UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)	(Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/16

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Semi-Annual Report

June 30, 2016

Alternative Funds

Lazard Enhanced Opportunities Portfolio

Lazard Fundamental Long/Short Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

• State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

5	Performance Overviews

7	Information About Your Portfolio’s Expenses

9	Portfolio Holdings Presented by Sector

10	Portfolios of Investments

10	Lazard Enhanced Opportunities Portfolio

19	Lazard Fundamental Long/Short Portfolio

22	Notes to Portfolios of Investments

24	Statements of Assets and Liabilities

25	Statements of Operations

26	Statements of Changes in Net Assets

27	Financial Highlights

29	Notes to Financial Statements

40	Board of Directors and Officers Information

43	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2016, global equity markets stood firm despite significant bouts of volatility. Concerns about the Chinese economy, commodity price declines, and a series of disappointing earnings announcements pressured equity markets in the early months of 2016. However, they rallied in the latter half of the first quarter and into the second as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Although global equity markets fell again in late-June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union, certain regions rebounded by the end of the period. In addition, signs of some stability in commodity prices helped emerging markets assets during the period.

Volatility also played a role in global bond markets as investors traded largely on risk assessment of macro events. In Europe, the 10-year German bund yield fell below zero for the first time, following Swiss and Japanese 10-year government bonds, which have been in negative territory for some time. The surprising outcome of the UK referendum triggered another rally in safe haven assets, pushing some government bond yields even further into negative territory. The low yield, but still positive, environment continued in the United States.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities, and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Lazard Alternatives

Global financial markets were volatile during the first half of 2016, as risk sentiment seesawed amid mixed macro developments. Equity markets worldwide experienced a sharp sell-off at the beginning of the year and the Chicago Board Options Exchange Volatility® Index spiked, as investors looked to hedge equity prices when the bottom began to fall out of the market. In February, however, stocks staged a recovery. By the end of the six-month period, the MSCI All Country World® Index and the S&P 500® Index finished up 1.2% and 3.8%, respectively. Commodity prices weakened in the first several weeks of the year, due largely to worries about global economic growth, but rallied after February, led by crude oil prices, which nearly doubled from January lows. The market value of sovereign bonds trading with a negative yield reached a record-high during the period, led by Germany and Japan. The yield on the benchmark 10-year US Treasury bond, which began the year at 2.27%, reached as low as 1.34% at one point, but rebounded to 1.47% at the end of the first half of the year. The affirmative vote in the United Kingdom to leave the European Union (the so-called “Brexit”), coupled with anxiety about global growth and heightened geopolitical risks, clouded the outlook as to when the US Federal Reserve might raise interest rates again. This uncertainty about the timing, among other factors, resulted in significant volatility in the US dollar, though it paled against the revaluation on the pound sterling. Similar to other risk assets, credit spreads, specifically the BofA High Yield® Index, rose early in the year before falling markedly to finish at 625 basis points (bps), or roughly 80 bps lower than where they began the year. Similarly, investment grade spreads tightened roughly 30 bps. Both high yield and investment grade returns benefited from the improvement in US Treasuries, which, combined with the improvement in spreads, yielded positive returns.

Lazard Enhanced Opportunities Portfolio

For the six months ended June 30, 2016, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 1.57%, while Open Shares posted a total return of 1.46%, as compared with the 1.36% return for the BofA Merrill Lynch U.S. Convertible ex Mandatory® Index and -0.83% return for the HFRX Global Hedge Fund® Index.

Special situations—notably bond exchanges—paced returns. Portfolio-level credit hedges contributed as well, as did directional and hedged positions in real estate investment trusts. Commodity, building materials, transports, and natural resource exposures helped as well. Valuations improved in the second quarter, from significant mark to market in the first quarter, but nonetheless remain compelling. The special situation opportunity set continues to grow, particularly in light of record high equity prices, the low rate environment, and elevated single name equity volatility. After a quiet first quarter, the primary market gained momentum in the second quarter, which is a trend we expect to continue, given the constructive economic backdrop.

Lazard Fundamental Long/Short Portfolio

For the six months ended June 30, 2016, the Lazard Fundamental Long/Short Portfolio’s Institutional Shares posted a total return of -8.24%, while Open Shares posted a total return of -8.36%, as compared with the -3.92% return for the HFRX Equity Hedge® Index and 3.84% return for the S&P 500 Index.

A long position in wireless infrastructure REIT Communications Sales & Leasing contributed to performance, as shares rose after investors shifted capital into higher-yielding names amid expectations for a prolonged low-rate environment. Also, during the second quarter, the company announced plans to acquire Tower Cloud for $230 million. A long position in Molson Coors also helped returns, as shares rose as investors anticipated the close of the company’s acquisition of its remaining stake in MillerCoors. The Portfolio also benefited from a long position in clothing and apparel company Deckers, as shares rose after the company announced strong earnings and conservative management guidance. We sold our position in April, as the stock approached our target valuation and we saw opportunity elsewhere.

In contrast, the Portfolio was hurt by its long position in consumer financial services provider OneMain, as shares fell amid continued concerns about the company’s funding costs in a rising rate environment, as well as its subprime loan exposure. We sold our position in February, as a reassessment of our scenarios resulted in the risk-adjusted upside no longer being

Semi-Annual Report  3

favorable. A long position in medical device maker Natus Medical also hurt returns, as shares fell after the company announced revenues below expectations, citing pushouts of key orders. We sold our position after the announcement in April, as our thesis was negatively impacted by the company’s business in Venezuela. The Portfolio also was hurt by its short position in retailer Big Lots, as shares rose after the company reported quarterly earnings above expectations and management raised its guidance for the year, driven by strong same-store sales. We covered our position after the announcement in May, as we saw better opportunity elsewhere.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager’), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

4  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, BofA Merrill Lynch U.S. Convertible ex Mandatory® Index and HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One Year	Since Inception	†
Institutional Shares**	-1.67%	-0.53%
Open Shares**	-1.93%	-0.77%
BofA Merrill Lynch U.S. Convertible ex Mandatory Index	-4.96%	-0.95%
HFRX Global Hedge Fund Index	-5.64%	-2.98%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The BofA Merrill Lynch U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

Semi-Annual Report  5

Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500® Index and HFRX Equity Hedge® Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
		Since
	One Year	Inception	†
Institutional Shares**	-4.96%	4.92%
Open Shares**	-5.23%	4.66%
S&P 500 Index	3.99%	7.39%
HFRX Equity Hedge Index	-8.33%	-2.17%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The HFRX Equity Hedge Index tracks the strategy, also known as long/short equity, that combines core long holdings of equities with short sales of stock or stock index options. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

6  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2016 through June 30, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report  7

Portfolio	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 - 6/30/16	Annualized Expense Ratio During Period 1/1/16 - 6/30/16

Enhanced Opportunities
Institutional Shares
Actual	$1,000.00	$1,015.70	$8.52	1.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.41	$8.52	1.70%
Open Shares
Actual	$1,000.00	$1,013.50	$9.76	1.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.17	$9.77	1.95%

Fundamental Long/Short†
Institutional Shares
Actual	$1,000.00	$917.60	$14.83	3.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.40	$15.54	3.11%
Open Shares
Actual	$1,000.00	$916.40	$16.11	3.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,008.06	$16.88	3.38%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

†	The expense ratios include broker expense and dividend expense on securities sold short.

8  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2016 (unaudited)

	Lazard Enhanced Opportunities	Lazard Fundamental Long/Short Portfolio
Sector	Portfolio*	Long**	Short†

Consumer Discretionary	13.5%	9.5%	-28.5%
Consumer Staples	0.9	5.8	-4.0
Energy	4.1	1.4	—
Financials	19.1	10.1	-23.1
Health Care	13.4	11.9	-19.4
Industrials	6.9	6.2	-8.3
Information Technology	18.9	7.5	-14.5
Materials	6.0	1.2	-2.2
Telecommunication Services	—	1.7	—
Short-Term Investments	17.2	44.7	—
Total Investments	100.0%	100.0%	-100.0%

*	Represents percentage of total investments.
**	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.

Semi-Annual Report  9

The Lazard Funds, Inc. Portfolios of Investments June 30, 2016 (unaudited)

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 0.9%

Mexico | 0.1%
Cemex SAB de CV Sponsored ADR (a)	3,357	$20,712

United States | 0.8%
Colony Starwood Homes REIT	801	24,367
Dycom Industries, Inc. (a)	83	7,450
Encore Capital Group, Inc. (a)	376	8,847
Exelixis, Inc. (a)	11,696	91,346
Forest City Realty Trust, Inc., Class A REIT	100	2,231
FXCM, Inc., Class A (a)	23	199
Gramercy Property Trust REIT	22	203
Innoviva, Inc.	1,311	13,805
JAKKS Pacific, Inc. (a)	562	4,445
LinkedIn Corp., Class A (a)	20	3,785
Navistar International Corp. (a)	351	4,103
Sequenom, Inc. (a)	519	474
Trinity Industries, Inc.	961	17,846
		179,101
Total Common Stocks (Cost $167,552)		199,813

Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 62.7%

Argentina | 0.4%
MercadoLibre, Inc.,
2.250%, 07/01/19	USD	62	$78,314

Canada | 2.1%
Element Financial Corp.:
5.125%, 06/30/19	CAD	158	131,774
4.250%, 06/30/20	CAD	367	287,646
			419,420
Greece | 0.6%
Aegean Marine Petroleum Network, Inc.,
4.000%, 11/01/18	USD	154	120,890
Description	Security Currency	Principal Amount (000)	Fair Value

Japan | 0.5%
Nipro Corp.,
0.000%, 01/29/21	JPY	10,000	$104,585

Mexico | 2.9%
Cemex SAB de CV:
3.750%, 03/15/18	USD	243	249,379
3.720%, 03/15/20	USD	372	346,657
			596,036
United States | 56.2%
Aceto Corp.,
2.000%, 11/01/20 (b)	USD	55	51,013
AK Steel Corp.,
5.000%, 11/15/19	USD	111	127,581
Akamai Technologies, Inc.,
0.000%, 02/15/19	USD	228	224,865
Allscripts Healthcare Solutions, Inc.,
1.250%, 07/01/20	USD	45	45,000
Altra Industrial Motion Corp.,
2.750%, 03/01/31	USD	20	22,600
AMAG Pharmaceuticals, Inc.,
2.500%, 02/15/19	USD	8	8,820
American Residential
Properties OP LP,
3.250%, 11/15/18 (b)	USD	68	81,898
AmTrust Financial Services, Inc.,
2.750%, 12/15/44	USD	172	131,580
Ascent Capital Group, Inc.,
4.000%, 07/15/20	USD	55	31,247
Bottomline Technologies de, Inc.,
1.500%, 12/01/17	USD	121	121,529
Broadsoft, Inc.,
1.000%, 09/01/22 (b)	USD	75	91,172
CalAtlantic Group, Inc.:
0.250%, 06/01/19	USD	265	245,291
1.250%, 08/01/32	USD	39	41,925
Carriage Services, Inc.,
2.750%, 03/15/21	USD	68	79,858
Ciena Corp.,
0.875%, 06/15/17	USD	124	122,528
Cobalt International Energy, Inc.,
2.625%, 12/01/19	USD	147	55,125
Colony Starwood Homes:
4.500%, 10/15/17	USD	240	264,000
3.000%, 07/01/19	USD	281	309,802

The accompanying notes are an integral part of these financial statements.

10  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Cornerstone OnDemand, Inc.,
1.500%, 07/01/18	USD	111	$114,122
Cowen Group, Inc.,
3.000%, 03/15/19	USD	141	126,548
CSG Systems International, Inc.,
4.250%, 03/15/36 (b)	USD	224	235,760
Dycom Industries, Inc.,
0.750%, 09/15/21 (b)	USD	240	273,300
Electronics For Imaging, Inc.,
0.750%, 09/01/19	USD	16	17,150
Encore Capital Group, Inc.:
3.000%, 11/27/17	USD	186	182,164
2.875%, 03/15/21	USD	147	103,819
Exelixis, Inc.,
4.250%, 08/15/19	USD	64	94,840
Forest City Realty Trust, Inc.:
4.250%, 08/15/18	USD	43	49,665
3.625%, 08/15/20	USD	351	382,371
FXCM, Inc.,
2.250%, 06/15/18	USD	55	19,216
GPT Property Trust LP,
3.750%, 03/15/19	USD	7	8,798
Green Plains, Inc.,
3.250%, 10/01/18	USD	32	35,700
Griffon Corp.,
4.000%, 01/15/17	USD	225	274,781
HealthSouth Corp.,
2.000%, 12/01/43	USD	56	65,345
Huron Consulting Group, Inc.,
1.250%, 10/01/19	USD	17	17,278
Iconix Brand Group, Inc.,
1.500%, 03/15/18	USD	355	287,106
Illumina, Inc.,
0.500%, 06/15/21	USD	104	103,870
Innoviva, Inc.,
2.125%, 01/15/23	USD	102	80,580
Integra LifeSciences Holdings Corp.,
1.625%, 12/15/16	USD	132	200,227
JAKKS Pacific, Inc.,
4.250%, 08/01/18	USD	142	149,366
Knowles Corp.,
3.250%, 11/01/21 (b)	USD	87	88,631
Description	Security Currency	Principal Amount (000)	Fair Value

LGI Homes, Inc.,
4.250%, 11/15/19	USD	140	$217,000
Liberty Interactive LLC,
1.000%, 09/30/43 (b)	USD	175	152,234
Liberty Media Corp.,
1.375%, 10/15/23	USD	14	13,904
LinkedIn Corp.,
0.500%, 11/01/19	USD	261	257,574
Live Nation Entertainment, Inc.,
2.500%, 05/15/19	USD	80	80,200
M/I Homes, Inc.,
3.250%, 09/15/17	USD	139	139,608
Meritage Homes Corp.,
1.875%, 09/15/32	USD	325	323,172
Micron Technology, Inc.,
3.000%, 11/15/43	USD	80	61,100
Molina Healthcare, Inc.,
1.625%, 08/15/44	USD	189	205,183
Monster Worldwide, Inc.,
3.500%, 10/15/19	USD	148	127,557
Navistar International Corp.,
4.750%, 04/15/19	USD	85	49,353
NetSuite, Inc.,
0.250%, 06/01/18	USD	250	244,844
Nuance Communications, Inc.:
2.750%, 11/01/31	USD	178	179,557
1.000%, 12/15/35 (b)	USD	50	43,938
NuVasive, Inc.,
2.250%, 03/15/21	USD	256	303,040
PDL BioPharma, Inc.,
4.000%, 02/01/18	USD	150	142,125
PRA Group, Inc.,
3.000%, 08/01/20	USD	190	148,081
Quidel Corp.,
3.250%, 12/15/20	USD	123	113,929
Red Hat, Inc.,
0.250%, 10/01/19	USD	76	92,150
Redwood Trust, Inc.,
4.625%, 04/15/18	USD	178	175,886
Renewable Energy Group, Inc.,
4.000%, 06/15/36 (b)	USD	88	86,680
RTI International Metals, Inc.,
1.625%, 10/15/19	USD	123	130,380
RWT Holdings, Inc.,
5.625%, 11/15/19	USD	32	31,320

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  11

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Shutterfly, Inc.,
0.250%, 05/15/18	USD	146	$144,631
Starwood Property Trust, Inc.:
3.750%, 10/15/17	USD	193	194,568
4.550%, 03/01/18	USD	236	245,882
TerraVia Holdings, Inc.,
5.000%, 10/01/19	USD	144	72,630
The Greenbrier Cos., Inc.,
3.500%, 04/01/18	USD	60	63,750
The Medicines Co.,
2.750%, 07/15/23 (b)	USD	260	249,275
Toll Brothers Finance Corp.,
0.500%, 09/15/32	USD	192	187,920
Trinity Industries, Inc.,
3.875%, 06/01/36	USD	126	136,237
VEREIT, Inc.,
3.000%, 08/01/18	USD	95	94,240
Vitamin Shoppe, Inc.,
2.250%, 12/01/20 (b)	USD	23	22,741
Wabash National Corp.,
3.375%, 05/01/18	USD	174	216,956
Weatherford International, Ltd.,
5.875%, 07/01/21	USD	265	288,097
Web.com Group, Inc.,
1.000%, 08/15/18	USD	309	284,087
WebMD Health Corp.:
1.500%, 12/01/20	USD	265	336,384
2.625%, 06/15/23 (b)	USD	158	154,149
Whiting Petroleum Corp.,
1.250%, 04/01/20	USD	80	63,300
Workday, Inc.,
0.750%, 07/15/18	USD	73	81,030
Wright Medical Group NV,
2.250%, 11/15/21 (b)	USD	121	124,479
Wright Medical Group, Inc.,
2.000%, 02/15/20	USD	116	105,995
			11,351,637
Total Corporate Bonds
(Cost $12,556,812)			12,670,882
Description	Shares	Fair Value

Preferred Stocks | 0.7%

United States | 0.7%
Bunge, Ltd.
(Cost $128,654)	1,519	$140,523

Short-Term Investment | 13.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $2,698,999)	2,698,999	2,698,999

Description	Number of Contracts	Fair Value

Purchased Options | 0.1%

Aegean Marine Petroleum Network, Inc. 10 Call, Expires 09/16/16	15	$240
AK Steel Holding Corp. 4.5 Call, Expires 07/15/16	18	522
AK Steel Holding Corp. 6 Call, Expires 09/16/16	41	697
Allscripts Healthcare Solutions, Inc. 15 Call, Expires 09/16/16	20	100
Altra Industrial Motion Corp. 30 Call, Expires 10/21/16	7	315
AmTrust Financial Services, Inc. 28.75 Call, Expires 09/16/16	12	60
Ascent Capital Group, Inc. 17.5 Call, Expires 07/15/16	8	240
Atlas Air Worldwide Holdings, Inc. 55 Call, Expires 11/18/16	17	765
Blucora, Inc. 10 Call, Expires 07/15/16	12	696
Bunge, Ltd. 75 Call, Expires 10/21/16	4	20
Cemex SAB de CV 7 Call, Expires 07/15/16	81	324
Emergent Biosolutions, Inc. 35 Call, Expires 08/19/16	23	1,150
Encore Capital Group, Inc. 30 Call, Expires 07/15/16	1	10

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Description	Number of Contracts	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Encore Capital Group, Inc. 35 Call, Expires 09/16/16	10	$100
Iconix Brand Group, Inc. 10 Call, Expires 08/19/16	15	90
Innoviva, Inc. 12.5 Call, Expires 09/16/16	9	270
MercadoLibre, Inc. 145 Call, Expires 07/15/16	12	1,980
Micron Technology, Inc. 15 Call, Expires 07/01/16	5	40
NetSuite, Inc. 90 Call, Expires 07/15/16	2	60
Red Hat, Inc. 90 Call, Expires 09/16/16	10	100
The Greenbrier Cos., Inc. 35 Call, Expires 09/16/16	16	848
Trinity Industries, Inc. 22 Call, Expires 07/15/16	7	56
Description	Number of Contracts	Fair Value

Twitter, Inc. 17 Call, Expires 09/16/16	13	$2,119
Web.com Group, Inc. 22.5 Call, Expires 09/16/16	10	50
WebMD Health Corp. 70 Call, Expires 09/16/16	13	650
Workday, Inc. 82.5 Call, Expires 09/16/16	3	705

Total Purchased Options (Cost $35,346)		12,207

Total Investments | 77.8% (Cost $15,587,363) (c), (d)		$15,722,424

Cash and Other Assets in Excess of Liabilities | 22.2%		4,482,964

Net Assets | 100.0%		$20,205,388

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Lazard Enhanced Opportunities Portfolio (continued)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	429,433	CAD	421,910	SSB	09/21/16	$7,523	$—
USD	93,900	JPY	97,093	SSB	09/21/16	—	3,192
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$7,523	$3,192

Written Options open at June 30, 2016:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Fair Value

Aegean Marine Petroleum Network, Inc. 7.5 Put	15	$7.50	09/16/16	$1,147	$(2,550)
AK Steel Holding Corp. 4 Put	20	4.00	09/16/16	628	(640)
AK Steel Holding Corp. 4.5 Put	20	4.50	09/16/16	982	(1,180)
Allscripts Healthcare Solutions, Inc. 12 Put	20	12.00	09/16/16	828	(800)
Altra Industrial Motion Corp. 25 Put	7	25.00	10/21/16	643	(595)
AmTrust Financial Services, Inc. 23.75 Put	8	23.75	09/16/16	773	(920)
AmTrust Financial Services, Inc. 25 Put	3	25.00	09/16/16	368	(450)
Ascent Capital Group, Inc. 12.5 Put	8	12.50	07/15/16	1,367	(80)
Atlas Air Worldwide Holdings, Inc. 40 Put	17	40.00	11/18/16	5,543	(5,950)
Bunge, Ltd. 57.5 Put	3	57.50	07/15/16	286	(150)
Bunge, Ltd. 60 Put	4	60.00	07/15/16	194	(696)
Bunge, Ltd. 60 Put	4	60.00	10/21/16	626	(1,520)
Bunge, Ltd. 65 Put	4	65.00	07/15/16	404	(2,120)
Cemex SAB de CV 6 Put	20	6.00	07/15/16	356	(360)
Emergent Biosolutions, Inc. 30 Put	23	30.00	08/19/16	5,055	(5,405)
Encore Capital Group, Inc. 22.5 Put	1	22.50	07/15/16	62	(40)
Encore Capital Group, Inc. 22.5 Put	12	22.50	09/16/16	1,542	(2,040)
Iconix Brand Group, Inc. 7.5 Put	15	7.50	08/19/16	1,479	(1,650)
Innoviva, Inc. 10 Put	9	10.00	09/16/16	616	(675)
MercadoLibre, Inc. 125 Put	12	125.00	07/15/16	2,919	(360)
Meritage Homes Corp. 32.5 Put	4	32.50	07/15/16	149	(80)
NetSuite, Inc. 70 Put	2	70.00	07/15/16	308	(364)
NetSuite, Inc. 75 Put	4	75.00	07/15/16	491	(1,680)
Red Hat, Inc. 67.5 Put	10	67.50	09/16/16	996	(1,650)
Red Hat, Inc. 70 Put	10	70.00	07/15/16	1,736	(500)
Red Hat, Inc. 72.5 Put	10	72.50	07/15/16	1,035	(1,250)
The Greenbrier Cos., Inc. 25 Put	16	25.00	09/16/16	2,892	(1,600)
Trinity Industries, Inc. 18 Put	7	18.00	07/15/16	476	(210)
Web.com Group, Inc. 15 Put	10	15.00	09/16/16	561	(250)
WebMD Health Corp. 60 Put	8	60.00	07/15/16	508	(2,320)
WebMD Health Corp. 60 Put	13	60.00	09/16/16	4,040	(6,370)
Workday, Inc. 77.5 Put	3	77.50	09/16/16	1,612	(2,070)
Total premium/fair value of Written Options				$40,622	$(46,525)

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

Total Return Swap Agreements open at June 30, 2016:

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month JPY LIBOR plus 1.00%	JPY	DUB	108	12/05/16	Keihan Holdings Co., Ltd.	$—	$7,299
1 Month JPY LIBOR plus 1.00%	JPY	DUB	94	12/05/16	Unicharm Corp.	—	1,840
1 Month USD LIBOR plus 1.00%	USD	DUB	170	09/28/16	Aceto Corp.	1,443	—
1 Month USD LIBOR plus 1.00%	USD	DUB	139	09/28/16	Aegean Marine Petroleum Network, Inc.	3,023	—
1 Month USD LIBOR plus 1.00%	USD	DUB	55	09/28/16	AK Steel Corp.	39,190	—
1 Month USD LIBOR plus 1.00%	USD	DUB	180	09/28/16	Allscripts Healthcare Solutions, Inc.	—	2,872
1 Month USD LIBOR plus 1.00%	USD	DUB	240	09/28/16	Altra Industrial Motion Corp.	4,845	—
1 Month USD LIBOR plus 1.00%	USD	DUB	101	09/28/16	AMAG Pharmaceuticals, Inc.	—	376
1 Month USD LIBOR plus 1.00%	USD	DUB	206	09/28/16	American Residential Properties OP LP	50,081	—
1 Month USD LIBOR plus 1.00%	USD	DUB	86	09/28/16	AmTrust Financial Services, Inc.	—	5,837
1 Month USD LIBOR plus 1.00%	USD	DUB	12	09/28/16	Ascent Capital Group, Inc.	—	3,085
1 Month USD LIBOR plus 1.00%	USD	DUB	31	09/28/16	Blucora, Inc.	7,402	—
1 Month USD LIBOR plus 1.00%	USD	DUB	150	09/28/16	Bottomline Technologies de, Inc.	—	14,836
1 Month USD LIBOR plus 1.00%	USD	DUB	197	09/28/16	BroadSoft, Inc.	21,449	—
1 Month USD LIBOR plus 1.00%	USD	DUB	71	09/28/16	Bunge Ltd.	—	1,817
1 Month USD LIBOR plus 1.00%	USD	DUB	260	09/28/16	CalAtlantic Group, Inc.	9,990	—
1 Month USD LIBOR plus 1.00%	USD	DUB	271	09/28/16	Carriage Services, Inc.	11,864	—
1 Month USD LIBOR plus 1.00%	USD	DUB	185	09/28/16	Cemex SAB de CV	13,368	—
1 Month USD LIBOR plus 1.00%	USD	DUB	1	09/28/16	Colony Starwood Homes	149	—
1 Month USD LIBOR plus 1.00%	USD	DUB	26	09/28/16	Colony Starwood Homes	1,413	—
1 Month USD LIBOR plus 1.00%	USD	DUB	34	09/28/16	Cornerstone OnDemand, Inc.	256	—
1 Month USD LIBOR plus 1.00%	USD	DUB	69	09/28/16	Cowen Group, Inc.	—	10,975
1 Month USD LIBOR plus 1.00%	USD	DUB	16	09/28/16	CSG Systems International, Inc.	—	256
1 Month USD LIBOR plus 1.00%	USD	DUB	54	09/28/16	Dycom Industries, Inc.	2,039	—
1 Month USD LIBOR plus 1.00%	USD	DUB	42	09/28/16	Electronics For Imaging, Inc.	—	49
1 Month USD LIBOR plus 1.00%	USD	DUB	43	09/28/16	Encore Capital Group, Inc.	—	1,513
1 Month USD LIBOR plus 1.00%	USD	DUB	57	09/28/16	Encore Capital Group, Inc.	—	14,522
1 Month USD LIBOR plus 1.00%	USD	DUB	64	09/28/16	Exelixis, Inc.	33,079	—
1 Month USD LIBOR plus 1.00%	USD	DUB	84	09/28/16	Forest City Realty Trust, Inc.	—	2,578
1 Month USD LIBOR plus 1.00%	USD	DUB	48	09/28/16	Forest City Realty Trust, Inc.	2,965	—
1 Month USD LIBOR plus 1.00%	USD	DUB	182	09/28/16	GPT Property Trust LP	30,804	—
1 Month USD LIBOR plus 1.00%	USD	DUB	261	09/28/16	Green Plains, Inc.	18,590	—
1 Month USD LIBOR plus 1.00%	USD	DUB	282	09/28/16	Greenbrier Cos, Inc.	601	—
1 Month USD LIBOR plus 1.00%	USD	DUB	212	09/28/16	HealthSouth Corp.	17,788	—
1 Month USD LIBOR plus 1.00%	USD	DUB	327	09/28/16	Hologic, Inc.	—	3,652
1 Month USD LIBOR plus 1.00%	USD	DUB	24	09/28/16	Huron Consulting Group, Inc.	321	—
1 Month USD LIBOR plus 1.00%	USD	DUB	124	09/28/16	Innoviva, Inc.	8,958	—
1 Month USD LIBOR plus 1.00%	USD	DUB	305	09/28/16	Integra LifeSciences Holdings Corp.	63,957	—
1 Month USD LIBOR plus 1.00%	USD	DUB	81	09/28/16	Intercept Pharmaceuticals, Inc.	—	—	^
1 Month USD LIBOR plus 1.00%	USD	DUB	82	09/28/16	Knowles Corp.	—	4,569
1 Month USD LIBOR plus 1.00%	USD	DUB	44	09/28/16	LGI Homes, Inc.	18,404	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Lazard Enhanced Opportunities Portfolio (continued)

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD LIBOR plus 1.00%	USD	DUB	71	09/28/16	Liberty Interactive LLC	$221	$—
1 Month USD LIBOR plus 1.00%	USD	DUB	169	09/28/16	Liberty Media Corp.	10,190	—
1 Month USD LIBOR plus 1.00%	USD	DUB	16	09/28/16	Live Nation Entertainment, Inc.	648	—
1 Month USD LIBOR plus 1.00%	USD	DUB	250	09/28/16	MercadoLibre, Inc.	55,116	—
1 Month USD LIBOR plus 1.00%	USD	DUB	85	09/28/16	Molina Healthcare, Inc.	—	10,110
1 Month USD LIBOR plus 1.00%	USD	DUB	141	09/28/16	NetSuite, Inc.	8,939	—
1 Month USD LIBOR plus 1.00%	USD	DUB	137	09/28/16	Nuance Communications, Inc.	—	10,215
1 Month USD LIBOR plus 1.00%	USD	DUB	14	09/28/16	PDL BioPharma, Inc.	—	182
1 Month USD LIBOR plus 1.00%	USD	DUB	10	09/28/16	PRA Group, Inc.	—	1,154
1 Month USD LIBOR plus 1.00%	USD	DUB	34	09/28/16	Proofpoint, Inc.	109	—
1 Month USD LIBOR plus 1.00%	USD	DUB	62	09/28/16	PTC Therapeutics, Inc.	—	8,153
1 Month USD LIBOR plus 1.00%	USD	DUB	16	09/28/16	Quidel Corp.	—	1,843
1 Month USD LIBOR plus 1.00%	USD	DUB	18	09/28/16	Renewable Energy Group, Inc.	—	847
1 Month USD LIBOR plus 1.00%	USD	DUB	27	09/28/16	RTI International Metals, Inc.	1,134	—
1 Month USD LIBOR plus 1.00%	USD	DUB	30	09/28/16	RWT Holdings, Inc.	4,948	—
1 Month USD LIBOR plus 1.00%	USD	DUB	23	09/28/16	Sequenom, Inc.	—	8,291
1 Month USD LIBOR plus 1.00%	USD	DUB	144	09/28/16	Shutterfly, Inc.	434	—
1 Month USD LIBOR plus 1.00%	USD	DUB	46	09/28/16	Starwood Property Trust, Inc.	1,967	—
1 Month USD LIBOR plus 1.00%	USD	DUB	23	09/28/16	Starwood Property Trust, Inc.	1,298	—
1 Month USD LIBOR plus 1.00%	USD	DUB	69	09/28/16	TerraVia Holdings, Inc.	—	5,411
1 Month USD LIBOR plus 1.00%	USD	DUB	476	09/28/16	Trinity Industries, Inc.	—	9,364
1 Month USD LIBOR plus 1.00%	USD	DUB	17	09/28/16	Wabash National Corp.	1,613	—
1 Month USD LIBOR plus 1.00%	USD	DUB	58	09/28/16	WebMD Health Corp.	—	3,201
1 Month USD LIBOR plus 1.00%	USD	DUB	214	09/28/16	Workday, Inc.	20,222	—
1 Month USD LIBOR plus 1.00%	USD	DUB	42	09/28/16	Wright Medical Group NV	—	2,895
1 Month USD LIBOR plus 1.00%	USD	DUB	99	09/28/16	Wright Medical Group, Inc.	—	612
						468,818	138,354

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

1 Month JPY LIBOR less 0.40%	JPY	DUB	13	12/05/16	Keihan Holdings Co., Ltd.	$—	$140
1 Month JPY LIBOR less 0.40%	JPY	DUB	26	12/05/16	Nipro Corp.	—	1,922
1 Month JPY LIBOR less 0.40%	JPY	DUB	48	12/05/16	Unicharm Corp.	3,910	—
CAD CDOR less 0.30%	CAD	DUB	100	01/20/17	Element Financial Corp.	6,011	—
USD FED OPEN less 0.25%	USD	DUB	158	09/29/16	NuVasive, Inc.	—	22,493
USD FED OPEN less 0.30%	USD	DUB	117	09/29/16	Aceto Corp.	509	—
USD FED OPEN less 0.30%	USD	DUB	88	09/29/16	Aegean Marine Petroleum Network, Inc.	22,193	—
USD FED OPEN less 0.30%	USD	DUB	39	09/29/16	Akamai Technologies, Inc.	—	925
USD FED OPEN less 0.30%	USD	DUB	50	09/29/16	Alcoa, Inc.	637	—
USD FED OPEN less 0.30%	USD	DUB	90	09/29/16	Allscripts Healthcare Solutions, Inc.	3,229	—
USD FED OPEN less 0.30%	USD	DUB	159	09/29/16	Altra Industrial Motion Corp.	—	11,391

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

Receive	Currency	Counterparty	Notional Amount (000)		Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

USD FED OPEN less 0.30%	USD	DUB	62		09/29/16	AMAG Pharmaceuticals, Inc.	$929	$—
USD FED OPEN less 0.30%	USD	DUB	172		09/29/16	American Homes 4 Rent	—	24,599
USD FED OPEN less 0.30%	USD	DUB	53		09/29/16	Anacor Pharmaceuticals, Inc.	—	21,749
USD FED OPEN less 0.30%	USD	DUB	13		09/29/16	Ascent Capital Group, Inc.	—	3,010
USD FED OPEN less 0.30%	USD	DUB	3		09/29/16	Blucora, Inc.	—	1,239
USD FED OPEN less 0.30%	USD	DUB	57		09/29/16	Bottomline Technologies de, Inc.	6,020	—
USD FED OPEN less 0.30%	USD	DUB	183		09/29/16	BroadSoft, Inc.	—	37,948
USD FED OPEN less 0.30%	USD	DUB	164		09/29/16	Bunge Ltd.	—	6,228
USD FED OPEN less 0.30%	USD	DUB	160		09/29/16	CalAtlantic Group, Inc.	287	—
USD FED OPEN less 0.30%	USD	DUB	242		09/29/16	Carriage Services, Inc.	—	22,583
USD FED OPEN less 0.30%	USD	DUB	232		09/29/16	Cemex SAB de CV	7,083	—
USD FED OPEN less 0.30%	USD	DUB	27		09/29/16	Cobalt International Energy, Inc.	13,735	—
USD FED OPEN less 0.30%	USD	DUB	232		09/29/16	Colony Starwood Homes	—	39,563
USD FED OPEN less 0.30%	USD	DUB	39		09/29/16	Cornerstone OnDemand, Inc.	3,851	—
USD FED OPEN less 0.30%	USD	DUB	81		09/29/16	Cowen Group, Inc.	15,167	—
USD FED OPEN less 0.30%	USD	DUB	95		09/29/16	CSG Systems International, Inc.	9,116	—
USD FED OPEN less 0.30%	USD	DUB	171		09/29/16	Dycom Industries, Inc.	—	21,307
USD FED OPEN less 0.30%	USD	DUB	21		09/29/16	Electronics For Imaging, Inc.	—	943
USD FED OPEN less 0.30%	USD	DUB	25		09/29/16	Emergent BioSolutions, Inc.	138	—
USD FED OPEN less 0.30%	USD	DUB	153		09/29/16	Forest City Realty Trust, Inc.	—	3,515
USD FED OPEN less 0.30%	USD	DUB	147		09/29/16	Gramercy Property Trust	—	18,824
USD FED OPEN less 0.30%	USD	DUB	164		09/29/16	Green Plains, Inc.	—	35,815
USD FED OPEN less 0.30%	USD	DUB	114		09/29/16	Greenbrier Cos, Inc.	—	9,297
USD FED OPEN less 0.30%	USD	DUB	217		09/29/16	Griffon Corp.	—	11,988
USD FED OPEN less 0.30%	USD	DUB	184		09/29/16	HealthSouth Corp.	—	4,854
USD FED OPEN less 0.30%	USD	DUB	47		09/29/16	Hologic, Inc.	—	184
USD FED OPEN less 0.30%	USD	DUB	17		09/29/16	Huron Consulting Group, Inc.	—	305
USD FED OPEN less 0.30%	USD	DUB	76		09/29/16	Iconix Brand Group, Inc.	7,839	—
USD FED OPEN less 0.30%	USD	DUB	23		09/29/16	Illumina, Inc.	18	—
USD FED OPEN less 0.30%	USD	DUB	496		09/29/16	Integra LifeSciences Holdings Corp.	—	77,879
USD FED OPEN less 0.30%	USD	DUB	39		09/29/16	Intercept Pharmaceuticals, Inc.	—	—	^
USD FED OPEN less 0.30%	USD	DUB	95		09/29/16	Knowles Corp.	8,044	—
USD FED OPEN less 0.30%	USD	DUB	1		09/29/16	Liberty Braves Group	—	2,011
USD FED OPEN less 0.30%	USD	DUB	—	†	09/29/16	Liberty Media Group	—	11,484
USD FED OPEN less 0.30%	USD	DUB	71		09/29/16	Liberty SiriusXM Group	—	227
USD FED OPEN less 0.30%	USD	DUB	62		09/29/16	LinkedIn Corp.	—	7,650
USD FED OPEN less 0.30%	USD	DUB	19		09/29/16	Live Nation Entertainment, Inc.	—	83
USD FED OPEN less 0.30%	USD	DUB	32		09/29/16	M/I Homes, Inc.	—	599
USD FED OPEN less 0.30%	USD	DUB	132		09/29/16	Medicines Co.	6,843	—
USD FED OPEN less 0.30%	USD	DUB	189		09/29/16	MercadoLibre, Inc.	—	43,648
USD FED OPEN less 0.30%	USD	DUB	19		09/29/16	Micron Technology, Inc.	—	2,107
USD FED OPEN less 0.30%	USD	DUB	124		09/29/16	Molina Healthcare, Inc.	7,168	—
USD FED OPEN less 0.30%	USD	DUB	53		09/29/16	Monster Worldwide, Inc.	10,284	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Lazard Enhanced Opportunities Portfolio (concluded)

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

USD FED OPEN less 0.30%	USD	DUB	25	09/29/16	Navistar International Corp.	$2,586	$—
USD FED OPEN less 0.30%	USD	DUB	79	09/29/16	NetSuite, Inc.	5,639	—
USD FED OPEN less 0.30%	USD	DUB	63	09/29/16	Nuance Communications, Inc.	8,930	—
USD FED OPEN less 0.30%	USD	DUB	45	09/29/16	PRA Group, Inc.	3,367	—
USD FED OPEN less 0.30%	USD	DUB	17	09/29/16	Proofpoint, Inc.	—	126
USD FED OPEN less 0.30%	USD	DUB	20	09/29/16	PTC Therapeutics, Inc.	—	1,173
USD FED OPEN less 0.30%	USD	DUB	43	09/29/16	Quidel Corp.	685	—
USD FED OPEN less 0.30%	USD	DUB	81	09/29/16	Red Hat, Inc.	2,182	—
USD FED OPEN less 0.30%	USD	DUB	67	09/29/16	Renewable Energy Group, Inc.	—	81
USD FED OPEN less 0.30%	USD	DUB	70	09/29/16	Shutterfly, Inc.	128	—
USD FED OPEN less 0.30%	USD	DUB	64	09/29/16	Starwood Property Trust, Inc.	—	1,708
USD FED OPEN less 0.30%	USD	DUB	218	09/29/16	Trinity Industries, Inc.	2,479	—
USD FED OPEN less 0.30%	USD	DUB	95	09/29/16	United States Treasury Note, 1.625%, 02/15/26	—	2,126
USD FED OPEN less 0.30%	USD	DUB	12	09/29/16	Vitamin Shoppe, Inc.	—	326
USD FED OPEN less 0.30%	USD	DUB	147	09/29/16	Wabash National Corp.	—	3,315
USD FED OPEN less 0.30%	USD	DUB	161	09/29/16	Weatherford International PLC	12,126	—
USD FED OPEN less 0.30%	USD	DUB	57	09/29/16	Web.com Group, Inc.	1,112	—
USD FED OPEN less 0.30%	USD	DUB	443	09/29/16	WebMD Health Corp.	27,553	—
USD FED OPEN less 0.30%	USD	DUB	12	09/29/16	Whiting Petroleum Corp.	2,059	—
USD FED OPEN less 0.30%	USD	DUB	148	09/29/16	Workday, Inc.	—	11,202
USD FED OPEN less 0.30%	USD	DUB	168	09/29/16	Wright Medical Group NV	7,489	—
USD FED OPEN less 0.75%	USD	DUB	126	09/29/16	AK Steel Holding Corp.	—	17,720
USD FED OPEN less 0.75%	USD	DUB	214	09/29/16	iShares Russell 2000 ETF	—	3,754
USD FED OPEN less 1.13%	USD	DUB	162	09/29/16	LGI Homes, Inc.	—	52,051
USD FED OPEN less 1.75%	USD	DUB	181	09/29/16	Encore Capital Group, Inc.	18,524	—
USD FED OPEN less 15.40%	USD	DUB	9	09/29/16	Sequenom, Inc.	4,705	—
USD FED OPEN less 2.50%	USD	DUB	10	09/29/16	PDL BioPharma, Inc.	835	—
USD FED OPEN less 24.50%	USD	DUB	3	09/29/16	FXCM, Inc.	1,095	—
USD FED OPEN less 3.00%	USD	DUB	131	09/29/16	AmTrust Financial Services, Inc.	2,203	—
USD FED OPEN less 3.00%	USD	DUB	172	09/29/16	Exelixis, Inc.	—	63,998
USD FED OPEN less 3.00%	USD	DUB	94	09/29/16	JAKKS Pacific, Inc.	—	4,366
USD FED OPEN less 4.00%	USD	DUB	116	09/29/16	Innoviva, Inc.	6,284	—
USD FED OPEN less 65.00%	USD	DUB	34	09/29/16	TerraVia Holdings, Inc.	1,935	—
						244,927	608,456
Total gross unrealized appreciation/depreciation on Total Return Swap Agreements						$713,745	$746,810

^	Amount is less than $0.50.
†	Amount is less than 500.

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 85.8%

Aerospace & Defense | 3.7%
Honeywell International, Inc. (e)	76,979	$8,954,197

Banks | 1.8%
Comerica, Inc. (e)	108,755	4,473,093

Beverages | 4.8%
Molson Coors Brewing Co., Class B (e)	116,385	11,770,015

Biotechnology | 5.7%
BioMarin Pharmaceutical, Inc. (a)	18,735	1,457,583
Celgene Corp. (a), (e)	58,795	5,798,951
Neurocrine Biosciences, Inc. (a)	35,685	1,621,883
Portola Pharmaceuticals, Inc. (a)	67,650	1,596,540
Vertex Pharmaceuticals, Inc. (a)	39,810	3,424,456
		13,899,413
Capital Markets | 2.3%
The Charles Schwab Corp. (e)	226,856	5,741,725

Commercial Services & Supplies | 1.2%
Tyco International PLC	69,355	2,954,523

Communications Equipment | 1.8%
Cisco Systems, Inc. (e)	154,300	4,426,867

Containers & Packaging | 1.8%
International Paper Co. (e)	104,100	4,411,758

Diversified Financial Services | 4.2%
Intercontinental Exchange, Inc. (e)	39,772	10,180,041

Diversified Telecommunication Services | 2.6%
AT&T, Inc. (e)	147,200	6,360,512

Electrical Equipment | 2.5%
Rockwell Automation, Inc. (e)	53,260	6,115,313

Food & Staples Retailing | 2.8%
Walgreens Boots Alliance, Inc. (e)	81,175	6,759,442
Description	Shares	Fair Value

Health Care Equipment &Supplies | 2.6%
Stryker Corp. (e)	53,750	$6,440,863

Health Care Providers & Services | 2.5%
Aetna, Inc.	24,360	2,975,087
McKesson Corp.	16,400	3,061,060
		6,036,147
Insurance | 3.6%
The Hartford Financial Services
Group, Inc. (e)	200,178	8,883,900

Internet Software & Services | 3.8%
Alphabet, Inc., Class C (a), (e)	8,796	6,087,711
Facebook, Inc., Class A (a)	28,128	3,214,468
		9,302,179
IT Services | 3.6%
Accenture PLC, Class A	24,875	2,818,089
Visa, Inc., Class A (e)	80,184	5,947,247
		8,765,336
Life Sciences Tools & Services | 3.1%
Thermo Fisher Scientific, Inc. (e)	50,979	7,532,657

Machinery | 2.3%
Deere & Co. (e)	70,125	5,682,930

Media | 3.1%
Comcast Corp., Class A	115,100	7,503,369

Oil, Gas & Consumable Fuels | 2.2%
Pioneer Natural Resources Co. (e)	36,000	5,443,560

Pharmaceuticals | 4.6%
Allergan PLC (a)	20,400	4,714,236
Bristol-Myers Squibb Co. (e)	87,510	6,436,361
		11,150,597
Real Estate Investment Trusts (REITs) | 3.8%
Communications Sales & Leasing, Inc. (e)	319,445	9,231,961

Semiconductors & Semiconductor Equipment | 1.6%
Skyworks Solutions, Inc. (e)	63,185	3,998,347

Software | 0.7%
RealPage, Inc. (a)	81,170	1,812,526

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (continued)

Specialty Retail | 9.0%
AutoZone, Inc. (a)	3,800	$3,016,592
Lowe’s Cos., Inc. (e)	154,245	12,211,577
Ross Stores, Inc. (e)	117,600	6,666,744
		21,894,913
Textiles, Apparel & Luxury Goods | 2.7%
VF Corp. (e)	107,830	6,630,467

Tobacco | 1.4%
Reynolds American, Inc.	64,085	3,456,104

Total Common Stocks (Cost $203,695,569)		209,812,755

Short-Term Investment | 69.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $169,292,019)	169,292,019	169,292,019

Total Investments excluding Securities Sold Short | 155.0% (Cost $372,987,588)		379,104,774

Securities Sold Short | (57.7)%

Aerospace & Defense | (1.6)%
Spirit AeroSystems Holdings, Inc., Class A (a)	(33,500)	(1,440,500)
The Boeing Co.	(18,100)	(2,350,647)
		(3,791,147)
Air Freight & Logistics | (2.0)%
CH Robinson Worldwide, Inc.	(46,495)	(3,452,254)
Hub Group, Inc., Class A (a)	(38,685)	(1,484,343)
		(4,936,597)
Automobiles | (1.7)%
General Motors Co.	(146,110)	(4,134,913)

Banks | (4.7)%
Citizens Financial Group, Inc.	(66,640)	(1,331,467)
SunTrust Banks, Inc.	(34,950)	(1,435,746)
Umpqua Holdings Corp.	(144,700)	(2,238,509)
US Bancorp	(76,382)	(3,080,486)
Valley National Bancorp	(370,635)	(3,380,191)
		(11,466,399)
Description	Shares	Fair Value

Biotechnology | (2.3)%
Amgen, Inc.	(19,700)	$(2,997,355)
Regeneron Pharmaceuticals, Inc. (a)	(7,450)	(2,601,763)
		(5,599,118)
Capital Markets | (3.6)%
Franklin Resources, Inc.	(43,585)	(1,454,431)
Janus Capital Group, Inc.	(107,990)	(1,503,221)
The Goldman Sachs Group, Inc.	(30,020)	(4,460,372)
WisdomTree Investments, Inc.	(147,900)	(1,447,941)
		(8,865,965)
Chemicals | (0.6)%
Air Products & Chemicals, Inc.	(10,778)	(1,530,907)

Containers & Packaging | (0.6)%
Sealed Air Corp.	(32,872)	(1,511,126)

Diversified Financial Services | (0.5)%
Voya Financial, Inc.	(48,905)	(1,210,888)

Electronic Equipment, Instruments & Components | (1.0)%
Corning, Inc.	(122,500)	(2,508,800)

Food & Staples Retailing | (1.3)%
Wal-Mart Stores, Inc.	(44,340)	(3,237,707)

Food Products | (1.0)%
Hormel Foods Corp.	(65,600)	(2,400,960)

Health Care Equipment & Supplies | (4.3)%
Baxter International, Inc.	(58,200)	(2,631,804)
DexCom, Inc. (a)	(41,895)	(3,323,530)
Varian Medical Systems, Inc. (a)	(37,012)	(3,043,497)
Zeltiq Aesthetics, Inc. (a)	(53,600)	(1,464,888)
		(10,463,719)
Health Care Providers & Services | (2.3)%
Express Scripts Holding Co. (a)	(47,205)	(3,578,139)
Owens & Minor, Inc.	(54,589)	(2,040,537)
		(5,618,676)
Hotels, Restaurants & Leisure | (2.3)%
Buffalo Wild Wings, Inc. (a)	(8,800)	(1,222,760)
Marriott International, Inc., Class A	(44,800)	(2,977,408)
The Wendy’s Co.	(150,000)	(1,443,000)
		(5,643,168)

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (concluded)

Insurance | (4.5)%
CNO Financial Group, Inc.	(148,535)	$(2,593,421)
Lincoln National Corp.	(34,495)	(1,337,371)
Prudential Financial, Inc.	(19,200)	(1,369,728)
The Travelers Cos., Inc.	(48,138)	(5,730,348)
		(11,030,868)
Internet & Catalog Retail | (1.0)%
Netflix, Inc. (a)	(25,770)	(2,357,440)

IT Services | (5.8)%
Amdocs, Ltd.	(85,446)	(4,931,943)
Infosys, Ltd. Sponsored ADR	(81,000)	(1,445,850)
International Business Machines Corp.	(20,890)	(3,170,684)
MasterCard, Inc., Class A	(31,400)	(2,765,084)
PayPal Holdings, Inc. (a)	(47,700)	(1,741,527)
		(14,055,088)
Life Sciences Tools & Services | (0.5)%
Bruker Corp.	(56,780)	(1,291,177)

Machinery | (0.6)%
PACCAR, Inc.	(29,725)	(1,541,836)

Media | (3.0)%
DISH Network Corp., Class A (a)	(27,932)	(1,463,637)
The Walt Disney Co.	(60,564)	(5,924,370)
		(7,388,007)
Multiline Retail | (2.6)%
Macy’s, Inc.	(93,414)	(3,139,645)
Target Corp.	(45,365)	(3,167,384)
		(6,307,029)
Description	Shares	Fair Value

Pharmaceuticals | (1.8)%
Merck & Co., Inc.	(76,500)	$(4,407,165)

Road & Rail | (0.6)%
JB Hunt Transport Services, Inc.	(18,232)	(1,475,516)

Semiconductors & Semiconductor Equipment | (0.7)%
Intel Corp.	(51,980)	(1,704,944)

Software | (0.9)%
ANSYS, Inc. (a)	(24,330)	(2,207,947)

Specialty Retail | (5.9)%
Bed Bath & Beyond, Inc.	(32,900)	(1,421,938)
Best Buy Co., Inc.	(83,595)	(2,558,007)
Dick’s Sporting Goods, Inc.	(75,800)	(3,415,548)
Guess?, Inc.	(172,540)	(2,596,727)
L Brands, Inc.	(42,560)	(2,857,053)
Staples, Inc.	(176,400)	(1,520,568)
		(14,369,841)
Total Securities Sold Short (Proceeds $140,805,171)		(141,056,948)

Total Investments | 97.3% (Cost and short proceeds $232,182,417) (c)		$238,047,826

Cash and Other Assets in Excess of Liabilities | 2.7%		6,490,669

Net Assets | 100.0%		$244,538,495

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2016 (unaudited)

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2016, the percentage of net assets for the following Portfolio was as follows:

Portfolio	Percentage of Net Assets

Enhanced Opportunities	8.2%

(c)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost and Short Proceeds	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Enhanced Opportunities	$15,587,363	$435,746	$300,685	$135,061
Fundamental Long/Short	232,182,417	13,695,906	7,830,497	5,865,409

(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(e)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.

Security Abbreviations:
ADR	—	American Depositary Receipt	FED OPEN		— Federal Funds Effective Rate
CDOR	—	Canadian Dealer Offered Rate	LIBOR		— London Interbank Offered Rate
ETF	—	Exchange-Traded Fund	REIT		— Real Estate Investment Trust

Currency Abbreviations:
CAD	—	Canadian Dollar	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:
DUB	—	Deutsche Bank AG	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry*	Lazard Enhanced Opportunities Portfolio

Biotechnology	1.7%
Building Products	1.4
Capital Markets	0.7
Chemicals	0.4
Communications Equipment	0.6
Construction & Engineering	1.4
Construction Materials	3.1
Consumer Finance	2.2
Diversified Consumer Services	0.5
Diversified Financial Services	2.1
Electronic Equipment, Instruments & Components	0.4
Energy Equipment & Services	1.4
Food Products	0.7
Health Care Equipment & Supplies	4.7
Health Care Providers & Services	1.6
Health Care Technology	0.2
Household Durables	5.7
Insurance	0.7
Internet & Catalog Retail	0.7
Internet Software & Services	7.8
IT Services	1.2
Leisure Products	0.8
Life Sciences Tools & Services	0.5
Machinery	2.5
Media	1.2
Metals & Mining	1.3
Oil, Gas & Consumable Fuels	1.8
Pharmaceuticals	1.7
Professional Services	0.1
Real Estate Investment Trusts (REITs)	9.2
Semiconductors & Semiconductor Equipment	0.3
Software	4.2
Specialty Retail	0.1
Technology Hardware, Storage & Peripherals	0.1
Textiles, Apparel & Luxury Goods	1.4
Subtotal	64.4
Short-Term Investment	13.4
Total Investments	77.8%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2016	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio

ASSETS
Investments in securities, at fair value	$15,722,424	$379,104,774
Cash collateral due from broker	4,474,088	—
Receivables for:
Investments sold	598,563	16,264,484
Dividends and interest	96,792	646,455
Capital stock sold	—	567,476
Gross unrealized appreciation on:
Forward currency contracts	7,523	—
Swap agreements	713,745	—
Total assets	21,613,135	396,583,189

LIABILITIES
Securities sold short, at fair value	—	141,056,948
Due to custodian	—	145,558
Payables for:
Management fees	4,303	336,429
Accrued distribution fees	23	8,833
Investments purchased	513,792	9,650,918
Capital stock redeemed	—	388,332
Dividends on securities sold short	—	185,286
Gross unrealized depreciation on:
Forward currency contracts	3,192	—
Swap agreements	746,810	—
Written options, at fair value	46,525	—
Other accrued expenses and payables	93,102	272,390
Total liabilities	1,407,747	152,044,694
Net assets	$20,205,388	$244,538,495

NET ASSETS
Paid in capital	$20,281,640	$259,363,174
Undistributed (distributions in excess of) net investment income (loss)	(109,262)	(2,469,420)
Accumulated net realized gain (loss)	(67,857)	(18,220,668)
Net unrealized appreciation (depreciation) on:
Investments	135,061	6,117,186
Securities sold short	—	(251,777)
Foreign currency translations and forward currency contracts	4,774	—
Written options	(5,903)	—
Swap agreements	(33,065)	—
Net assets	$20,205,388	$244,538,495

Institutional Shares
Net assets	$20,094,300	$202,703,638
Shares of capital stock outstanding*	2,226,467	18,584,594
Net asset value, offering and redemption price per share	$9.03	$10.91

Open Shares
Net assets	$111,088	$41,834,857
Shares of capital stock outstanding*	12,328	3,855,389
Net asset value, offering and redemption price per share	$9.01	$10.85

Cost of investments in securities	$15,587,363	$372,987,588
Proceeds received from securities sold short	$—	$140,805,171
Proceeds received from written options	$40,622	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

The Lazard Funds, Inc. Statements of Operations (unaudited)

	Lazard	Lazard
	Enhanced	Fundamental
	Opportunities	Long/Short
For the Six Months Ended June 30, 2016	Portfolio	Portfolio

Investment Income (Loss)

Income
Dividends	$3,440	$2,110,870
Interest	150,212	—
Total investment income*	153,652	2,110,870

Expenses
Management fees (Note 3)	152,081	1,987,270
Distribution fees (Open Shares)	137	60,729
Custodian fees	111,916	59,275
Administration fees	27,130	53,322
Professional services	18,356	23,862
Registration fees	12,454	22,264
Shareholders’ services	12,718	14,987
Directors’ fees and expenses	2,731	6,945
Shareholders’ reports	1,603	4,237
Other	2,835	6,013
Total gross expenses before expenses on securities sold short	341,961	2,238,904
Broker expense on securities sold short	—	826,399
Dividend expense on securities sold short	—	1,420,427
Total gross expenses	341,961	4,485,730
Management fees waived and expenses reimbursed	(147,780)	—
Administration fees waived	(9,375)	—
Total net expenses	184,806	4,485,730
Net investment income (loss)	(31,154)	(2,374,860)

Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	6,150	(13,603,135)
Securities sold short	—	(3,775,506)
Foreign currency transactions and forward currency contracts	(11,710)	(456)
Written options	29,227	—
Swap agreements	(75,485)	—
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contacts, options and swap agreements	(51,818)	(17,379,097)
Net change in unrealized appreciation (depreciation) on:
Investments	257,488	2,846,198
Securities sold short	—	(6,564,697)
Foreign currency translations and forward currency contracts	4,722	—
Written options	(2,492)	—
Swap agreements	87,294	—
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, options and swap agreements	347,012	(3,718,499)
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, options and swap agreements	295,194	(21,097,596)
Net increase (decrease) in net assets resulting from operations	$264,040	$(23,472,456)
* Net of foreign withholding taxes of	$7	$18,013

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard		Lazard
	Enhanced Opportunities Portfolio		Fundamental Long/Short Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(unaudited)	2015	(unaudited)	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(31,154)	$(11,243)	$(2,374,860)	$(3,256,949)
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, options and swap agreements	(51,818)	140,136	(17,379,097)	1,688,726
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, options and swap agreements	347,012	(245,573)	(3,718,499)	8,151,901
Net increase (decrease) in net assets resulting from operations	264,040	(116,680)	(23,472,456)	6,583,678
Distributions to shareholders
From net investment income
Institutional Shares	—	(67,248)	—	—
Open Shares	—	(1,254)	—	—
From net realized gains
Institutional Shares	—	(174,626)	—	(372,248)
Open Shares	—	(4,044)	—	(102,327)
Return of capital
Institutional Shares	—	(191,531)	—	(67)
Open Shares	—	(4,325)	—	(19)
Net decrease in net assets resulting from distributions	—	(443,028)	—	(474,661)
Capital stock transactions
Net proceeds from sales
Institutional Shares	20,015,000	41,301	158,380,015	151,822,500
Open Shares	—	12,500	18,994,029	43,859,478
Net proceeds from reinvestment of distributions
Institutional Shares	—	433,405	—	189,065
Open Shares	—	9,623	—	102,106
Cost of shares redeemed
Institutional Shares	(5,005,968)	(3,936)	(110,998,771)	(22,552,262)
Open Shares	—	—	(19,735,852)	(9,245,054)
Net increase (decrease) in net assets from capital stock transactions	15,009,032	492,893	46,639,421	164,175,833
Redemption fees (Note 2(j))
Institutional Shares	—	—	1,347	86
Open Shares	—	—	3,016	1,242
Net increase in net assets from redemption fees	—	—	4,363	1,328
Total increase (decrease) in net assets	15,273,072	(66,815)	23,171,328	170,286,178
Net assets at beginning of period	4,932,316	4,999,131	221,367,167	51,080,989
Net assets at end of period*	$20,205,388	$4,932,316	$244,538,495	$221,367,167
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(109,262)	$(78,108)	$(2,469,420)	$(94,560)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	542,467	490,000	14,687,573	3,576,865
Shares sold	2,243,832	4,279	13,961,662	13,030,458
Shares issued to shareholders from reinvestment of distributions	—	48,588	—	16,643
Shares redeemed	(559,832)	(400)	(10,064,641)	(1,936,393)
Net increase (decrease)	1,684,000	52,467	3,897,021	11,110,708
Shares outstanding at end of period	2,226,467	542,467	18,584,594	14,687,573
Open Shares
Shares outstanding at beginning of period	12,328	10,000	3,948,574	961,228
Shares sold	—	1,249	1,676,145	3,778,921
Shares issued to shareholders from reinvestment of distributions	—	1,079	—	9,012
Shares redeemed	—	—	(1,769,330)	(800,587)
Net increase (decrease)	—	2,328	(93,185)	2,987,346
Shares outstanding at end of period	12,328	12,328	3,855,389	3,948,574

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/16†	Year Ended 12/31/15	Period Ended 12/31/14*

Institutional Shares
Net asset value, beginning of period	$8.89	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	(0.02)	—	(b)
Net realized and unrealized gain (loss)	0.15	(0.21)	—	(b)
Total from investment operations	0.14	(0.23)	—	(b)
Less distributions from:
Net investment income	—	(0.14)	—
Net realized gains	—	(0.35)	—
Return of capital	—	(0.39)	—
Total distributions	—	(0.88)	—
Net asset value, end of period	$9.03	$8.89	$10.00

Total Return (c)	1.57%	-2.32%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,094	$4,823	$4,899
Ratios to average net assets (d):
Net expenses	1.70%	1.70%	1.70%
Gross expenses	3.09%	13.45%	69.35	%(e)
Net investment income (loss)	-0.29%	-0.22%	-1.70%
Portfolio turnover rate	140%	639%	37%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/16†	Year Ended 12/31/15	Period Ended 12/31/14*

Open Shares
Net asset value, beginning of period	$8.89	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	(0.05)	—	(b)
Net realized and unrealized gain (loss)	0.14	(0.21)	—	(b)
Total from investment operations	0.12	(0.26)	—	(b)
Less distributions from:
Net investment income	—	(0.11)	—
Net realized gains	—	(0.35)	—
Return of capital	—	(0.39)	—
Total distributions	—	(0.85)	—
Net asset value, end of period	$9.01	$8.89	$10.00

Total Return (c)	1.35%	-2.57%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111	$110	$100
Ratios to average net assets (d):
Net expenses	1.95%	1.95%	1.95%
Gross expenses	14.98%	26.46%	69.36	%(e)
Net investment income (loss)	-0.51%	-0.46%	-1.95%
Portfolio turnover rate	140%	639%	37%

*	The Portfolio commenced operations on December 31, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

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LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/16†	Year Ended 12/31/15	For the Period 4/30/14* to 12/31/14

Institutional Shares
Net asset value, beginning of period	$11.89	$11.26	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.09)	(0.31)	(0.14)
Net realized and unrealized gain (loss)	(0.89)	0.98	1.55
Total from investment operations	(0.98)	0.67	1.41
Less distributions from:
Net realized gains	—	(0.04)	(0.15)
Return of capital	—	— (b)	—
Total distributions	—	(0.04)	(0.15)
Redemption fees	— (b)	— (b)	—
Net asset value, end of period	$10.91	$11.89	$11.26

Total Return (c)	-8.24%	5.97%	14.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$202,704	$174,601	$40,273
Ratios to average net assets (d):
Net expenses	3.11%	3.56%	3.20%
Gross expenses	3.11%	3.59%	5.51%
Gross expenses, excluding expenses on securities sold short	1.53%	1.73%	4.01%
Net investment income (loss)	-1.62%	-2.64%	-1.94%
Portfolio turnover rate:
Excluding securities sold short	161%	183%	132%
Including securities sold short	187%	263%	277%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/16†	Year Ended 12/31/15	For the Period 4/30/14* to 12/31/14

Open Shares
Net asset value, beginning of period	$11.84	$11.24	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.11)	(0.33)	(0.17)
Net realized and unrealized gain (loss)	(0.88)	0.97	1.56
Total from investment operations	(0.99)	0.64	1.39
Less distributions from:
Net realized gains	—	(0.04)	(0.15)
Return of capital	—	— (b)	—
Total distributions	—	(0.04)	(0.15)
Redemption fees	— (b)	— (b)	— (b)
Net asset value, end of period	$10.85	$11.84	$11.24

Total Return (c)	-8.36%	5.71%	14.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,835	$46,766	$10,808
Ratios to average net assets (d):
Net expenses	3.38%	3.81%	3.41%
Gross expenses	3.38%	3.89%	6.28%
Gross expenses, excluding expenses on securities sold short	1.80%	2.02%	4.82%
Net investment income (loss)	-1.91%	-2.89%	-2.34%
Portfolio turnover rate:
Excluding securities sold short	161%	183%	132%
Including securities sold short	187%	263%	277%

*	The Portfolio commenced operations on April 30, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2016 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio (commenced investment operations on May 27, 2016), Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. This report includes only the financial statements of Enhanced Opportunities and Fundamental Long/Short Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2016, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares. Emerging Markets Debt Portfolio began issuing R6 Shares on July 28, 2016.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing

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service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts

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represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2016, only the Enhanced Opportunities Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2016, transactions in options purchased and written were as follows:

Enhanced Opportunities Portfolio

	Number of
Purchased Options	Contracts	Cost
Options outstanding at beginning of period	45	$2,938
Options purchased	1,128	109,037
Options sold	(401)	(59,312)
Options expired	(388)	(17,317)
Options outstanding at end of period	384	$35,346

	Number of
Written Options	Contracts	Premiums
Options outstanding at beginning of period	18	$1,141
Options written	833	110,340
Options exercised	(468)	(68,173)
Options expired	(61)	(2,686)
Options outstanding at end of period	322	$40,622

During the period ended June 30, 2016, Fundamental Long/Short Portfolio did not trade in options.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the

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interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the period ended June 30, 2016, only the Enhanced Opportunities Portfolio traded in swap agreements.

(f) Short Sales—Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of June 30, 2016 pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and the lender. At June 30, 2016, Fundamental Long/Short Portfolio had pledged $168,060,896 of long securities as collateral under such arrangement.

For the period ended June 30, 2016, the following Portfolio received proceeds from securities sold short and purchased to cover short positions as follows:

	Proceeds from	Purchased to
	Securities	Cover Short
Portfolio	Sold Short	Positions
Fundamental Long/Short	$326,711,332	$311,847,834

During the period ended June 30, 2016, Enhanced Opportunities Portfolio did not engage in short sales.

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the Portfolios had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

	Post October	Late Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral
Enhanced Opportunities	$3,478	$—
Fundamental Long/Short	102,368	—

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year (2014), or expected to be taken in the Portfolios’ 2015 tax returns.

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(h) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of net operating losses, foreign currency transactions, wash sales, certain fund expenses and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. The redemption fee will not apply to transactions in Portfolio shares on or after August 15, 2016.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Enhanced Opportunities	1.40%
Fundamental Long/Short	1.40

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2017 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired

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Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares
Enhanced Opportunities	1.70%	1.95%
Fundamental Long/Short	1.70	1.95

During the period ended June 30, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolio for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Enhanced Opportunities	$140,679	$—	$768	$6,333

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2016, State Street waived $9,375 of its fees for the Enhanced Opportunities Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

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5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the period ended June 30, 2016 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$19,600,665	$8,608,870
Fundamental Long/Short	403,768,000	366,132,568

For the period ended June 30, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2016, the Investment Manager owned 24.54% of the outstanding shares of Enhanced Opportunities Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2016, the Portfolios had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—The Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—Enhanced Opportunities Portfolio invests in fixed-income securities. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with

Semi-Annual Report  35

longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(c) Short Position Risk—Fundamental Long/Short Portfolio engages in short sales. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

(d) Swap Agreements and Other Derivatives Risk—Enhanced Opportunities Portfolio trades in swap agreements and derivative instruments. Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur cost, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market partic-

36  Semi-Annual Report

ipants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the over-

all fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2016:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

Enhanced Opportunities Portfolio
Assets:
Common Stocks*	$199,813	$—	$—	$199,813
Corporate Bonds*	—	12,670,882	—	12,670,882
Preferred Stocks*	140,523	—	—	140,523
Purchased Options*	12,207	—	—	12,207
Short-Term Investment	2,698,999	—	—	2,698,999
Other Financial Instruments**
Forward Currency Contracts	—	7,523	—	7,523
Total Return Swap Agreements	—	713,745	—	713,745
Total	$3,051,542	$13,392,150	$—	$16,443,692
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(3,192)	$—	$(3,192)
Total Return Swap Agreements	—	(746,810)	—	(746,810)
Written Options	(46,525)	—	—	(46,525)
Total	$(46,525)	$(750,002)	$—	$(796,527)
Fundamental Long/Short Portfolio
Assets:
Common Stocks*	$209,812,755	$—	$—	$209,812,755
Short-Term Investment	169,292,019	—	—	169,292,019
Total	$379,104,774	$—	$—	$379,104,774
Liabilities:
Securities Sold Short*	$(141,056,948)	$—	$—	$(141,056,948)

*	Please refer to Portfolios of Investments (page 10 through 21) and Notes to Portfolios of Investments (page 23) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Semi-Annual Report  37

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Enhanced Opportunities Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure’.

Enhanced Opportunities Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$500,000	*
Total return swap agreements	$13,200,000

*	Represents average monthly notional exposure for the one month the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value

Asset Derivatives
Equity Risk:
Investments in securities, at fair value	$12,207
Gross unrealized appreciation on swap agreements	$713,745
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$7,523
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on swap agreements	$746,810
Written options, at fair value	$46,525
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$3,192

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on investments	$13,091
Net realized gain (loss) on written options	$29,227
Net realized gain (loss) on swap agreements	$(75,485)
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(2,375)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on investments	$(20,716)
Net change in unrealized appreciation (depreciation) on written options	$(2,492)
Net change in unrealized appreciation (depreciation) on swap agreements	$87,294
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$4,331

See Notes 2(c), 2(d), 2(e), 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

38  Semi-Annual Report

During the period ended June 30, 2016, Fundamental Long/Short Portfolio did not trade in derivative instruments.

As of June 30, 2016, Enhanced Opportunities Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are sub-

ject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2016:

Enhanced Opportunities Portfolio

			Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$7,523	$—	$7,523
Total Return Swap Agreements	713,745	—	713,745
Total	$721,268	$—	$721,268

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received (a)	Net Amounts
Deutsche Bank AG	$713,745	$(713,745)	$—	$—
State Street Bank and Trust Co.	7,523	(3,192)	—	4,331
Total	$721,268	$(716,937)	$—	$4,331

			Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$3,192	$—	$3,192
Total Return Swap Agreements	746,810	—	746,810
Total	$750,002	$—	$750,002

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged (a)	Net Amounts
Deutsche Bank AG	$746,810	$(713,745)	$(33,065)	$—
State Street Bank and Trust Co.	3,192	(3,192)	—	—
Total	$750,002	$(716,937)	$(33,065)	$—

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed, there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report  39

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

40  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Semi-Annual Report  41

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

42  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $28 billion (as of April 30, 2016) of the approximately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, using Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of both Portfolios.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios for each Portfolio.

Semi-Annual Report  43

They noted the methodology and assumptions used by Strategic Insight. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements, and that the Investment Manager was waiving advisory fees and/or reimbursing expenses, for each Portfolio.

Gross advisory fees and total expenses of each Portfolio were below the median of the Group for Institutional Shares and above the median of the Group for Open Shares.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios (for each Portfolio, collectively with such funds, “Similar Accounts”).The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over the one-year period ended March 31, 2016 (the Portfolios commenced operations in 2014).

The Directors noted that the performance of the Fundamental Long/Short Portfolio (both share classes) was above the Group and Category averages for the one-year period and the performance of the Enhanced Opportunities (both share classes) for the one-year period was above the Group averages and below the Category averages.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in

44  Semi-Annual Report

asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.

•	The Board generally was satisfied with the performance of the Portfolios.
•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  45

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS031

Lazard Funds Semi-Annual Report

June 30, 2016

Asset Allocation Funds

Lazard Capital Allocator Opportunistic Strategies Portfolio

Lazard Global Dynamic Multi Asset Portfolio

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When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit
this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

•  Open an account

•  Seek advice about your investments

•  Direct us to buy securities

•  Direct us to sell your securities

•  Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for nonaffiliates to market to you

•    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
9	Information About Your Portfolio’s Expenses
11	Portfolio Holdings Presented by Sector
12	Portfolios of Investments
12	Lazard Capital Allocator Opportunistic Strategies Portfolio
14	Lazard Global Dynamic Multi Asset Portfolio
24	Notes to Portfolios of Investments
26	Statements of Assets and Liabilities
27	Statements of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights
31	Notes to Financial Statements
44	Board of Directors and Officers Information
47	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2016, global equity markets stood firm despite significant bouts of volatility. Concerns about the Chinese economy, commodity price declines, and a series of disappointing earnings announcements pressured equity markets in the early months of 2016. However, they rallied in the latter half of the first quarter and into the second as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Although global equity markets fell again in late-June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union, certain regions rebounded by the end of the period. In addition, signs of some stability in commodity prices helped emerging markets assets during the period.

Volatility also played a role in global bond markets as investors traded largely on risk assessment of macro events. In Europe, the 10-year German bund yield fell below zero for the first time, following Swiss and Japanese 10-year government bonds, which have been in negative territory for some time. The surprising outcome of the UK referendum triggered another rally in safe haven assets, pushing some government bond yields even further into negative territory. The low yield, but still positive, environment continued in the United States.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities, and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Capital Allocator

Global capital markets proved somewhat volatile for the six-month period ended June 30, 2016. The year began with markets heading towards a correction as recessionary fears gripped investors due to weak economic data and concerns that the US Federal Reserve (the “Fed”) was still on a path of being more aggressive in the rate hike cycle. The market bottomed and reversed course in February when those fears began to subside and the Fed signaled that the four rate hikes previously discussed for 2016 would likely be delayed. Markets continued to advance until June when the United Kingdom’s affirmative vote to leave the European Union (the so-called “Brexit”) caused concern and caught many investors off guard as most people anticipated a vote for the United Kingdom to stay in the European Union (“EU”).

The Brexit decision occurred in an environment where investors were already questioning the sustainability of global growth, the efficacy of central bank policies, and the ability of governments to overcome geopolitical challenges. The “leave” vote appeared to reflect deep-seated dissatisfaction with the status quo among a sizable portion of the public. Their concerns included rising inequality, how the benefits of globalization have been distributed, and immigration. This populism also exists in the United States, where the presidential election looms, as well as in Continental Europe, where anti-EU sentiment has found a voice in right-wing parties and is likely to be further inflamed.

The Fed raised the federal funds rate in December 2015 for the first time in nearly a decade, citing the ongoing healing in the economy and labor markets since the global financial crisis. When market volatility rose sharply in the first months of 2016, the Fed left rates unchanged at its mid-March meeting and indicated that it would only implement two more hikes in 2016, down from a previous projection of four. When US economic indicators showed health early in the second quarter, the Fed signaled that a rate hike was imminent. However, this was dropped after an unexpectedly weak jobs report in May and downward revisions for March and April. The Brexit result has reduced market expectations of a rate rise in 2016 to nearly zero.

Emerging markets equities have significantly underperformed US and European equities over the past several years, due in part to weak currencies, unstable commodity prices, and sluggish earnings growth. However, the Brexit decision appears to have reduced the likelihood of a Fed rate hike in 2016 significantly, removing a source of pressure on emerging markets. Emerging markets fundamentals are also appearing stronger. Current accounts, though still negative, have been improving. Commodities prices have also been supportive. Given the high correlation of emerging markets performance and commodities, we believe any stabilization of prices would likely be very positive for emerging markets equities.

Japan continued to face headwinds during the first half of 2016, as the country’s economy remained stubbornly stagnant. Japanese equities remained under pressure as investors increasingly questioned the effectiveness of Prime Minister Shinzo Abe’s “Abenomics” reforms and negative interest rates. The Brexit vote compounded Japan’s troubles. The day after the Brexit vote, the Japanese stock market recorded its worst single day loss since 2000. The drop reflected the surging value of the yen, which makes many Japanese corporations less competitive and undermines profitability. Following the market reaction to Brexit, investor expectations for action from the Bank of Japan have risen significantly.

In Europe, stocks fell while safe-haven bond yields declined further in the first six-month period of 2016 already marked by historically low rates. The yield on Switzerland’s 30-year bond fell into negative territory for the first time ever, as did the 10-year German Bund. However, the euro zone showed signs of strength, benefiting from strong export growth, higher consumer spending, and positive industrial production figures. GDP growth in the first quarter was revised up to 0.6%, exceeding expectations. Employment figures were encouraging as unemployment in the euro zone fell to 10.1% in May, its lowest level in almost five years. Euro zone inflation was positive after four months in negative territory.

We believe this is an extraordinary investing environment, and rising uncertainty requires heightened sen-

Semi-Annual Report  3

sitivity to potential risks to our outlook. However, we are maintaining exposure to the equity markets. We believe that global economic growth is resilient and that, over time, equities will continue to offer more opportunities for returns than bonds. Yet, we remain vigilant, as volatility can meaningfully impact markets over the short run. Most importantly, however, the Brexit vote and other important economic or political factors will produce both economic winners and losers, which skillful investment managers can seek to capitalize upon.

The “relative” nature of returns is a central concept in our asset allocation process. In this changing and uncertain environment, and as always, we believe that our versatile framework will reward risk-takers who stay the course with attractive relative returns over time.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the six months ended June 30, 2016, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 0.75%, while Open Shares posted a total return of 0.75%, as compared with the 0.66% return for the MSCI World® Index and 2.51% return for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 24% of the Portfolio as of June 30, 2016, underperformed both the Global Asset Allocation Blended Index and the MSCI World Index during the period, returning 0.58%. Allocations to this portion of the Portfolio were reduced significantly as thematic opportunities declined. International equity exposures, particularly in European equity, were the largest detractors to returns. US-oriented equity exposures were the largest source of return in this category, represented by large-cap stocks, dividend growers, and defense and aerospace equities. During the period, derivatives exposure included two custom baskets of securities. One basket was focused on US large-cap equities that historically outperformed the market during periods of low growth and low inflation environments. This investment had a negative impact on the Portfolio as it underperformed the market due to a bias to smaller-cap equity. The second custom basket, which provided exposure to European export companies, also underperformed the MSCI World Index in the period as European shares were generally weak. These investments represent unique opportunity sets based on a top-down macroeconomic investment thesis. These custom baskets of specific securities exposure do not exist in public markets because they are sold over the counter and do not trade on an exchange, though the underlying securities in the baskets do. Accordingly, the specific exposure desired was achieved by designing and building these baskets via swap agreements with one or more counterparties. Both investments were exited during the period.

Diversifying investments, which represented 43% of the Portfolio at the end of June, outperformed the benchmarks over the period. Investment allocations to the category were increased due to the attractive risk-reward tradeoffs in US corporate credit. Investments in US credit markets, particularly high-yield bonds, were the major source of outperformance for the category. Cash and short-term bonds were also positive contributors. Currency hedges (executed through the use of forward currency contracts), were relatively flat for the period and we exited our short euro and short yen positions.

Contrarian investments, which represented 22% of the Portfolio at the end of the period, underperformed the benchmarks. During the period, derivatives exposure included three custom baskets of securities. One basket was focused on short-cycle global industrials equities that were consistent with companies analyzed by the Lazard equity research team. This basket provided positive contributions during the period. The second custom basket, which provided exposure to Japanese financials, underperformed the MSCI World Index in the period, as policy decisions in Japan did not have follow through in the market and yields went negative, providing headwinds for the financials sector. The third custom basket was a US equity momentum factor basket. This investment was designed to outperform broad US equity exposure when the momentum factor is driving market performance. This investment detracted value in the time period as momentum turned out of favor. Both the Japan and momentum baskets were eliminated during the period and we still

4  Semi-Annual Report

currently own the global industrials basket. Tactical trading activity in volatility securities was also a detractor in the time period. We owned exchange-traded notes (senior, unsecured, unsubordinated debt securities issued by an underwriting bank) that were both positively and negatively correlated with the CBOE Short Term Volatility® Index.

Discounted investments, which represented 9% of the Portfolio as of June 30, 2016, outperformed both benchmarks during the period. Our positions in two credit-oriented funds were both strong contributors to overall returns as credit was one of the best performing asset classes in the period.

New Fund Launched: Lazard Global Dynamic Multi Asset Portfolio

For the period since inception on May 27, 2016 through June 30, 2016, the Lazard Global Dynamic Multi Asset Portfolio’s Institutional Shares posted a total return of 0.00%, while Open Shares posted a total return of 0.00%, as compared with the -1.25% return for the MSCI World Index and 0.87% return for the blended benchmark, which is a 50/50 blend of the MSCI World Index and Barclays Capital Global Aggregate Bond® Index (the “GDMA Index”).

The Portfolio is managed using a combination of Lazard Asset Management LLC’s (the “Investment Manager”) domestic and foreign equity and fixed income strategies. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during 2016 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For the period of May 27, 2016 (inception) through June 30, 2016, stock selection in the health care, consumer discretionary, telecom services, and financials sectors, an underweight position in the financials sector and an overweight position in the telecom services sector added value within the equity allocation, as did stock selection in Norway, China, and Italy. Within fixed income, performance was helped by overweight exposure to Australia, New Zealand, Canada, and Singapore, security selection in the United States, and overweight exposure to the New Zealand dollar and tactical management of the euro implemented via derivative instruments (forward currency contracts for long or short exposure to foreign currencies). In contrast, stock selection in the industrials, consumer staples, and materials sectors, and underweight exposures to energy and materials detracted from performance, as did stock selection in the United Kingdom, Canada, and Japan, and within equities, an underweight to Canada and an overweight to Israel. Within fixed income, performance was negatively impacted by underweight exposure to core Europe and Japan, underweight positions in long maturity government bonds from core markets, and small overweight exposure to the Swedish krona, Australian dollar, and Mexican peso (also implemented via derivative instruments comprised of forward currency contracts for long or short exposure to foreign currencies).

Semi-Annual Report  5

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index.

6  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	Institutional Shares				Open Shares
	One	Five	Since		One	Five	Since
	Year	Years	Inception	†	Year	Years	Inception	†
Capital Allocator Opportunistic Strategies Portfolio**	-2.50%	3.18%	2.95%		-3.12%	2.80%	2.64%
MSCI World Index	-2.78%	6.63%	3.87%		-2.78%	6.63%	3.93%
Global Asset Allocation Blended Index	0.82%	5.74%	4.62%		0.82%	5.74%	4.65%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index. The Barclays Capital US Aggregate Bond Index covers the investment grade, US dollar-denominated, fixed-rate taxable bond market, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Semi-Annual Report  7

Lazard Global Dynamic Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi Asset Portfolio, MSCI World Index and GDMA Index*

Total Returns*

Period Ended June 30, 2016

	Since
	Inception	†
Institutional Shares**	0.00%
Open Shares**	0.00%
MSCI World Index	-1.25%
GDMA Index	0.87%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 27, 2016.

8  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2016 through June 30, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report  9

Portfolio	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 - 6/30/16	Annualized Expense Ratio During Period 1/1/16 - 6/30/16

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,007.50	$5.09	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.79	$5.12	1.02%
Open Shares
Actual	$1,000.00	$1,006.40	$6.58	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.62	1.32%
Global Dynamic Multi Asset†
Institutional Shares
Actual	$1,000.00	$1,001.00	$0.76	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.47	$0.76	0.90%
Open Shares
Actual	$1,000.00	$1,000.00	$1.02	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.22	$1.02	1.20%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).
†	The Portfolio commenced operations on May 27, 2016.

10  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2016 (unaudited)

Asset Class/Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Equity**
Consumer Discretionary	2.9%
Consumer Staples	2.8
Energy	4.3
Financials	6.8
Health Care	1.9
Industrials	10.2
Information Technology	3.0
Materials	6.1
Telecommunication Services	0.4
Utilities	0.6
Fixed Income and Other†	38.9
Short-Term Investment	22.1
Total Investments	100.0%

Sector*	Lazard Global Dynamic Multi Asset Portfolio

Consumer Discretionary	10.4%
Consumer Staples	8.1
Energy	3.8
Financials	15.3
Health Care	8.7
Industrials	8.1
Information Technology	8.0
Materials	3.2
Telecommunication Services	4.5
Utilities	5.0
Municipal	0.4
Sovereign Debt	18.8
US Treasury Securities	1.5
Short-Term Investment	4.2
Total Investments	100.0%

*	Represents percentage of total investments.
**	Equity sector breakdown is based upon the exchange-traded funds’ underlying holdings.
†	Other is representative of structured notes.

Semi-Annual Report  11

The Lazard Funds, Inc. Portfolios of Investments June 30, 2016 (unaudited)

Description	Shares	Fair Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Notes | 2.7%
VelocityShares Daily Inverse VIX Short-Term ETN (a) (Cost $4,045,968)	155,100	$3,875,949

Exchange-Traded Funds | 72.2%

Equity Funds | 39.7%
Alerian MLP ETF	568,000	7,224,960
iShares Core Dividend Growth ETF	274,000	7,471,980
iShares Global Materials ETF	152,500	7,480,125
iShares Latin America 40 ETF	289,400	7,608,326
iShares MSCI Europe Small-Cap ETF	144,400	6,009,928
iShares MSCI Japan Small-Cap ETF	123,800	7,431,714
PowerShares Aerospace & Defense Portfolio	199,500	7,469,280
SPDR S&P 500 ETF Trust	35,400	7,417,362
		58,113,675
Fixed-Income Funds | 32.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	209,300	25,687,389
PowerShares Fundamental High Yield Corporate Bond Portfolio	694,700	12,782,480
VanEck Vectors Fallen Angel High Yield Bond ETF	324,624	9,040,778
		47,510,647
Total Exchange-Traded Funds (Cost $102,026,678)		105,624,322
Description	Shares	Fair Value

Closed-End Management Investment Companies | 9.9%
Eaton Vance Limited Duration Income Fund	540,000	$7,257,600
Prudential Global Short Duration High Yield Fund, Inc.	475,800	7,141,758

Total Closed-End Management Investment Companies (Cost $13,768,413)		14,399,358

Short-Term Investment | 24.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $35,125,842)	35,125,842	35,125,842

Total Investments | 108.8% (Cost $154,966,901) (b), (c)		$159,025,471

Liabilities in Excess of Cash and Other Assets | (8.8)%		(12,820,787)

Net Assets | 100.0%		$146,204,684

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

JPY	859,699,750	USD	8,284,219	SSB	07/29/16	$47,008	$—
USD	7,750,000	JPY	8,331,226	SSB	07/29/16	—	581,227
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$47,008	$581,227

Total Return Swap Agreements open at June 30, 2016:

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Depreciation

1 Month USD LIBOR plus 0.45%	USD	GSC	6,896	03/03/17	Appreciation, and dividends paid, on securities in a custom momentum basket	$40,334

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

The following table represents the individual securities and related fair values underlying the custom momentum basket total return swap agreements with GSC, as of June 30, 2016:

Securities	Shares	Fair Value

Honeywell International, Inc.	8,500	$988,720
Raytheon Co.	7,214	980,743
Union Pacific Corp.	11,233	980,079
Rockwell Automation, Inc.	8,426	967,473
Parker-Hannifin Corp.	8,606	929,878
Eaton Corp. PLC	15,502	925,934
3M Co.	3,133	548,651
MSC Industrial Direct Co., Inc.	7,030	496,037
Tyco International PLC	11,104	473,030
United Technologies Corp.	4,208	431,530
Illinois Tool Works, Inc.	4,130	430,181
Advance Auto Parts, Inc.	2,608	421,531
American Airlines Group, Inc.	11,953	338,389
FANUC Corp.	2,072	331,984
ABB, Ltd.	16,564	324,213
GEA Group AG	6,706	314,686
Schneider Electric SE	5,033	296,432
Delphi Automotive PLC	4,356	272,686
Total Fair Value		$10,452,177

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio

Common Stocks | 64.7%

Australia | 2.4%
Amcor, Ltd.	8,788	$98,282
Blackmores, Ltd.	223	22,034
BlueScope Steel, Ltd.	1,859	8,914
Cochlear, Ltd.	121	10,975
CSL, Ltd.	1,695	142,519
Evolution Mining, Ltd.	6,276	10,941
Harvey Norman Holdings, Ltd.	3,313	11,486
Investa Office Fund REIT	4,112	13,156
JB Hi-Fi, Ltd.	644	11,644
Magellan Financial Group, Ltd.	1,336	22,397
Mirvac Group REIT	16,591	25,100
Northern Star Resources, Ltd.	3,771	13,925
REA Group, Ltd.	550	24,488
Regis Resources, Ltd.	18,826	48,106
Sandfire Resources NL	2,886	11,399
Telstra Corp., Ltd.	15,906	66,195
Wesfarmers, Ltd.	601	18,101
		559,662
Austria | 0.1%
Erste Group Bank AG	800	18,295

Belgium | 0.6%
Anheuser-Busch InBev SA/NV Sponsored ADR	935	123,121
Telenet Group Holding NV (a)	361	16,477
		139,598
Canada | 2.9%
Alamos Gold, Inc., Class A	1,659	14,266
BCE, Inc.	963	45,573
Canadian Imperial Bank of Commerce	562	42,213
Canadian National Railway Co.	1,940	114,566
CGI Group, Inc., Class A (a)	1,119	47,802
CI Financial Corp.	649	13,538
Colliers International Group, Inc.	324	11,065
Constellation Software, Inc.	29	11,224
Corus Entertainment, Inc., B Shares	1,046	10,784
Dollarama, Inc.	403	28,136
Emera, Inc.	143	5,381
Enbridge, Inc.	492	20,842
Genworth MI Canada, Inc.	760	19,495
Imperial Oil, Ltd.	453	14,334
Description	Shares	Fair Value

Intact Financial Corp.	674	$48,147
Lundin Mining Corp. (a)	5,617	18,956
Magna International, Inc.	1,810	63,535
Manulife Financial Corp.	1,381	18,888
Metro, Inc.	847	29,508
Open Text Corp.	586	34,649
Quebecor, Inc., Class B	539	15,445
Suncor Energy, Inc.	1,086	30,127
Transcontinental, Inc., Class A	490	6,641
Uni-Select, Inc.	385	9,762
		674,877
Denmark | 0.7%
Carlsberg A/S Class B Sponsored ADR	2,485	47,339
Coloplast A/S, Class B	300	22,394
Novo Nordisk A/S Sponsored ADR	935	50,284
Novo Nordisk A/S, Class B	593	31,890
Vestas Wind Systems A/S	219	14,863
		166,770
Finland | 0.6%
Kone OYJ, Class B	1,155	53,329
Sampo Oyj, A Shares ADR	3,880	78,939
		132,268
France | 0.5%
Airbus Group SE	652	37,861
BNP Paribas SA	277	12,453
Electricite de France SA	608	7,473
Engie SA	987	15,929
Orange SA	1,131	18,474
Sopra Steria Group	98	10,171
TOTAL SA	308	14,852
		117,213
Germany | 1.0%
Bayer AG	174	17,507
Continental AG Sponsored ADR	1,220	46,360
Daimler AG	112	6,679
Deutsche Lufthansa AG	585	6,811
GEA Group AG Sponsored ADR	1,000	47,210
Muenchener Rueckversicherungs AG	57	9,526
ProSiebenSat.1 Media SE	322	14,060
Rheinmetall AG	121	7,146
Symrise AG ADR	4,270	73,038
		228,337
Hong Kong | 1.8%
AIA Group, Ltd. Sponsored ADR	2,025	48,732
CLP Holdings, Ltd.	4,000	40,947
Henderson Land Development Co., Ltd.	2,200	12,466

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Hongkong Land Holdings, Ltd.	1,900	$11,613
Jardine Matheson Holdings, Ltd.	800	46,847
Link Real Estate Investment Trust	15,500	106,037
PCCW, Ltd.	41,000	27,567
Swire Pacific, Ltd., Class A	4,500	51,238
The Wharf Holdings, Ltd.	4,000	24,446
Wheelock & Co., Ltd.	9,000	42,566
		412,459
Ireland | 0.6%
Experian PLC	532	10,105
Ryanair Holdings PLC Sponsored ADR	143	9,944
Shire PLC ADR	655	120,573
		140,622
Israel | 0.6%
Bank Hapoalim BM	1,817	9,172
Check Point Software Technologies, Ltd. (a)	325	25,896
Israel Discount Bank, Ltd., Class A (a)	7,571	13,061
Nice, Ltd.	248	15,572
Orbotech, Ltd. (a)	1,096	28,003
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	1,025	51,486
		143,190
Italy | 0.4%
Davide Campari-Milano SpA ADR	13,245	64,344
Enel SpA	2,172	9,660
Moncler SpA	366	5,789
Saras SpA	4,348	7,534
		87,327
Japan | 5.7%
Alfresa Holdings Corp.	100	2,083
Amano Corp.	800	13,832
Astellas Pharma, Inc.	900	14,084
Canon, Inc.	100	2,853
Central Japan Railway Co.	100	17,700
Chubu Electric Power Co., Inc.	400	5,696
CKD Corp.	400	2,969
Daito Trust Construction Co., Ltd.	500	81,048
Daiwa House Industry Co., Ltd.	400	11,672
Daiwa House Industry Co., Ltd. ADR	3,770	109,500
Electric Power Development Co., Ltd.	500	11,621
Fuji Heavy Industries, Ltd.	900	30,809
Haseko Corp.	800	7,984
Heiwa Corp.	700	14,122
Idemitsu Kosan Co., Ltd.	3,009	64,882
Description	Shares	Fair Value

Iida Group Holdings Co., Ltd.	1,000	$20,368
Japan Airlines Co., Ltd.	300	9,629
JTEKT Corp.	1,100	12,402
Kakaku.com, Inc.	400	7,885
KDDI Corp.	400	12,177
KDDI Corp. ADR	5,970	90,386
Kumagai Gumi Co., Ltd.	4,000	11,259
Kuraray Co., Ltd.	900	10,704
Kyokuto Kaihatsu Kogyo Co., Ltd.	800	7,481
Lion Corp.	1,000	16,387
Mazda Motor Corp.	400	5,357
Medipal Holdings Corp.	2,400	39,381
Mitsubishi Electric Corp.	3,000	35,572
Mitsubishi UFJ Financial Group, Inc.	7,400	32,984
Murata Manufacturing Co., Ltd.	400	44,871
Nichirei Corp.	1,000	9,139
Nippon Telegraph & Telephone Corp.	1,200	56,332
Nipro Corp.	1,000	12,360
Nissan Chemical Industries, Ltd.	422	12,257
Nisshinbo Holdings, Inc.	1,100	9,928
Nitto Denko Corp.	400	25,224
NTT Data Corp.	100	4,712
Ryohin Keikaku Co., Ltd. ADR	1,045	50,667
Sanyo Chemical Industries, Ltd.	4,000	31,068
Sanyo Special Steel Co., Ltd.	4,000	17,750
Shimadzu Corp.	1,000	14,883
Shionogi & Co., Ltd.	200	10,877
Showa Shell Sekiyu KK	821	7,629
Sompo Japan Nipponkoa Holdings, Inc.	1,400	37,085
Sumitomo Chemical Co., Ltd.	3,000	12,303
Sumitomo Mitsui Financial Group, Inc.	2,224	63,763
Sumitomo Osaka Cement Co., Ltd.	3,000	12,830
Taikisha, Ltd.	500	12,370
Teijin, Ltd.	9,111	30,009
The San-In Godo Bank, Ltd.	2,100	13,650
Toho Holdings Co., Ltd.	400	9,606
Tohoku Electric Power Co., Inc.	800	10,032
Tokyo Gas Co., Ltd.	4,000	16,421
UBE Industries, Ltd.	9,000	14,804
UNY Group Holdings Co., Ltd.	2,200	18,446
V Technology Co., Ltd.	100	11,432
West Japan Railway Co.	200	12,641
Yamaguchi Financial Group, Inc.	2,000	18,829
Yokogawa Electric Corp.	200	2,246
Yoshinoya Holdings Co., Ltd.	900	12,247
		1,319,238

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Malta | 0.1%
Unibet Group PLC SDR	2,226	$20,364

Netherlands | 1.4%
NN Group NV	1,063	29,531
NXP Semiconductors NV (a)	980	76,773
Royal Dutch Shell PLC, A Shares	4,481	122,896
Wolters Kluwer NV	219	8,949
Wolters Kluwer NV Sponsored ADR	2,220	90,643
		328,792
New Zealand | 0.2%
Air New Zealand, Ltd.	10,496	15,774
Fisher & Paykel Healthcare Corp., Ltd. Class C	3,099	22,245
		38,019
Norway | 0.8%
Det Norske Oljeselskap ASA (a)	3,292	40,077
DNB ASA	813	9,829
Leroy Seafood Group ASA	236	11,115
Statoil ASA	6,675	115,580
Telenor ASA	923	15,246
		191,847
Portugal | 0.2%
Altri SGPS SA	1,591	5,150
Galp Energia SGPS SA	1,408	19,554
Jeronimo Martins SGPS SA	590	9,295
		33,999
Singapore | 0.7%
CapitaLand, Ltd.	8,800	20,215
SATS, Ltd.	3,900	11,915
Singapore Airlines, Ltd.	5,800	46,001
United Overseas Bank, Ltd.	6,000	82,853
		160,984
South Africa | 0.1%
Mediclinic International PLC	1,651	24,173

Spain | 0.3%
Banco Santander SA	7,481	29,127
CaixaBank SA	10,804	23,782
Corporacion Financiera Alba SA	140	5,714
		58,623
Sweden | 0.7%
Assa Abloy AB ADR	9,215	93,993
Axfood AB, Class B	3,087	59,051
Description	Shares	Fair Value

Bonava AB, B Shares (a)	316	$3,809
Castellum AB	964	13,722
		170,575
Switzerland | 1.2%
Actelion, Ltd.	76	12,752
Actelion, Ltd. ADR	2,790	117,208
Chocoladefabriken Lindt & Spruengli AG	3	17,845
Roche Holding AG	488	128,847
		276,652
United Kingdom | 4.2%
Admiral Group PLC	676	18,451
Bellway PLC	707	17,875
Berendsen PLC	1,149	18,719
British American Tobacco PLC Sponsored ADR	830	107,468
BT Group PLC	11,182	61,745
Centrica PLC	33,394	100,820
Cineworld Group PLC	1,257	9,167
Coca-Cola European Partners PLC	645	23,020
Compass Group PLC	1,743	33,224
Compass Group PLC Sponsored ADR	3,985	76,113
Debenhams PLC	21,127	15,679
easyJet PLC	644	9,355
Greene King PLC	800	8,351
Greggs PLC	635	8,232
Halma PLC	890	12,079
Hargreaves Lansdown PLC	1,712	28,489
IG Group Holdings PLC	889	9,613
International Consolidated Airlines Group SA Sponsored ADR	264	6,560
ITV PLC	4,638	11,204
JD Sports Fashion PLC	523	8,059
Moneysupermarket.com Group PLC	1,859	6,722
National Grid PLC	798	11,735
Petrofac, Ltd.	742	7,711
Provident Financial PLC	238	7,357
Prudential PLC ADR	1,745	59,347
RELX NV Sponsored ADR	5,360	93,318
RELX PLC	656	12,087
Rentokil Initial PLC	7,788	20,085
SSE PLC	3,467	72,495
Subsea 7 SA (a)	2,395	23,442
The Berkeley Group Holdings PLC	451	15,353
Unilever PLC Sponsored ADR	1,025	49,108
WH Smith PLC	406	8,614
		971,597

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

United States | 36.9%
3M Co.	639	$111,902
Accenture PLC, Class A	545	61,743
Aetna, Inc.	85	10,381
Air Lease Corp.	1,001	26,807
Alphabet, Inc., Class A (a)	165	116,082
Alphabet, Inc., Class C (a)	85	58,829
Altria Group, Inc.	195	13,447
Amazon.com Inc. (a)	27	19,322
AMC Networks, Inc., Class A (a)	316	19,093
Amdocs, Ltd.	281	16,219
American Electric Power Co., Inc.	2,353	164,922
Amgen, Inc.	93	14,150
Aon PLC	829	90,552
Apple, Inc.	1,480	141,488
Applied Materials, Inc.	2,245	53,813
ARRIS International PLC (a)	872	18,277
AT&T, Inc.	4,914	212,334
Automatic Data Processing, Inc.	415	38,126
AutoZone, Inc. (a)	65	51,600
Avon Products, Inc.	3,995	15,101
Ball Corp.	94	6,795
Bank of America Corp.	4,625	61,374
Baxter International, Inc.	1,529	69,141
Biogen, Inc. (a)	94	22,731
Bristol-Myers Squibb Co.	1,008	74,138
Bunge, Ltd.	410	24,252
Cadence Design Systems, Inc. (a)	587	14,264
Cal-Maine Foods, Inc.	224	9,928
Campbell Soup Co.	1,105	73,516
Carnival Corp.	608	26,874
Casey’s General Stores, Inc.	212	27,880
CBOE Holdings, Inc.	490	32,644
CBRE Group, Inc., Class A (a)	1,318	34,901
Church & Dwight Co., Inc.	120	12,347
Cigna Corp.	63	8,063
Cisco Systems, Inc.	2,790	80,045
Citigroup, Inc.	1,769	74,988
Colgate-Palmolive Co.	200	14,640
Comcast Corp., Class A	1,092	71,187
Costco Wholesale Corp.	130	20,415
C.R. Bard, Inc.	148	34,804
CVS Health Corp.	450	43,083
Darden Restaurants, Inc.	562	35,597
Description	Shares	Fair Value

Delta Air Lines, Inc.	665	$24,226
Dr Pepper Snapple Group, Inc.	672	64,935
Eaton Corp. PLC	740	44,200
Edison International	263	20,427
Emerson Electric Co.	297	15,492
EOG Resources, Inc.	500	41,710
Equity Residential REIT	214	14,740
Everest Re Group, Ltd.	351	64,117
Exelon Corp.	1,796	65,303
Facebook, Inc., Class A (a)	786	89,824
FactSet Research Systems, Inc.	386	62,308
FedEx Corp.	314	47,659
Fidelity National Information Services, Inc.	675	49,734
Fifth Third Bancorp	3,756	66,068
First NBC Bank Holding Co. (a)	853	14,322
Foot Locker, Inc.	230	12,618
Ford Motor Co.	728	9,151
GATX Corp.	262	11,520
General Dynamics Corp.	199	27,709
General Electric Co.	2,636	82,981
General Motors Co.	1,939	54,874
Gilead Sciences, Inc.	31	2,586
Global Payments, Inc.	455	32,478
Great Plains Energy, Inc.	3,161	96,094
HCA Holdings, Inc. (a)	784	60,376
HFF, Inc., Class A	433	12,505
Honeywell International, Inc.	870	101,198
IDEXX Laboratories, Inc. (a)	138	12,815
Intel Corp.	2,447	80,262
Intercontinental Exchange, Inc.	285	72,949
International Paper Co.	348	14,748
Intuit, Inc.	422	47,099
Iron Mountain, Inc. REIT	700	27,881
Johnson & Johnson	2,448	296,942
JPMorgan Chase & Co.	3,552	220,721
KB Home	670	10,191
Kellogg Co.	370	30,211
KeyCorp.	3,110	34,366
Lincoln National Corp.	608	23,572
Linear Technology Corp.	261	12,144
Lowe’s Cos., Inc.	2,068	163,724
Marathon Petroleum Corp.	165	6,263
Marsh & McLennan Cos., Inc.	252	17,252
MasterCard, Inc., Class A	208	18,316
McDonald’s Corp.	969	116,609
McKesson Corp.	413	77,086

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Mead Johnson Nutrition Co.	435	$39,476
MetLife, Inc.	788	31,386
Mettler-Toledo International, Inc. (a)	149	54,373
Microsoft Corp.	4,156	212,663
Molson Coors Brewing Co., Class B	720	72,814
Monsanto Co.	690	71,353
Motorola Solutions, Inc.	156	10,291
MSCI, Inc., Class A	187	14,421
NIKE, Inc., Class B	560	30,912
Nordstrom, Inc.	354	13,470
Northrop Grumman Corp.	75	16,671
NVR, Inc. (a)	13	23,144
O’Reilly Automotive, Inc. (a)	393	106,542
Omnicom Group, Inc.	349	28,440
PayPal Holdings, Inc. (a)	269	9,821
PepsiCo, Inc.	1,196	126,704
Pfizer, Inc.	326	11,478
Phillips 66	766	60,774
Pinnacle West Capital Corp.	256	20,751
Piper Jaffray Cos., Inc. (a)	679	25,598
Pool Corp.	465	43,724
Premier, Inc., Class A (a)	290	9,483
Primerica, Inc.	311	17,802
Public Service Enterprise Group, Inc.	1,104	51,457
Quintiles Transnational Holdings, Inc. (a)	1,675	109,411
Regeneron Pharmaceuticals, Inc. (a)	27	9,429
Regions Financial Corp.	1,291	10,986
Republic Services, Inc.	450	23,090
Reynolds American, Inc.	1,765	95,186
Rockwell Automation, Inc.	610	70,040
Rockwell Collins, Inc.	334	28,437
Ross Stores, Inc.	365	20,692
S&P Global, Inc.	770	82,590
Sabre Corp.	1,092	29,255
Sanderson Farms, Inc.	141	12,216
Schlumberger, Ltd.	1,505	119,015
Simon Property Group, Inc. REIT	482	104,546
Skechers USA, Inc., Class A (a)	340	10,105
Skyworks Solutions, Inc.	170	10,758
Snap-on, Inc.	280	44,190
Spirit AeroSystems Holdings, Inc., Class A (a)	224	9,632
Description	Shares	Fair Value

Starbucks Corp.	1,179	$67,344
Steel Dynamics, Inc.	1,229	30,111
Target Corp.	208	14,523
Teradata Corp. (a)	380	9,527
Tesoro Corp.	66	4,945
Texas Instruments, Inc.	202	12,655
The Boeing Co.	343	44,545
The Charles Schwab Corp.	1,635	41,382
The Clorox Co.	540	74,731
The Dow Chemical Co.	1,019	50,654
The Estee Lauder Cos., Inc., Class A	245	22,300
The Kroger Co.	3,094	113,828
The Procter & Gamble Co.	971	82,215
The Southern Co.	1,179	63,230
The TJX Cos., Inc.	877	67,731
The Walt Disney Co.	184	17,999
Thermo Fisher Scientific, Inc.	350	51,716
Time Warner, Inc.	1,437	105,677
Time, Inc.	780	12,839
Tyco International PLC	1,045	44,517
Tyson Foods, Inc., Class A	1,057	70,597
United Technologies Corp.	915	93,833
UnitedHealth Group, Inc.	632	89,238
Universal Health Services, Inc., Class B	188	25,211
Unum Group	2,298	73,053
Validus Holdings, Ltd.	152	7,386
Vantiv, Inc., Class A (a)	835	47,261
Verizon Communications, Inc.	4,459	248,991
Visa, Inc., Class A	1,323	98,127
Wabash National Corp. (a)	474	6,020
WABCO Holdings, Inc. (a)	48	4,395
Wal-Mart Stores, Inc.	1,008	73,604
Waters Corp. (a)	226	31,787
WellCare Health Plans, Inc. (a)	103	11,050
Wells Fargo & Co.	993	46,999
Whirlpool Corp.	80	13,331
Wyndham Worldwide Corp.	220	15,671
Xcel Energy, Inc.	932	41,735
Zoetis, Inc.	2,155	102,276
		8,526,261
Total Common Stocks (Cost $15,010,837)		14,941,742

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Corporate Bonds | 9.5%

Australia | 0.8%
Telstra Corp., Ltd., 4.000%, 11/15/17	AUD	140	$106,372
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	95	73,974
			180,346
Belgium | 0.6%
Anheuser-Busch InBev Finance, Inc.:
2.375%, 01/25/18	CAD	120	94,229
2.650%, 02/01/21	USD	50	51,813
			146,042
Canada | 1.4%
Suncor Energy, Inc., 6.100%, 06/01/18	USD	60	64,881
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	150	153,888
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	35	35,916
2.621%, 12/22/21	CAD	80	64,860
			319,545
Denmark | 0.5%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	100	122,529

France | 0.3%
Orange SA, 5.375%, 07/08/19	USD	70	77,723

Germany | 0.5%
BMW Finance NV, 3.375%, 12/14/18	GBP	75	105,039

Italy | 0.3%
Atlantia SpA, 4.375%, 09/16/25	EUR	50	71,998

Norway | 0.2%
Statoil ASA, 3.700%, 03/01/24	USD	50	54,031
Description	Security Currency	Principal Amount (000)	Fair Value

United Kingdom | 1.0%
Centrica PLC, 7.000%, 09/19/18	GBP	50	$74,615
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	76,642
SSE PLC, 5.000%, 10/01/18	GBP	50	72,165
			223,422
United States | 3.9%
Alphabet, Inc., 3.625%, 05/19/21	USD	35	38,600
Apple, Inc., 3.850%, 05/04/43	USD	95	95,450
Citigroup, Inc., 3.595%, 05/04/21 (d)	AUD	135	100,511
General Electric Co., 5.500%, 02/01/17	NZD	40	28,931
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	90	70,735
John Deere Capital Corp., 2.300%, 09/16/19	USD	20	20,620
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	50	55,649
Morgan Stanley, 2.500%, 01/24/19	USD	95	96,920
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	110	82,107
3.625%, 01/22/23	USD	65	68,207
The Home Depot, Inc., 2.625%, 06/01/22	USD	70	73,267
Union Pacific Corp., 4.163%, 07/15/22	USD	70	78,787
Valero Energy Corp., 6.125%, 02/01/20	USD	30	33,861
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	60	49,250
			892,895
Total Corporate Bonds (Cost $2,201,980)			2,193,570

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Foreign Government Obligations | 16.7%

Australia | 1.7%
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	105	$91,254
Treasury Corp. of Victoria, 6.000%, 10/17/22	AUD	150	138,521
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	165	152,605
			382,380
Bahamas | 0.7%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	150	169,811

Bermuda | 0.7%
Government of Bermuda, 5.603%, 07/20/20	USD	150	164,614

Canada | 4.2%
Canada Government Bond, 1.125%, 03/19/18	USD	140	141,030
Province of Alberta, 4.000%, 12/01/19	CAD	230	195,486
Province of British Columbia, 3.700%, 12/18/20	CAD	165	142,060
Province of Ontario:
2.450%, 06/29/22	USD	160	167,454
1.950%, 01/27/23	CAD	100	79,598
Province of Quebec:
3.500%, 07/29/20	USD	150	162,710
2.500%, 04/20/26	USD	70	72,067
			960,405
Ireland | 0.6%
Irish Treasury, 3.400%, 03/18/24	EUR	105	143,774

Mexico | 1.3%
Mexican Bonos:
5.000%, 12/11/19	MXN	2,520	136,761
6.500%, 06/09/22	MXN	1,350	77,017
United Mexican States, 6.750%, 02/06/24	GBP	55	87,313
			301,091
Description	Security Currency	Principal Amount (000)	Fair Value

New Zealand | 1.3%
New Zealand Government Bonds:
3.000%, 04/15/20	NZD	180	$132,938
6.000%, 05/15/21	NZD	215	175,675
			308,613
Norway | 1.0%
Oslo Kommune, 1.600%, 05/05/22	NOK	2,000	237,807

Panama | 0.9%
Republic of Panama, 4.000%, 09/22/24	USD	200	213,250

Poland | 1.4%
Poland Government Bond, 1.750%, 01/25/21 (d)	PLN	915	228,457
Republic of Poland, 3.000%, 03/17/23	USD	85	86,445
			314,902
Singapore | 0.7%
Singapore Government Bond, 3.000%, 09/01/24	SGD	185	149,623

Spain | 0.2%
Spain Government Bond, 1.600%, 04/30/25	EUR	35	40,584

Sweden | 1.4%
Kommuninvest I Sverige AB, 1.500%, 04/23/19	USD	200	202,842
Svensk Exportkredit AB, 1.875%, 12/21/18	GBP	90	123,178
			326,020
United Kingdom | 0.6%
United Kingdom Treasury:
1.750%, 07/22/19	GBP	50	69,679
2.000%, 07/22/20	GBP	45	63,940
			133,619
Total Foreign Government Obligations (Cost $3,843,870)			3,846,493

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Quasi Government Bonds | 2.1%

Canada | 1.4%
Canada Housing Trust No. 1, 1.250%, 12/15/20	CAD	190	$148,947
Hydro-Quebec:
1.050%, 12/01/19 (d)	CAD	140	108,151
9.625%, 07/15/22	CAD	60	68,292
			325,390
Chile | 0.5%
Corp. Nacional del Cobre de Chile, 3.750%, 11/04/20	USD	100	107,150

Germany | 0.2%
KFW, 1.125%, 12/23/19	GBP	45	60,963

Total Quasi Government Bonds (Cost $496,695)			493,503

Supranationals | 1.6%
African Development Bank, 2.375%, 09/23/21	USD	70	73,515
Asian Development Bank:
1.875%, 04/12/19	USD	100	102,614
2.125%, 03/19/25	USD	65	67,466
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	85	94,893
Inter-American Development Bank, 6.000%, 12/15/17	NZD	55	41,135

Total Supranationals (Cost $375,160)			379,623
Description	Security Currency	Principal Amount (000)	Fair Value

US Municipal Bonds | 0.5%

Georgia | 0.5%
Georgia State Series B, 2.380%, 02/01/27 (Cost $100,135)	USD	100	$102,396

US Treasury Securities | 1.5%
US Treasury Notes:
2.125%, 05/15/25	USD	265	280,041
1.625%, 05/15/26	USD	75	75,961

Total US Treasury Securities (Cost $348,332)			356,002

Description		Shares	Fair Value

Short-Term Investment | 4.2%

State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $976,823)		976,823	$976,823

Total Investments | 100.8% (Cost $23,353,832) (b), (c)			$23,290,152

Liabilities in Excess of Cash and Other Assets | (0.8)%			(177,779)

Net Assets | 100.0%			$23,112,373

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Lazard Global Dynamic Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	173,585	USD	125,000	CAN	08/18/16	$4,252	$—
AUD	50,134	USD	36,000	CIT	08/18/16	1,330	—
CAD	150,781	USD	115,000	CAN	08/18/16	1,724	—
CAD	43,232	USD	33,100	CIT	08/18/16	367	—
CAD	50,690	USD	40,000	CIT	08/18/16	—	759
CHF	48,288	USD	49,000	CAN	08/18/16	580	—
CHF	14,115	USD	14,300	CIT	08/18/16	193	—
DKK	86,373	USD	13,000	CIT	08/18/16	—	92
DKK	299,134	USD	45,000	CIT	08/18/16	—	296
EUR	363,125	USD	406,300	CIT	08/18/16	—	2,688
EUR	32,486	USD	37,000	SCB	08/18/16	—	892
EUR	1,265,491	USD	1,416,000	SCB	08/18/16	—	9,410
EUR	389,103	USD	431,073	SSB	09/21/16	1,956	—
GBP	75,557	USD	110,600	CIT	08/18/16	—	9,976
GBP	266,712	USD	385,000	CIT	08/18/16	—	29,802
JPY	8,367,362	USD	82,000	CIT	08/18/16	—	863
JPY	9,065,896	USD	89,000	CIT	08/18/16	—	1,089
JPY	32,868,614	USD	300,700	CIT	08/18/16	18,022	—
JPY	4,822,785	USD	45,000	SCB	08/18/16	1,766	—
JPY	113,494,627	USD	1,048,000	SCB	08/18/16	52,540	—
KRW	106,163,360	USD	90,800	CIT	09/21/16	1,212	—
MXN	1,143,585	USD	61,000	CIT	08/18/16	1,288	—
NZD	94,311	USD	64,000	CAN	08/18/16	3,187	—
NZD	27,773	USD	18,600	CIT	08/18/16	1,185	—
SEK	272,455	USD	32,900	CIT	08/18/16	—	637
SEK	947,632	USD	114,000	CIT	08/18/16	—	1,784
USD	1,035,629	CAD	1,029,272	CAN	08/18/16	6,357	—
USD	36,000	GBP	33,987	CIT	08/18/16	2,013	—
USD	74,839	EUR	73,235	CIT	08/18/16	1,605	—
USD	79,343	AUD	79,389	CIT	08/18/16	—	46
USD	82,000	GBP	81,209	CIT	08/18/16	791	—
USD	82,325	NZD	82,394	CIT	08/18/16	—	69
USD	90,000	GBP	87,295	CIT	08/18/16	2,705	—
USD	97,855	GBP	89,955	CIT	08/18/16	7,899	—
USD	125,570	EUR	122,953	CIT	08/18/16	2,617	—
USD	132,629	SGD	133,873	CIT	08/18/16	—	1,244
USD	183,711	EUR	183,244	CIT	08/18/16	467	—
USD	214,584	MXN	217,680	CIT	08/18/16	—	3,096
USD	217,015	PLN	212,943	CIT	08/18/16	4,072	—
USD	244,591	NOK	237,409	CIT	08/18/16	7,182	—
USD	347,715	GBP	316,838	CIT	08/18/16	30,877	—
USD	367,942	GBP	337,332	CIT	08/18/16	30,610	—
USD	371,021	NZD	382,767	CIT	08/18/16	—	11,746
USD	577,559	AUD	587,784	CIT	08/18/16	—	10,225
USD	25,000	NZD	25,556	HSB	08/18/16	—	555

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Lazard Global Dynamic Multi Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	46,000	SEK	46,662	HSB	08/18/16	$—	$662
USD	80,000	EUR	80,885	HSB	08/18/16	—	885
USD	168,104	CAD	168,479	SSB	09/21/16	—	375
USD	209,765	AUD	210,108	SSB	09/21/16	—	343
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$186,797	$87,534

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2016 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Capital Allocator Opportunistic Strategies	$154,966,901	$5,178,395	$1,119,825	$4,058,570
Global Dynamic Multi Asset	23,353,832	457,072	520,752	(63,680)

(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(d)	Variable and floating rate securities are securities which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2016.

Security Abbreviations:
ADR	—	American Depositary Receipt	LIBOR	—	London Interbank Offered Rate
ETF	—	Exchange-Traded Fund	REIT	—	Real Estate Investment Trust
ETN	—	Exchange-Traded Note	SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar	MXN	—	Mexican New Peso
CAD	—	Canadian Dollar	NOK	—	Norwegian Krone
CHF	—	Swiss Franc	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
JPY	—	Japanese Yen	USD	—	United States Dollar
KRW	—	South Korean Won

Counterparty Abbreviations:
CAN	—	Canadian Imperial Bank of Commerce	HSB	—	HSBC Bank USA NA
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
GSC	—	Goldman Sachs International	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry*	Lazard Global Dynamic Multi Asset Portfolio

Aerospace & Defense	1.9%
Air Freight & Logistics	0.2
Airlines	0.6
Auto Components	0.5
Automobiles	1.2
Banks	5.9
Beverages	3.4
Biotechnology	1.9
Building Products	0.4
Capital Markets	1.6
Chemicals	1.4
Commercial Services & Suppliers	0.5
Communications Equipment	0.5
Construction & Engineering	0.1
Construction Materials	0.1
Containers & Packaging	0.5
Distributors	0.2
Diversified Financial Services	2.0
Diversified Telecommunication Services	4.1
Electric Utilities	3.0
Electrical Equipment	0.8
Electronic Equipment, Instruments & Components	0.6
Energy Equipment & Services	0.6
Food & Staples Retailing	1.8
Food Products	1.3
Gas Utilities	0.1
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	1.6
Hotels, Restaurants & Leisure	1.8
Household Durables	0.5
Household Products	0.9
Independent Power and Renewable Electricity Producers	0.8
Industrial Conglomerates	1.2
Industry*	Lazard Global Dynamic Multi Asset Portfolio

Insurance	2.9%
Internet & Catalog Retail	0.1
Internet Software & Services	1.4
IT Services	2.0
Leisure Products	0.1
Life Sciences Tools & Services	1.1
Machinery	1.2
Media	2.4
Metals & Mining	1.2
Multiline Retail	0.6
Multi-Utilities	1.1
Oil, Gas & Consumable Fuels	3.1
Personal Products	0.5
Pharmaceuticals	3.4
Real Estate Investment Trusts (REITs)	1.3
Real Estate Management & Development	1.9
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	1.1
Software	1.6
Specialty Retail	2.3
Technology Hardware, Storage & Peripherals	1.0
Textiles, Apparel & Luxury Goods	0.2
Thrifts & Mortgage Finance	0.1
Tobacco	0.9
Trading Companies & Distributors	0.2
Transportation Infrastructure	0.4
Wireless Telecommunication Services	0.4
Subtotal	76.3
Foreign Government Obligations	16.7
Supranationals	1.6
US Municipal Bonds	0.5
US Treasury Securities	1.5
Short-Term Investment	4.2
Total Investments	100.8%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2016	Lazard Capital Allocator Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi Asset Portfolio

ASSETS
Investments in securities, at fair value	$159,025,471	$23,290,152
Cash	—	7,377
Cash collateral due from broker	870,000	—
Foreign currency, at fair value	215	833
Receivables for:
Investments sold	112,351	37,808
Dividends and interest	58,152	71,418
Capital stock sold	39,097	—
Amount due from Investment Manager (Note 3)	—	13,132
Gross unrealized appreciation on forward currency contracts	47,008	186,797
Deferred offering costs (Note 2(h))	—	69,920
Prepaid expenses	15,672	—
Total assets	160,167,966	23,677,437

LIABILITIES
Payables for:
Management fees	100,112	—
Accrued distribution fees	133	18
Investments purchased	12,955,007	378,277
Capital stock redeemed	232,187	—
Gross unrealized depreciation on:
Forward currency contracts	581,227	87,534
Swap agreements	40,334	—
Other accrued expenses and payables	54,282	99,235
Total liabilities	13,963,282	565,064
Net assets	$146,204,684	$23,112,373

NET ASSETS
Paid in capital	$149,202,763	$23,097,432
Undistributed (distributions in excess of) net investment income (loss)	983,973	11,505
Accumulated net realized gain (loss)	(7,466,066)	(31,170)
Net unrealized appreciation (depreciation) on:
Investments	4,058,570	(63,680)
Foreign currency translations and forward currency contracts	(534,222)	98,286
Swap agreements	(40,334)	—
Net assets	$146,204,684	$23,112,373

Institutional Shares
Net assets	$145,569,565	$22,997,026
Shares of capital stock outstanding*	15,432,485	2,298,387
Net asset value, offering and redemption price per share	$9.43	$10.01

Open Shares
Net assets	$635,119	$115,347
Shares of capital stock outstanding*	67,732	11,534
Net asset value, offering and redemption price per share	$9.38	$10.00
Cost of investments in securities	$154,966,901	$23,353,832
Cost of foreign currency	$219	$831
*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Period Ended June 30, 2016	Lazard Capital Allocator Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi Asset Portfolio (a)

Investment Income (Loss)

Income
Dividends	$2,095,249	$17,308
Interest	—	10,419
Total investment income*	2,095,249	27,727

Expenses
Management fees (Note 3)	785,221	15,232
Administration fees	40,637	4,491
Custodian fees	27,753	10,093
Professional services	27,107	4,088
Registration fees	17,427	577
Shareholders’ services	13,644	2,957
Directors’ fees and expenses	5,728	505
Shareholders’ reports	4,401	245
Distribution fees (Open Shares)	835	22
Amortization of offering costs (Note 2(h))	—	6,490
Organization expenses	—	2,819
Other†	5,256	671
Total gross expenses	928,009	48,190
Management fees waived and expenses reimbursed	(126,080)	(28,364)
Administration and shareholders’ services fees waived	—	(3,604)
Total net expenses	801,929	16,222
Net investment income (loss)	1,293,320	11,505

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	(5,469,146)	4,375
Foreign currency transactions and forward currency contracts	(251,386)	(35,545)
Written options	94,300	—
Swap agreements	(1,398,353)	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(7,024,585)	(31,170)
Net change in unrealized appreciation (depreciation) on:
Investments	6,857,990	(63,680)
Foreign currency translations and forward currency contracts	(234,055)	98,286
Swap agreements	116,004	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	6,739,939	34,606
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(284,646)	3,436
Net increase (decrease) in net assets resulting from operations	$1,008,674	$14,941
* Net of foreign withholding taxes of	$—	$1,154
† Includes interest on line of credit of	$352	$—
(a)	From the Portfolio’s commencement of operations on May 27, 2016.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator Opportunistic Strategies Portfolio		Lazard Global Dynamic Multi Asset Portfolio
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Period Ended June 30, 2016 (a) (unaudited)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,293,320	$1,118,616	$11,505
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(7,024,585)	3,367,930	(31,170)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	6,739,939	(10,851,037)	34,606
Net increase (decrease) in net assets resulting from operations	1,008,674	(6,364,491)	14,941

Distributions to shareholders
From net investment income
Institutional Shares	—	(537,708)	—
Open Shares	—	(287)	—
From net realized gains
Institutional Shares	—	(4,106,775)	—
Open Shares	—	(107,847)	—
Return of capital
Institutional Shares	—	(80,408)	—
Open Shares	—	(43)	—
Net decrease in net assets resulting from distributions	—	(4,833,068)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	15,330,287	54,140,485	22,982,432
Open Shares	43,399	7,617,272	115,000
Net proceeds from reinvestment of distributions
Institutional Shares	—	4,523,591	—
Open Shares	—	107,963	—
Cost of shares redeemed
Institutional Shares	(41,392,930)	(62,815,108)	—
Open Shares	(136,250)	(10,467,007)	—
Net increase (decrease) in net assets from capital stock transactions	(26,155,494)	(6,892,804)	23,097,432

Redemption fees (Note 2(j))
Institutional Shares	961	1,433	—
Net increase in net assets from redemption fees	961	1,433	—
Total increase (decrease) in net assets	(25,145,859)	(18,088,930)	23,112,373
Net assets at beginning of period	171,350,543	189,439,473	—
Net assets at end of period*	$146,204,684	$171,350,543	$23,112,373
*Includes undistributed (distributions in excess of) net investment income (loss) of	$983,973	$(309,347)	$11,505
(a) The Portfolio commenced operations on May 27, 2016.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	18,234,761	18,509,479	—
Shares sold	1,704,729	5,591,303	2,298,387
Shares issued to shareholders from reinvestment of distributions	—	486,397	—
Shares redeemed	(4,507,005)	(6,352,418)	—
Net increase (decrease)	(2,802,276)	(274,718)	2,298,387
Shares outstanding at end of period	15,432,485	18,234,761	2,298,387

Open Shares
Shares outstanding at beginning of period	77,778	394,279	—
Shares sold	4,703	752,866	11,534
Shares issued to shareholders from reinvestment of distributions	—	11,594	—
Shares redeemed	(14,749)	(1,080,961)	—
Net increase (decrease)	(10,046)	(316,501)	11,534
Shares outstanding at end of period	67,732	77,778	11,534

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$9.36	$10.02	$10.24	$10.03	$9.26	$9.96
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.07	0.04	0.09	0.11	0.12
Net realized and unrealized gain (loss)	— (b)	(0.46)	0.41	1.12	0.74	(0.45)
Total from investment operations	0.07	(0.39)	0.45	1.21	0.85	(0.33)
Less distributions from:
Net investment income	—	(0.03)	(0.28)	(0.48)	(0.08)	(0.13)
Net realized gains	—	(0.24)	(0.39)	(0.52)	—	(0.24)
Return of capital	—	— (b)	—	—	—	—
Total distributions	—	(0.27)	(0.67)	(1.00)	(0.08)	(0.37)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$9.43	$9.36	$10.02	$10.24	$10.03	$9.26

Total Return (c)	0.75%	–3.80%	4.40%	12.22%	9.16%	–3.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$145,570	$170,626	$185,489	$214,161	$224,982	$258,832
Ratios to average net assets (d):
Net expenses	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.17%	1.18%	1.15%	1.13%	1.12%	1.13%
Net investment income (loss)	1.65%	0.66%	0.35%	0.89%	1.13%	1.25%
Portfolio turnover rate	137%	255%	265%	193%	139%	155%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$9.32	$10.02	$10.24	$10.03	$9.26	$9.97
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.01	0.01	0.06	0.07	0.08
Net realized and unrealized gain (loss)	— (b)	(0.47)	0.41	1.12	0.75	(0.45)
Total from investment operations	0.06	(0.46)	0.42	1.18	0.82	(0.37)
Less distributions from:
Net investment income	—	— (b)	(0.25)	(0.45)	(0.05)	(0.10)
Net realized gains	—	(0.24)	(0.39)	(0.52)	—	(0.24)
Return of capital	—	— (b)	—	—	—	—
Total distributions	—	(0.24)	(0.64)	(0.97)	(0.05)	(0.34)
Redemption fees	—	—	— (b)	—	—	— (b)
Net asset value, end of period	$9.38	$9.32	$10.02	$10.24	$10.03	$9.26

Total Return (c)	0.64%	–4.51%	4.10%	11.90%	8.84%	–3.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$635	$725	$3,950	$2,616	$3,099	$6,111
Ratios to average net assets (d):
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses	3.40%	1.66%	1.81%	1.84%	1.67%	1.57%
Net investment income (loss)	1.35%	0.15%	0.14%	0.60%	0.69%	0.77%
Portfolio turnover rate	137%	255%	265%	193%	139%	155%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/27/16* to 6/30/16†

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss)	— (b)
Total from investment operations	0.01
Net asset value, end of period	$10.01

Total Return (b)	0.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,997
Ratios to average net assets (c):
Net expenses	0.90%
Gross expenses	2.08%
Net investment income (loss)	0.64%
Portfolio turnover rate	10%

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/27/16* to 6/30/16†

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	— (b)
Net realized and unrealized gain (loss)	— (b)
Total from investment operations	— (b)
Net asset value, end of period	$10.00

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$115
Ratios to average net assets (c):
Net expenses	1.20%
Gross expenses	19.94%
Net investment income (loss)	0.36%
Portfolio turnover rate	10%

*	The Portfolio commenced operations on May 27, 2016.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2016 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio (commenced investment operations on May 27, 2016), Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. This report includes only the financial statements of Capital Allocator Opportunistic Strategies and Global Dynamic Multi Asset Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2016, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares. Emerging Markets Debt Portfolio began issuing R6 Shares on July 28, 2016.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in

Semi-Annual Report  31

money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward

32  Semi-Annual Report

currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2016, transactions in options purchased and written were as follows:

Capital Allocator Opportunistic Strategies Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of period	—	$—
Options purchased	1,825	306,731
Options sold	(825)	(88,481)
Options expired	(1,000)	(218,850)
Options outstanding at end of period	—	$—

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	2,330	148,879
Options exercised	(1,330)	(93,131)
Options expired	(1,000)	(55,748)
Options outstanding at end of period	—	$—

During the period ended June 30, 2016, the Global Dynamic Multi Asset Portfolio did not trade in options.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of

Semi-Annual Report  33

Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the period ended June 30, 2016, only the Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the Capital Allocator Opportunistic Strategies Portfolio had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolio elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

Capital Allocator Opportunistic Strategies	$390,218	$742,769

Management has analyzed the Capital Allocator Opportunistic Strategies Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolio’s 2015 tax returns.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and certain derivatives. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(h) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. The redemption fee will not apply to transactions in Portfolio shares on or after August 15, 2016.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

34  Semi-Annual Report

increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Capital Allocator Opportunistic Strategies	1.00%
Global Dynamic Multi Asset (a)	0.80

(a)	From May 27, 2016 to June 28, 2016, percentage was 0.85%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2017 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short (Capital Allocator Opportunistic Strategies Portfolio only), fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the manage-

ment fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares

Capital Allocator Opportunistic Strategies	1.02%	1.32%
Global Dynamic Multi Asset	0.90	1.20

During the period ended June 30, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Capital Allocator Opportunistic Strategies	$119,118	$—	$3,342	$3,620
Global Dynamic Multi Asset	15,158	12,603	74	529

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2016, State Street waived $1,563 of its fees for the Global Dynamic Multi Asset Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Semi-Annual Report  35

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2016, BFDS waived $2,041 of its fees for the Global Dynamic Multi Asset Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Com-

plex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2016 were as follows:

Portfolio	Purchases	Sales

Capital Allocator Opportunistic Strategies	$176,286,268	$183,117,679
Global Dynamic Multi Asset	23,399,548	1,390,124

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi Asset	$348,394	$—

For the period ended June 30, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2016, the Investment Manager owned 21.64% of the outstanding shares of Global Dynamic Multi Asset Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2016, the Portfolios had borrowings under the Agreement as follows:

36  Semi-Annual Report

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Capital Allocator Opportunistic Strategies	$2,930,000	$4,230,000	1.44%	3

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2016 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—The Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Underlying Funds Risk—Capital Allocator Opportunistic Strategies invests in Underlying Funds. Shares of ETFs and closed-end funds (the “Underlying Funds”) in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may trade in secondary markets, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the Securities and

Semi-Annual Report  37

Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

(c) Fixed-Income and Debt Securities Risk—Global Dynamic Multi Asset Portfolio invests in fixed-income securities. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(d) Swap Agreements and Other Derivatives Risk—

Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolios’ performance. Derivatives transactions incur cost, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolios to experience losses greater than if the Portfolios had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

38  Semi-Annual Report

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 –other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016
Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Notes	$3,875,949	$—	$—	$3,875,949
Exchange-Traded Funds	105,624,322	—	—	105,624,322
Closed-End Management Investment Companies	14,399,358	—	—	14,399,358
Short-Term Investment	35,125,842	—	—	35,125,842
Other Financial Instruments**
Forward Currency Contracts	—	47,008	—	47,008
Total	$159,025,471	$47,008	$—	$159,072,479
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(581,227)	$—	$(581,227)
Total Return Swap Agreements	—	(40,334)	—	(40,334)
Total	$—	$(621,561)	$—	$(621,561)

Semi-Annual Report   39

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016
Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$559,662	$—	$559,662
Austria	—	18,295	—	18,295
Belgium	123,121	16,477	—	139,598
Denmark	97,623	69,147	—	166,770
Finland	78,939	53,329	—	132,268
France	—	117,213	—	117,213
Germany	166,608	61,729	—	228,337
Hong Kong	48,732	363,727	—	412,459
Ireland	130,517	10,105	—	140,622
Israel	105,385	37,805	—	143,190
Italy	64,344	22,983	—	87,327
Japan	250,553	1,068,685	—	1,319,238
Malta	—	20,364	—	20,364
Netherlands	167,416	161,376	—	328,792
New Zealand	—	38,019	—	38,019
Norway	—	191,847	—	191,847
Portugal	—	33,999	—	33,999
Singapore	—	160,984	—	160,984
South Africa	—	24,173	—	24,173
Spain	—	58,623	—	58,623
Sweden	97,802	72,773	—	170,575
Switzerland	117,208	159,444	—	276,652
United Kingdom	414,934	556,663	—	971,597
Other	9,201,138	—	—	9,201,138
Corporate Bonds*	—	2,193,570	—	2,193,570
Foreign Government Obligations*	—	3,846,493	—	3,846,493
Quasi Government Bonds*	—	493,503	—	493,503
Supranationals	—	379,623	—	379,623
US Municipal Bonds	—	102,396	—	102,396
US Treasury Securities	—	356,002	—	356,002
Short-Term Investment	976,823	—	—	976,823
Other Financial Instruments**
Forward Currency Contracts	—	186,797	—	186,797
Total	$12,041,143	$11,435,806	$—	$23,476,949
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(87,534)	$—	$(87,534)

*	Please refer to Portfolios of Investments (page 12 through 23) and Notes to Portfolios of Investments (page 25) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Dynamic Multi Asset Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

40   Semi-Annual Report

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Capital Allocator Opportunistic Strategies Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$13,700,000
Total return swap agreements	$14,300,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$47,008
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on swap agreements	$40,334
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$581,227

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount
Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on investments	$(282,931)
Net realized gain (loss) on written options	$94,300
Net realized gain (loss) on swap agreements	$(1,398,353)
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(257,066)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$116,004
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(234,052)

Global Dynamic Multi Asset Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$5,900,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$186,797
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$87,534

Semi-Annual Report   41

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$99,263

See Notes 2(c), 2(d), 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

As of June 30, 2016, Capital Allocator Opportunistic Strategies and Global Dynamic Multi Asset Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of June 30, 2016:

Capital Allocator Opportunistic Strategies Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$47,008	$—	$47,008

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts
State Street Bank and Trust Co.	$47,008	$(47,008)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$581,227	$—	$581,227
Total Return Swap Agreements	40,334	—	40,334
Total	$621,561	$—	$621,561

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts
Goldman Sachs International	$40,334	$—	$(40,334)	$—
State Street Bank and Trust Co.	581,227	(47,008)	—	534,219
Total	$621,561	$(47,008)	$(40,334)	$534,219

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

42  Semi-Annual Report

Global Dynamic Multi Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$186,797	$—	$186,797

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts
Canadian Imperial Bank of Commerce	$16,100	$—	$—	$16,100
Citibank NA	114,435	(74,412)	—	40,023
Standard Chartered Bank	54,306	(10,302)	—	44,004
State Street Bank and Trust Co.	1,956	(718)	—	1,238
Total	$186,797	$(85,432)	$—	$101,365

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$87,534	$—	$87,534

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts
Citibank NA	$74,412	$(74,412)	$—	$—
HSBC Bank USA NA	2,102	—	—	2,102
Standard Chartered Bank	10,302	(10,302)	—	—
State Street Bank and Trust Co.	718	(718)	—	—
Total	$87,534	$(85,432)	$—	$2,102

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed, there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report   43

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

44   Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Semi-Annual Report   45

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015) Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

46   Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $28 billion (as of April 30, 2016) of the approximately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information
The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, using Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of both Portfolios.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios for each Port-

Semi-Annual Report   47

folio. They noted the methodology and assumptions used by Strategic Insight. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements, and that the Investment Manager was waiving advisory fees and/or reimbursing expenses, for each Portfolio.

For both share classes of the Capital Allocator Opportunistic Strategies Portfolio and for the Open Shares class of the Global Dynamic Multi Asset Portfolio, current gross advisory fees were at the median of the relevant Group. It also was noted that the Investment Manager proposed to lower the advisory fees for the Global Dynamic Multi Asset Portfolio by five basis points, which would place the Institutional Shares advisory fees below the Group median.

It also was noted that, for both share classes of the Portfolios, expense ratios were below the medians of those of the funds in the relevant Group.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared the Capital Allocator Opportunistic Strategies Portfolio’s investment returns to those of the funds in the relevant Group and Category over one-, three- and five-year periods ended March 31, 2016 (as applicable). The Global Dynamic Multi Asset Portfolio had not commenced investment operations as of March 31, 2016.

The Directors noted that both share classes of the Capital Allocator Opportunistic Strategies Portfolio were above the average of the performance Group and/or Category for all periods except the Open Shares for the one year period.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for the Capital Allocator Opportunistic Strategies Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of the Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolio’s brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolio’s Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives

48   Semi-Annual Report

of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Capital Allocator Opportunistic Strategies Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Portfolio, including the Portfolio’s size and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.

•	The Board generally was satisfied with the performance of the Capital Allocator Opportunistic Strategies Portfolio.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Capital Allocator Opportunistic Strategies Portfolio in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolio; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report   49

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS030

Lazard Funds Semi-Annual Report

June 30, 2016

Emerging Market Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

Lazard Emerging Markets Income Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
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The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

9	Performance Overviews

18	Information About Your Portfolio’s Expenses

21	Portfolio Holdings Presented by Sector and Region

22	Portfolios of Investments

22	Lazard Emerging Markets Equity Portfolio

24	Lazard Emerging Markets Core Equity Portfolio

26	Lazard Developing Markets Equity Portfolio

28	Lazard Emerging Markets Equity Advantage Portfolio

32	Lazard Emerging Markets Equity Blend Portfolio

35	Lazard Emerging Markets Multi Asset Portfolio

48	Lazard Emerging Markets Debt Portfolio

57	Lazard Explorer Total Return Portfolio

65	Lazard Emerging Markets Income Portfolio

69	Notes to Portfolios of Investments

74	Statements of Assets and Liabilities

76	Statements of Operations

78	Statements of Changes in Net Assets

82	Financial Highlights

92	Notes to Financial Statements

113	Board of Directors and Officers Information

116	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2016, global equity markets stood firm despite significant bouts of volatility. Concerns about the Chinese economy, commodity price declines, and a series of disappointing earnings announcements pressured equity markets in the early months of 2016. However, they rallied in the latter half of the first quarter and into the second as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Although global equity markets fell again in late-June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union, certain regions rebounded by the end of the period. In addition, signs of some stability in commodity prices helped emerging markets assets during the period.

Volatility also played a role in global bond markets as investors traded largely on risk assessment of macro events. In Europe, the 10-year German bund yield fell below zero for the first time, following Swiss and Japanese 10-year government bonds, which have been in negative territory for some time. The surprising outcome of the UK referendum triggered another rally in safe haven assets, pushing some government bond yields even further into negative territory. The low yield, but still positive, environment continued in the United States.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities, and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

Emerging markets equities experienced somewhat of a changed environment in the first half of 2016. Some of the more defensive sector companies, which had led markets for a long time, underperformed, while more economy-sensitive industries were relatively strong. Additionally, regions which had been very weak performers, like Latin America, performed very strongly, while Asia, which had performed relatively well, finished the period virtually unchanged. The MSCI Emerging Markets® Index (the “EM Index”) rose by 6.4%, as measured in US dollar terms, during the six-month period, with Asian markets declining marginally while eastern European markets rose by 10% and Latin American markets increased by 25%.The period included important events such as the United Kingdom’s affirmative vote to leave the European Union (the so-called “Brexit”), attempts at renminbi devaluation in China, and a presidential impeachment in Brazil.

Signs of some stability in commodity prices helped shares in Peru and Brazil over the period. The dramatic political events in Brazil during the period, which brought about the successful impeachment vote against President Dilma Rousseff, caused both the Brazilian real and the market to rise. Peru’s market was helped towards the end of the period by the narrow election victory of market-friendly presidential candidate Pedro Pablo Kuczynski. Mexican shares were adversely affected by a weak peso.

Returns were highly diverse across Eastern Europe. The bottoming and then rising crude oil price helped Russian equities, while the United Kingdom’s Brexit referendum vote to leave the European Union undermined shares in several European countries, including Greece and Poland. Turkish equities initially performed well but suffered after Prime Minister Ahmet Davutoglu’s resignation, an event which appeared to signal President Recep Tayyip Erdogan’s political dominance.

Although most Asian emerging markets generated positive returns over the six-month period, China’s attempt to devalue the renminbi at the beginning of 2016 destabilized global markets. In addition, MSCI’s decision not to include Chinese mainland shares or A-shares in its EM Index also hurt the Chinese market.

These factors resulted in a negative return for China over the period. Indian stocks also did not progress much in the second quarter as investors became concerned by resistance to Prime Minister Narendra Modi’s policies. Conversely, strong performance was recorded in Thailand, the Philippines, and Indonesia as economies performed in line with expectations and President-elect Rodrigo Duterte outlined his program for the Philippines.

From a sector perspective, the energy, materials, and consumer staples sectors performed well, while the industrials, consumer discretionary, and health care sectors underperformed.

Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2016, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 13.91%, while Open Shares posted a total return of 13.75%, and the R6 Shares posted a total return of 13.91%, as compared with the 6.41% return for the EM Index.

During the period, Sberbank, a Russian bank, announced strong earnings and upgraded its guidance for return-on-equity. Telekomunikasi Indonesia, an Indonesian telecom services company, experienced strong growth in data usage leading to improving average revenue per user. Shares of Taiwan Semiconductor Manufacturing, a Taiwanese manufacturer of semiconductors, performed well on expectations of a strong third quarter ramp up from sales of Apple’s new iPhone 7. Shares of Cielo, a Brazilian credit card processor, rose on the back of reduced regulatory concerns and improved market sentiment following the impeachment proceedings brought against President Dilma Rousseff. Shares of CCR, a Brazilian toll road operator, rose on expectations for lower interest rates in Brazil after the impeachment proceedings. Stock selection in the financials, consumer discretionary, industrials, and telecom services sectors, and in China, helped performance. A higher-than-index exposure to Brazil and a lower-than-index exposure to China also added value.

In contrast, shares of Baidu, a Chinese search engine, declined after management guided down expecta-

Semi-Annual Report  3

tions on continued weakness in its healthcare vertical after the government clampdown. Shares of Hanwha Life Insurance, a Korean insurance company, fell on expectations for a continued environment of low interest rates in Korea. Punjab National Bank, an Indian bank, experienced share declines after the bank increased provisioning for non-performing loans post a regulatory review of the loan book. Bharat Heavy Electricals, an Indian manufacturer of power plant equipment, posted poor earnings on the back of increased competition. Shares of Commercial International Bank, an Egyptian bank, fell early in the second quarter as Egyptian stocks and the Egyptian pound sold off on the back of macroeconomic concerns.

Lazard Emerging Markets Core Equity Portfolio

For the six months ended June 30, 2016, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 1.98%, while Open Shares posted a total return of 1.86%, as compared with the 6.41% return for the EM Index.

During the period, Taiwan Semiconductor, the world’s largest contract chip manufacturer, outperformed as the company reiterated its 2016 full-year revenue growth target and indicated that it led all peers in the development of its 7 nanometer technology. Shares of Credicorp, a Peruvian bank, rose as two market-friendly presidential candidates advanced to the second round runoff vote and as MSCI delayed its ruling on whether Peru would remain in its Emerging Markets Index or move into the Frontier Index. Shares of Samsung Electronics, a Korean manufacturer of electronic goods, outperformed on stronger mobile earnings from sales of its Galaxy S7 smartphones. Shares of Largan Precision, a Taiwanese optical lens manufacturer for digital imaging products, increased on expected improvement in lens supply and increased adoption of dual cameras from its top customer. Security selection in Mexico and Taiwan added to performance.

In contrast, shares of PICC Property & Casualty, a Chinese non-life insurance provider, underperformed following the implementation of a value added tax reform and the recapitalization of its loss-making sister company PICC Health. Lenovo, a Chinese computer manu-

facturing company, declined on continued weakness in the PC market and loss of market share in the mobile market. Security selection in the consumer discretionary, materials, and industrials sectors hurt returns. A lower-than-index exposure to the energy sector detracted from performance since it was the best-performing sector in the index over the period. Security selection in China and Brazil, along with an underweight to commodity dependent countries, such as Brazil, South Africa, and Russia, detracted from returns.

Lazard Developing Markets Equity Portfolio

For the six months ended June 30, 2016, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 9.96%, while Open Shares posted a total return of 9.72%, as compared with the 6.41% return for the EM Index.

During the period, Sberbank, the largest bank in Russia, outperformed after reporting higher margins and lower credit costs. Credicorp, the largest commercial bank in Peru, did well on the back of strong credit growth and stable asset quality. First Quantum Minerals, a copper miner with assets in Zambia, was up after the company sold one of its mines, and improved its balance sheet. Silicon Motion Technology, a Taiwanese flash memory controller company, outperformed as notebook manufacturers continued to adopt solid-state drives as a replacement for hard-disk drives. Cosan, a Brazilian energy company, continued to move higher on rising sugar prices in its core business and market share gains in its fuel distribution business.

Additionally, stock selection in the financials, materials, information technology, and energy sectors as well as in Brazil, Peru, Russia, and Taiwan helped performance. A lower-than-index exposure to Korea, as well as a higher-than-index exposure to Colombia, Russia, Peru, and Turkey also added value.

In terms of detractors, China State Construction International Holdings, a Chinese building and engineering services company, lagged after announcing that it would purchase its Hong Kong headquarters from its parent company. Aurobindo Pharma, an Indian generic pharmaceuticals manufacturer, underperformed on the news that the company received a let-

4  Semi-Annual Report

ter of concern about manufacturing practices at one of its facilities from the US Food and Drug Administration. Ping An Insurance, a Chinese life insurance company, was volatile as concerns persisted that a weak local equity market could pressure earnings. Vipshop Holdings, a Chinese e-commerce flash sales retailer, underperformed on weaker-than-expected sales figures during its second quarter earnings results. Hansae, a Korean apparel manufacturer, underperformed on weak US retail sales.

Stock selection in the consumer discretionary, health care, industrials, and consumer staples sectors, as well as in Korea, India, and Indonesia, detracted value. Lastly, a higher-than-index exposure to the consumer discretionary, industrials, and health care sectors, as well as to China and India, and a lower-than-index exposure to the consumer staples sector, as well as to Brazil, South Africa, and Thailand hurt performance.

Lazard Emerging Markets Equity Advantage Portfolio

For the six months ended June 30, 2016, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of 7.20%, while Open Shares posted a total return of 7.07%, as compared with the 6.41% return for the EM Index.

The Portfolio participated in the markets’ gains in the first half of the year, benefitting from favorable stock selection, particularly in information technology, utilities, and consumer staples. This was partially offset by weakness in materials and energy, where the recovery in pricing was not anticipated. Stocks that had the greatest influence on the period’s performance included Taiwan Semiconductor Manufacturing, which continued to be the world’s leading semiconductor manufacturer. The company continued to benefit from the increased migration to higher end smart phones, automotive applications and gaming growth. Credicorp, the Peruvian bank, surged on the back of the improving Peruvian economy and commodity prices helped towards the end of the period by the narrow election victory of market-friendly presidential candidate Pedro Pablo Kuczynski. The bank reported strong operating profits with strong loan and deposit growth, while operating expenses were held to low single digit increases. BB Seguridade Participacoes, the diversified Brazilian financial services firm, rallied sharply with the market, as the impeachment of President Dilma Rousseff was viewed as a positive for the business community and an important step in addressing the corruption that has plagued the country. The company is noted for its quality underwriting, which has proved beneficial in volatile markets.

Detractors included Tipco Asphalt, a Thailand-based asphalt supplier, which fell sharply after reporting a strong performance in 2015. A decline in asphalt prices, along with a reduction in government infrastructure spending, adversely impacted the stock. Shimao Property Holdings, a Hong Kong-listed real estate developer and hotel operator, fell as a decline in the growth of property sales due to increasing softness in the pricing that put pressure on the company’s margins. As a result, investors took a cautious attitude toward the stock despite favorable management guidance. Despite reporting a 21% increase in quarterly revenue, Chinese automaker Great Wall Motor fell on flat earnings due to deteriorating operating margins. Higher research and development and operating costs related to bringing a new factory on line contributed to the margin deterioration.

Lazard Emerging Markets Equity Blend Portfolio

For the six months ended June 30, 2016, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 8.79%, while Open Shares posted a total return of 8.65%, as compared with the 6.41% return for the EM Index.

The Portfolio is managed using a combination of Lazard Asset Management LLC’s (the “Investment Manager”) equity strategies in emerging markets. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during 2016 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activ-

Semi-Annual Report  5

ity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For the six-month period, stock selection in financials, information technology, telecom services, industrials, and consumer staples added value, as did stock selection in Russia, China, and Korea, higher-than-index exposures to Russia and Peru, and lower-than-index exposure to Korea. In contrast, stock selection in the health care and consumer discretionary sectors detracted from performance, as did stock selection in Mexico and India, and lower-than-index exposure to South Africa. Our exposure to small caps over the period also detracted.

Lazard Emerging Markets Multi Asset Portfolio

For the six months ended June 30, 2016, the Lazard Emerging Markets Multi Asset Portfolio’s Institutional Shares posted a total return of 6.13%, while Open Shares posted a total return of 5.98%, as compared with the 6.41% return for the EM Index.

The Portfolio is managed using a combination of the Investment Manager’s emerging-markets equity and fixed income strategies. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during 2016 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For the six-month period, stock selection in financials, industrials, information technology, and telecom services added value, as did stock selection in Russia and Poland, higher-than-index exposures to Russian, Peruvian, and Indonesian equities and lower-than-index exposures to Korean and Polish equities. Exposure to the local currencies of Russia, South Africa, Brazil, Uruguay, and Colombia—implemented via derivative instruments—and to the local debt of South Africa also contributed, as did exposures to the external debt of Argentina, Panama, Indonesia, Mexico, and Colombia. In contrast, stock selection in the energy, materials, and consumer discretionary sectors, higher-than-index exposure to consumer discretionary and lower-than-index exposures to energy and materials, detracted from performance, as did stock selection in South Africa and Mexico, lower-than index exposures to South African and Brazilian equities, higher-than-index exposures to Mexican equities, and exposure to the local currencies of Mexico—implemented via derivative instruments. The Portfolio’s exposure to small cap equities also detracted.

Lazard Emerging Markets Debt Portfolio

For the six months ended June 30, 2016, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 11.36%, while Open Shares posted a total return of 10.97%, as compared with the 12.24% return for the blended 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the “Global Diversified Index”).

Within the Portfolio’s external debt (that is, bonds issued in currency other than a country’s local currency) allocation, a modest underweight position in investment-grade countries that lagged in the rally, such as China and Poland, helped relative returns. Additionally, the Portfolio benefited from a significant overweight position in Argentina, which was among the best performing countries in sovereign credit during the period following the resolution of negotiations with holdout creditors and the country’s return to the capital markets for the first time since 2001. Within the Portfolio’s local debt exposure, duration positioning contributed positively to performance, but was partially offset by currency positions. An overweight duration position in Brazil was beneficial as Brazilian rates outperformed, boosted by the increased likelihood that suspended President Dilma Rousseff would not survive her impeachment trial. Meanwhile, an overweight to the Mexican peso detracted from performance as the peso significantly underperformed

6  Semi-Annual Report

during the period, though the peso recouped some of its losses after Banxico, Mexico’s central bank, announced a 50 basis points (bps) hike on the final day of the period. Although Banxico’s announcement highlighted the crosscurrents between downside growth risks and upside inflationary risks, the move appeared clearly aimed at staunching the weakness and volatility in the peso. We viewed the move as an encouraging sign because it put the peso explicitly in the central bank’s reaction function.

Lazard Explorer Total Return Portfolio

For the six months ended June 30, 2016, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of 6.09%, while Open Shares posted a total return of 5.88%, as compared with the 12.24% return for the Global Diversified Index.

Performance for the period was driven almost completely by US dollar-denominated sovereign credit, partially offset by currency positioning. On a country-specific basis, the largest contributor to performance was Argentina, which continues to be the Portfolio’s largest risk position and has been among the best performing countries in sovereign credit markets this year, as the country’s pivot toward economic orthodoxy continues to gain investor confidence. Positions in high quality sovereign credits, including Panama, Indonesia, Peru, Mexico, and Colombia, also contributed significantly to absolute performance. Additionally, the Portfolio’s exposure to European dollar-denominated sovereign debt also contributed to absolute performance, despite lagging the broader markets, with Hungary and Slovenia among the largest contributors. Elsewhere in the Portfolio, our modest positions in local rates also contributed to performance, with positions in Brazilian, Mexican, and South African rates all contributing to absolute returns. Conversely, positioning in currencies detracted from performance. Specifically, a long position in the Polish zloty held against the euro detracted as the zloty weakened following S&P’s surprise downgrade of Poland’s credit rating in January. Additionally, the Portfolio’s long position in the Indian rupee held primarily against the Thai baht and Taiwan dollar detracted, as did an outright short position in the Canadian dollar.

Lazard Emerging Markets Income Portfolio

For the six months ended June 30, 2016, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of 5.84%, while Open Shares posted a total return of 5.60%, as compared with the 5.81% return for the JPMorgan Emerging Local Markets® Index Plus.

The Portfolio’s best relative performance for the period was earned in Russia, Poland, and Indonesia. The overweight to Russia benefited from crude oil’s stabilization and rebound along with that market’s high yield, a rising current account, and capital inflows. Active management in Poland added 26 bps. The overweight was reduced into March’s rally and shifted to an underweight due to Poland’s loose fiscal stance and its balance of payments, which were entering a cyclically weaker period. An overweight to the Indonesian rupiah and fixed income security selection extracted 11 bps of excess return from Asia’s top-performing local market.

Conversely, Brazil and country selection in Asia were the largest detractors to performance. The Portfolio’s underweight to Brazil, the top-performing local market, detracted 14 bps of relative performance. The Brazilian local market was up sharply during March (when the underperformance occurred) due to its high yield and the rising likelihood of the impeachment of President Dilma Rousseff. We had been underweight the Brazilian real due to political risk, poor growth prospects, and lack of fiscal reform, but we participated in Brazil’s strong performance via currency-hedged local debt. The underweight has been covered to a neutral position. Asian country selection detracted. Flat or overweight positioning in China, South Korea, India, and the Philippines underperformed intra-regional underweight positions in Singapore and Taiwan.

Semi-Annual Report  7

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	-8.08%	-2.69%	4.63%	6.43%
Open Shares**	-8.29%	-2.96%	4.31%	6.13%
R6 Shares**	-8.05%	N/A	N/A	-6.59%
EM Index	-12.05%	-3.78%	3.54%	4.76%
				(Institutional Shares)
				5.29%
				(Open Shares)
				-6.70%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

Semi-Annual Report  9

Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Since
	Year	Inception	†
Institutional Shares**	-13.02%	-4.38%
Open Shares**	-13.21%	-4.72%
EM Index	-12.05%	-5.50%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was October 31, 2013.

10  Semi-Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	-5.87%	-6.21%	2.98%
Open Shares**	-6.18%	-6.52%	2.67%
EM Index	-12.05%	-3.78%	3.22%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Semi-Annual Report  11

Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Since
	Year	Inception	†
Institutional Shares**	-9.45%	-11.13%
Open Shares**	-9.72%	-11.38%
EM Index	-12.05%	-13.31%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

12  Semi-Annual Report

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	-6.75%	-4.37%	0.08%
Open Shares**	-6.71%	-4.61%	-0.17%
EM Index	-12.05%	-3.78%	0.74%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

Semi-Annual Report  13

Lazard Emerging Markets Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi Asset Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	-6.06%	-3.11%	-3.07%
Open Shares**	-6.37%	-3.42%	-3.37%
EM Index	-12.05%	-3.78%	-3.82%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Emerging Markets Multi-Strategy Portfolio.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

14  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	4.14%	1.38%	2.14%
Open Shares**	3.72%	1.06%	1.82%
JPMorgan EMBI Global Diversified Index	9.79%	6.45%	7.03%
JPMorgan GBI-EM Global Diversified Index	1.99%	-2.23%	-0.84%
Global Diversified Index	5.96%	2.10%	3.10%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global® Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global® Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Semi-Annual Report  15

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Since
	Year	Inception	†
Institutional Shares**	2.46%	0.27%
Open Shares**	2.11%	-0.04%
JPMorgan EMBI Global Diversified Index	9.79%	7.20%
JPMorgan GBI-EM Global Diversified Index	1.99%	-3.57%
Global Diversified Index	5.96%	1.75%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was June 28, 2013.

16  Semi-Annual Report

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Since
	Year	Inception	†
Institutional Shares**	-1.74%	-5.11%
Open Shares**	-2.10%	-5.43%
JPMorgan Emerging Local Markets Index Plus	-1.04%	-4.65%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments in 23 emerging markets countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

Semi-Annual Report  17

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2016 through June 30, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18  Semi-Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/16	6/30/16	1/1/16 - 6/30/16	1/1/16 - 6/30/16

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,139.10	$5.85	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Open Shares
Actual	$1,000.00	$1,137.50	$7.23	1.36%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.82	1.36%
R6 Shares
Actual	$1,000.00	$1,139.10	$5.85	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,019.80	$6.53	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%
Open Shares
Actual	$1,000.00	$1,018.60	$8.03	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.02	1.60%
Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,099.60	$6.68	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.42	1.28%
Open Shares
Actual	$1,000.00	$1,097.20	$8.34	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.02	1.60%
Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,072.00	$5.67	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Open Shares
Actual	$1,000.00	$1,070.70	$7.21	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.02	1.40%
Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,087.90	$6.75	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%
Open Shares
Actual	$1,000.00	$1,086.50	$8.30	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.02	1.60%
Emerging Markets Multi Asset
Institutional Shares
Actual	$1,000.00	$1,061.30	$6.66	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%
Open Shares
Actual	$1,000.00	$1,059.80	$8.19	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.91	$8.02	1.60%

Semi-Annual Report  19

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/16	6/30/16	1/1/16 - 6/30/16	1/1/16 - 6/30/16

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,113.60	$5.15	0.98%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.99	$4.92	0.98%
Open Shares
Actual	$1,000.00	$1,109.70	$6.82	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%
Explorer Total Return
Institutional Shares
Actual	$1,000.00	$1,060.90	$5.89	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.77	1.15%
Open Shares
Actual	$1,000.00	$1,058.80	$7.68	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$7.52	1.50%
Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$1,058.40	$4.61	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.39	$4.52	0.90%
Open Shares
Actual	$1,000.00	$1,056.00	$6.13	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.02	1.20%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

20  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region June 30, 2016 (unaudited)

	Lazard	Lazard	Lazard	Lazard	Lazard	Lazard
	Emerging	Emerging	Developing	Emerging Markets	Emerging Markets	Emerging Markets
	Markets	Markets Core	Markets	Equity Advantage	Equity Blend	Multi Asset
Sector*	Equity Portfolio	Equity Portfolio	Equity Portfolio	Portfolio	Portfolio	Portfolio

Consumer Discretionary	8.8%	11.8%	11.2%	8.6%	10.4%	7.2%
Consumer Staples	7.1	8.6	1.6	6.9	3.6	3.6
Energy	7.9	5.8	12.6	8.7	8.8	6.2
Financials	28.2	25.8	31.3	24.7	27.7	17.9
Health Care	0.2	2.8	7.3	2.3	2.8	1.4
Industrials	5.7	4.8	7.9	6.1	6.4	4.0
Information Technology	23.7	24.2	20.1	23.8	28.3	17.0
Materials	3.6	4.1	7.4	6.6	3.2	2.2
Telecommunication Services	11.7	6.5	—	6.6	5.2	4.4
Utilities	—	2.6	—	5.3	0.7	1.0
Sovereign Debt	—	—	—	—	—	18.8
US Treasury Securities	—	—	—	—	—	5.3
Short-Term Investments	3.1	3.0	0.6	0.4	2.9	11.0
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Lazard	Lazard	Lazard
	Emerging	Explorer	Emerging
	Markets Debt	Total Return	Markets Income
Region*	Portfolio	Portfolio	Portfolio

Africa	11.9%	9.3%	2.3%
Asia	22.7	7.8	3.5
Europe	24.2	21.7	21.3
North America	14.2	9.3	54.2
South America	23.3	26.6	12.4
Short-Term Investments	3.7	25.3	6.3
Total Investments	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Semi-Annual Report  21

The Lazard Funds Inc. Portfolios of Investments June 30, 2016 (unaudited)

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 96.1%

Argentina | 1.1%
YPF SA Sponsored ADR	6,245,781	$119,918,995

Brazil | 10.3%
Ambev SA ADR	30,473,440	180,098,030
Banco do Brasil SA	32,757,334	175,192,541
BB Seguridade Participacoes SA	20,856,000	182,505,420
CCR SA	33,842,934	176,995,079
Cielo SA	24,158,766	254,651,127
Localiza Rent a Car SA	8,421,407	90,445,644
Natura Cosmeticos SA	3,916,578	31,090,726
Via Varejo SA	2,390,555	5,544,200
		1,096,522,767
China | 16.4%
AAC Technologies Holdings, Inc.	12,922,000	111,142,268
Baidu, Inc. Sponsored ADR (a)	1,818,739	300,364,746
China Construction Bank Corp., Class H	658,617,220	438,538,927
China Mobile, Ltd. Sponsored ADR	5,358,504	310,257,382
China Shenhua Energy Co., Ltd., Class H	44,894,610	82,985,078
CNOOC, Ltd.	80,807,000	100,883,833
NetEase, Inc. ADR	1,706,804	329,788,669
Weichai Power Co., Ltd., Class H	72,949,644	75,479,595
		1,749,440,498
Egypt | 0.8%
Commercial International Bank
Egypt SAE GDR	25,197,626	89,757,093

Hong Kong | 0.4%
Huabao International Holdings, Ltd. (a)	123,948,000	43,980,395

Hungary | 1.6%
OTP Bank Nyrt.	7,368,025	165,195,380

India | 9.8%
Axis Bank, Ltd.	27,780,992	220,994,365
Bajaj Auto, Ltd.	2,512,948	100,581,287
Bharat Heavy Electricals, Ltd.	24,450,535	46,656,774
HCL Technologies, Ltd.	11,414,533	123,848,727
Hero MotoCorp, Ltd.	3,480,855	162,972,467
Punjab National Bank	58,185,391	92,177,558
Tata Consultancy Services, Ltd.	7,915,796	298,994,217
		1,046,225,395
		Fair
Description	Shares	Value

Indonesia | 7.5%
PT Astra International Tbk	241,638,100	$136,209,893
PT Bank Mandiri (Persero) Tbk	273,666,621	198,390,179
PT Semen Indonesia (Persero) Tbk	110,911,700	78,816,994
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	5,236,455	321,832,524
PT United Tractors Tbk	58,318,084	65,670,259
		800,919,849
Macau | 0.3%
Wynn Macau, Ltd.	21,331,200	31,082,012

Malaysia | 0.6%
British American Tobacco Malaysia Berhad	5,145,100	67,308,091

Mexico | 2.8%
America Movil SAB de CV, Class L Sponsored ADR	7,684,569	94,212,816
Grupo Mexico SAB de CV, Series B	41,315,647	96,811,567
Kimberly-Clark de Mexico SAB de CV, Series A	43,634,995	103,081,651
		294,106,034
Pakistan | 2.1%
Habib Bank, Ltd.	42,148,800	79,524,112
Oil & Gas Development Co., Ltd.	38,754,349	51,475,394
Pakistan Petroleum, Ltd.	60,689,202	89,946,501
		220,946,007
Philippines | 1.3%
Philippine Long Distance Telephone Co. Sponsored ADR	3,196,750	142,479,147

Russia | 8.8%
ALROSA PAO (a)	65,067,611	70,087,902
Gazprom PJSC Sponsored ADR	33,866,657	146,258,238
Lukoil PJSC Sponsored ADR	4,334,002	181,386,808
Magnit PJSC Sponsored GDR	538,089	17,900,217
Magnit PJSC Sponsored GDR (b), (c)	1,211,865	40,258,155
Mobile TeleSystems PJSC Sponsored ADR	18,903,443	156,520,508
Sberbank of Russia PJSC	158,378,609	330,139,696
		942,551,524
South Africa | 7.8%
Bid Corp., Ltd. (a)	4,094,925	76,738,138
Imperial Holdings, Ltd.	8,504,899	87,343,937
Life Healthcare Group Holdings, Ltd.	10,686,288	26,317,186
Nedbank Group, Ltd.	6,148,313	78,172,943

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

PPC, Ltd.	33,962,609	$18,531,077
Sanlam, Ltd.	21,179,661	87,116,553
Shoprite Holdings, Ltd.	12,581,794	142,404,627
Standard Bank Group, Ltd.	10,242,651	89,785,538
The Bidvest Group, Ltd.	4,094,925	38,578,421
Vodacom Group, Ltd.	8,280,666	94,704,954
Woolworths Holdings, Ltd.	16,110,162	92,181,564
		831,874,938
South Korea | 12.7%
Coway Co., Ltd.	1,519,110	138,077,980
Hanwha Life Insurance Co., Ltd.	24,231,133	121,886,588
Hyundai Mobis Co., Ltd.	809,334	177,194,833
KB Financial Group, Inc.	3,236,981	92,341,594
KT&G Corp.	769,111	91,165,019
Samsung Electronics Co., Ltd.	279,965	348,516,886
Shinhan Financial Group Co., Ltd.	6,635,284	219,073,650
SK Hynix, Inc.	5,671,794	161,203,503
		1,349,460,053
Taiwan | 5.4%
Hon Hai Precision Industry Co., Ltd.	42,289,120	108,814,147
Taiwan Semiconductor Manufacturing Co., Ltd.	92,829,284	469,397,437
		578,211,584
Thailand | 2.1%
Kasikornbank Public Co. Ltd.	17,359,654	85,361,613
PTT Exploration & Production Public Co. Ltd.	27,579,270	65,141,702
The Siam Cement Public Co. Ltd.	5,548,200	75,560,511
		226,063,826
		Fair
Description	Shares	Value

Turkey | 4.3%
Akbank TAS	47,062,717	$136,312,280
KOC Holding AS	23,332,735	106,635,750
Turk Telekomunikasyon AS	5,867,908	12,421,789
Turkcell Iletisim Hizmetleri AS (a)	28,666,032	105,581,236
Turkiye Is Bankasi AS, C Shares	61,978,030	99,357,968
		460,309,023

Total Common Stocks (Cost $11,131,642,092)		10,256,352,611

Short-Term Investment | 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $326,387,408)	326,387,408	326,387,408

Total Investments | 99.2% (Cost $11,458,029,500) (d)		$10,582,740,019

Cash and Other Assets in Excess of Liabilities | 0.8%		80,828,113

Net Assets | 100.0%		$10,663,568,132

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 96.1%

Brazil | 3.1%
Braskem SA A Shares	219,300	$1,299,839
CCR SA	231,300	1,209,675
Telefonica Brasil SA ADR	90,500	1,230,800
		3,740,314
China | 19.1%
Alibaba Group Holding, Ltd. Sponsored ADR (a)	11,600	922,548
Baidu, Inc. Sponsored ADR (a)	8,254	1,363,148
China Lesso Group Holdings, Ltd.	801,000	428,830
China Lodging Group, Ltd. Sponsored ADR	19,300	703,099
China Mobile, Ltd. Sponsored ADR	49,700	2,877,630
CT Environmental Group, Ltd.	4,830,000	1,417,531
ENN Energy Holdings, Ltd.	340,000	1,682,759
Industrial & Commercial Bank of China, Ltd., Class H	6,365,633	3,536,167
NetEase, Inc. ADR	8,500	1,642,370
PICC Property & Casualty Co., Ltd., Class H	1,095,180	1,733,921
Ping An Insurance (Group) Co. of China, Ltd., Class H	372,000	1,645,826
Tencent Holdings, Ltd.	167,100	3,811,147
Vipshop Holdings, Ltd. ADR (a)	94,705	1,057,855
		22,822,831
Colombia | 1.0%
Ecopetrol SA Sponsored ADR	121,400	1,160,584

Czech Republic | 0.7%
Komercni banka AS	21,065	789,276

Hong Kong | 1.6%
Haier Electronics Group Co., Ltd.	515,000	790,507
Techtronic Industries Co., Ltd.	262,000	1,096,790
		1,887,297
India | 10.2%
Aurobindo Pharma, Ltd.	102,814	1,129,728
Dr Reddy’s Laboratories, Ltd. ADR	24,333	1,246,580
HDFC Bank, Ltd. ADR	48,769	3,235,823
ICICI Bank, Ltd. Sponsored ADR	246,300	1,768,434
Motherson Sumi Systems, Ltd.	231,403	999,444
Tata Consultancy Services, Ltd.	30,415	1,148,831
		Fair
Description	Shares	Value

Tata Motors, Ltd. Sponsored ADR (a)	49,457	$1,714,674
UPL, Ltd.	109,281	896,800
		12,140,314
Indonesia | 3.1%
PT Bank Mandiri (Persero) Tbk	2,070,600	1,501,048
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	34,980	2,149,871
		3,650,919
Luxembourg | 0.6%
Tenaris SA ADR	24,900	718,116

Mexico | 10.2%
Alsea SAB de CV	462,200	1,759,553
Arca Continental SAB de CV	202,300	1,451,864
Fibra Uno Administracion SA de CV REIT	473,300	1,008,341
Gruma SAB de CV, Class B	106,918	1,538,048
Grupo Aeroportuario del Pacifico SAB de CV ADR	20,200	2,073,126
Grupo Bimbo SAB de CV, Series A	444,502	1,394,102
Grupo Financiero Banorte SAB de CV, Class O	267,700	1,496,158
Wal-Mart de Mexico SAB de CV	614,471	1,478,155
		12,199,347
Peru | 1.0%
Credicorp, Ltd.	7,950	1,226,923

Philippines | 2.3%
BDO Unibank, Inc.	540,730	1,290,809
GT Capital Holdings, Inc.	45,875	1,409,804
		2,700,613
Portugal | 1.2%
Galp Energia SGPS SA	101,040	1,403,195

Russia | 5.2%
Lukoil PJSC Sponsored ADR	85,984	3,598,396
Magnit PJSC Sponsored GDR	41,559	1,381,122
Sberbank of Russia PJSC Sponsored ADR	141,577	1,237,238
		6,216,756
South Africa | 4.1%
FirstRand, Ltd.	417,209	1,281,694
Mondi PLC	76,304	1,422,051
Naspers, Ltd., N Shares	14,274	2,187,167
		4,890,912

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

South Korea | 13.3%
Amorepacific Corp.	2,479	$934,278
Coway Co., Ltd.	11,372	1,033,646
Dongbu Insurance Co., Ltd.	28,950	1,742,827
Hyundai Department Store Co., Ltd.	11,712	1,311,869
Korea Zinc Co., Ltd.	3,034	1,338,485
NCSoft Corp.	3,457	708,698
Samsung Electronics Co., Ltd.	5,603	6,974,944
SK Hynix, Inc.	65,036	1,848,451
		15,893,198
Taiwan | 11.7%
Advanced Semiconductor
Engineering, Inc. ADR	214,100	1,194,678
Far EasTone Telecommunications Co., Ltd.	636,000	1,536,932
Hermes Microvision, Inc.	17,000	701,780
Hon Hai Precision Industry Co., Ltd.	466,000	1,199,065
Largan Precision Co., Ltd.	24,000	2,227,451
Mega Financial Holding Co., Ltd.	2,374,186	1,795,356
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	199,649	5,236,793
		13,892,055
Thailand | 2.3%
Bangkok Bank Public Co. Ltd.	166,400	771,448
Bangkok Dusit Medical Services Public Co. Ltd., Class F (c)	1,437,989	978,029
Kasikornbank Public Co. Ltd.	194,100	954,436
		2,703,913
Turkey | 2.9%
KOC Holding AS	238,568	1,090,309
Tofas Turk Otomobil Fabrikasi AS	169,316	1,397,287
Turk Traktor ve Ziraat Makineleri AS	33,238	971,659
		3,459,255
		Fair
Description	Shares	Value

United Arab Emirates | 0.7%
Emaar Properties PJSC	521,855	$887,188

United Kingdom | 1.8%
Unilever NV	45,100	2,116,994

Total Common Stocks (Cost $112,585,069)		114,500,000

Preferred Stocks | 1.3%

Brazil | 1.3%
Itau Unibanco Holding SA Sponsored ADR (Cost $1,305,566)	162,761	1,536,463

Short-Term Investment | 3.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $3,603,207)	3,603,207	3,603,207

Total Investments | 100.4% (Cost $117,493,842) (d)		$119,639,670

Liabilities in Excess of Cash and Other Assets | (0.4)%		(431,488)

Net Assets | 100.0%		$119,208,182

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 96.2%

Argentina | 1.4%
YPF SA Sponsored ADR	190,320	$3,654,144

Brazil | 4.2%
Cosan SA Industria e Comercio	548,200	5,684,569
Lojas Renner SA	312,000	2,300,931
Petroleo Brasileiro SA Sponsored ADR (a)	469,300	2,726,633
		10,712,133

Canada | 1.1%
First Quantum Minerals, Ltd.	405,890	2,849,508

China | 26.0%
AAC Technologies Holdings, Inc.	384,200	3,304,509
Agricultural Bank of China, Ltd., Class H	4,896,500	1,800,606
Alibaba Group Holding, Ltd. Sponsored ADR (a)	76,110	6,053,028
Anhui Conch Cement Co., Ltd., Class H	2,216,000	5,407,571
Baidu, Inc. Sponsored ADR (a)	34,850	5,755,477
Brilliance China Automotive Holdings, Ltd.	3,782,889	3,890,955
China Medical System Holdings, Ltd.	3,165,000	4,859,274
China Merchants Bank Co., Ltd., Class H	886,211	1,990,573
China State Construction International Holdings, Ltd.	2,660,460	3,532,530
CNOOC, Ltd.	3,720,000	4,644,249
New Oriental Education & Technology Group, Inc. Sponsored ADR	106,244	4,449,499
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,610,500	7,125,279
TAL Education Group ADR (a)	36,200	2,246,572
Tencent Holdings, Ltd.	285,100	6,502,441
Vipshop Holdings, Ltd. ADR (a)	203,864	2,277,161
Zhuzhou CRRC Times Electric Co., Ltd., Class H	625,931	3,465,243
		67,304,967

Colombia | 2.6%
Bancolombia SA Sponsored ADR	122,947	4,293,309
Cemex Latam Holdings SA (a)	580,335	2,503,435
		6,796,744
Description	Shares	Fair Value

Hong Kong | 1.9%
SMI Holdings Group, Ltd.	16,496,000	$1,580,019
Techtronic Industries Co., Ltd.	809,500	3,388,748
		4,968,767
India | 13.2%
Aurobindo Pharma, Ltd.	650,128	7,143,655
Glenmark Pharmaceuticals, Ltd.	568,458	6,740,279
HDFC Bank, Ltd. ADR	98,285	6,521,210
ICICI Bank, Ltd. Sponsored ADR	824,545	5,920,233
Reliance Industries, Ltd.	201,061	2,896,552
Shriram Transport Finance Co., Ltd.	276,080	4,927,496
		34,149,425
Indonesia | 2.0%
PT Bank Rakyat Indonesia (Persero) Tbk	6,386,000	5,244,886

Mexico | 2.7%
Grupo Financiero Banorte SAB de CV, Class O	1,244,057	6,952,955

Peru | 2.6%
Credicorp, Ltd.	43,855	6,768,142

Portugal | 1.3%
Galp Energia SGPS SA	243,117	3,376,292

Russia | 10.4%
ALROSA PAO (a)	2,044,779	2,202,544
Novatek OAO Sponsored GDR	61,327	6,263,719
Rosneft PJSC GDR	390,194	2,002,220
Sberbank of Russia PJSC	4,464,047	9,304,190
TMK PAO GDR	318,294	869,425
X5 Retail Group NV GDR (a)	126,690	2,515,252
Yandex NV Class A (a)	175,330	3,830,960
		26,988,310
South Africa | 2.6%
Petra Diamonds, Ltd.	1,454,000	2,259,533
Standard Bank Group, Ltd.	514,198	4,507,382
		6,766,915
South Korea | 7.9%
CJ CGV Co., Ltd.	45,640	4,104,148
Hansae Co., Ltd.	73,350	2,401,359
Korea Aerospace Industries, Ltd.	101,675	6,517,810
LS Industrial Systems Co., Ltd.	25,460	1,059,036
NCSoft Corp.	1,445	296,231
Samlip General Foods Co., Ltd.	10,156	1,655,166
Samsung Electronics Co., Ltd.	3,419	4,256,172
		20,289,922

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (concluded)

Taiwan | 9.7%
Advanced Semiconductor Engineering, Inc.	3,057,050	$3,513,403
Catcher Technology Co., Ltd.	397,670	2,968,623
Hiwin Technologies Corp.	350,505	1,632,586
Hota Industrial Manufacturing Co., Ltd.	398,817	1,872,804
Largan Precision Co., Ltd.	54,000	5,011,765
Silicon Motion Technology Corp. ADR	97,310	4,651,418
Taiwan Semiconductor Manufacturing Co., Ltd.	1,057,000	5,344,791
		24,995,390
Turkey | 5.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,242,745	4,071,275
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	3,959,942	3,979,548
Turkiye Garanti Bankasi AS	1,984,078	5,294,418
		13,345,241
United States | 1.4%
Freeport-McMoRan, Inc.	332,920	3,708,729

Total Common Stocks (Cost $240,034,257)		248,872,470
Description	Shares	Fair Value

Preferred Stocks | 2.2%

Brazil | 2.2%
Banco Bradesco SA ADR (Cost $5,604,819)	705,703	$5,511,541

Short-Term Investment | 0.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $1,409,609)	1,409,609	1,409,609

Total Investments | 98.9% (Cost $247,048,685) (d)		$255,793,620

Cash and Other Assets in Excess of Liabilities | 1.1%		2,950,431

Net Assets | 100.0%		$258,744,051

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 99.5%

Brazil | 3.7%
Ambev SA ADR	4,866	$28,758
Banco do Brasil SA	2,600	13,905
BB Seguridade Participacoes SA	3,000	26,252
BM&FBovespa SA	900	5,043
Braskem SA Sponsored ADR	900	10,665
CETIP SA - Mercados Organizados	400	5,453
Itausa - Investimentos Itau SA	3,400	8,034
JBS SA Sponsored ADR	773	4,847
Kroton Educacional SA	1,700	7,197
		110,154
Chile | 2.6%
Banco Santander Chile ADR	273	5,288
Cia Cervecerias Unidas SA Sponsored ADR	500	11,670
Enersis Americas SA Sponsored ADR	5,130	44,016
Enersis Chile SA	2,687	15,665
		76,639
China | 25.4%
AAC Technologies Holdings, Inc.	1,000	8,601
Alibaba Group Holding, Ltd. Sponsored ADR (a)	844	67,123
Baidu, Inc. Sponsored ADR (a)	171	28,241
Bank of China, Ltd., Class H	27,000	10,835
Bank of Chongqing Co., Ltd., Class H	6,000	4,634
China Communications Construction Co., Ltd., Class H	7,000	7,595
China Construction Bank Corp., Class H	110,000	73,243
China Hongqiao Group, Ltd.	8,000	5,389
China Lesso Group Holdings, Ltd.	19,000	10,172
China Lodging Group, Ltd. Sponsored ADR	200	7,286
China Merchants Bank Co., Ltd., Class H	5,000	11,231
China Mobile, Ltd.	6,000	69,379
China Overseas Land & Investment, Ltd.	10,000	31,913
China Petroleum & Chemical Corp., Class H	50,000	36,006
China Railway Construction Corp., Ltd., Class H	4,000	5,052
China Railway Group, Ltd., Class H	6,000	4,517
China Resources Land, Ltd.	6,000	14,067
China State Construction International Holdings, Ltd.	2,000	2,656
China Telecom Corp., Ltd. Class H	18,000	8,056
Description	Shares	Fair Value

Chongqing Rural Commercial Bank Co., Ltd., Class H	8,000	$4,072
CNOOC, Ltd.	20,000	24,969
Dali Foods Group Co., Ltd.	11,000	6,312
Dongfeng Motor Group Co., Ltd., Class H	6,000	6,313
Evergrande Real Estate Group, Ltd.	7,000	4,274
Guangzhou Automobile Group Co., Ltd.	6,000	7,206
Guangzhou R&F Properties Co., Ltd., Class H	6,000	7,610
Industrial & Commercial Bank of China, Ltd., Class H	65,000	36,108
Longfor Properties Co., Ltd.	3,000	3,905
Minth Group, Ltd.	2,000	6,477
NetEase, Inc. ADR	64	12,366
New Oriental Education & Technology Group, Inc. Sponsored ADR	200	8,376
PetroChina Co., Ltd., Class H	38,000	25,846
PICC Property & Casualty Co., Ltd., Class H	4,000	6,333
Ping An Insurance (Group) Co. of China, Ltd., Class H	4,500	19,909
Sunny Optical Technology Group Co., Ltd.	4,000	14,088
Tencent Holdings, Ltd.	5,000	114,038
The People’s Insurance Co. Group of China, Ltd., Class H	18,000	6,996
Tianneng Power International, Ltd.	8,000	5,463
TravelSky Technology, Ltd. Class H	4,000	7,736
Vipshop Holdings, Ltd. ADR (a)	617	6,892
Weichai Power Co., Ltd., Class H	3,000	3,104
		744,389
Colombia | 0.7%
Bancolombia SA Sponsored ADR	369	12,885
Ecopetrol SA Sponsored ADR	900	8,604
		21,489
Egypt | 0.5%
Commercial International Bank Egypt SAE ADR	4,043	14,595

Greece | 0.6%
Hellenic Telecommunications Organization SA	615	5,679
JUMBO SA (a)	616	8,180
Motor Oil (Hellas) Corinth Refineries SA	418	4,546
		18,405
Hong Kong | 0.9%
Lee & Man Paper Manufacturing, Ltd.	9,000	6,692
Shimao Property Holdings, Ltd.	7,500	9,509
Sino Biopharmaceutical, Ltd.	6,000	3,930
Tongda Group Holdings, Ltd.	30,000	5,910
		26,041

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hungary | 1.5%
MOL Hungarian Oil & Gas Nyrt.	521	$30,127
Richter Gedeon Nyrt.	667	13,249
		43,376
India | 6.8%
Axis Bank, Ltd. GDR	193	7,529
Dr Reddy’s Laboratories, Ltd. ADR	460	23,566
HDFC Bank, Ltd. ADR	400	26,540
ICICI Bank, Ltd. Sponsored ADR	800	5,744
Infosys, Ltd. Sponsored ADR	2,600	46,410
Reliance Industries, Ltd. Sponsored GDR (b)	813	23,207
State Bank of India GDR	166	5,284
Tata Motors, Ltd. Sponsored ADR (a)	708	24,546
Tata Steel, Ltd. GDR	1,034	4,836
Vedanta, Ltd. ADR	1,716	13,505
Wipro, Ltd. ADR	500	6,180
WNS Holdings, Ltd. ADR (a)	500	13,500
		200,847
Indonesia | 2.7%
PT Bank Central Asia Tbk	5,600	5,666
PT Bank Mandiri (Persero) Tbk ADR	1,485	10,573
PT Bank Negara Indonesia (Persero) Tbk	12,400	4,902
PT Bank Rakyat Indonesia (Persero) Tbk	22,500	18,479
PT Bank Tabungan Negara (Persero) Tbk	39,300	5,138
PT Gudang Garam Tbk	1,100	5,752
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	400	24,584
PT United Tractors Tbk	3,900	4,392
		79,486
Luxembourg | 0.5%
Ternium SA Sponsored ADR	781	14,886

Malaysia | 3.4%
AirAsia Berhad	12,100	7,835
Astro Malaysia Holdings Berhad	10,400	7,558
Dialog Group Berhad	11,900	4,548
Fraser & Neave Holdings Berhad	1,500	9,373
Inari Amertron Berhad	6,750	4,978
MISC Berhad	4,800	8,891
Sunway Construction Group Berhad	13,800	5,476
Tenaga Nasional Berhad Sponsored ADR	2,783	40,214
Top Glove Corp. Berhad	4,700	5,371
Westports Holdings Berhad	4,800	5,023
		99,267
Description	Shares	Fair Value

Mexico | 2.7%
Alfa SAB de CV, Series A	4,500	$7,736
America Movil SAB de CV, Series L	16,000	9,837
Controladora Vuela Cia de Aviacion SAB de CV ADR (a)	372	6,953
Gentera SAB de CV	12,600	22,571
Gruma SAB de CV, Class B	340	4,891
Grupo Lala SAB de CV	2,000	4,409
Kimberly-Clark de Mexico SAB de CV, Series A	4,900	11,575
Wal-Mart de Mexico SAB de CV	4,500	10,825
		78,797
Peru | 0.8%
Credicorp, Ltd.	153	23,613

Philippines | 1.9%
BDO Unibank, Inc.	6,300	15,039
DMCI Holdings, Inc.	26,600	7,165
Globe Telecom, Inc.	335	16,892
JG Summit Holdings, Inc.	8,770	16,138
		55,234
Poland | 1.0%
Ciech SA	279	3,546
Enea SA	3,196	8,061
Energa SA	1,830	4,404
Polski Koncern Naftowy ORLEN SA	533	9,327
Tauron Polska Energia SA	6,287	4,515
		29,853
Russia | 3.4%
Gazprom PJSC Sponsored ADR	4,525	19,542
Lukoil PJSC Sponsored ADR	479	20,047
MMC Norilsk Nickel PJSC ADR	603	8,027
Mobile TeleSystems PJSC Sponsored ADR	608	5,034
Rosneft PJSC GDR	1,631	8,369
Sberbank of Russia PJSC Sponsored ADR	4,529	39,579
		100,598
South Africa | 5.3%
Anglo American Platinum, Ltd. (a)	317	7,916
AVI, Ltd.	811	4,572
Barclays Africa Group, Ltd.	533	5,259
Capitec Bank Holdings, Ltd.	297	12,031
Clicks Group, Ltd.	2,112	17,639
Coronation Fund Managers, Ltd.	1,671	7,584
FirstRand, Ltd.	3,390	10,414
Mr. Price Group, Ltd.	732	10,284
MTN Group, Ltd.	658	6,435
Naspers, Ltd., N Shares	241	36,928

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Sasol, Ltd.	976	$26,496
Truworths International, Ltd.	639	3,729
Vodacom Group, Ltd.	489	5,593
		154,880
South Korea | 17.1%
Amorepacific Corp.	29	10,929
BGF Retail Co., Ltd.	33	6,169
CJ CGV Co., Ltd.	78	7,014
Coway Co., Ltd.	130	11,816
Daishin Securities Co., Ltd.	496	4,350
Dongbu Insurance Co., Ltd.	85	5,117
Hana Financial Group, Inc.	479	9,730
Hanwha Chemical Corp.	391	8,180
Hyosung Corp.	68	7,425
Hyundai Development Co-Engineering & Construction	138	4,777
Hyundai Engineering & Construction Co., Ltd.	159	4,652
Hyundai Marine & Fire Insurance Co., Ltd.	498	12,647
Hyundai Motor Co.	173	20,493
Hyundai Steel Co. Sponsored GDR (b)	300	11,942
Kangwon Land, Inc.	256	9,289
KB Financial Group, Inc. ADR	400	11,384
Kia Motors Corp.	104	3,917
KIWOOM Securities Co., Ltd.	102	6,379
Korea Aerospace Industries, Ltd.	98	6,282
Korea Electric Power Corp. Sponsored ADR	1,600	41,488
Korea PetroChemical Ind Co., Ltd.	34	7,144
KT&G Corp. GDR (b)	393	23,286
Kyung Dong Navien Co., Ltd.	123	5,882
LG Chem, Ltd.	38	8,691
LG Electronics, Inc.	162	7,632
LG Household & Health Care, Ltd.	6	5,820
LG Uplus Corp.	508	4,808
Lotte Chemical Corp.	65	16,198
LS Industrial Systems Co., Ltd.	146	6,073
Naver Corp.	15	9,327
S1 Corp.	56	5,251
Samsung Electronics Co., Ltd. GDR	229	142,927
Samsung Fire & Marine Insurance Co., Ltd.	38	8,697
Shinhan Financial Group Co., Ltd. ADR	300	9,822
SK Holdings Co., Ltd.	27	4,756
SK Innovation Co., Ltd.	89	10,959
SK Telecom Co., Ltd. Sponsored ADR	650	13,598
Woori Bank	781	6,493
		501,344
Description	Shares	Fair Value

Taiwan | 12.0%
Accton Technology Corp.	4,000	$5,407
Catcher Technology Co., Ltd.	1,000	7,465
Cheng Shin Rubber Industry Co., Ltd.	4,000	8,417
Chunghwa Telecom Co., Ltd. Sponsored ADR	400	14,520
Eclat Textile Co., Ltd.	1,000	9,648
Elite Material Co., Ltd.	5,000	11,718
Feng TAY Enterprise Co., Ltd.	3,120	12,952
FLEXium Interconnect, Inc.	2,207	5,748
Grand Pacific Petrochemical Corp.	10,000	4,864
Grape King Bio, Ltd.	1,000	6,529
Hon Hai Precision Industry Co., Ltd. GDR	3,359	16,905
Hotai Motor Co., Ltd.	1,000	9,791
Micro-Star International Co., Ltd.	4,000	7,378
President Chain Store Corp.	1,000	7,824
Ruentex Development Co., Ltd.	4,000	4,650
Shin Zu Shing Co., Ltd.	2,000	6,565
St Shine Optical Co., Ltd.	1,000	22,451
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,983	156,934
Uni-President Enterprises Corp.	3,000	5,918
Vanguard International Semiconductor Corp.	4,000	6,604
Voltronic Power Technology Corp.	1,050	14,632
Wistron NeWeb Corp.	2,000	5,105
		352,025
Thailand | 4.1%
Airports of Thailand Public Co. Ltd. ADR	123	13,651
Bangkok Bank Public Co. Ltd. NVDR	3,600	16,301
Bangkok Land Public Co. Ltd. NVDR	116,300	5,400
Beauty Community Public Co. Ltd. NVDR	32,524	7,623
Charoen Pokphand Foods Public Co. Ltd. NVDR	10,400	8,531
Delta Electronics Thailand Public Co. Ltd. (c)	2,100	4,079
Pruksa Real Estate Public Co. Ltd. ADR	543	7,635
PTT Exploration & Production Public Co. Ltd.	2,700	6,377
PTT Global Chemical Public Co. Ltd. ADR (c)	734	5,849
Srisawad Power 1979 Public Co. Ltd. NVDR	5,945	6,445
Thai Vegetable Oil Public Co. Ltd. NVDR	10,300	9,382
The Siam Cement Public Co. Ltd.	1,300	17,705
Tipco Asphalt Public Co. Ltd. NVDR	13,100	10,166
		119,144
Turkey | 1.9%
Akbank TAS ADR	1,693	9,616
Eregli Demir ve Celik Fabrikalari TAS ADR	1,424	10,052
Koza Altin Isletmeleri ADR (a)	522	2,311
TAV Havalimanlari Holding AS ADR	372	6,317

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Turk Telekomunikasyon ADR	2,817	$11,268
Turkiye Garanti Bankasi AS ADR	2,056	5,366
Turkiye Halk Bankasi AS ADR	729	4,068
Turkiye Vakiflar Bankasi TAO, Class D	4,580	7,283
		56,281
Total Common Stocks (Cost $2,969,211)		2,921,343

Preferred Stocks | 1.6%

Brazil | 1.6%
Banco Bradesco SA ADR	2,660	20,774
Itau Unibanco Holding SA Sponsored ADR	1,415	13,358
Vale SA	3,000	12,169

Total Preferred Stocks (Cost $42,462)		46,301
Description	Shares	Fair Value

Short-Term Investment | 0.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $13,247)	13,247	$13,247

Total Investments | 101.6% (Cost $3,024,920) (d)		$2,980,891

Liabilities in Excess of Cash and Other Assets | (1.6)%		(46,914)

Net Assets | 100.0%		$2,933,977

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 96.2%

Argentina | 1.7%
Grupo Supervielle SA Sponsored ADR	64,800	$828,792
YPF SA Sponsored ADR	201,410	3,867,072
		4,695,864
Brazil | 5.9%
Ambev SA ADR	402,475	2,378,627
Banco ABC Brasil SA	385,719	1,569,389
Banco do Brasil SA	383,357	2,050,267
CCR SA	529,000	2,766,616
Cielo SA Sponsored ADR	325,675	3,413,074
Iochpe Maxion SA	314,100	1,339,592
Localiza Rent a Car SA	226,510	2,432,710
Natura Cosmeticos SA	53,795	427,037
		16,377,312
China | 23.2%
AAC Technologies Holdings, Inc.	461,640	3,970,571
Agricultural Bank of China, Ltd., Class H	8,918,726	3,279,712
Alibaba Group Holding, Ltd. Sponsored ADR (a)	46,294	3,681,762
Anhui Conch Cement Co., Ltd., Class H	870,000	2,123,008
Baidu, Inc. Sponsored ADR (a)	45,692	7,546,034
Brilliance China Automotive Holdings, Ltd.	2,703,373	2,780,600
China Construction Bank Corp., Class H	6,391,281	4,255,621
China Lesso Group Holdings, Ltd.	751,000	402,061
China Medical System Holdings, Ltd.	1,217,000	1,868,479
China Mobile, Ltd. Sponsored ADR	61,816	3,579,146
China Pioneer Pharma Holdings, Ltd.	2,136,000	467,645
China Shenhua Energy Co., Ltd., Class H	1,128,000	2,085,043
China State Construction International Holdings, Ltd.	1,458,504	1,936,586
CNOOC, Ltd.	3,573,800	4,461,725
Cosmo Lady China Holdings Co., Ltd.	1,446,000	737,326
CT Environmental Group, Ltd.	3,368,801	988,691
Greatview Aseptic Packaging Co., Ltd.	2,374,679	1,132,165
Minth Group, Ltd.	368,000	1,191,705
NetEase, Inc. ADR	35,545	6,868,005
New Oriental Education & Technology Group, Inc. Sponsored ADR	75,700	3,170,316
Ping An Insurance (Group) Co. of China, Ltd., Class H	829,000	3,667,716
Tencent Holdings, Ltd.	182,200	4,155,541
		64,349,458
Description	Shares	Fair Value

Colombia | 0.9%
Bancolombia SA Sponsored ADR	68,345	$2,386,608

Egypt | 0.5%
Commercial International Bank Egypt SAE GDR	394,160	1,404,047

Georgia | 0.5%
BGEO Group PLC	38,796	1,372,763

Hong Kong | 2.6%
Man Wah Holdings, Ltd.	1,036,800	1,492,657
Pacific Textiles Holdings, Ltd.	832,000	1,041,118
PAX Global Technology, Ltd.	1,731,000	1,516,632
Techtronic Industries Co., Ltd.	412,233	1,725,699
Tongda Group Holdings, Ltd.	7,489,114	1,475,230
		7,251,336
Hungary | 0.8%
OTP Bank Nyrt.	100,617	2,255,891

India | 9.9%
Aurobindo Pharma, Ltd.	287,177	3,155,522
Axis Bank, Ltd.	744,430	5,921,849
Bajaj Auto, Ltd.	53,171	2,128,181
Balkrishna Industries, Ltd.	128,773	1,265,530
CCL Products India, Ltd.	276,936	1,018,596
Dewan Housing Finance Corp., Ltd.	546,316	1,656,753
Glenmark Pharmaceuticals, Ltd.	193,722	2,296,986
HCL Technologies, Ltd.	179,627	1,948,969
ICICI Bank, Ltd. Sponsored ADR	666,698	4,786,892
Reliance Industries, Ltd.	136,564	1,967,387
UPL, Ltd.	165,550	1,358,564
		27,505,229
Indonesia | 5.5%
PT Bank Mandiri (Persero) Tbk	4,005,000	2,903,360
PT Bank Rakyat Indonesia (Persero) Tbk	5,555,218	4,562,556
PT Cikarang Listrindo Tbk	9,172,800	1,041,377
PT Pakuwon Jati Tbk	26,715,300	1,251,175
PT Telekomunikasi Indonesia (Persero)
Tbk Sponsored ADR	64,915	3,989,676
PT United Tractors Tbk	1,293,680	1,456,775
		15,204,919
Macau | 0.2%
Wynn Macau, Ltd.	437,930	638,114

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Malaysia | 0.4%
Berjaya Auto Berhad	1,992,620	$1,146,115

Mexico | 4.3%
America Movil SAB de CV, Class L Sponsored ADR	102,274	1,253,879
Credito Real SAB de CV	586,515	1,122,821
Grupo Financiero Banorte SAB de CV, Class O	547,000	3,057,148
Grupo Financiero Interacciones SA de CV, Class O	182,671	891,746
Grupo Mexico SAB de CV, Series B	529,601	1,240,971
Kimberly-Clark de Mexico SAB de CV, Series A	963,400	2,275,899
Nemak SAB de CV	760,100	890,124
Unifin Financiera SAB de CV SOFOM ENR	490,105	1,228,040
		11,960,628
Peru | 1.0%
Credicorp, Ltd.	18,616	2,873,007

Philippines | 0.5%
Philippine Long Distance Telephone Co. Sponsored ADR	30,502	1,359,474

Portugal | 1.0%
Galp Energia SGPS SA	204,149	2,835,123

Russia | 8.7%
Gazprom PJSC Sponsored ADR	358,235	1,547,092
Lukoil PJSC Sponsored ADR	51,473	2,147,968
Mobile TeleSystems PJSC Sponsored ADR	266,200	2,204,136
Novatek OAO Sponsored GDR	37,024	3,783,613
Sberbank of Russia PJSC	2,309,145	4,812,835
Sberbank of Russia PJSC Sponsored ADR	460,077	4,016,472
X5 Retail Group NV GDR (a)	107,926	2,143,432
Yandex NV Class A (a)	152,162	3,324,740
		23,980,288
South Africa | 0.9%
Standard Bank Group, Ltd.	207,815	1,821,675
Sun International, Ltd.	126,136	742,370
		2,564,045
Description	Shares	Fair Value

South Korea | 9.3%
Eugene Technology Co., Ltd.	109,276	$1,558,080
Fila Korea, Ltd.	15,870	1,252,721
Hansae Co., Ltd.	29,524	966,568
Hanwha Life Insurance Co., Ltd.	229,974	1,156,807
Hyundai Mobis Co., Ltd.	13,337	2,919,990
KC Tech Co., Ltd.	66,740	866,140
Koh Young Technology, Inc.	34,097	1,212,503
KT&G Corp.	13,251	1,570,680
Mando Corp.	7,122	1,347,445
Samsung Electronics Co., Ltd.	5,137	6,394,839
Shinhan Financial Group Co., Ltd.	77,793	2,568,450
SK Hynix, Inc.	91,372	2,596,971
Viatron Technologies, Inc.	60,282	1,246,395
		25,657,589
Taiwan | 11.2%
Advanced Semiconductor Engineering, Inc.	1,839,000	2,113,524
Catcher Technology Co., Ltd.	209,000	1,560,194
Chailease Holding Co., Ltd.	740,336	1,197,240
Chicony Electronics Co., Ltd.	640,452	1,442,099
Flytech Technology Co., Ltd.	330,000	1,047,587
Hon Hai Precision Industry Co., Ltd.	691,247	1,778,648
King Slide Works Co., Ltd.	111,000	1,299,596
Largan Precision Co., Ltd.	37,000	3,433,987
Makalot Industrial Co., Ltd.	156,009	729,817
Silicon Motion Technology Corp. ADR	79,110	3,781,458
Sinmag Equipment Corp.	241,615	798,745
Sporton International, Inc.	287,590	1,484,246
Taiwan Semiconductor Manufacturing Co., Ltd.	1,818,113	9,193,409
Toung Loong Textile Manufacturing Co., Ltd.	399,000	1,113,420
		30,973,970
Thailand | 0.2%
KCE Electronics Public Co. Ltd. (c)	258,062	611,374

Turkey | 5.1%
Aselsan Elektronik Sanayi Ve Ticaret AS	672,079	2,201,754
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	1,566,971	1,574,729
KOC Holding AS ADR	132,567	3,009,271
Turkcell Iletisim Hizmetleri AS ADR (a)	201,375	1,842,581
Turkiye Garanti Bankasi AS	970,205	2,588,946
Turkiye Is Bankasi AS, C Shares	1,005,917	1,612,601
Turkiye Sinai Kalkinma Bankasi AS	2,801,957	1,308,056
		14,137,938

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

United States | 1.9%
Freeport-McMoRan, Inc.	255,588	$2,847,251
Luxoft Holding, Inc. (a)	19,100	993,582
Nexteer Automotive Group, Ltd.	1,425,000	1,301,185
		5,142,018
Total Common Stocks
(Cost $269,609,415)		266,683,110

Short-Term Investment | 2.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $8,044,182)	8,044,182	8,044,182
Description	Fair Value

Total Investments | 99.1%
(Cost $277,653,597) (d)	$274,727,292

Cash and Other Assets in Excess of Liabilities | 0.9%	2,570,514

Net Assets | 100.0%	$277,297,806

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Multi Asset Portfolio

Common Stocks | 62.5%

Argentina | 0.8%
Grupo Supervielle SA Sponsored ADR	22,300	$285,217
YPF SA Sponsored ADR	64,185	1,232,352
		1,517,569
Brazil | 4.1%
Ambev SA ADR	161,400	953,874
Banco ABC Brasil SA	132,478	539,018
Banco do Brasil SA	153,845	822,793
Braskem SA A Shares	55,640	329,790
CCR SA	277,300	1,450,251
Cielo SA Sponsored ADR	130,236	1,364,873
Iochpe Maxion SA	108,300	461,884
Localiza Rent a Car SA	91,138	978,819
Natura Cosmeticos SA	23,655	187,779
Telefonica Brasil SA ADR	27,033	367,649
		7,456,730
China | 13.7%
AAC Technologies Holdings, Inc.	105,000	903,106
Agricultural Bank of China, Ltd., Class H	2,041,090	750,577
Alibaba Group Holding, Ltd. Sponsored ADR (a)	10,426	829,180
Anhui Conch Cement Co., Ltd., Class H	202,500	494,148
Baidu, Inc. Sponsored ADR (a)	18,560	3,065,184
Brilliance China Automotive Holdings, Ltd.	613,717	631,249
China Construction Bank Corp., Class H	2,555,065	1,701,285
China Lesso Group Holdings, Ltd.	242,775	129,974
China Medical System Holdings, Ltd.	277,000	425,282
China Mobile, Ltd. Sponsored ADR	39,041	2,260,474
China Pioneer Pharma Holdings, Ltd.	802,000	175,586
China Shenhua Energy Co., Ltd., Class H	451,986	835,470
China State Construction International Holdings, Ltd.	330,125	438,336
CNOOC, Ltd.	1,099,000	1,372,051
Cosmo Lady China Holdings Co., Ltd.	499,000	254,444
CT Environmental Group, Ltd.	2,931,536	860,361
ENN Energy Holdings, Ltd.	108,000	534,524
Greatview Aseptic Packaging Co., Ltd.	819,978	390,937
Industrial & Commercial Bank of China, Ltd., Class H	1,519,000	843,818
Minth Group, Ltd.	126,000	408,029
NetEase, Inc. ADR	14,255	2,754,351
Description	Shares	Fair Value

New Oriental Education & Technology Group, Inc. Sponsored ADR	17,197	$720,210
PICC Property & Casualty Co., Ltd., Class H	330,000	522,466
Ping An Insurance (Group) Co. of China, Ltd., Class H	276,965	1,225,367
Tencent Holdings, Ltd.	80,700	1,840,572
Vipshop Holdings, Ltd. ADR (a)	32,843	366,856
		24,733,837
Colombia | 0.3%
Bancolombia SA Sponsored ADR	15,970	557,672

Egypt | 0.3%
Commercial International Bank Egypt SAE GDR	157,515	561,088

Georgia | 0.3%
BGEO Group PLC	13,390	473,793

Hong Kong | 1.3%
Man Wah Holdings, Ltd.	357,600	514,828
Pacific Textiles Holdings, Ltd.	287,000	359,136
PAX Global Technology, Ltd.	597,000	523,067
Techtronic Industries Co., Ltd.	93,110	389,779
Tongda Group Holdings, Ltd.	2,530,049	498,378
		2,285,188
Hungary | 0.5%
OTP Bank Nyrt.	40,328	904,177

India | 6.3%
Aurobindo Pharma, Ltd.	64,931	713,467
Axis Bank, Ltd.	297,998	2,370,537
Bajaj Auto, Ltd.	21,365	855,139
Balkrishna Industries, Ltd.	44,416	436,503
CCL Products India, Ltd.	88,934	327,107
Dewan Housing Finance Corp., Ltd.	188,547	571,786
Dr Reddy’s Laboratories, Ltd. ADR	11,636	596,112
Glenmark Pharmaceuticals, Ltd.	43,801	519,354
HCL Technologies, Ltd.	72,064	781,901
HDFC Bank, Ltd. ADR	24,282	1,611,111
ICICI Bank, Ltd. Sponsored ADR	149,381	1,072,556
Reliance Industries, Ltd.	30,777	443,384
Tata Motors, Ltd. Sponsored ADR (a)	18,112	627,943
UPL, Ltd.	57,139	468,903
		11,395,803

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Indonesia | 3.5%
PT Bank Mandiri (Persero) Tbk	2,537,223	$1,839,319
PT Bank Rakyat Indonesia (Persero) Tbk	1,262,600	1,036,986
PT Cikarang Listrindo Tbk	3,152,200	357,866
PT Pakuwon Jati Tbk	9,215,260	431,584
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	35,727	2,195,781
PT United Tractors Tbk	346,815	390,538
		6,252,074
Macau | 0.1%
Wynn Macau, Ltd.	176,000	256,452

Malaysia | 0.2%
Berjaya Auto Berhad	674,660	388,051

Mexico | 4.3%
Alsea SAB de CV	156,625	596,257
America Movil SAB de CV, Class L Sponsored ADR	40,888	501,287
Credito Real SAB de CV	208,220	398,615
Fibra Uno Administracion SA de CV REIT	220,704	470,198
Gruma SAB de CV, Class B	44,178	635,514
Grupo Aeroportuario del Pacifico SAB de CV ADR	6,636	681,053
Grupo Financiero Banorte SAB de CV, Class O	266,865	1,491,491
Grupo Financiero Interacciones SA de CV, Class O	62,787	306,508
Grupo Mexico SAB de CV, Series B	210,509	493,269
Kimberly-Clark de Mexico SAB de CV, Series A	385,135	909,828
Nemak SAB de CV	262,200	307,052
Unifin Financiera SAB de CV SOFOM ENR	168,320	421,754
Wal-Mart de Mexico SAB de CV	222,842	536,063
		7,748,889
Peru | 0.7%
Credicorp, Ltd.	8,012	1,236,492

Philippines | 0.5%
BDO Unibank, Inc.	162,169	387,123
Philippine Long Distance Telephone Co. Sponsored ADR	12,240	545,537
		932,660
Description	Shares	Fair Value

Portugal | 0.7%
Galp Energia SGPS SA	87,399	$1,213,755

Russia | 5.1%
Gazprom PJSC Sponsored ADR	144,099	622,313
Lukoil PJSC Sponsored ADR	48,812	2,038,186
Magnit PJSC Sponsored GDR	14,672	487,404
Mobile TeleSystems PJSC Sponsored ADR	106,610	882,731
Novatek OAO Sponsored GDR	8,316	849,857
Sberbank of Russia PJSC (a)	521,973	1,087,922
Sberbank of Russia PJSC Sponsored ADR	233,159	2,035,917
X5 Retail Group NV GDR (a)	24,559	487,584
Yandex NV Class A (a)	34,075	744,539
		9,236,453
South Africa | 1.8%
FirstRand, Ltd.	124,421	382,230
Mondi PLC	22,211	413,939
Naspers, Ltd., N Shares	9,949	1,524,458
Standard Bank Group, Ltd.	83,005	727,609
Sun International, Ltd.	43,344	255,100
		3,303,336
South Korea | 7.4%
Amorepacific Corp.	1,592	599,988
Eugene Technology Co., Ltd.	37,652	536,850
Fila Korea, Ltd.	5,477	432,335
Hansae Co., Ltd.	6,605	216,237
Hanwha Life Insurance Co., Ltd.	109,029	548,434
Hyundai Department Store Co., Ltd.	3,973	445,019
Hyundai Mobis Co., Ltd.	5,350	1,171,324
KC Tech Co., Ltd.	22,977	298,191
Koh Young Technology, Inc.	11,571	411,469
Korea Zinc Co., Ltd.	983	433,662
KT&G Corp.	5,297	627,869
Mando Corp.	2,456	464,662
Samsung Electronics Co., Ltd.	3,236	4,028,363
Shinhan Financial Group Co., Ltd.	31,112	1,027,209
SK Hynix, Inc.	58,248	1,655,522
Viatron Technologies, Inc.	20,722	428,450
		13,325,584
Taiwan | 6.3%
Advanced Semiconductor Engineering, Inc.	413,000	474,652
Catcher Technology Co., Ltd.	49,000	365,787
Chailease Holding Co., Ltd.	252,280	407,977
Chicony Electronics Co., Ltd.	223,702	503,707
Flytech Technology Co., Ltd.	114,000	361,894
Hon Hai Precision Industry Co., Ltd.	166,950	429,579

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Hon Hai Precision Industry Co., Ltd. GDR	137,590	$692,466
King Slide Works Co., Ltd.	39,000	456,615
Largan Precision Co., Ltd.	9,000	835,294
Makalot Industrial Co., Ltd.	53,489	250,224
Silicon Motion Technology Corp. ADR	20,605	984,919
Sinmag Equipment Corp.	82,334	272,185
Sporton International, Inc.	98,930	510,576
Taiwan Semiconductor Manufacturing Co., Ltd.	165,668	837,711
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	136,610	3,583,280
Toung Loong Textile Manufacturing Co., Ltd.	136,820	381,800
		11,348,666
Thailand | 0.4%
Kasikornbank Public Co. Ltd.	83,020	408,229
KCE Electronics Public Co. Ltd. (c)	89,028	210,916
		619,145
Turkey | 2.5%
Aselsan Elektronik Sanayi Ve Ticaret AS	150,819	494,088
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	355,014	356,772
KOC Holding AS ADR	53,104	1,205,461
Turkcell Iletisim Hizmetleri AS ADR (a)	80,327	734,992
Turkiye Garanti Bankasi AS	219,233	585,013
Turkiye Is Bankasi AS, C Shares	404,863	649,042
Turkiye Sinai Kalkinma Bankasi AS	971,106	453,348
		4,478,716
United Arab Emirates | 0.2%
Emaar Properties PJSC	166,477	283,022

United Kingdom | 0.4%
Unilever NV	15,420	723,815

United States | 0.8%
Freeport-McMoRan, Inc.	57,309	638,422
Luxoft Holding, Inc. (a)	6,600	343,332
Nexteer Automotive Group, Ltd.	489,000	446,512
		1,428,266
Total Common Stocks (Cost $113,767,343)		112,661,233
Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 1.4%

Brazil | 0.6%
Petrobras Global Finance BV:
8.375%, 12/10/18	USD	11	$12,090
8.375%, 05/23/21	USD	1,140	1,176,480
			1,188,570
Chile | 0.1%
VTR Finance BV, 6.875%, 01/15/24	USD	100	99,698

China | 0.1%
Green Dragon Gas, Ltd., 10.000%, 11/20/17	USD	200	120,000

Colombia | 0.1%
Ecopetrol SA, 5.875%, 09/18/23	USD	275	283,250

Guatemala | 0.0%
Comcel Trust, 6.875%, 02/06/24	USD	100	98,000

Macau | 0.1%
MCE Finance, Ltd., 5.000%, 02/15/21	USD	100	99,000

Mexico | 0.1%
Cemex Finance LLC, 9.375%, 10/12/22	USD	90	99,000
Cemex SAB de CV, 7.750%, 04/16/26	USD	50	52,125
			151,125
Qatar | 0.1%
Ooredoo International Finance, Ltd., 3.750%, 06/22/26	USD	100	101,125

Russia | 0.1%
GTH Finance BV, 7.250%, 04/26/23	USD	200	208,000

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

United Arab Emirates | 0.1%
DP World, Ltd., 6.850%, 07/02/37	USD	100	$109,900

Total Corporate Bonds (Cost $2,468,866)			2,458,668

Foreign Government Obligations | 18.3%

Angola | 0.1%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	138	138,608

Argentina | 2.2%
Republic of Argentina:
6.875%, 04/22/21 (b)	USD	250	266,250
7.500%, 04/22/26 (b)	USD	1,000	1,081,000
8.280%, 12/31/33	USD	1,823	2,032,254
2.500%, 12/31/38 (e)	USD	960	648,000
			4,027,504
Armenia | 0.1%
Republic of Armenia, 6.000%, 09/30/20	USD	200	202,500

Azerbaijan | 0.1%
Republic of Azerbaijan, 4.750%, 03/18/24	USD	205	208,075

Belize | 0.1%
Republic of Belize, 5.000%, 02/20/38 (e)	USD	316	177,750

Brazil | 1.5%
Brazil NTN-B:
6.000%, 08/15/16	BRL	680	612,958
6.000%, 08/15/18	BRL	270	241,959
6.000%, 08/15/20	BRL	464	413,670
6.000%, 05/15/35	BRL	730	656,135
6.000%, 08/15/50	BRL	500	447,688
Federal Republic of Brazil, 5.000%, 01/27/45	USD	385	343,612
			2,716,022
Description	Security Currency	Principal Amount (000)	Fair Value

Colombia | 0.5%
Colombian Titulos De Tesoreria:
7.000%, 05/04/22	COP	790,000	$268,996
10.000%, 07/24/24	COP	228,000	90,557
Republic of Colombia:
2.625%, 03/15/23	USD	65	62,887
4.000%, 02/26/24	USD	385	402,325
4.500%, 01/28/26	USD	60	64,590
7.375%, 09/18/37	USD	20	26,000
			915,355
Congo | 0.2%
Republic of Congo, 4.000%, 06/30/29 (e)	USD	564	402,637

Costa Rica | 0.2%
Republic of Costa Rica:
4.250%, 01/26/23	USD	180	171,360
7.158%, 03/12/45	USD	210	210,000
			381,360
Croatia | 0.6%
Croatia:
6.250%, 04/27/17	USD	50	51,375
6.750%, 11/05/19	USD	150	163,125
6.625%, 07/14/20	USD	50	54,500
5.500%, 04/04/23	USD	490	517,562
6.000%, 01/26/24	USD	210	228,900
			1,015,462
Dominican Republic | 0.2%
Dominican Republic:
7.500%, 05/06/21	USD	90	99,720
5.500%, 01/27/25	USD	70	71,225
7.450%, 04/30/44	USD	215	235,425
			406,370
Egypt | 0.1%
Arab Republic of Egypt, 5.875%, 06/11/25 (b)	USD	145	127,056

El Salvador | 0.1%
Republic of El Salvador:
5.875%, 01/30/25	USD	71	63,545
6.375%, 01/18/27	USD	75	65,250
7.625%, 02/01/41	USD	85	75,438
			204,233
Gabon | 0.1%
Gabonese Republic, 6.375%, 12/12/24	USD	225	193,500

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Ghana | 0.1%
Republic of Ghana, 7.875%, 08/07/23	USD	230	$201,250

Guatemala | 0.1%
Republic of Guatemala:
5.750%, 06/06/22	USD	99	109,890
4.875%, 02/13/28	USD	75	77,250
			187,140
Hungary | 0.5%
Hungary:
6.375%, 03/29/21	USD	94	106,925
5.375%, 02/21/23	USD	422	467,893
Hungary Government Bond, 3.000%, 06/26/24	HUF	88,200	310,982
			885,800
Indonesia | 0.7%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	5,678,000	435,546
Republic of Indonesia:
8.500%, 10/12/35	USD	260	371,800
6.625%, 02/17/37	USD	125	154,561
7.750%, 01/17/38	USD	100	135,779
5.250%, 01/17/42	USD	55	58,531
6.750%, 01/15/44	USD	120	152,569
			1,308,786
Ivory Coast | 0.6%
Ivory Coast:
6.375%, 03/03/28	USD	300	292,050
6.375%, 03/03/28 (b)	USD	250	243,375
5.750%, 12/31/32	USD	480	448,800
			984,225
Jamaica | 0.1%
Government of Jamaica:
8.000%, 06/24/19	USD	75	81,111
6.750%, 04/28/28	USD	75	78,600
			159,711
Kenya | 0.1%
Republic of Kenya, 6.875%, 06/24/24	USD	210	194,775
Description	Security Currency	Principal Amount (000)	Fair Value

Lithuania | 0.1%
Republic of Lithuania:
7.375%, 02/11/20	USD	75	$88,339
6.625%, 02/01/22	USD	100	120,774
			209,113
Malaysia | 0.2%
Malaysia Government Bond, 3.800%, 08/17/23	MYR	1,528	380,437

Mexico | 1.2%
Mexican Bonos:
6.500%, 06/10/21	MXN	5,260	300,351
5.750%, 03/05/26	MXN	6,620	357,659
7.750%, 11/13/42	MXN	11,890	752,675
Mexican Udibonos:
2.500%, 12/10/20	MXN	11,697	647,562
4.000%, 11/15/40	MXN	2,274	135,994
			2,194,241
Namibia | 0.1%
Republic of Namibia, 5.250%, 10/29/25	USD	200	203,000

Pakistan | 0.1%
Islamic Republic of Pakistan:
8.250%, 04/15/24	USD	200	210,949
8.250%, 04/15/24 (b)	USD	5	5,274
			216,223
Panama | 0.4%
Republic of Panama:
3.750%, 03/16/25	USD	200	210,250
7.125%, 01/29/26	USD	30	39,075
8.875%, 09/30/27	USD	95	138,700
3.875%, 03/17/28	USD	210	222,338
			610,363
Paraguay | 0.1%
Republic of Paraguay:
4.625%, 01/25/23	USD	40	41,540
5.000%, 04/15/26 (b)	USD	50	52,675
6.100%, 08/11/44	USD	95	100,225
			194,440
Peru | 0.7%
Republic of Peru:
7.350%, 07/21/25	USD	95	129,437
8.750%, 11/21/33	USD	396	622,710
5.625%, 11/18/50	USD	390	484,575
			1,236,722

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Poland | 0.4%
Poland Government Bond, 2.000%, 04/25/21	PLN	2,760	$696,391

Portugal | 0.6%
Republic of Portugal, 5.125%, 10/15/24	USD	1,123	1,122,674

Romania | 0.2%
Romanian Government Bond, 4.750%, 02/24/25	RON	920	247,609

Russia | 0.6%
Russia Foreign Bond, 4.875%, 09/16/23	USD	400	435,000
Russia Government Bond - OFZ, 7.500%, 02/27/19	RUB	37,280	563,115
			998,115
Rwanda | 0.1%
Republic of Rwanda, 6.625%, 05/02/23	USD	225	217,635

Senegal | 0.1%
Republic of Senegal, 8.750%, 05/13/21	USD	200	217,500

Serbia | 0.4%
Republic of Serbia:
5.875%, 12/03/18	USD	200	212,200
7.250%, 09/28/21	USD	400	458,000
			670,200
Slovenia | 1.4%
Republic of Slovenia:
5.850%, 05/10/23	USD	930	1,075,258
5.250%, 02/18/24	USD	1,330	1,499,411
			2,574,669
South Africa | 0.5%
Republic of South Africa:
7.250%, 01/15/20	ZAR	6,790	448,760
6.750%, 03/31/21	ZAR	2,110	134,710
10.500%, 12/21/26	ZAR	1,270	95,939
8.500%, 01/31/37	ZAR	4,600	283,825
			963,234
Description	Security Currency	Principal Amount (000)	Fair Value

Sri Lanka | 0.3%
Republic of Sri Lanka:
6.000%, 01/14/19	USD	140	$142,783
6.250%, 07/27/21	USD	40	40,165
6.125%, 06/03/25	USD	150	140,366
6.850%, 11/03/25	USD	250	243,102
			566,416
Turkey | 1.3%
Republic of Turkey:
7.375%, 02/05/25	USD	120	148,200
4.875%, 10/09/26	USD	360	379,800
4.875%, 04/16/43	USD	90	88,200
6.625%, 02/17/45	USD	515	627,012
Turkey Government Bond, 10.400%, 03/27/19	TRY	2,980	1,076,333
			2,319,545
Ukraine | 0.3%
Ukraine Government Bond, 0.000%, 05/31/40 (f)	USD	1,575	513,450

Uruguay | 0.4%
Republica Orient Uruguay:
5.000%, 09/14/18	UYU	7,845	255,209
4.500%, 08/14/24	USD	310	335,575
7.875%, 01/15/33	USD	120	163,200
			753,984
Venezuela | 0.2%
Republic of Venezuela:
6.000%, 12/09/20	USD	110	44,687
12.750%, 08/23/22	USD	85	43,350
7.650%, 04/21/25	USD	37	15,078
11.750%, 10/21/26	USD	87	41,325
9.250%, 09/15/27	USD	85	41,012
11.950%, 08/05/31	USD	163	76,610
9.375%, 01/13/34	USD	90	38,925
7.000%, 03/31/38	USD	63	25,043
			326,030
Vietnam | 0.2%
Socialist Republic of Vietnam, 6.750%, 01/29/20	USD	250	277,165

Zambia | 0.1%
Republic of Zambia, 8.970%, 07/30/27	USD	230	201,825

Total Foreign Government Obligations
(Cost $32,564,336)			32,949,100

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Quasi Government Bonds | 0.6%

Indonesia | 0.3%
Majapahit Holding BV, 7.750%, 01/20/20	USD	75	$85,725
PT Pertamina Persero, 6.450%, 05/30/44	USD	275	292,306
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/25 (b)	USD	175	180,907
			558,938
Venezuela | 0.3%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	380	238,412
8.500%, 11/02/17	USD	97	67,621
6.000%, 05/16/24	USD	265	92,087
5.375%, 04/12/27	USD	120	41,280
9.750%, 05/17/35	USD	85	34,208
5.500%, 04/12/37	USD	107	36,648
			510,256
Total Quasi Government Bonds (Cost $1,048,671)			1,069,194

USTreasury Securities | 5.3%
US Treasury Notes:
0.625%, 07/15/16	USD	3,000	3,000,501
1.000%, 08/31/16	USD	3,500	3,504,053
1.000%, 09/30/16	USD	3,000	3,004,839

Total USTreasury Securities (Cost $9,509,035)			9,509,393
Description	Shares	Fair Value

Warrants | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Cost $0)	64,000	$0

Short-Term Investment | 10.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $19,644,007)	19,644,007	19,644,007

Description	Number of Contracts	Fair Value

Purchased Options | 0.0%
USD vs MXN July 16 18.5 Put, Expires 07/26/16 (Cost $21,984)	6,400	$13,312

Total Investments | 99.0% (Cost $179,024,242) (d), (g)		$178,304,907

Cash and Other Assets in Excess of Liabilities | 1.0%		1,760,734

Net Assets | 100.0%		$180,065,641

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	1,814,140	USD	122,000	BNP	07/06/16	$—	$1,484
ARS	988,000	USD	65,000	BNP	07/29/16	—	164
ARS	2,705,585	USD	179,000	BNP	08/05/16	—	2,107
ARS	1,424,760	USD	93,000	BNP	08/29/16	—	976
ARS	3,823,950	USD	265,000	CIT	07/27/16	—	13,795
ARS	823,500	USD	54,000	CIT	07/29/16	41	—
BRL	783,735	USD	244,169	BRC	07/05/16	—	190
BRL	785,318	USD	231,726	BRC	07/05/16	12,747	—
BRL	93,899	USD	26,000	CIT	09/21/16	2,550	—
BRL	808,060	USD	220,000	CIT	09/21/16	25,691	—
BRL	783,735	USD	244,169	JPM	07/05/16	—	190
BRL	785,318	USD	231,657	JPM	07/05/16	12,815	—
BRL	595,073	USD	160,983	JPM	09/21/16	19,950	—
BRL	769,759	USD	239,815	SCB	07/05/16	—	187
BRL	785,318	USD	231,657	SCB	07/05/16	12,815	—
BRL	804,043	USD	250,496	SCB	07/05/16	—	195
BRL	785,318	USD	231,719	UBS	07/05/16	12,753	—
CLP	152,713,000	USD	220,000	SCB	07/08/16	10,664	—
CLP	175,850,220	USD	258,000	SCB	07/22/16	7,269	—
CNY	756,784	USD	116,000	HSB	07/13/16	—	2,124
CNY	3,413,098	USD	523,000	HSB	07/13/16	—	9,417
CNY	339,352	USD	52,000	SCB	07/13/16	—	936
COP	455,609,000	USD	154,000	BNP	07/06/16	1,948	—
COP	654,390,000	USD	220,000	SCB	07/06/16	3,988	—
COP	765,253,800	USD	258,000	SCB	07/22/16	2,974	—
COP	914,154,000	USD	302,000	SCB	07/22/16	9,753	—
COP	1,008,610,000	USD	340,000	SCB	09/06/16	928	—
DOP	17,336,000	USD	377,116	CIT	07/01/16	363	—
DOP	2,200,000	USD	48,373	CIT	08/01/16	—	666
DOP	6,501,600	USD	141,278	CIT	08/08/16	—	515
DOP	14,541,980	USD	313,000	CIT	08/08/16	1,840	—
DOP	8,786,000	USD	190,338	CIT	08/29/16	—	1,021
DOP	3,710,610	USD	81,373	CIT	09/06/16	—	1,549
DOP	17,336,000	USD	373,379	CIT	09/30/16	—	2,275
EGP	1,541,415	USD	155,698	BNP	11/30/16	—	6,709
EGP	1,641,750	USD	165,000	BNP	11/30/16	—	6,313
EGP	1,840,050	USD	174,000	BNP	02/24/17	—	4,756
EUR	155,000	USD	172,131	CIT	09/30/16	431	—
HUF	85,950,495	USD	306,769	JPM	08/01/16	—	4,694
IDR	818,662,483	USD	61,117	BRC	07/18/16	726	—
IDR	933,417,347	USD	69,840	BRC	07/18/16	671	—
IDR	1,162,409,416	USD	87,170	BRC	07/18/16	640	—
IDR	2,505,650,081	USD	186,738	BRC	07/18/16	2,543	—

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	1,204,982,653	USD	90,160	CIT	07/18/16	$867	$—
IDR	1,210,315,942	USD	90,020	CIT	07/18/16	1,409	—
IDR	1,504,590,584	USD	112,830	CIT	07/18/16	829	—
IDR	2,280,370,000	USD	163,000	CIT	03/22/17	2,802	—
IDR	2,310,270,000	USD	159,000	CIT	03/22/17	8,976	—
IDR	2,315,680,000	USD	164,000	CIT	05/02/17	3,066	—
IDR	1,908,900,000	USD	135,000	HSB	05/09/17	2,500	—
IDR	1,057,031,932	USD	78,883	JPM	07/18/16	967	—
IDR	1,506,859,882	USD	112,620	JPM	07/18/16	1,210	—
IDR	2,861,336,657	USD	213,262	JPM	07/18/16	2,888	—
IDR	2,801,025,000	USD	212,844	SCB	07/11/16	—	1,024
IDR	941,233,959	USD	69,980	SCB	07/18/16	1,122	—
IDR	1,169,140,118	USD	87,380	SCB	07/18/16	939	—
ILS	1,231,741	USD	318,000	BNP	07/18/16	1,225	—
ILS	1,626,229	USD	418,000	BNP	07/18/16	3,462	—
ILS	1,263,922	EUR	292,000	JPM	07/28/16	3,308	—
INR	22,398,770	USD	331,000	JPM	07/13/16	395	—
INR	48,924,300	USD	718,735	JPM	07/25/16	3,602	—
JPY	73,060,506	USD	710,801	CIT	07/06/16	—	3,276
KRW	264,201,000	USD	230,000	CIT	07/08/16	—	638
KRW	248,937,800	USD	211,000	CIT	07/29/16	5,068	—
KRW	236,138,820	USD	201,000	CIT	08/17/16	3,916	—
KZT	72,846,000	USD	213,000	HSB	07/29/16	—	263
KZT	77,958,000	USD	213,000	HSB	03/29/17	—	4,660
MXN	247,501	USD	13,498	BRC	07/18/16	23	—
MXN	5,008,996	USD	262,886	BRC	07/18/16	10,759	—
MXN	6,223,767	USD	330,000	BRC	07/18/16	10,010	—
MXN	4,156,950	USD	222,000	CIT	07/25/16	4,950	—
MXN	990,002	USD	54,019	JPM	07/18/16	66	—
MXN	1,848,712	USD	97,114	JPM	07/18/16	3,883	—
MXN	3,664,240	USD	200,000	JPM	07/18/16	180	—
MXN	247,501	USD	13,503	SCB	07/18/16	19	—
MXN	511,795	USD	27,378	SCB	07/18/16	582	—
MXN	934,253	USD	50,000	SCB	07/18/16	1,039	—
MXN	2,245,080	USD	120,000	SCB	07/18/16	2,651	—
MYR	877,392	USD	216,000	BNP	07/27/16	1,313	—
MYR	303,242	USD	74,224	BRC	07/18/16	928	—
MYR	321,439	USD	78,495	BRC	07/18/16	1,166	—
MYR	405,557	USD	100,160	BRC	07/18/16	349	—
MYR	391,724	USD	95,776	CIT	07/18/16	1,304	—
MYR	598,500	USD	150,000	CIT	07/27/16	—	1,763
MYR	404,203	USD	99,840	JPM	07/18/16	333	—
MYR	415,661	USD	101,505	JPM	07/18/16	1,508	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Lazard Emerging Markets Multi Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

MYR	958,134	USD	237,650	JPM	07/18/16	$—	$197
MYR	666,387	USD	162,000	SCB	07/05/16	3,295	—
MYR	243,270	USD	60,000	SCB	07/18/16	289	—
MYR	654,594	USD	162,350	SCB	07/18/16	—	123
MYR	851,445	USD	210,000	SCB	07/18/16	1,012	—
MYR	1,259,159	USD	306,000	SCB	07/29/16	5,829	—
PHP	18,364,890	USD	393,000	HSB	07/25/16	—	3,050
PHP	11,765,120	USD	248,000	HSB	08/04/16	1,706	—
PLN	377,436	USD	97,789	BRC	07/18/16	—	2,152
PLN	27,717	USD	7,000	JPM	07/18/16	23	—
PLN	377,436	USD	97,789	JPM	07/18/16	—	2,152
PLN	406,449	USD	106,233	JPM	07/18/16	—	3,245
PLN	790,146	USD	200,000	JPM	07/18/16	211	—
PLN	232,152	USD	60,000	SCB	07/18/16	—	1,176
PLN	358,625	USD	93,767	SCB	07/18/16	—	2,896
PLN	377,436	USD	97,807	SCB	07/18/16	—	2,170
PLN	662,629	USD	170,000	SCB	07/18/16	—	2,100
PLN	765,946	USD	200,000	SCB	07/18/16	—	5,920
PLN	377,436	USD	97,766	UBS	07/18/16	—	2,129
RON	862,087	EUR	190,000	JPM	07/13/16	605	—
RON	1,677,906	EUR	372,000	JPM	07/13/16	—	1,262
RUB	6,001,394	USD	90,000	BRC	07/18/16	3,527	—
RUB	12,778,182	USD	195,301	BRC	07/18/16	3,837	—
RUB	1,814,820	USD	28,000	CIT	07/01/16	380	—
RUB	37,092,275	USD	550,000	CIT	07/01/16	30,054	—
RUB	14,224,350	USD	217,000	CIT	07/27/16	4,152	—
RUB	39,390,038	USD	605,000	CIT	07/27/16	7,413	—
RUB	5,297,600	USD	80,000	JPM	07/18/16	2,559	—
RUB	6,518,000	USD	100,000	JPM	07/18/16	1,578	—
RUB	6,905,319	USD	106,383	JPM	07/18/16	1,231	—
RUB	13,030,000	USD	200,000	JPM	07/18/16	3,062	—
RUB	13,034,000	USD	200,000	JPM	07/18/16	3,125	—
THB	3,046,120	USD	86,000	CIT	09/12/16	583	—
THB	6,028,200	USD	170,000	CIT	09/12/16	1,345	—
THB	10,311,385	USD	292,679	CIT	09/12/16	411	—
THB	12,191,935	USD	343,000	SCB	09/12/16	3,543	—
TRY	578,947	USD	197,980	BRC	07/18/16	2,445	—
TRY	1,997,464	USD	673,000	CIT	07/01/16	21,408	—
TRY	53,563	USD	18,444	JPM	07/01/16	177	—
TRY	604,687	USD	206,000	JPM	07/01/16	4,216	—
TRY	413,290	USD	140,000	JPM	07/18/16	3,076	—

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

TRY	578,947	USD	197,958	JPM	07/18/16	$2,467	$—
TRY	583,254	USD	200,000	JPM	07/18/16	1,916	—
TRY	646,644	USD	220,000	JPM	07/18/16	3,861	—
TRY	851,411	USD	290,000	JPM	07/18/16	4,749	—
TRY	885,327	USD	300,000	JPM	07/18/16	6,490	—
TRY	204,264	USD	70,000	SCB	07/18/16	714	—
TRY	578,947	USD	197,954	SCB	07/18/16	2,471	—
TRY	578,948	USD	197,934	UBS	07/18/16	2,491	—
UGX	634,800,000	USD	186,706	BRC	07/07/16	—	320
UGX	634,800,000	USD	181,113	BRC	09/07/16	688	—
UGX	315,878,000	USD	86,000	CIT	12/23/16	1,087	—
UGX	387,520,000	USD	112,000	JPM	07/25/16	951	—
UGX	1,177,718,000	USD	347,000	JPM	07/25/16	—	3,728
USD	121,754	ARS	120,516	BNP	07/06/16	1,238	—
USD	175,243	EGP	169,244	BNP	02/24/17	5,999	—
USD	217,650	BRL	243,979	BRC	07/05/16	—	26,330
USD	244,663	BRL	244,472	BRC	07/05/16	190	—
USD	186,158	UGX	186,386	BRC	07/07/16	—	227
USD	100,561	CLP	103,798	BRC	07/14/16	—	3,237
USD	21,673	MYR	21,976	BRC	07/18/16	—	303
USD	58,679	IDR	58,933	BRC	07/18/16	—	254
USD	62,744	IDR	63,513	BRC	07/18/16	—	769
USD	63,163	MYR	64,094	BRC	07/18/16	—	931
USD	163,619	ZAR	165,800	BRC	07/18/16	—	2,181
USD	198,799	RUB	202,228	BRC	07/18/16	—	3,430
USD	214,638	MYR	217,552	BRC	07/18/16	—	2,914
USD	324,421	CLP	333,542	BRC	07/18/16	—	9,121
USD	229,921	BRL	242,352	BRC	08/02/16	—	12,431
USD	48,036	BRL	57,713	BRC	10/04/16	—	9,677
USD	379,676	DOP	377,478	CIT	07/01/16	2,197	—
USD	601,718	RUB	608,434	CIT	07/01/16	—	6,716
USD	167,077	MYR	165,295	CIT	07/05/16	1,782	—
USD	175,439	JPY	188,864	CIT	07/06/16	—	13,424
USD	176,000	JPY	189,391	CIT	07/06/16	—	13,391
USD	322,000	JPY	329,271	CIT	07/06/16	—	7,271
USD	115,488	CLP	119,868	CIT	07/14/16	—	4,380
USD	523,000	MXN	533,349	CIT	07/25/16	—	10,348
USD	258,233	THB	257,928	CIT	09/12/16	305	—
USD	169,000	BRL	220,594	CIT	09/21/16	—	51,594
USD	713,154	JPY	709,848	CIT	10/06/16	3,305	—
USD	147,682	EGP	140,961	CIT	11/30/16	6,721	—
USD	151,000	UYU	152,737	HSB	07/14/16	—	1,737

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Lazard Emerging Markets Multi Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	11,000	PHP	10,770	HSB	07/25/16	$230	$—
USD	173,000	EGP	166,715	HSB	11/30/16	6,285	—
USD	903,378	TRY	923,245	JPM	07/01/16	—	19,867
USD	217,620	BRL	243,979	JPM	07/05/16	—	26,360
USD	244,663	BRL	244,472	JPM	07/05/16	190	—
USD	105,322	CLP	109,276	JPM	07/14/16	—	3,955
USD	38,680	MYR	39,206	JPM	07/18/16	—	527
USD	75,579	CLP	77,681	JPM	07/18/16	—	2,102
USD	84,580	IDR	85,009	JPM	07/18/16	—	430
USD	93,515	ZAR	94,472	JPM	07/18/16	—	957
USD	153,456	IDR	155,366	JPM	07/18/16	—	1,910
USD	160,000	RUB	164,321	JPM	07/18/16	—	4,321
USD	163,806	ZAR	165,800	JPM	07/18/16	—	1,994
USD	234,175	MYR	237,857	JPM	07/18/16	—	3,682
USD	384,529	RUB	391,511	JPM	07/18/16	—	6,983
USD	392,796	IDR	399,984	JPM	07/18/16	—	7,188
USD	696,000	PLN	698,817	JPM	07/18/16	—	2,817
USD	147,000	MXN	148,986	JPM	07/25/16	—	1,986
USD	205,000	PHP	206,413	JPM	07/25/16	—	1,412
USD	601,000	HUF	610,063	JPM	08/01/16	—	9,063
USD	229,860	BRL	242,352	JPM	08/02/16	—	12,492
USD	1,043,159	ZAR	1,053,752	JPM	08/22/16	—	10,593
USD	16,000	TRY	16,150	JPM	08/29/16	—	150
USD	537,651	EUR	539,199	JPM	09/01/16	—	1,548
USD	248,942	RON	242,307	JPM	04/13/17	6,635	—
USD	220,359	BRL	239,629	SCB	07/05/16	—	19,269
USD	230,042	BRL	250,301	SCB	07/05/16	—	20,259
USD	244,663	BRL	244,472	SCB	07/05/16	190	—
USD	378,839	COP	379,937	SCB	07/06/16	—	1,097
USD	211,000	IDR	211,819	SCB	07/11/16	—	819
USD	204,000	CNY	202,061	SCB	07/13/16	1,939	—
USD	266,000	CNY	265,253	SCB	07/13/16	747	—
USD	89,512	CLP	92,927	SCB	07/14/16	—	3,415
USD	94,678	CLP	98,198	SCB	07/14/16	—	3,519
USD	106,957	CLP	110,359	SCB	07/14/16	—	3,403
USD	88,425	IDR	90,177	SCB	07/18/16	—	1,752
USD	145,035	RUB	147,620	SCB	07/18/16	—	2,585
USD	146,298	MYR	148,281	SCB	07/18/16	—	1,983
USD	146,741	IDR	147,542	SCB	07/18/16	—	801
USD	148,157	MYR	150,395	SCB	07/18/16	—	2,238
USD	163,707	ZAR	165,800	SCB	07/18/16	—	2,093
USD	268,788	IDR	272,285	SCB	07/18/16	—	3,497
USD	337,783	MYR	343,220	SCB	07/18/16	—	5,437

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	410,000	TRY	418,971	SCB	07/18/16	$—	$8,971
USD	229,860	BRL	242,352	SCB	08/02/16	—	12,492
USD	229,000	IDR	227,362	SCB	08/11/16	1,638	—
USD	244,663	BRL	244,472	UBS	07/05/16	190	—
USD	82,365	RUB	83,870	UBS	07/18/16	—	1,505
USD	163,941	ZAR	165,800	UBS	07/18/16	—	1,859
USD	229,934	BRL	242,352	UBS	08/02/16	—	12,418
USD	61,964	BRL	74,371	UBS	10/04/16	—	12,407
USD	771,000	BRL	1,043,978	UBS	01/20/17	—	272,978
UYU	6,622,740	USD	205,535	HSB	07/14/16	10,316	—
UYU	3,816,400	USD	116,000	JPM	07/21/16	8,018	—
UYU	3,790,540	USD	122,000	JPM	07/27/16	866	—
UYU	9,077,600	USD	280,000	JPM	08/15/16	12,204	—
ZAR	1,981,592	USD	127,356	BRC	07/18/16	6,837	—
ZAR	2,723,776	USD	181,114	CIT	07/18/16	3,339	—
ZAR	4,743,469	USD	310,067	CIT	07/18/16	11,160	—
ZAR	10,785,814	USD	708,000	CIT	10/03/16	11,157	—
ZAR	1,981,592	USD	127,728	JPM	07/18/16	6,465	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$482,834	$800,307

Written Options open at June 30, 2016:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Fair Value

USD vs MXN July 16 17.5 Put	6,400	$17.50	07/26/16	$8,058	$(1,152)

Credit Default Swap Agreements open at June 30, 2016:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	S&P Credit Rating	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation

CDX EM 25	BRC	600,000	06/20/21	Buy	(1.000)%	CCC - AA-	$45,172	$46,500	$1,328

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 2.8%

Brazil | 1.5%
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	3,888	$4,012,416

Colombia | 0.1%
Banco de Bogota SA, 6.250%, 05/12/26	USD	395	401,913

Israel | 0.1%
Delek & Avner Tamar Bond, Ltd., 5.082%, 12/30/23 (b)	USD	195	201,825

Morocco | 0.3%
OCP SA, 5.625%, 04/25/24	USD	635	675,957

Qatar | 0.2%
Ooredoo International Finance, Ltd., 3.750%, 06/22/26	USD	650	657,313

Russia | 0.3%
GTH Finance BV, 7.250%, 04/26/23	USD	770	800,800

South Africa | 0.2%
MTN Mauritius Investment, Ltd., 4.755%, 11/11/24	USD	420	405,300

Turkey | 0.1%
Turkiye Is Bankasi, 5.000%, 04/30/20	USD	320	325,600

Total Corporate Bonds (Cost $7,317,403)			7,481,124
Description	Security Currency	Principal Amount (000)	Fair Value

Foreign Government Obligations | 85.2%

Angola | 0.4%
Republic of Angola, 9.500%, 11/12/25 (b)	USD	767	$759,330
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	264	264,987
			1,024,317
Argentina | 5.2%
Republic of Argentina:
6.875%, 04/22/21 (b)	USD	910	969,150
7.500%, 04/22/26 (b)	USD	3,035	3,280,835
8.280%, 12/31/33	USD	4,185	4,657,956
2.500%, 12/31/38 (e)	USD	5,020	3,388,500
7.625%, 04/22/46 (b)	USD	1,740	1,879,200
			14,175,641
Azerbaijan | 0.4%
Republic of Azerbaijan, 4.750%, 03/18/24	USD	1,105	1,121,575

Belize | 0.2%
Republic of Belize, 5.000%, 02/20/38 (e)	USD	1,095	615,938

Brazil | 6.0%
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/19	BRL	33,940	7,893,267
Brazil NTN-B:
6.000%, 05/15/35	BRL	800	719,104
6.000%, 08/15/50	BRL	3,178	2,845,406
Brazil NTN-F:
10.000%, 01/01/23	BRL	10,200	2,893,334
10.000%, 01/01/25	BRL	3,940	1,100,687
Federal Republic of Brazil:
8.250%, 01/20/34	USD	153	186,660
5.000%, 01/27/45	USD	700	624,750
			16,263,208
Cameroon | 0.1%
Republic of Cameroon, 9.500%, 11/19/25	USD	300	301,500

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Chile | 0.1%
Republic of Chile, 5.500%, 08/05/20	CLP	110,000	$175,494

Colombia | 4.7%
Colombian Titulos De Tesoreria:
10.000%, 07/24/24	COP	16,903,500	6,713,714
6.000%, 04/28/28	COP	5,172,000	1,545,469
Republic of Colombia:
4.375%, 07/12/21	USD	600	645,000
4.000%, 02/26/24	USD	1,290	1,348,050
4.500%, 01/28/26	USD	825	888,112
7.375%, 09/18/37	USD	1,080	1,404,000
6.125%, 01/18/41	USD	60	69,600
			12,613,945
Costa Rica | 0.3%
Republic of Costa Rica:
4.250%, 01/26/23	USD	110	104,720
5.625%, 04/30/43	USD	650	552,500
7.000%, 04/04/44	USD	45	44,550
			701,770
Croatia | 1.0%
Croatia:
6.750%, 11/05/19	USD	980	1,065,750
6.375%, 03/24/21	USD	950	1,033,125
6.000%, 01/26/24	USD	535	583,150
			2,682,025
Dominican Republic | 2.3%
Dominican Republic:
7.500%, 05/06/21	USD	705	781,140
5.500%, 01/27/25	USD	1,005	1,022,587
6.875%, 01/29/26 (b)	USD	2,480	2,728,000
7.450%, 04/30/44	USD	950	1,040,250
6.850%, 01/27/45	USD	745	763,625
			6,335,602
Ecuador | 0.1%
Republic of Ecuador:
10.500%, 03/24/20	USD	150	148,500
10.500%, 03/24/20 (b)	USD	210	207,900
			356,400
Description	Security Currency	Principal Amount (000)	Fair Value

Egypt | 0.3%
Arab Republic of Egypt:
5.875%, 06/11/25	USD	260	$227,825
5.875%, 06/11/25 (b)	USD	740	648,425
			876,250
El Salvador | 0.1%
Republic of El Salvador, 7.750%, 01/24/23	USD	250	248,438

Gabon | 0.2%
Gabonese Republic, 6.375%, 12/12/24	USD	630	541,800

Ghana | 0.8%
Republic of Ghana:
7.875%, 08/07/23	USD	1,735	1,518,125
8.125%, 01/18/26	USD	615	531,052
			2,049,177
Hungary | 2.2%
Hungary, 6.375%, 03/29/21	USD	1	1,137
Hungary Government Bonds:
6.750%, 02/24/17	HUF	169,860	619,044
6.750%, 11/24/17	HUF	166,300	631,346
6.500%, 06/24/19	HUF	203,710	812,554
3.500%, 06/24/20	HUF	186,950	694,501
6.000%, 11/24/23	HUF	521,020	2,217,310
5.500%, 06/24/25	HUF	245,830	1,032,144
			6,008,036
Indonesia | 10.1%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	53,855,000	4,131,091
8.375%, 03/15/24	IDR	26,980,000	2,140,533
8.375%, 09/15/26	IDR	89,745,000	7,215,328
9.000%, 03/15/29	IDR	3,987,000	333,067
8.750%, 05/15/31	IDR	26,698,000	2,214,606
8.375%, 03/15/34	IDR	24,948,000	1,991,365
Indonesia Treasury Bond, 8.250%, 05/15/36	IDR	11,191,000	891,126

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of Indonesia:
5.875%, 03/13/20	USD	915	$1,018,157
3.750%, 04/25/22	USD	450	465,219
3.375%, 04/15/23	USD	975	980,645
5.875%, 01/15/24	USD	580	669,900
4.125%, 01/15/25 (b)	USD	650	676,000
7.750%, 01/17/38	USD	1,670	2,267,509
5.250%, 01/17/42	USD	210	223,482
5.125%, 01/15/45	USD	2,080	2,210,416
			27,428,444
Ivory Coast | 1.8%
Ivory Coast, 5.750%, 12/31/32	USD	5,244	4,903,140

Jamaica | 0.5%
Government of Jamaica:
8.000%, 06/24/19	USD	1,080	1,168,004
6.750%, 04/28/28	USD	60	62,880
8.500%, 02/28/36	USD	115	122,044
			1,352,928
Jordan | 0.1%
Kingdom of Jordan, 6.125%, 01/29/26 (b)	USD	155	163,525

Kazakhstan | 0.6%
Republic of Kazakhstan:
3.875%, 10/14/24	USD	225	226,125
4.875%, 10/14/44	USD	140	136,150
6.500%, 07/21/45 (b)	USD	1,045	1,216,119
			1,578,394
Kenya | 0.3%
Republic of Kenya, 6.875%, 06/24/24	USD	920	853,300

Malaysia | 4.5%
Malaysia Government Bonds:
3.654%, 10/31/19	MYR	10,360	2,597,131
4.048%, 09/30/21	MYR	26,070	6,652,490
3.795%, 09/30/22	MYR	2,490	621,187
3.955%, 09/15/25	MYR	8,870	2,218,325
			12,089,133
Description	Security Currency	Principal Amount (000)	Fair Value

Mexico | 5.9%
Mexican Bonos:
5.000%, 12/11/19	MXN	133,800	$7,261,345
10.000%, 12/05/24	MXN	71,407	4,991,111
10.000%, 11/20/36	MXN	38,519	2,955,118
United Mexican States:
6.050%, 01/11/40	USD	628	788,140
4.750%, 03/08/44	USD	80	85,880
			16,081,594
Namibia | 0.2%
Republic of Namibia, 5.250%, 10/29/25 (b)	USD	495	502,425

Oman | 0.2%
Oman Government International Bond, 3.625%, 06/15/21 (b)	USD	630	630,788

Pakistan | 0.3%
Islamic Republic of Pakistan:
7.250%, 04/15/19	USD	240	251,965
8.250%, 04/15/24	USD	555	585,384
			837,349
Panama | 2.2%
Republic of Panama:
5.200%, 01/30/20	USD	280	310,100
4.000%, 09/22/24	USD	150	159,938
3.750%, 03/16/25	USD	525	551,906
7.125%, 01/29/26	USD	710	924,775
8.875%, 09/30/27	USD	304	443,840
3.875%, 03/17/28	USD	1,310	1,386,962
9.375%, 04/01/29	USD	645	980,400
6.700%, 01/26/36	USD	855	1,129,883
			5,887,804
Paraguay | 1.0%
Republic of Paraguay:
4.625%, 01/25/23	USD	1,440	1,495,440
5.000%, 04/15/26 (b)	USD	730	769,055
6.100%, 08/11/44 (b)	USD	420	443,100
			2,707,595

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Peru | 1.1%
Republic of Peru:
8.200%, 08/12/26	PEN	740	$263,847
4.125%, 08/25/27	USD	422	464,200
6.950%, 08/12/31	PEN	290	95,103
6.900%, 08/12/37	PEN	4,160	1,352,353
5.625%, 11/18/50	USD	640	795,200
			2,970,703
Philippines | 0.2%
Republic of Philippines, 3.625%, 09/09/25	PHP	29,000	630,144

Poland | 3.9%
Poland Government Bonds:
2.500%, 07/25/18	PLN	650	167,564
5.500%, 10/25/19	PLN	6,003	1,698,920
1.500%, 04/25/20	PLN	2,690	671,092
5.250%, 10/25/20	PLN	5,000	1,435,528
5.750%, 09/23/22	PLN	11,400	3,448,983
3.250%, 07/25/25	PLN	12,130	3,182,038
			10,604,125
Romania | 0.6%
Romanian Government Bond, 4.750%, 02/24/25	RON	5,980	1,609,459

Russia | 4.3%
Russia Foreign Bonds:
5.000%, 04/29/20	USD	700	756,000
4.875%, 09/16/23	USD	1,600	1,740,000
12.750%, 06/24/28	USD	680	1,188,300
5.625%, 04/04/42	USD	1,400	1,586,200
Russia Government Bonds - OFZ:
7.500%, 02/27/19	RUB	197,740	2,986,868
7.600%, 04/14/21	RUB	48,480	734,422
7.000%, 08/16/23	RUB	85,700	1,248,774
7.050%, 01/19/28	RUB	91,690	1,317,202
			11,557,766
Rwanda | 0.4%
Republic of Rwanda, 6.625%, 05/02/23	USD	1,175	1,136,536
Description	Security Currency	Principal Amount (000)	Fair Value

Senegal | 0.1%
Republic of Senegal, 6.250%, 07/30/24	USD	325	$308,750

Serbia | 1.1%
Republic of Serbia:
5.875%, 12/03/18	USD	1,855	1,968,155
4.875%, 02/25/20	USD	1,060	1,092,860
			3,061,015
Slovenia | 2.9%
Republic of Slovenia:
4.125%, 02/18/19	USD	705	737,385
5.500%, 10/26/22	USD	1,930	2,185,406
5.850%, 05/10/23	USD	3,971	4,591,236
5.250%, 02/18/24	USD	265	298,755
			7,812,782
South Africa | 5.9%
Republic of South Africa:
5.500%, 03/09/20	USD	210	226,800
6.750%, 03/31/21	ZAR	3,400	217,069
7.750%, 02/28/23	ZAR	86,527	5,638,745
4.665%, 01/17/24	USD	129	133,354
5.875%, 09/16/25	USD	1,130	1,251,475
10.500%, 12/21/26	ZAR	55,540	4,195,641
8.250%, 03/31/32	ZAR	52,280	3,230,445
6.250%, 03/08/41	USD	450	520,875
5.375%, 07/24/44	USD	470	491,150
			15,905,554
Sri Lanka | 0.9%
Republic of Sri Lanka:
6.125%, 06/03/25	USD	350	327,519
6.850%, 11/03/25 (b)	USD	2,195	2,134,440
			2,461,959
Tanzania | 0.1%
United Republic of Tanzania, 6.892%, 03/09/20 (f)	USD	209	213,067

Thailand | 2.5%
Thailand Government Bonds:
3.875%, 06/13/19	THB	67,780	2,055,350
3.625%, 06/16/23	THB	4,210	133,760
3.850%, 12/12/25	THB	134,390	4,436,935
			6,626,045

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Turkey | 5.4%
Republic of Turkey:
7.000%, 03/11/19	USD	450	$497,813
7.500%, 11/07/19	USD	455	518,700
7.375%, 02/05/25	USD	670	827,450
4.250%, 04/14/26	USD	1,195	1,214,419
4.875%, 10/09/26	USD	1,500	1,582,500
6.000%, 01/14/41	USD	535	600,537
6.625%, 02/17/45	USD	660	803,550
Turkey Government Bonds:
6.300%, 02/14/18	TRY	5,500	1,845,124
7.100%, 03/08/23	TRY	2,660	837,347
8.000%, 03/12/25	TRY	18,300	5,961,099
			14,688,539
Ukraine | 1.8%
Ukraine Government Bonds:
7.750%, 09/01/19 (b)	USD	36	35,460
7.750%, 09/01/20	USD	700	684,250
7.750%, 09/01/20 (b)	USD	462	451,605
7.750%, 09/01/21 (b)	USD	253	245,916
7.750%, 09/01/22	USD	835	806,610
7.750%, 09/01/22 (b)	USD	233	225,078
7.750%, 09/01/23	USD	715	688,187
7.750%, 09/01/23 (b)	USD	142	136,675
7.750%, 09/01/24 (b)	USD	713	683,411
7.750%, 09/01/26	USD	105	99,750
7.750%, 09/01/26 (b)	USD	254	241,300
7.750%, 09/01/27 (b)	USD	565	533,925
			4,832,167
Uruguay | 0.3%
Republica Orient Uruguay:
4.375%, 10/27/27	USD	511	539,872
7.625%, 03/21/36	USD	150	202,200
			742,072
Venezuela | 1.1%
Republic of Venezuela:
7.000%, 12/01/18	USD	525	262,500
6.000%, 12/09/20	USD	195	79,219
12.750%, 08/23/22	USD	360	183,600
9.000%, 05/07/23	USD	915	390,019
8.250%, 10/13/24	USD	665	277,637
7.650%, 04/21/25	USD	931	379,382
11.750%, 10/21/26	USD	275	130,625
Description	Security Currency	Principal Amount (000)	Fair Value

9.250%, 09/15/27	USD	905	$436,662
9.250%, 05/07/28	USD	245	105,350
11.950%, 08/05/31	USD	967	454,490
9.375%, 01/13/34	USD	95	41,088
7.000%, 03/31/38	USD	382	151,845
			2,892,417
Vietnam | 0.5%
Socialist Republic of Vietnam:
6.750%, 01/29/20	USD	440	487,811
4.800%, 11/19/24	USD	715	736,464
			1,224,275
Total Foreign Government Obligations (Cost $227,353,144)			230,384,910

Quasi Government Bonds | 7.6%

Chile | 0.5%
Corp. Nacional del Cobre de Chile:
3.875%, 11/03/21	USD	640	678,080
3.000%, 07/17/22	USD	702	693,530
			1,371,610
Costa Rica | 0.2%
Banco Nacional de Costa Rica, 5.875%, 04/25/21 (b)	USD	540	554,850

Ecuador | 0.1%
EP Petroecuador, 6.270%, 09/24/19 (f)	USD	393	369,324

Indonesia | 1.2%
PT Pertamina Persero:
4.875%, 05/03/22	USD	1,072	1,128,076
4.300%, 05/20/23	USD	350	357,084
Perusahaan Penerbit SBSN Indonesia III:
4.325%, 05/28/25 (b)	USD	760	785,650
4.550%, 03/29/26 (b)	USD	830	869,765
			3,140,575
Kazakhstan | 0.8%
KazMunayGas National Co. JSC, 9.125%, 07/02/18	USD	1,935	2,138,175

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Mexico | 2.3%
Petroleos Mexicanos:
8.000%, 05/03/19	USD	1,732	$1,929,552
6.375%, 02/04/21	USD	600	652,380
6.875%, 08/04/26	USD	460	511,658
5.500%, 06/27/44	USD	1,835	1,651,500
6.375%, 01/23/45	USD	1,373	1,373,000
5.625%, 01/23/46	USD	169	154,043
			6,272,133
Peru | 0.3%
Corp. Financiera de Desarrollo SA, 4.750%, 07/15/25	USD	880	930,600

South Africa | 0.8%
Eskom Holdings SOC, Ltd., 7.850%, 04/02/26	ZAR	9,000	540,654
Transnet SOC, Ltd., 9.500%, 05/13/21 (b)	ZAR	24,000	1,519,995
			2,060,649
Tunisia | 0.1%
Banque Centrale de Tunisie SA, 5.750%, 01/30/25	USD	360	327,150

Turkey | 0.1%
TC Ziraat Bankasi, 4.750%, 04/29/21	USD	280	283,850

Ukraine | 0.2%
Ukreximbank Via Biz Finance PLC, 9.625%, 04/27/22	USD	680	666,400
Description	Security Currency	Principal Amount (000)	Fair Value

Venezuela | 1.0%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	1,065	$668,181
8.500%, 11/02/17	USD	723	505,991
9.000%, 11/17/21	USD	590	256,178
12.750%, 02/17/22	USD	585	291,622
6.000%, 05/16/24	USD	450	156,375
6.000%, 11/15/26	USD	625	216,781
9.750%, 05/17/35	USD	610	245,495
5.500%, 04/12/37	USD	695	238,038
			2,578,661
Total Quasi Government Bonds (Cost $21,629,869)			20,693,977

Description		Shares	Fair Value

Short-Term Investment | 3.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $9,985,390)		9,985,390	$9,985,390
Total Investments | 99.3% (Cost $266,285,806) (d), (g)			$268,545,401

Cash and Other Assets in Excess of Liabilities | 0.7%			1,857,900

Net Assets | 100.0%			$270,403,301

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	1,666,711	USD	491,800	BRC	07/05/16	$27,053	$—
BRL	6,087,369	USD	1,896,495	BRC	07/05/16	—	1,476
BRL	1,666,711	USD	491,655	JPM	07/05/16	27,198	—
BRL	579,475	USD	180,533	SCB	07/05/16	—	140
BRL	1,666,711	USD	491,655	SCB	07/05/16	27,198	—
BRL	1,666,711	USD	491,786	UBS	07/05/16	27,067	—
COP	597,800,000	USD	200,000	BRC	07/18/16	4,056	—
COP	761,485,000	USD	257,237	BRC	07/18/16	2,693	—
COP	1,095,940,000	USD	370,000	BRC	07/18/16	4,094	—
COP	761,485,000	USD	256,998	HSB	07/18/16	2,931	—
HUF	44,176,000	USD	160,000	BRC	07/18/16	—	4,731
HUF	496,767,390	USD	1,740,000	BRC	07/18/16	6,024	—
HUF	206,621,429	USD	752,692	JPM	07/18/16	—	26,464
IDR	7,096,700,000	USD	530,000	BRC	07/18/16	6,096	—
IDR	14,369,974,693	USD	1,073,989	BRC	07/18/16	11,541	—
IDR	16,270,225,307	USD	1,216,011	JPM	07/18/16	13,067	—
INR	13,165,232	USD	195,214	BRC	07/18/16	—	601
INR	13,165,231	USD	195,185	JPM	07/18/16	—	572
INR	18,157,500	USD	270,000	JPM	07/18/16	—	1,589
MXN	1,995,789	USD	108,845	BRC	07/18/16	186	—
MXN	11,008,397	USD	590,000	HSB	07/18/16	11,398	—
MXN	7,983,154	USD	435,595	JPM	07/18/16	531	—
MXN	1,995,789	USD	108,882	SCB	07/18/16	149	—
MXN	8,444,598	USD	451,740	SCB	07/18/16	9,596	—
MXN	13,906,318	USD	730,000	SCB	07/18/16	29,713	—
MXN	16,568,790	USD	880,000	SCB	07/18/16	25,167	—
MXN	13,904,822	USD	730,000	UBS	07/18/16	29,632	—
MYR	1,870,755	USD	457,017	BRC	07/18/16	6,609	—
MYR	2,756,995	USD	670,313	BRC	07/18/16	12,949	—
MYR	693,770	USD	170,000	JPM	07/18/16	1,936	—
MYR	1,870,755	USD	456,694	JPM	07/18/16	6,932	—
MYR	3,602,280	USD	880,000	JPM	07/18/16	12,747	—
MYR	1,870,755	USD	456,839	SCB	07/18/16	6,787	—
MYR	3,124,595	USD	759,688	SCB	07/18/16	14,676	—
PEN	1,572,320	USD	473,505	BRC	07/18/16	4,077	—
PEN	665,600	USD	200,000	HSB	07/18/16	2,172	—
PEN	1,572,319	USD	472,793	JPM	07/18/16	4,789	—
PHP	12,468,600	USD	270,000	JPM	07/18/16	—	5,170
PLN	1,353,975	USD	350,000	BRC	07/18/16	—	6,922
PLN	2,348,468	USD	608,457	BRC	07/18/16	—	13,390
PLN	2,348,468	USD	608,459	JPM	07/18/16	—	13,391
PLN	2,348,468	USD	608,569	SCB	07/18/16	—	13,502
PLN	2,612,762	USD	660,000	SCB	07/18/16	2,036	—

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

PLN	3,419,860	USD	880,000	SCB	07/18/16	$—	$13,457
PLN	2,348,466	USD	608,316	UBS	07/18/16	—	13,249
PLN	2,612,512	USD	660,000	UBS	07/18/16	1,972	—
RON	439,901	USD	110,000	BRC	07/18/16	—	2,061
RUB	37,870,625	USD	590,000	BRC	07/18/16	184	—
RUB	40,129,121	USD	613,333	BRC	07/18/16	12,048	—
RUB	58,344,000	USD	880,000	BRC	07/18/16	29,245	—
RUB	84,686,330	USD	1,270,000	BRC	07/18/16	49,770	—
RUB	20,336,000	USD	310,000	JPM	07/18/16	6,921	—
THB	5,636,800	USD	160,000	BRC	07/20/16	369	—
THB	43,889,765	USD	1,246,514	BRC	07/20/16	2,162	—
THB	6,411,700	USD	182,112	JPM	07/20/16	303	—
THB	39,254,340	USD	1,114,943	SCB	07/20/16	1,854	—
TRY	3,916,809	USD	1,339,412	BRC	07/18/16	16,542	—
TRY	736,600	USD	250,000	JPM	07/18/16	5,003	—
TRY	3,916,809	USD	1,339,263	JPM	07/18/16	16,692	—
TRY	2,040,744	USD	690,000	SCB	07/18/16	16,482	—
TRY	2,581,753	USD	880,000	SCB	07/18/16	13,774	—
TRY	3,916,809	USD	1,339,240	SCB	07/18/16	16,715	—
TRY	2,040,643	USD	690,000	UBS	07/18/16	16,447	—
TRY	3,916,807	USD	1,339,102	UBS	07/18/16	16,852	—
USD	519,257	BRL	518,853	BRC	07/05/16	404	—
USD	1,690,513	BRL	1,895,019	BRC	07/05/16	—	204,506
USD	29,075	IDR	29,322	BRC	07/18/16	—	247
USD	57,442	MYR	58,245	BRC	07/18/16	—	804
USD	123,429	IDR	123,963	BRC	07/18/16	—	534
USD	138,960	MYR	141,007	BRC	07/18/16	—	2,047
USD	183,406	IDR	185,654	BRC	07/18/16	—	2,248
USD	189,754	INR	191,667	BRC	07/18/16	—	1,913
USD	282,325	IDR	287,385	BRC	07/18/16	—	5,060
USD	370,000	IDR	369,783	BRC	07/18/16	217	—
USD	557,456	RUB	567,073	BRC	07/18/16	—	9,617
USD	568,879	MYR	576,603	BRC	07/18/16	—	7,724
USD	605,460	IDR	611,143	BRC	07/18/16	—	5,683
USD	789,692	ZAR	800,216	BRC	07/18/16	—	10,525
USD	821,951	IDR	831,094	BRC	07/18/16	—	9,143
USD	1,330,000	MXN	1,374,999	BRC	07/18/16	—	44,999
USD	1,346,448	CLP	1,380,644	BRC	07/18/16	—	34,196
USD	1,862,497	RON	1,819,907	BRC	07/18/16	42,589	—
USD	487,970	BRL	514,353	BRC	08/02/16	—	26,383
USD	303,685	INR	306,656	CIT	07/18/16	—	2,971
USD	519,257	BRL	518,853	JPM	07/05/16	404	—
USD	85,095	MYR	86,254	JPM	07/18/16	—	1,159

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Lazard Emerging Markets Debt Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	120,327	IDR	122,574	JPM	07/18/16	$—	$2,247
USD	161,921	PHP	158,975	JPM	07/18/16	2,946	—
USD	177,909	IDR	178,813	JPM	07/18/16	—	904
USD	448,564	IDR	454,147	JPM	07/18/16	—	5,583
USD	540,000	RUB	554,583	JPM	07/18/16	—	14,582
USD	605,098	IDR	611,143	JPM	07/18/16	—	6,045
USD	663,954	MYR	674,394	JPM	07/18/16	—	10,440
USD	717,121	IDR	723,472	JPM	07/18/16	—	6,352
USD	790,592	ZAR	800,216	JPM	07/18/16	—	9,624
USD	822,197	IDR	831,094	JPM	07/18/16	—	8,897
USD	1,078,266	RUB	1,097,846	JPM	07/18/16	—	19,580
USD	1,088,695	IDR	1,108,618	JPM	07/18/16	—	19,923
USD	2,000,000	TRY	2,036,849	JPM	07/18/16	—	36,849
USD	487,842	BRL	514,353	JPM	08/02/16	—	26,512
USD	165,792	BRL	180,393	SCB	07/05/16	—	14,601
USD	519,257	BRL	518,853	SCB	07/05/16	404	—
USD	144,502	IDR	146,033	SCB	07/18/16	—	1,531
USD	146,561	INR	148,060	SCB	07/18/16	—	1,499
USD	245,084	IDR	249,939	SCB	07/18/16	—	4,855
USD	308,662	IDR	310,346	SCB	07/18/16	—	1,685
USD	320,000	RON	319,565	SCB	07/18/16	435	—
USD	325,945	MYR	330,869	SCB	07/18/16	—	4,923
USD	387,750	MYR	393,006	SCB	07/18/16	—	5,256
USD	406,697	RUB	413,945	SCB	07/18/16	—	7,248
USD	510,000	ZAR	507,191	SCB	07/18/16	2,809	—
USD	785,688	IDR	795,911	SCB	07/18/16	—	10,223
USD	790,116	ZAR	800,216	SCB	07/18/16	—	10,100
USD	823,181	IDR	831,094	SCB	07/18/16	—	7,913
USD	957,713	MYR	973,129	SCB	07/18/16	—	15,416
USD	487,842	BRL	514,353	SCB	08/02/16	—	26,512
USD	519,257	BRL	518,853	UBS	07/05/16	404	—
USD	230,963	RUB	235,183	UBS	07/18/16	—	4,220
USD	791,243	ZAR	800,216	UBS	07/18/16	—	8,973
USD	1,347,340	CLP	1,380,644	UBS	07/18/16	—	33,304
USD	487,999	BRL	514,353	UBS	08/02/16	—	26,355
ZAR	3,807,750	USD	250,000	BRC	07/18/16	7,860	—
ZAR	7,913,642	USD	530,000	SCB	07/18/16	5,910	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$628,817	$838,626

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 6.3%

Brazil | 2.9%
Petrobras Global Finance BV: 8.375%, 12/10/18	USD	92	$101,117
8.375%, 05/23/21	USD	7,035	7,260,120
			7,361,237
Chile | 0.3%
VTR Finance BV, 6.875%, 01/15/24	USD	650	648,037

China | 0.1%
Green Dragon Gas, Ltd., 10.000%, 11/20/17	USD	400	240,000

Colombia | 0.7%
Ecopetrol SA, 5.875%, 09/18/23	USD	1,750	1,802,500

Guatemala | 0.2%
Comcel Trust, 6.875%, 02/06/24	USD	600	588,000

Macau | 0.2%
MCE Finance, Ltd., 5.000%, 02/15/21	USD	625	618,750

Mexico | 0.4%
Cemex Finance LLC, 9.375%, 10/12/22	USD	565	621,500
Cemex SAB de CV, 7.750%, 04/16/26	USD	290	302,325
			923,825
Morocco | 0.3%
OCP SA, 6.875%, 04/25/44	USD	600	631,500

Qatar | 0.3%
Ooredoo International Finance, Ltd., 3.750%, 06/22/26	USD	675	682,594
		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Russia | 0.7%
Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	USD	570	$615,600
GTH Finance BV, 7.250%, 04/26/23	USD	1,200	1,248,000
			1,863,600
United Arab Emirates | 0.2%
DP World, Ltd., 6.850%, 07/02/37	USD	560	615,440

Total Corporate Bonds (Cost $15,717,634)			15,975,483

Foreign Government Obligations | 63.2%

Angola | 0.7%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	1,861	1,867,137
Argentina | 9.8%
Republic of Argentina:
6.875%, 04/22/21 (b)	USD	1,725	1,837,125
7.500%, 04/22/26 (b)	USD	9,050	9,783,050
8.280%, 12/31/33	USD	8,244	9,192,042
2.500%, 12/31/38 (e)	USD	5,970	4,029,750
			24,841,967
Armenia | 0.3%
Republic of Armenia:
6.000%, 09/30/20	USD	425	430,313
7.150%, 03/26/25	USD	200	202,500
			632,813
Azerbaijan | 0.5%
Republic of Azerbaijan, 4.750%, 03/18/24	USD	1,270	1,289,050

Belize | 0.6%
Republic of Belize, 5.000%, 02/20/38 (e)	USD	2,774	1,560,375

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Brazil | 3.7%
Brazil NTN-B:
6.000%, 05/15/35	BRL	3,150	$2,831,311
6.000%, 08/15/50	BRL	4,140	3,706,737
Federal Republic of Brazil, 5.000%, 01/27/45	USD	3,230	2,882,775
			9,420,823
Colombia | 1.5%
Republic of Colombia:
2.625%, 03/15/23	USD	555	536,963
4.000%, 02/26/24	USD	1,745	1,823,525
4.500%, 01/28/26	USD	575	618,987
7.375%, 09/18/37	USD	655	851,500
			3,830,975
Congo | 1.3%
Republic of Congo, 4.000%, 06/30/29 (e)	USD	4,456	3,179,337

Costa Rica | 1.0%
Republic of Costa Rica:
4.250%, 01/26/23	USD	1,140	1,085,280
4.375%, 04/30/25	USD	200	185,300
7.158%, 03/12/45	USD	1,195	1,195,000
			2,465,580
Croatia | 2.4%
Croatia:
6.250%, 04/27/17	USD	250	256,875
6.750%, 11/05/19	USD	1,420	1,544,250
6.625%, 07/14/20	USD	1,025	1,117,250
5.500%, 04/04/23	USD	1,370	1,447,062
6.000%, 01/26/24	USD	1,525	1,662,250
			6,027,687
Dominican Republic | 1.0%
Dominican Republic:
7.500%, 05/06/21	USD	695	770,060
5.500%, 01/27/25 (b)	USD	600	610,500
7.450%, 04/30/44	USD	30	32,850
6.850%, 01/27/45 (b)	USD	1,060	1,086,500
			2,499,910
Egypt | 0.5%
Arab Republic of Egypt:
5.875%, 06/11/25	USD	95	83,244
5.875%, 06/11/25 (b)	USD	1,325	1,161,031
			1,244,275
Description	Security Currency	Principal Amount (000)	Fair Value

El Salvador | 0.5%
Republic of El Salvador:
5.875%, 01/30/25	USD	444	$397,380
6.375%, 01/18/27	USD	430	374,100
7.625%, 02/01/41	USD	530	470,375
			1,241,855
Gabon | 0.5%
Gabonese Republic, 6.375%, 12/12/24	USD	1,405	$1,208,300

Ghana | 0.5%
Republic of Ghana, 7.875%, 08/07/23	USD	1,430	1,251,250

Guatemala | 0.5%
Republic of Guatemala:
5.750%, 06/06/22	USD	678	752,580
4.875%, 02/13/28	USD	560	576,800
			1,329,380
Hungary | 1.5%
Hungary:
6.375%, 03/29/21	USD	630	716,625
5.375%, 02/21/23	USD	1,970	2,184,237
5.750%, 11/22/23	USD	704	800,800
			3,701,662
Indonesia | 2.1%
Republic of Indonesia:
3.375%, 04/15/23	USD	625	628,619
8.500%, 10/12/35	USD	375	536,250
6.625%, 02/17/37	USD	470	581,150
7.750%, 01/17/38	USD	570	773,940
5.250%, 01/17/42	USD	565	601,273
6.750%, 01/15/44	USD	1,135	1,443,050
5.125%, 01/15/45	USD	620	658,874
			5,223,156
Ivory Coast | 2.4%
Ivory Coast:
6.375%, 03/03/28	USD	1,700	1,654,950
6.375%, 03/03/28 (b)	USD	1,105	1,075,717
5.750%, 12/31/32	USD	3,630	3,394,050
			6,124,717
Jamaica | 0.5%
Government of Jamaica, 6.750%, 04/28/28	USD	1,285	1,346,680

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Kenya | 0.5%
Republic of Kenya:
5.875%, 06/24/19	USD	620	$614,575
6.875%, 06/24/24	USD	655	607,513
			1,222,088
Mexico | 2.7%
Mexican Bonos:
5.750%, 03/05/26	MXN	24,570	1,327,443
7.750%, 11/13/42	MXN	74,170	4,695,197
Mexican Udibonos, 4.000%, 11/15/40	MXN	14,404	861,299
			6,883,939
Namibia | 0.5%
Republic of Namibia, 5.250%, 10/29/25	USD	1,250	1,268,750

Pakistan | 0.5%
Islamic Republic of Pakistan, 8.250%, 04/15/24	USD	1,280	1,350,074

Panama | 1.5%
Republic of Panama:
3.750%, 03/16/25	USD	373	392,116
7.125%, 01/29/26	USD	285	371,213
8.875%, 09/30/27	USD	1,030	1,503,800
3.875%, 03/17/28	USD	1,415	1,498,131
			3,765,260
Paraguay | 0.6%
Republic of Paraguay:
4.625%, 01/25/23	USD	170	176,545
5.000%, 04/15/26 (b)	USD	470	495,145
6.100%, 08/11/44 (b)	USD	550	580,250
6.100%, 08/11/44	USD	280	295,400
			1,547,340
Peru | 3.0%
Republic of Peru:
7.350%, 07/21/25	USD	885	1,205,813
8.750%, 11/21/33	USD	3,345	5,260,012
5.625%, 11/18/50	USD	950	1,180,375
			7,646,200
Portugal | 2.8%
Republic of Portugal:
5.125%, 10/15/24	USD	4,378	4,376,731
5.125%, 10/15/24 (b)	USD	2,775	2,774,195
			7,150,926
Description	Security Currency	Principal Amount (000)	Fair Value

Russia | 1.1%
Russia Foreign Bonds:
4.500%, 04/04/22	USD	600	641,250
4.875%, 09/16/23	USD	800	870,000
5.625%, 04/04/42	USD	1,200	$1,359,600
			2,870,850
Rwanda | 0.7%
Republic of Rwanda, 6.625%, 05/02/23	USD	1,915	1,852,312

Senegal | 0.7%
Republic of Senegal:
8.750%, 05/13/21	USD	1,255	1,364,813
6.250%, 07/30/24	USD	550	522,500
			1,887,313
Serbia | 1.7%
Republic of Serbia:
5.875%, 12/03/18	USD	815	864,715
4.875%, 02/25/20	USD	700	721,700
7.250%, 09/28/21	USD	2,475	2,833,875
			4,420,290
Slovenia | 6.3%
Republic of Slovenia:
5.850%, 05/10/23	USD	9,505	10,989,599
5.250%, 02/18/24	USD	4,460	5,028,101
			16,017,700
Sri Lanka | 1.5%
Republic of Sri Lanka:
6.000%, 01/14/19	USD	650	662,922
5.125%, 04/11/19	USD	310	310,078
6.250%, 10/04/20	USD	550	561,451
6.250%, 07/27/21	USD	170	170,702
5.875%, 07/25/22	USD	350	338,625
6.125%, 06/03/25	USD	900	842,193
6.850%, 11/03/25	USD	210	204,206
6.850%, 11/03/25 (b)	USD	625	607,756
			3,697,933
Turkey | 3.0%
Republic of Turkey:
7.375%, 02/05/25	USD	802	990,470
4.875%, 10/09/26	USD	1,180	1,244,900
4.875%, 04/16/43	USD	695	681,100
6.625%, 02/17/45	USD	3,890	4,736,075
			7,652,545
Ukraine | 1.3%
Ukraine Government Bond, 0.000%, 05/31/40 (f)	USD	9,766	3,183,716

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Uruguay | 1.2%
Republica Orient Uruguay:
4.500%, 08/14/24	USD	1,055	$1,142,037
7.875%, 01/15/33	USD	1,025	1,394,000
5.100%, 06/18/50	USD	585	582,075
			3,118,112
Venezuela | 0.8%
Republic of Venezuela:
6.000%, 12/09/20	USD	675	274,219
12.750%, 08/23/22	USD	475	242,250
7.650%, 04/21/25	USD	233	94,948
11.750%, 10/21/26	USD	550	261,250
9.250%, 09/15/27	USD	525	253,312
11.950%, 08/05/31	USD	1,014	476,580
9.375%, 01/13/34	USD	575	248,687
7.000%, 03/31/38	USD	397	157,808
			2,009,054
Vietnam | 0.5%
Socialist Republic of Vietnam, 6.750%, 01/29/20	USD	1,155	1,280,502

Zambia | 0.5%
Republic of Zambia, 8.970%, 07/30/27	USD	1,455	1,276,763

Total Foreign Government Obligations (Cost $155,794,533)			160,388,596

Quasi Government Bonds | 2.9%

Croatia | 0.2%
Hrvatska Elektroprivreda, 5.875%, 10/23/22 (b)	USD	590	620,975

Indonesia | 1.4%
Majapahit Holding BV, 7.750%, 01/20/20	USD	334	381,762
PT Pertamina Persero, 6.450%, 05/30/44	USD	1,315	1,397,753
PT Perusahaan Listrik Negara, 5.500%, 11/22/21	USD	555	603,851
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/25 (b)	USD	1,230	1,271,513
			3,654,879
Description	Security Currency	Principal Amount (000)	Fair Value

Venezuela | 1.3%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	1,630	$1,022,662
8.500%, 11/02/17	USD	697	487,337
6.000%, 05/16/24	USD	2,095	728,012
5.375%, 04/12/27	USD	1,305	448,920
9.750%, 05/17/35	USD	715	287,752
5.500%, 04/12/37	USD	701	240,093
			3,214,776
Total Quasi Government Bonds (Cost $7,321,531)			7,490,630

Description	Shares	Fair Value

Warrants | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Cost $0)	96,000	$0

Short-Term Investment | 24.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $62,417,425)	62,417,425	62,417,425

Description	Number of Contracts	Fair Value

Purchased Options | 0.1%
USD vs MXN July 16 18.5 Put, Expires 07/26/16 (Cost $196,482)	57,200	$118,976

Total Investments | 97.1% (Cost $241,447,605) (d), (g)		$246,391,110

Cash and Other Assets in Excess of Liabilities | 2.9%		7,489,451

Net Assets | 100.0%		$253,880,561

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	4,430,842	USD	1,307,419	BRC	07/05/16	$71,918	$—
BRL	6,429,397	USD	2,003,052	BRC	07/05/16	—	1,559
BRL	4,430,842	USD	1,307,033	JPM	07/05/16	72,303	—
BRL	6,429,397	USD	2,003,052	JPM	07/05/16	—	1,559
BRL	4,430,842	USD	1,307,033	SCB	07/05/16	72,303	—
BRL	4,864,573	USD	1,515,538	SCB	07/05/16	—	1,179
BRL	4,430,841	USD	1,307,380	UBS	07/05/16	71,956	—
IDR	5,145,878,521	USD	384,164	BRC	07/18/16	4,563	—
IDR	5,833,858,051	USD	436,503	BRC	07/18/16	4,196	—
IDR	7,323,179,416	USD	549,170	BRC	07/18/16	4,034	—
IDR	15,597,671,579	USD	1,162,444	BRC	07/18/16	15,828	—
IDR	7,531,141,949	USD	563,497	CIT	07/18/16	5,417	—
IDR	7,564,474,302	USD	562,624	CIT	07/18/16	8,808	—
IDR	9,478,920,584	USD	710,830	CIT	07/18/16	5,222	—
IDR	6,644,200,658	USD	495,836	JPM	07/18/16	6,077	—
IDR	9,342,531,346	USD	698,246	JPM	07/18/16	7,503	—
IDR	17,811,820,865	USD	1,327,556	JPM	07/18/16	17,976	—
IDR	5,882,712,580	USD	437,376	SCB	07/18/16	7,013	—
IDR	7,248,668,654	USD	541,754	SCB	07/18/16	5,822	—
MXN	1,518,807	USD	82,832	BRC	07/18/16	142	—
MXN	30,610,531	USD	1,606,528	BRC	07/18/16	65,750	—
MXN	38,285,597	USD	2,030,000	BRC	07/18/16	61,573	—
MXN	6,075,226	USD	331,490	JPM	07/18/16	404	—
MXN	11,297,685	USD	593,472	JPM	07/18/16	23,730	—
MXN	22,901,500	USD	1,250,000	JPM	07/18/16	1,128	—
MXN	1,518,807	USD	82,860	SCB	07/18/16	114	—
MXN	3,196,965	USD	171,020	SCB	07/18/16	3,633	—
MXN	5,605,515	USD	300,000	SCB	07/18/16	6,234	—
MXN	14,031,750	USD	750,000	SCB	07/18/16	16,566	—
MYR	1,926,476	USD	471,540	BRC	07/18/16	5,896	—
MYR	1,964,348	USD	479,694	BRC	07/18/16	7,127	—
MYR	2,534,732	USD	625,999	BRC	07/18/16	2,180	—
MYR	2,488,602	USD	608,460	CIT	07/18/16	8,286	—
MYR	2,526,268	USD	624,001	JPM	07/18/16	2,080	—
MYR	2,540,152	USD	620,306	JPM	07/18/16	9,216	—
MYR	5,988,339	USD	1,485,314	JPM	07/18/16	—	1,233
MYR	1,419,075	USD	350,000	SCB	07/18/16	1,687	—
MYR	4,091,215	USD	1,014,686	SCB	07/18/16	—	767
MYR	5,108,670	USD	1,260,000	SCB	07/18/16	6,074	—
PLN	2,388,585	USD	618,851	BRC	07/18/16	—	13,618
PLN	2,388,585	USD	618,853	JPM	07/18/16	—	13,620
PLN	2,540,305	USD	663,958	JPM	07/18/16	—	20,282
PLN	4,543,340	USD	1,150,000	JPM	07/18/16	1,216	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

PLN	1,547,680	USD	400,000	SCB	07/18/16	$—	$7,840
PLN	2,241,404	USD	586,042	SCB	07/18/16	—	18,103
PLN	2,388,585	USD	618,965	SCB	07/18/16	—	13,732
PLN	4,209,640	USD	1,080,000	SCB	07/18/16	—	13,339
PLN	4,787,163	USD	1,250,000	SCB	07/18/16	—	37,003
PLN	2,388,584	USD	618,708	UBS	07/18/16	—	13,476
RUB	36,675,182	USD	550,000	BRC	07/18/16	21,554	—
RUB	79,863,633	USD	1,220,634	BRC	07/18/16	23,978	—
RUB	35,096,600	USD	530,000	JPM	07/18/16	16,953	—
RUB	39,108,000	USD	600,000	JPM	07/18/16	9,467	—
RUB	43,158,245	USD	664,894	JPM	07/18/16	7,694	—
RUB	81,437,500	USD	1,250,000	JPM	07/18/16	19,139	—
RUB	81,462,500	USD	1,250,000	JPM	07/18/16	19,529	—
TRY	3,611,163	USD	1,234,892	BRC	07/18/16	15,252	—
TRY	2,597,822	USD	880,000	JPM	07/18/16	19,336	—
TRY	3,611,163	USD	1,234,755	JPM	07/18/16	15,389	—
TRY	3,645,338	USD	1,250,000	JPM	07/18/16	11,975	—
TRY	3,938,649	USD	1,340,000	JPM	07/18/16	23,516	—
TRY	5,313,979	USD	1,810,000	JPM	07/18/16	29,639	—
TRY	5,459,517	USD	1,850,000	JPM	07/18/16	40,023	—
TRY	1,225,581	USD	420,000	SCB	07/18/16	4,282	—
TRY	3,611,163	USD	1,234,733	SCB	07/18/16	15,410	—
TRY	3,611,162	USD	1,234,606	UBS	07/18/16	15,537	—
USD	1,380,411	BRL	1,379,336	BRC	07/05/16	1,074	—
USD	1,785,497	BRL	2,001,493	BRC	07/05/16	—	215,996
USD	615,629	CLP	635,445	BRC	07/14/16	—	19,817
USD	133,561	MYR	135,429	BRC	07/18/16	—	1,868
USD	358,147	IDR	359,696	BRC	07/18/16	—	1,549
USD	384,034	MYR	389,692	BRC	07/18/16	—	5,658
USD	394,967	IDR	399,808	BRC	07/18/16	—	4,841
USD	1,244,029	RUB	1,265,490	BRC	07/18/16	—	21,462
USD	1,322,730	MYR	1,340,688	BRC	07/18/16	—	17,958
USD	1,369,760	ZAR	1,388,016	BRC	07/18/16	—	18,255
USD	2,027,631	CLP	2,084,635	BRC	07/18/16	—	57,004
USD	1,297,237	BRL	1,367,375	BRC	08/02/16	—	70,138
USD	401,755	BRL	482,687	BRC	10/04/16	—	80,932
USD	707,012	CLP	733,827	CIT	07/14/16	—	26,814
USD	1,380,411	BRL	1,379,336	JPM	07/05/16	1,074	—
USD	1,785,249	BRL	2,001,493	JPM	07/05/16	—	216,244
USD	658,261	CLP	682,978	JPM	07/14/16	—	24,717
USD	235,172	MYR	238,374	JPM	07/18/16	—	3,203
USD	472,369	CLP	485,506	JPM	07/18/16	—	13,137
USD	516,228	IDR	518,851	JPM	07/18/16	—	2,623

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	766,822	ZAR	774,667	JPM	07/18/16	$—	$7,845
USD	965,987	IDR	978,009	JPM	07/18/16	—	12,022
USD	1,010,000	RUB	1,037,275	JPM	07/18/16	—	27,275
USD	1,371,322	ZAR	1,388,016	JPM	07/18/16	—	16,694
USD	1,457,393	MYR	1,480,310	JPM	07/18/16	—	22,917
USD	2,406,279	RUB	2,449,973	JPM	07/18/16	—	43,695
USD	2,443,379	IDR	2,488,092	JPM	07/18/16	—	44,714
USD	1,296,895	BRL	1,367,375	JPM	08/02/16	—	70,480
USD	1,380,411	BRL	1,379,336	SCB	07/05/16	1,074	—
USD	1,391,787	BRL	1,514,358	SCB	07/05/16	—	122,571
USD	547,988	CLP	568,895	SCB	07/14/16	—	20,907
USD	591,739	CLP	613,735	SCB	07/14/16	—	21,996
USD	654,783	CLP	675,613	SCB	07/14/16	—	20,830
USD	550,046	IDR	560,943	SCB	07/18/16	—	10,897
USD	895,625	IDR	900,513	SCB	07/18/16	—	4,888
USD	900,794	MYR	914,401	SCB	07/18/16	—	13,607
USD	901,579	MYR	913,801	SCB	07/18/16	—	12,222
USD	907,593	RUB	923,767	SCB	07/18/16	—	16,174
USD	1,370,497	ZAR	1,388,016	SCB	07/18/16	—	17,519
USD	1,691,986	IDR	1,714,002	SCB	07/18/16	—	22,016
USD	2,102,200	MYR	2,136,038	SCB	07/18/16	—	33,838
USD	2,520,000	TRY	2,575,137	SCB	07/18/16	—	55,137
USD	1,296,895	BRL	1,367,375	SCB	08/02/16	—	70,480
USD	1,380,410	BRL	1,379,336	UBS	07/05/16	1,074	—
USD	515,420	RUB	524,838	UBS	07/18/16	—	9,418
USD	1,372,451	ZAR	1,388,016	UBS	07/18/16	—	15,564
USD	1,297,312	BRL	1,367,375	UBS	08/02/16	—	70,062
USD	518,245	BRL	622,015	UBS	10/04/16	—	103,771
ZAR	16,543,213	USD	1,063,223	BRC	07/18/16	57,080	—
ZAR	22,806,832	USD	1,516,513	CIT	07/18/16	27,961	—
ZAR	39,554,241	USD	2,585,549	CIT	07/18/16	93,055	—
ZAR	16,543,213	USD	1,066,334	JPM	07/18/16	53,969	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,149,009	$1,847,065

Written Options open at June 30, 2016:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Fair Value
USD vs MXN July 16 17.5 Put	57,200	$17.50	07/26/16	$72,015	$(10,296)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Lazard Explorer Total Return Portfolio (concluded)

Credit Default Swap Agreements open at June 30, 2016:

					Receive	S&P		Upfront
Referenced		Notional	Expiration	Buy/	(Pay)	Credit	Fair	Premiums Paid	Unrealized
Obligation	Counterparty	Amount	Date	Sell	Rate	Rating	Value	(Received)	Depreciation

CDX EM 25	BRC	5,000,000	06/20/21	Buy	(1.000)%	CCC – AA-	$376,201	$395,000	$18,799
CDX EM 25	BRC	5,000,000	06/20/21	Buy	(1.000)	CCC – AA-	376,201	387,500	11,299
Total Credit Default Swap Agreements							$752,402	$782,500	$30,098

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 45.0%

Brazil | 11.3%
Brazil Letras do Tesouro Nacional, 0.000%, 10/01/16	BRL	3,125	$939,490
Brazil NTN-B, 6.000%, 08/15/16	BRL	220	198,310
Brazil NTN-F, 10.000%, 01/01/17	BRL	940	287,364
			1,425,164
Colombia | 1.1%
Colombian Titulos De Tesoreria, 7.000%, 05/04/22	COP	410,000	139,605

Hungary | 1.1%
Hungary Government Bond, 3.000%, 06/26/24	HUF	37,500	132,220

Indonesia | 0.4%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	650,000	49,860

Malaysia | 3.1%
Malaysia Government Bond, 3.800%, 08/17/23	MYR	1,578	392,885

Mexico | 5.9%
Mexican Bonos:
4.750%, 06/14/18	MXN	4,400	240,209
6.500%, 06/10/21	MXN	2,150	122,767
5.750%, 03/05/26	MXN	1,750	94,547
Mexican Udibonos, 2.500%, 12/10/20	MXN	5,253	290,803
			748,326
Poland | 4.3%
Poland Government Bond, 2.000%, 04/25/21	PLN	2,170	547,525

Romania | 0.4%
Romania Government Bond, 4.750%, 02/24/25	RON	205	55,174
Description	Security Currency	Principal Amount (000)	Fair Value

Russia | 10.7%
Russia Government Bond - OFZ, 7.400%, 04/19/17	RUB	88,000	$1,351,963

South Africa | 2.3%
Republic of South Africa:
7.250%, 01/15/20	ZAR	2,290	151,349
10.500%, 12/21/26	ZAR	480	36,260
8.500%, 01/31/37	ZAR	1,750	107,977
			295,586
Turkey | 4.4%
Turkey Government Bond, 10.400%, 03/27/19	TRY	1,550	559,838

Total Foreign Government Obligations (Cost $5,680,349)			5,698,146

Supranationals | 0.3%
European Investment Bank, 7.200%, 07/09/19 (b) (Cost $51,203)	IDR	600,000	44,600

US Treasury Securities | 48.3%
US Treasury Notes:
0.500%, 07/31/16	USD	400	400,102
0.625%, 08/15/16	USD	400	400,190
1.000%, 08/31/16	USD	650	650,753
0.875%, 09/15/16	USD	650	650,744
0.500%, 09/30/16	USD	500	500,186
1.000%, 09/30/16	USD	500	500,806
0.625%, 10/15/16	USD	500	500,351
0.375%, 10/31/16	USD	500	500,074
1.000%, 10/31/16	USD	500	501,094
0.625%, 11/15/16	USD	500	500,488
0.875%, 11/30/16	USD	500	501,064
0.625%, 12/15/16	USD	500	500,512

Total US Treasury Securities (Cost $6,104,391)			6,106,364

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  65

Description	Shares	Fair Value

Lazard Emerging Markets Income Portfolio (continued)

Short-Term Investment | 6.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $795,635)	795,635	$795,635
Description	Fair Value

Total Investments | 99.9% (Cost $12,631,578) (d), (g)	$12,644,745

Cash and Other Assets in Excess of Liabilities | 0.1%	7,305

Net Assets | 100.0%	$12,652,050

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2016:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

ARS	1,875,900	USD	130,000	CIT	07/27/16	$—	$6,767
BRL	84,479	USD	23,000	CIT	09/21/16	2,686	—
CLP	60,391,050	USD	87,000	SCB	07/08/16	4,217	—
CLP	87,243,520	USD	128,000	SCB	07/22/16	3,606	—
CNY	960,840	USD	153,000	CIT	07/13/16	—	8,659
CNY	8,757,892	USD	1,342,000	HSB	07/13/16	—	26,358
CNY	1,233,414	USD	189,000	SCB	07/13/16	—	3,712
COP	411,231,500	USD	139,000	BNP	07/06/16	1,759	—
COP	99,891,000	USD	33,000	SCB	07/22/16	1,066	—
COP	284,784,000	USD	96,000	SCB	09/06/16	262	—
CZK	3,281,095	USD	139,000	CIT	09/01/16	—	4,234
CZK	3,113,501	USD	128,000	JPM	08/16/16	—	177
CZK	10,308,600	USD	434,760	JPM	08/16/16	—	11,546
HUF	1,708,200	USD	6,000	JPM	08/01/16	4	—
HUF	77,925,725	USD	278,127	JPM	08/01/16	—	4,256
IDR	1,986,580,000	USD	142,000	CIT	03/22/17	2,337	—
IDR	5,841,060,000	USD	402,000	CIT	03/22/17	22,389	—
IDR	988,400,000	USD	70,000	CIT	05/02/17	1,217	—
IDR	961,520,000	USD	68,000	HSB	05/09/17	1,179	—
IDR	2,217,410,300	USD	168,496	SCB	07/11/16	—	370
ILS	491,139	USD	126,000	JPM	08/12/16	1,349	—
ILS	723,731	USD	193,979	JPM	08/12/16	—	6,320
INR	15,496,430	USD	229,000	JPM	07/13/16	196	—
INR	55,189,910	USD	810,782	JPM	07/25/16	3,744	—
KRW	1,381,886,100	USD	1,203,000	CIT	07/08/16	—	3,870
KRW	143,935,600	USD	122,000	CIT	07/29/16	2,793	—
MXN	2,161,175	USD	117,000	CIT	07/25/16	990	—
MXN	2,303,175	USD	123,000	CIT	07/25/16	2,743	—
MXN	5,000,000	USD	267,280	CIT	07/25/16	5,697	—
MXN	1,819,272	USD	98,000	JPM	07/25/16	1,324	—
MYR	532,122	USD	131,000	BNP	07/27/16	2,414	—
MYR	769,486	USD	187,000	SCB	07/29/16	5,926	—
PEN	392,840	USD	112,000	BNP	08/03/16	7,115	—
PHP	235,510	USD	5,000	HSB	07/25/16	—	5
PHP	7,850,640	USD	168,000	HSB	07/25/16	—	1,510
PLN	146,502	USD	37,000	JPM	07/18/16	121	—
PLN	540,046	USD	135,000	JPM	07/18/16	1,840	—
RON	532,952	USD	134,000	JPM	07/13/16	—	3,239
RUB	19,287,983	USD	286,000	CIT	07/01/16	15,628	—
RUB	5,989,890	USD	92,000	CIT	07/27/16	1,104	—
SGD	923,654	USD	669,800	SCB	07/08/16	15,853	—
THB	4,574,340	USD	129,000	CIT	09/12/16	1,021	—
THB	23,169,576	USD	657,881	SCB	09/12/16	690	—
TRY	1,608,656	USD	542,000	CIT	07/01/16	17,241	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

Lazard Emerging Markets Income Portfolio (concluded)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

TRY	387,470	USD	132,000	JPM	07/01/16	$2,702	$—
TRY	294,355	USD	100,000	JPM	08/29/16	935	—
TWD	257,336	USD	8,000	SCB	08/15/16	2	—
TWD	7,755,380	USD	237,859	SCB	08/15/16	3,312	—
USD	26,000	TRY	26,255	CIT	07/01/16	—	255
USD	40,000	RUB	40,159	CIT	07/01/16	—	159
USD	81,159	RUB	82,065	CIT	07/01/16	—	906
USD	177,000	RUB	179,405	CIT	07/01/16	—	2,405
USD	57,000	KRW	56,826	CIT	07/08/16	174	—
USD	45,000	CNY	44,524	CIT	07/13/16	476	—
USD	269,000	MXN	274,323	CIT	07/25/16	—	5,323
USD	38,000	MYR	38,014	CIT	07/27/16	—	14
USD	314,000	RUB	313,779	CIT	07/27/16	221	—
USD	20,000	THB	20,042	CIT	09/12/16	—	42
USD	130,175	THB	130,021	CIT	09/12/16	154	—
USD	33,000	BRL	34,951	CIT	09/21/16	—	1,951
USD	184,000	BRL	183,579	CIT	09/21/16	421	—
USD	407,000	BRL	446,919	CIT	09/21/16	—	39,919
USD	101,883	TRY	102,858	JPM	07/01/16	—	975
USD	546,827	TRY	564,830	JPM	07/01/16	—	18,003
USD	41,000	INR	40,974	JPM	07/13/16	26	—
USD	23,000	PLN	22,615	JPM	07/18/16	385	—
USD	135,000	PLN	136,597	JPM	07/18/16	—	1,597
USD	135,000	HUF	137,036	JPM	08/01/16	—	2,036
USD	161,000	CZK	163,536	JPM	08/16/16	—	2,536
USD	28,000	ZAR	27,981	JPM	08/22/16	19	—
USD	293,231	ZAR	296,209	JPM	08/22/16	—	2,978
USD	25,000	TRY	25,043	JPM	08/29/16	—	43
USD	1,109	EUR	1,112	JPM	09/01/16	—	3
USD	100,000	CZK	101,611	JPM	09/01/16	—	1,611
USD	140,352	COP	140,759	SCB	07/06/16	—	407
USD	22,000	SGD	21,859	SCB	07/08/16	141	—
USD	29,000	CLP	29,041	SCB	07/08/16	—	41
USD	53,000	SGD	53,015	SCB	07/08/16	—	15
USD	23,000	IDR	23,187	SCB	07/11/16	—	187
USD	144,000	IDR	144,940	SCB	07/11/16	—	940
USD	144,923	CNY	144,341	SCB	07/13/16	582	—
USD	50,000	IDR	49,973	SCB	08/11/16	27	—
USD	178,000	IDR	177,433	SCB	08/11/16	567	—
USD	17,000	THB	17,176	SCB	09/12/16	—	176
USD	18,000	THB	17,992	SCB	09/12/16	9	—
USD	137,000	BRL	188,164	UBS	09/30/16	—	51,164
ZAR	4,006,595	USD	263,000	CIT	10/03/16	4,145	—
						$142,809	$214,709

Total gross unrealized appreciation/depreciation on Forward Currency Contracts

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2016 (unaudited)

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2016, the percentage of net assets for each Portfolio was as follows:

Percentage of
Portfolio	Net Assets

Emerging Markets Equity	0.4%
Emerging Markets Equity Advantage	2.0
Emerging Markets Multi Asset	1.1
Emerging Markets Debt	8.7
Explorer Total Return	8.6
Emerging Markets Income	0.4

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 9.

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate Gross	Aggregate Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Portfolio	Aggregate Cost	Appreciation	Depreciation	(Depreciation)

Emerging Markets Equity	$11,458,029,500	$1,341,444,192	$2,216,733,673	$(875,289,481)
Emerging Markets Core Equity	117,493,842	7,538,030	5,392,202	2,145,828
Developing Markets Equity	247,048,685	29,402,142	20,657,207	8,744,935
Emerging Markets Equity Advantage	3,024,920	194,957	238,986	(44,029)
Emerging Markets Equity Blend	277,653,597	28,348,040	31,274,345	(2,926,305)
Emerging Markets Multi Asset	179,024,242	10,457,847	11,177,182	(719,335)
Emerging Markets Debt	266,285,806	9,975,085	7,715,490	2,259,595
Explorer Total Return	241,447,605	7,612,523	2,669,018	4,943,505
Emerging Markets Income	12,631,578	222,374	209,207	13,167

(e)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2016 which may step up at a future date.

(f)	Variable and floating rate securities are securities which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2016.

(g)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

Security Abbreviations:

ADR	—	American Depositary Receipt	NTN- F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
GDR	—	Global Depositary Receipt	NVDR	—	Non-Voting Depository Receipt
JSC	—	Joint Stock Company	PJSC	—	Public Joint Stock Company
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B	REIT	—	Real Estate Investment Trust
Currency Abbreviations:
ARS	—	Argentinian Peso	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	PEN	—	Peruvian Nuevo Sol
CNY	—	Chinese Renminbi	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
CZK	—	Czech Koruna	RON	—	New Romanian Leu
DOP	—	Dominican Republic Peso	RUB	—	Russian Ruble
EGP	—	Egyptian Pound	SGD	—	Singapore Dollar
EUR	—	Euro	THB	—	Thai Baht
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	TWD	—	Taiwan Dollar
ILS	—	Israeli Shekel	UGX	—	Ugandan Shilling
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KRW	—	South Korean Won	ZAR	—	South African Rand
KZT	—	Kazakhstan Tenge
Counterparty Abbreviations:
BNP	—	BNP Paribas SA	JPM	—	JPMorgan Chase Bank NA
BRC	—	Barclays Bank PLC	SCB	—	Standard Charter Bank
CIT	—	Citibank NA	UBS	—	UBS AG
HSB	—	HSBC Bank USA NA

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

				Lazard
	Lazard	Lazard	Lazard	Emerging	Lazard	Lazard
	Emerging	Emerging	Developing	Markets	Emerging	Emerging
	Markets	Markets	Markets	Equity	Markets	Markets
	Equity	Core Equity	Equity	Advantage	Equity Blend	Multi Asset
Industry*	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Aerospace & Defense	—%	—%	4.1%	0.2%	0.8%	0.3%
Airlines	—	—	—	0.5	—	—
Auto Components	1.7	0.8	0.7	0.7	3.2	1.8
Automobiles	3.7	2.6	1.5	2.1	1.8	1.2
Banks	24.3	17.7	24.8	16.9	22.8	14.3
Beverages	1.7	1.2	—	1.7	0.9	0.5
Building Products	—	0.4	—	0.5	0.1	0.1
Capital Markets	—	—	—	0.8	—	—
Chemicals	0.4	1.8	—	2.5	0.4	0.4
Commercial Services & Suppliers	—	—	—	0.2	—	—
Communications Equipment	—	—	—	0.4	—	—
Construction & Engineering	—	—	1.4	1.3	0.7	0.2
Construction Materials	1.6	—	3.1	0.9	0.8	0.4
Consumer Finance	—	—	1.9	1.0	0.8	0.5
Containers & Packaging	—	—	—	—	0.4	0.2
Distributors	0.8	—	—	—	—	—
Diversified Consumer Services	—	—	2.6	0.5	1.1	0.4
Diversified Financial Services	—	2.3	—	0.5	0.4	0.5
Diversified Telecommunication Services	3.1	2.8	—	2.3	1.4	1.5
Electric Utilities	—	—	—	5.4	—	—
Electrical Equipment	0.4	—	1.8	0.7	—	—
Electronic Equipment, Instruments & Components	2.1	2.9	3.2	2.5	5.0	2.5
Energy Equipment & Services	—	0.6	0.3	—	—	—
Food & Staples Retailing	2.6	2.4	1.0	1.5	0.8	0.8
Food Products	—	2.5	0.6	1.7	0.4	0.5
Gas Utilities	—	1.4	—	—	—	0.3
Health Care Equipment & Supplies	—	—	—	0.9	—	—
Health Care Providers & Services	0.2	0.8	—	—	0.2	0.1
Hotels, Restaurants & Leisure	0.3	2.1	—	0.6	0.5	0.7
Household Durables	1.3	2.5	1.3	0.7	1.2	0.5
Household Products	1.0	—	—	0.4	0.8	0.5
Independent Power and Renewable Electricity Producers	—	—	—	—	0.4	0.2
Industrial Conglomerates	1.4	0.9	—	1.2	1.1	0.7
Insurance	3.7	4.3	2.8	2.9	1.7	1.3
Internet & Catalog Retail	—	0.9	0.9	0.2	—	0.2
Internet Software & Services	5.9	6.5	8.6	7.9	9.2	5.1
IT Services	6.3	1.0	—	2.5	2.3	1.4
Machinery	1.3	0.8	0.6	0.3	1.2	0.7
Marine	—	—	—	0.3	—	—
Media	—	1.8	2.2	1.8	—	0.9
Metals & Mining	1.6	1.1	4.3	3.1	1.5	0.9
Multiline Retail	0.9	1.1	0.9	—	—	0.2
Oil, Gas & Consumable Fuels	7.8	5.2	12.1	8.8	8.7	6.3
Paper & Forest Products	—	1.2	—	0.2	—	0.2
Personal Products	0.3	2.6	—	0.8	0.2	0.8
Pharmaceuticals	—	2.0	7.2	1.4	2.6	1.3
Professional Services	—	—	—	—	0.5	0.3
Real Estate Investment Trusts (REITs)	—	0.8	1.5	—	0.6	0.5
Real Estate Management & Development	—	0.7	—	3.0	0.5	0.4
Road & Rail	0.8	—	—	—	0.9	0.5

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

				Lazard
	Lazard	Lazard	Lazard	Emerging	Lazard	Lazard
	Emerging	Emerging	Developing	Markets	Emerging	Emerging
	Markets	Markets	Markets	Equity	Markets	Markets
	Equity	Core Equity	Equity	Advantage	Equity Blend	Multi Asset
Industry*	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Semiconductors & Semiconductor Equipment	5.9%	7.5%	5.2%	5.6%	8.1%	5.1%
Software	—	0.6	0.1	—	—	—
Specialty Retail	0.1	—	—	1.3	0.4	0.2
Technology Hardware, Storage & Peripherals	3.3	5.9	2.8	5.4	3.4	2.7
Textiles, Apparel & Luxury Goods	—	—	0.9	0.8	2.1	1.1
Thrifts & Mortgage Finance	—	—	—	—	0.6	0.3
Tobacco	1.5	—	—	1.0	0.6	0.4
Transportation Infrastructure	1.6	2.8	—	0.9	1.0	1.2
Water Utilities	—	1.2	—	—	0.4	0.5
Wireless Telecommunication Services	8.5	3.7	—	4.3	3.7	2.9
Subtotal	96.1	97.4	98.4	101.1	96.2	64.5
Foreign Government Obligations	—	—	—	—	—	18.3
US Treasury Securities	—	—	—	—	—	5.3
Short-Term Investments	3.1	3.0	0.5	0.5	2.9	10.9
Total Investments	99.2%	100.4%	98.9%	101.6%	99.1%	99.0%

	Lazard	Lazard
	Emerging	Explorer
	Markets Debt	Total Return
Industry*	Portfolio	Portfolio

Banks	1.2%	—%
Chemicals	0.3	0.2
Construction Materials	—	0.4
Diversified Financial Services	0.6	0.5
Diversified Telecommunication Services	0.2	0.3
Electric Utilities	0.2	0.6
Hotels, Restaurants & Leisure	—	0.2
Media	—	0.3
Metals & Mining	0.5	—
Oil, Gas & Consumable Fuels	6.3	5.8
Transportation Infrastructure	0.6	0.2
Wireless Telecommunication Services	0.5	0.7
Subtotal	10.4	9.2
Foreign Government Obligations	85.2	63.2
Purchased Options	—	0.1
Short-Term Investments	3.7	24.6
Total Investments	99.3%	97.1%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

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The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

	Lazard	Lazard Emerging	Lazard
	Emerging Markets	Markets Core	Developing Markets
June 30, 2016	Equity Portfolio	Equity Portfolio	Equity Portfolio

ASSETS
Investments in securities, at fair value	$10,488,729,347	$119,639,670	$255,793,620
Non-controlled affiliated issuers, at fair value (Note 5)	94,010,672	—	—
Cash	—	—	—
Cash collateral due from broker	—	—	—
Foreign currency, at fair value	2,381,237	50,543	62,810
Receivables for:
Dividends and interest	59,914,538	580,136	1,141,053
Capital stock sold	36,495,600	172,327	627,563
Investments sold	1,402,130	923,631	2,193,374
Amount due from Investment Manager (Note 3)	—	—	—
Gross unrealized appreciation on forward currency contracts	—	—	—
Premium for swap agreements purchased	—	—	—
Prepaid expenses	8,624	—	—
Total assets	10,682,942,148	121,366,307	259,818,420
LIABILITIES
Due to custodian	—	—	—
Cash collateral due to broker	—	—	—
Payables for:
Management fees	8,383,732	92,258	210,290
Accrued custodian fees	1,209,887	29,999	153,399
Accrued distribution fees	245,319	505	1,587
Accrued professional services	66,141	19,738	10,995
Capital stock redeemed	7,331,317	74,761	288,151
Investments purchased	311,811	1,923,492	356,237
Dividends	—	—	—
Offering costs (Note 2(h))	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Written options, at fair value	—	—	—
Other accrued expenses and payables	1,825,809	17,372	53,710
Total liabilities	19,374,016	2,158,125	1,074,369
Net assets	$10,663,568,132	$119,208,182	$258,744,051

NET ASSETS
Paid in capital	$12,535,249,447	$127,376,117	$420,238,500
Undistributed (distributions in excess of) net investment income (loss)	184,434,287	523,048	(620,712)
Accumulated net realized gain (loss)	(1,180,058,897)	(10,835,917)	(169,619,711)
Net unrealized appreciation (depreciation) on:
Investments	(707,411,367)	2,145,828	8,744,935
Non-controlled affiliated issuers	(168,825,132)	—	—
Foreign currency translations and forward currency contracts	179,794	(894)	1,039
Written options	—	—	—
Swap agreements	—	—	—
Net assets	$10,663,568,132	$119,208,182	$258,744,051
Institutional Shares
Net assets	$9,242,333,377	$116,102,528	$251,003,342
Shares of capital stock outstanding*	603,622,040	13,236,055	25,264,993
Net asset value, offering and redemption price per share	$15.31	$8.77	$9.93
Open Shares
Net assets	$1,255,780,539	$3,105,654	$7,740,709
Shares of capital stock outstanding*	79,886,824	355,304	779,758
Net asset value, offering and redemption price per share	$15.72	$8.74	$9.93
R6 Shares
Net assets	$165,454,216	—	—
Shares of capital stock outstanding*	10,807,979	—	—
Net asset value, offering and redemption price per share	$15.31	—	—
Cost of investments in securities	$11,195,193,696	$117,493,842	$247,048,685
Cost of non-controlled affiliated issuers	$262,835,804	$—	$—
Proceeds received from written options	$—	$—	$—
Cost of foreign currency	$2,381,872	$49,499	$62,564

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Lazard	Lazard Emerging	Lazard	Lazard	Lazard Explorer	Lazard
Emerging Markets Equity	Markets Equity	Emerging Markets	Emerging Markets	Total Return	Emerging Markets
Advantage Portfolio	Blend Portfolio	Multi Asset Portfolio	Debt Portfolio	Portfolio	Income Portfolio

$2,980,891	$274,727,292	$178,304,907	$268,545,401	$246,391,110	$12,644,745
—	—	—	—	—	—
—	—	—	—	190,388	—
—	—	—	—	280,000	—
4,683	63,967	118,340	544,700	23,560	12,911

18,301	1,474,292	1,251,210	4,574,591	2,749,482	90,780
—	447,429	96,654	129,375	6,700	—
8,920	1,231,129	1,422,894	1,270,822	5,677,571	—
20,575	—	—	—	—	6,514
—	—	482,834	628,817	1,149,009	142,809
—	—	46,500	—	782,500	—
19,835	70,012	12,704	10,633	8,311	12,487
3,053,205	278,014,121	181,736,043	275,704,339	257,258,631	12,910,246

—	—	—	42	—	—
—	—	10,000	—	—	—

—	238,653	148,816	171,491	203,689	—
28,322	148,992	53,170	45,837	28,158	10,367
21	1,339	197	1,499	288	27
21,633	12,031	21,433	29,759	25,841	23,743
—	235,461	83,668	70,286	309,695	6
12,962	39,253	516,945	4,126,941	898,880	—
—	—	—	2,332	239	—
46,283	—	—	—	—	—

—	—	800,307	838,626	1,847,065	214,709
—	—	1,328	—	30,098	—
—	—	1,152	—	10,296	—
10,007	40,586	33,386	14,225	23,821	9,344
119,228	716,315	1,670,402	5,301,038	3,378,070	258,196
$2,933,977	$277,297,806	$180,065,641	$270,403,301	$253,880,561	$12,652,050

$3,340,519	$383,854,322	$213,243,389	$320,144,841	$275,102,131	$12,819,933
11,919	(139,072)	120,838	(5,337,380)	(2,928,600)	(200,777)
(374,629)	(103,473,219)	(32,265,048)	(46,523,815)	(22,554,302)	88,358

(44,029)	(2,948,056)	(726,101)	2,259,595	4,943,505	13,167
—	—	—	—	—	—
197	3,831	(313,015)	(139,940)	(713,794)	(68,631)
—	—	6,906	—	61,719	—
—	—	(1,328)	—	(30,098)	—
$2,933,977	$277,297,806	$180,065,641	$270,403,301	$253,880,561	$12,652,050

$2,826,242	$270,619,522	$179,059,067	$262,957,262	$252,485,537	$12,519,918
327,198	29,147,155	22,466,757	31,581,417	28,518,907	1,415,335
$8.64	$9.28	$7.97	$8.33	$8.85	$8.85

$107,735	$6,678,284	$1,006,574	$7,446,039	$1,395,024	$132,132
12,489	718,904	126,235	886,015	156,676	14,911
$8.63	$9.29	$7.97	$8.40	$8.90	$8.86

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
$3,024,920	$277,653,597	$179,024,242	$266,285,806	$241,447,605	$12,631,578
$—	$—	$—	$—	$—	$—
$—	$—	$8,058	$—	$72,015	$—
$4,518	$63,617	$118,899	$533,252	$22,344	$12,610

Semi-Annual Report  75

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2016	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

Investment Income (Loss)

Income
Dividends
Unaffiliated issuers	$173,397,501	$1,486,878	$3,102,381
Non-controlled affiliated issuers (Note 5)	607,607	—	—
Interest	—	—	—
Total investment income*	174,005,108	1,486,878	3,102,381

Expenses
Management fees (Note 3)	47,813,277	527,672	1,539,771
Custodian fees	3,015,995	82,448	261,394
Distribution fees (Open Shares)	1,405,843	3,325	10,033
Shareholders’ reports	600,384	2,752	40,537
Administration fees	552,792	35,486	55,728
Shareholders’ services	295,910	13,996	19,960
Directors’ fees and expenses	182,079	4,405	9,041
Professional services	163,317	19,747	27,873
Registration fees	45,997	19,913	20,032
Amortization of offering costs (Note 2(h))	383	—	—
Other†	134,934	4,230	8,524
Total gross expenses	54,210,911	713,974	1,992,893
Management fees waived and expenses reimbursed	(3,257)	(24,010)	(4,348)
Administration fees waived	—	—	—
Total net expenses	54,207,654	689,964	1,988,545
Net investment income (loss)	119,797,454	796,914	1,113,836

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	(495,735,481)	(8,021,058)	(36,400,763)
Non-controlled affiliated issuers	(820,952)	—	—
Foreign currency transactions and forward currency contracts	(388,324)	7,087	(206,787)
Written options	—	—	—
Swap agreements	—	—	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(496,944,757)	(8,013,971)	(36,607,550)
Net change in unrealized appreciation (depreciation) on:
Investments***	1,703,348,698	9,995,759	62,608,376
Non-controlled affiliated issuers	(17,598,041)	—	—
Foreign currency translations and forward currency contracts	330,397	(1,257)	2,024
Written options	—	—	—
Swap agreements	—	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, options, and swap agreements	1,686,081,054	9,994,502	62,610,400
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	1,189,136,297	1,980,531	26,002,850
Net increase (decrease) in net assets resulting from operations	$1,308,933,751	$2,777,445	$27,116,686
* Net of foreign withholding taxes of	$25,578,118	$181,054	$289,713
** Net of foreign capital gains taxes of	$(37,489)	$—	$—
*** Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$189,982	$—	$189,409
† Includes interest on line of credit of	$—	$—	$5,523

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$46,081	$3,590,454	$1,561,554	$—	$—	$—
—	—	—	—	—	—
—	—	1,181,191	9,260,521	7,870,102	151,559
46,081	3,590,454	2,742,745	9,260,521	7,870,102	151,559

11,505	1,318,901	827,748	1,030,897	1,226,282	42,755
56,335	257,844	139,878	92,771	61,817	27,833
121	8,210	1,071	8,926	1,713	163
1,650	57,692	12,399	5,532	5,138	1,551
24,795	51,310	41,487	50,723	49,472	26,273
12,145	30,914	13,659	14,323	13,668	12,752
2,537	8,152	5,562	7,571	7,240	2,737
18,156	24,327	29,286	28,114	24,339	20,357
9,967	29,858	19,913	37,317	19,913	14,940
20,526	—	—	—	—	—
2,696	9,099	5,138	8,484	6,299	2,942
160,433	1,796,307	1,096,141	1,284,658	1,415,881	152,303
(136,025)	(71,882)	(18,783)	(4,152)	(5,791)	(83,452)
(9,375)	—	—	—	—	(9,375)
15,033	1,724,425	1,077,358	1,280,506	1,410,090	59,476
31,048	1,866,029	1,665,387	7,980,015	6,460,012	92,083

(172,837)	(24,329,211)	(9,543,616)	(6,066,206)	412,492	(69,803)
—	—	—	—	—	—
(796)	(122,996)	(17,514)	(721,482)	(661,865)	277,041
—	—	(47,869)	—	(429,138)	—
—	—	(4,717)	—	(191,468)	—

(173,633)	(24,452,207)	(9,613,716)	(6,787,688)	(869,979)	207,238

340,582	42,203,003	18,655,518	26,543,968	10,229,957	311,410
—	—	—	—	—	—
203	6,101	(194,573)	(92,855)	(1,486,214)	127,556
—	—	6,906	—	61,719	—
—	—	1,447	—	78,763	—

340,785	42,209,104	18,469,298	26,451,113	8,884,225	438,966

167,152	17,756,897	8,855,582	19,663,425	8,014,246	646,204
$198,200	$19,622,926	$10,520,969	$27,643,440	$14,474,258	$738,287
$6,812	$441,779	$196,603	$113,879	$(2,052)	$726
$—	$81,776	$586	$40,749	$—	$—

$—	$176,204	$23,554	$—	$—	$—
$2	$5,020	$—	$3,136	$—	$—

Semi-Annual Report  77

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets		Lazard Emerging Markets
	Equity Portfolio		Core Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(unaudited)	2015	(unaudited)	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$119,797,454	$227,360,697	$796,914	$190,867
Net realized gain (loss) on investments and foreign currency transactions	(496,944,757)	(636,488,846)	(8,013,971)	(2,519,787)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,686,081,054	(2,312,934,505)	9,994,502	(6,842,940)
Net increase (decrease) in net assets resulting from operations	1,308,933,751	(2,722,062,654)	2,777,445	(9,171,860)
Distributions to shareholders
From net investment income
Institutional Shares	—	(142,503,178)	—	(180,297)
Open Shares	—	(11,377,382)	—	—
R6 Shares	—	(1,330,764)	—	—
From net realized gains
Institutional Shares	—	(40,346,125)	—	—
Open Shares	—	(3,878,486)	—	—
R6 Shares	—	(357,845)	—	—
Return of capital
Institutional Shares	—	—	—	(88,130)
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(199,793,780)	—	(268,427)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,073,563,048	2,526,892,552	27,674,266	85,622,157
Open Shares	484,387,371	335,817,831	711,359	1,562,389
R6 Shares	1,364,871	177,286,490	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	22,763	169,829,270	—	213,430
Open Shares	—	14,707,059	—	—
R6 Shares	—	475,012	—	—
Cost of shares redeemed
Institutional Shares	(1,181,638,267)	(3,976,707,530)	(16,669,208)	(14,024,038)
Open Shares	(238,345,074)	(732,854,550)	(50,262)	(4,268,230)
R6 Shares	(713,717)	(8,971,555)	—	—
Net increase (decrease) in net assets from capital stock transactions	138,640,995	(1,493,525,421)	11,666,155	69,105,708
Redemption fees (Note 2(j))
Institutional Shares	18,869	85,894	—	484
Open Shares	4,391	24,702	—	—
Net increase in net assets from redemption fees	23,260	110,596	—	484
Total increase (decrease) in net assets	1,447,598,006	(4,415,271,259)	14,443,600	59,665,905
Net assets at beginning of period	9,215,970,126	13,631,241,385	104,764,582	45,098,677
Net assets at end of period*	$10,663,568,132	$9,215,970,126	$119,208,182	$104,764,582
*Includes undistributed (distributions in excess of) net investment income (loss) of	$184,434,287	$64,636,833	$523,048	$(273,866)
(a) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	612,915,207	707,314,715	11,913,811	4,141,159
Shares sold	76,986,284	155,548,937	3,372,978	9,340,075
Shares issued to shareholders from reinvestment of distributions	1,681	12,506,774	—	24,789
Shares redeemed	(86,281,132)	(262,455,219)	(2,050,734)	(1,592,212)
Net increase (decrease)	(9,293,167)	(94,399,508)	1,322,244	7,772,652
Shares outstanding at end of period	603,622,040	612,915,207	13,236,055	11,913,811

Open Shares
Shares outstanding at beginning of period	60,265,874	83,551,356	273,190	547,633
Shares sold	36,774,382	21,125,275	88,286	161,890
Shares issued to shareholders from reinvestment of distributions	—	1,053,670	—	—
Shares redeemed	(17,153,432)	(45,464,427)	(6,172)	(436,333)
Net increase (decrease)	19,620,950	(23,285,482)	82,114	(274,443)
Shares outstanding at end of period	79,886,824	60,265,874	355,304	273,190

R6 Shares*
Shares outstanding at beginning of period	10,761,543	—
Shares sold	98,060	11,383,985
Shares issued to shareholders from reinvestment of distributions	—	34,735
Shares redeemed	(51,624)	(657,177)
Net increase	46,436	10,761,543
Shares outstanding at end of period	10,807,979	10,761,543

* The inception date for R6 Shares was January 19, 2015.

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Lazard Developing Markets		Lazard Emerging Markets		Lazard Emerging Markets
Equity Portfolio		Equity Advantage Portfolio		Equity Blend Portfolio
Six Months Ended	Year Ended	Six Months Ended	Period Ended	Six Months Ended	Year Ended
June 30, 2016	December 31,	June 30, 2016	December 31,	June 30, 2016	December 31,
(unaudited)	2015	(unaudited)	2015 (a)	(unaudited)	2015

$1,113,836	$2,201,358	$31,048	$24,631	$1,866,029	$5,738,043

(36,607,550)	(52,150,416)	(173,633)	(202,076)	(24,452,207)	(67,692,018)

62,610,400	(6,254,455)	340,785	(384,617)	42,209,104	580,940

27,116,686	(56,203,513)	198,200	(562,062)	19,622,926	(61,373,035)

—	(1,924,292)	—	(43,330)	—	(6,648,716)
—	(13,305)	—	(1,479)	—	(117,959)
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	(222,431)
—	—	—	—	—	(3,946)
—	(1,937,597)	—	(44,809)	—	(6,993,052)

35,034,385	160,628,933	17,103	3,160,000	40,484,307	123,910,759
1,116,098	4,472,487	5,801	114,935	554,962	22,146,753
—	—	—	—	—	—

—	1,804,758	—	43,330	—	6,577,069
—	13,190	—	1,479	—	120,456
—	—	—	—	—	—

(154,478,010)	(188,831,386)	—	—	(76,791,569)	(243,837,698)
(4,736,894)	(8,133,436)	—	—	(1,537,557)	(132,387,511)
—	—	—	—	—	—

(123,064,421)	(30,045,454)	22,904	3,319,744	(37,289,857)	(223,470,172)

509	1,622	—	—	39	1,456
1	3	—	—	1	194
510	1,625	—	—	40	1,650
(95,947,225)	(88,184,939)	221,104	2,712,873	(17,666,891)	(291,834,609)
354,691,276	442,876,215	2,712,873	—	294,964,697	586,799,306
$258,744,051	$354,691,276	$2,933,977	$2,712,873	$277,297,806	$294,964,697

$(620,712)	$(1,734,548)	$11,919	$(19,129)	$(139,072)	$(2,005,101)

38,037,272	40,927,103	324,964	—	33,751,879	46,286,681
3,957,688	16,044,111	2,234	319,608	4,824,550	12,895,558
—	202,540	—	5,356	—	766,558
(16,729,967)	(19,136,482)	—	—	(9,429,274)	(26,196,918)
(12,772,279)	(2,889,831)	2,234	324,964	(4,604,724)	(12,534,802)
25,264,993	38,037,272	327,198	324,964	29,147,155	33,751,879

1,205,398	1,536,338	11,805	—	831,641	12,384,807
122,154	475,961	684	11,622	66,555	2,271,163
—	1,554	—	183	—	14,023
(547,794)	(808,455)	—	—	(179,292)	(13,838,352)
(425,640)	(330,940)	684	11,805	(112,737)	(11,553,166)
779,758	1,205,398	12,489	11,805	718,904	831,641

Semi-Annual Report  79

	Lazard Emerging Markets Multi Asset Portfolio		Lazard Emerging Markets Debt Portfolio
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,665,387	$2,723,881	$7,980,015	$17,108,605
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(9,613,716)	(16,665,143)	(6,787,688)	(43,771,586)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, options and swap agreements	18,469,298	(7,135,560)	26,451,113	(7,785,822)
Net increase (decrease) in net assets resulting from operations	10,520,969	(21,076,822)	27,643,440	(34,448,803)
Distributions to shareholders
From net investment income
Institutional Shares	—	(1,613,919)	(7,730,815)	(5,267)
Open Shares	—	(5,138)	(209,405)	(39)
Return of capital
Institutional Shares	—	—	—	(16,941,958)
Open Shares	—	—	—	(126,193)
Net decrease in net assets resulting from distributions	—	(1,619,057)	(7,940,220)	(17,073,457)
Capital stock transactions
Net proceeds from sales
Institutional Shares	9,918,751	14,378,243	16,577,931	177,866,366
Open Shares	247,887	229,591	1,205,702	7,523,204
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,456,346	7,715,048	16,649,970
Open Shares	—	5,138	209,295	121,551
Cost of shares redeemed
Institutional Shares	(2,951,738)	(26,085,369)	(38,997,231)	(210,940,585)
Open Shares	(60,730)	(547,125)	(1,436,933)	(1,549,327)
Net increase (decrease) in net assets from capital stock transactions	7,154,170	(10,563,176)	(14,726,188)	(10,328,821)
Redemption fees (Note 2(j))
Institutional Shares	—	—	—	5,758
Open Shares	— (a)	—	—	389
Net increase in net assets from redemption fees	— (a)	—	—	6,147
Total increase (decrease) in net assets	17,675,139	(33,259,055)	4,977,032	(61,844,934)
Net assets at beginning of period	162,390,502	195,649,557	265,426,269	327,271,203
Net assets at end of period*	$180,065,641	$162,390,502	$270,403,301	$265,426,269
* Includes undistributed (distributions in excess of) net investment income (loss) of	$120,838	$(1,544,549)	$(5,337,380)	$(5,377,175)
(a) Amount is less than $0.50.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	21,518,578	22,650,250	33,508,407	36,913,195
Shares sold	1,343,565	1,774,725	2,089,262	20,813,447
Shares issued to shareholders from reinvestment of distributions	—	193,149	959,448	2,003,594
Shares redeemed	(395,386)	(3,099,546)	(4,975,700)	(26,221,829)
Net increase (decrease)	948,179	(1,131,672)	(1,926,990)	(3,404,788)
Shares outstanding at end of period	22,466,757	21,518,578	31,581,417	33,508,407
Open Shares
Shares outstanding at beginning of period	101,155	139,329	887,388	124,131
Shares sold	33,480	28,018	154,280	937,651
Shares issued to shareholders from reinvestment of distributions	—	680	25,765	15,058
Shares redeemed	(8,400)	(66,872)	(181,418)	(189,452)
Net increase (decrease)	25,080	(38,174)	(1,373)	763,257
Shares outstanding at end of period	126,235	101,155	886,015	887,388

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Lazard Explorer Total Return Portfolio		Lazard Emerging Markets Income Portfolio
Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

$6,460,012	$8,079,405	$92,083	$9,894

(869,979)	(24,676,918)	207,238	(791,521)

8,884,225	1,855,619	438,966	(366,500)

14,474,258	(14,741,894)	738,287	(1,148,127)

(6,357,481)	(4,046,291)	(92,379)	—
(33,304)	(85,810)	—	—

—	(3,943,160)	—	(13,481)
—	(83,623)	—	—
(6,390,785)	(8,158,884)	(92,379)	(13,481)

11,741,236	244,120,989	45,000	11,194,673
168,563	2,615,494	—	41,513

6,354,515	7,992,755	92,379	13,479
33,120	137,674	—	—

(22,868,531)	(113,908,679)	(1,057,016)	(2,243,669)
(195,899)	(8,120,303)	(29,307)	(6,955)

(4,766,996)	132,837,930	(948,944)	8,999,041

—	—	—	—
—	3,695	—	—
—	3,695	—	—
3,316,477	109,940,847	(303,036)	7,837,433
250,564,084	140,623,237	12,955,086	5,117,653
$253,880,561	$250,564,084	$12,652,050	$12,955,086

$(2,928,600)	$(2,997,827)	$(200,777)	$(200,481)

29,101,055	14,321,463	1,519,965	544,226
1,385,608	26,643,183	5,379	1,229,484

734,136	899,825	10,594	1,492
(2,701,892)	(12,763,416)	(120,603)	(255,237)
(582,148)	14,779,592	(104,630)	975,739
28,518,907	29,101,055	1,415,335	1,519,965

155,824	763,194	18,495	14,487
19,674	282,705	—	4,784

3,804	15,177	—	—
(22,626)	(905,252)	(3,584)	(776)
852	(607,370)	(3,584)	4,008
156,676	155,824	14,911	18,495

Semi-Annual Report  81

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$13.44	$17.19	$18.67	$19.54	$16.80	$21.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.30	0.37	0.35	0.35	0.49
Net realized and unrealized gain (loss)	1.69	(3.76)	(1.13)	(0.51)	3.39	(4.36)
Total from investment operations	1.87	(3.46)	(0.76)	(0.16)	3.74	(3.87)
Less distributions from:
Net investment income	—	(0.23)	(0.37)	(0.36)	(0.36)	(0.63)
Net realized gains	—	(0.06)	(0.35)	(0.35)	(0.64)	(0.48)
Total distributions	—	(0.29)	(0.72)	(0.71)	(1.00)	(1.11)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.31	$13.44	$17.19	$18.67	$19.54	$16.80
Total Return (c)	13.91%	–20.16%	–4.16%	–0.80%	22.36%	–17.75%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,242,333	$8,238,638	$12,156,645	$12,691,329	$13,315,172	$10,902,557
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.09%	1.09%	1.10%	1.12%
Gross expenses	1.10%	1.10%	1.09%	1.09%	1.10%	1.12%
Net investment income (loss)	2.53%	1.83%	1.97%	1.80%	1.85%	2.44%
Portfolio turnover rate	6%	14%	12%	16%	23%	23%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$13.82	$17.65	$19.14	$20.03	$17.20	$22.19
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.26	0.34	0.30	0.30	0.49
Net realized and unrealized gain (loss)	1.73	(3.84)	(1.16)	(0.53)	3.47	(4.50)
Total from investment operations	1.90	(3.58)	(0.82)	(0.23)	3.77	(4.01)
Less distributions from:
Net investment income	—	(0.19)	(0.32)	(0.31)	(0.30)	(0.50)
Net realized gains	—	(0.06)	(0.35)	(0.35)	(0.64)	(0.48)
Total distributions	—	(0.25)	(0.67)	(0.66)	(0.94)	(0.98)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.72	$13.82	$17.65	$19.14	$20.03	$17.20
Total Return (c)	13.75%	–20.33%	–4.39%	–1.14%	22.03%	–18.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,255,781	$832,706	$1,474,597	$2,206,930	$2,625,843	$2,731,646
Ratios to average net assets (d):
Net expenses	1.36%	1.37%	1.37%	1.37%	1.40%	1.42%
Gross expenses	1.36%	1.37%	1.37%	1.37%	1.40%	1.42%
Net investment income (loss)	2.33%	1.58%	1.76%	1.55%	1.58%	2.18%
Portfolio turnover rate	6%	14%	12%	16%	23%	23%

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/16†	For the Period 1/19/15* to 12/31/15

R6 Shares
Net asset value, beginning of period	$13.44	$17.26
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.27
Net realized and unrealized gain (loss)	1.69	(3.80)
Total from investment operations	1.87	(3.53)
Less distributions from:
Net investment income	—	(0.23)
Net realized gains	—	(0.06)
Total distributions	—	(0.29)
Net asset value, end of period	$15.31	$13.44
Total Return (c)	13.91%	–20.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$165,454	$144,626
Ratios to average net assets (d):
Net expenses	1.10%	1.12%
Gross expenses	1.11%	1.13%
Net investment income (loss)	2.53%	1.79%
Portfolio turnover rate	6%	14%

*	The inception date for R6 Shares was January 19, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 10/31/13* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$8.60	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	0.11	(1.03)	(0.15)	(0.16)
Total from investment operations	0.17	(1.00)	(0.12)	(0.17)
Less distributions from:
Net investment income	—	(0.01)	(0.08)	—
Return of capital	—	(0.01)	(0.01)	—
Total distributions	—	(0.02)	(0.09)	—
Redemption fees	—	— (b)	—	—
Net asset value, end of period	$8.77	$8.60	$9.62	$9.83
Total Return (c)	1.98%	–10.36%	–1.25%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$116,103	$102,421	$39,832	$3,265
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.33%	1.52%	2.28%	24.66%
Net investment income (loss)	1.52%	0.32%	0.28%	–0.71%
Portfolio turnover rate	38%	46%	45%	12%

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 10/31/13* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$8.58	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	— (b)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.11	(1.04)	(0.11)	(0.16)
Total from investment operations	0.16	(1.04)	(0.15)	(0.17)
Less distributions from:
Net investment income	—	—	(0.05)	—
Return of capital	—	—	(0.01)	—
Total distributions	—	—	(0.06)	—
Redemption fees	—	—	— (b)	—
Net asset value, end of period	$8.74	$8.58	$9.62	$9.83
Total Return (c)	1.86%	–10.81%	–1.56%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,106	$2,344	$5,266	$627
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.08%	2.35%	2.81%	30.92%
Net investment income (loss)	1.29%	–0.04%	–0.35%	–0.90%
Portfolio turnover rate	38%	46%	45%	12%

*	The Portfolio commenced operations on October 31, 2013.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$9.04	$10.43	$11.81	$12.40	$10.68	$15.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.06	0.09	0.11	0.09	0.06
Net realized and unrealized gain (loss)	0.86	(1.40)	(1.30)	(0.60)	1.74	(4.00)
Total from investment operations	0.89	(1.34)	(1.21)	(0.49)	1.83	(3.94)
Less distributions from:
Net investment income	—	(0.05)	(0.17)	(0.10)	(0.11)	—
Net realized gains	—	—	—	—	—	(0.50)
Total distributions	—	(0.05)	(0.17)	(0.10)	(0.11)	(0.50)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$9.93	$9.04	$10.43	$11.81	$12.40	$10.68
Total Return (c)	9.96%	–12.84%	–10.27%	–3.90%	17.16%	–26.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$251,003	$343,788	$426,847	$558,716	$339,771	$160,441
Ratios to average net assets (d):
Net expenses	1.28%	1.20%	1.19%	1.17%	1.21%	1.30%
Gross expenses	1.28%	1.20%	1.19%	1.17%	1.21%	1.30%
Net investment income (loss)	0.73%	0.55%	0.80%	0.96%	0.74%	0.45%
Portfolio turnover rate	27%	66%	57%	48%	61%	68%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$9.05	$10.43	$11.81	$12.40	$10.68	$15.16
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.01	0.08	0.11	0.05	0.01
Net realized and unrealized gain (loss)	0.86	(1.38)	(1.33)	(0.63)	1.74	(3.99)
Total from investment operations	0.88	(1.37)	(1.25)	(0.52)	1.79	(3.98)
Less distributions from:
Net investment income	—	(0.01)	(0.13)	(0.07)	(0.07)	—
Net realized gains	—	—	—	—	—	(0.50)
Total distributions	—	(0.01)	(0.13)	(0.07)	(0.07)	(0.50)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$9.93	$9.05	$10.43	$11.81	$12.40	$10.68
Total Return (c)	9.72%	–13.11%	–10.57%	–4.18%	16.79%	–26.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,741	$10,903	$16,029	$44,324	$93,352	$63,415
Ratios to average net assets (d):
Net expenses	1.60%	1.57%	1.49%	1.45%	1.53%	1.60%
Gross expenses	1.71%	1.57%	1.49%	1.45%	1.53%	1.62%
Net investment income (loss)	0.54%	0.13%	0.70%	0.90%	0.43%	0.10%
Portfolio turnover rate	27%	66%	57%	48%	61%	68%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital	Six Months Ended	For the Period 5/29/15* to
stock outstanding throughout each period	6/30/16†	12/31/15
Institutional Shares
Net asset value, beginning of period	$8.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.08
Net realized and unrealized gain (loss)	0.49	(1.88)
Total from investment operations	0.58	(1.80)
Less distributions from:
Net investment income	—	(0.14)
Total distributions	—	(0.14)
Net asset value, end of period	$8.64	$8.06
Total Return (b)	7.20%	–17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,826	$2,618
Ratios to average net assets (c):
Net expenses	1.10%	1.10%
Gross expenses	11.41%	11.47%
Net investment income (loss)	2.30%	1.54%
Portfolio turnover rate	29%	38%

Selected data for a share of capital	Six Months Ended	For the Period 5/29/15* to
stock outstanding throughout each period	6/30/16†	12/31/15
Open Shares
Net asset value, beginning of period	$8.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.06
Net realized and unrealized gain (loss)	0.49	(1.87)
Total from investment operations	0.57	(1.81)
Less distributions from:
Net investment income	—	(0.13)
Total distributions	—	(0.13)
Net asset value, end of period	$8.63	$8.06
Total Return (b)	7.07%	–18.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$108	$95
Ratios to average net assets (c):
Net expenses	1.40%	1.40%
Gross expenses	23.78%	26.37%
Net investment income (loss)	2.06%	1.18%
Portfolio turnover rate	29%	38%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$8.53	$10.00	$11.18	$11.45	$9.77	$12.45
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.12	0.15	0.11	0.11	0.15
Net realized and unrealized gain (loss)	0.69	(1.39)	(1.12)	(0.24)	1.68	(2.70)

Total from investment operations	0.75	(1.27)	(0.97)	(0.13)	1.79	(2.55)
Less distributions from:
Net investment income	—	(0.19)	(0.21)	(0.08)	(0.11)	(0.08)
Net realized gains	—	—	—	(0.05)	—	(0.05)
Return of capital	—	(0.01)	— (b)	(0.01)	—	—

Total distributions	—	(0.20)	(0.21)	(0.14)	(0.11)	(0.13)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$9.28	$8.53	$10.00	$11.18	$11.45	$9.77

Total Return (c)	8.79%	–12.74%	–8.66%	–1.14%	18.19%	–20.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$270,620	$287,857	$463,043	$478,754	$201,512	$85,091
Ratios to average net assets (d):
Net expenses	1.30%	1.20%	1.28%	1.30%	1.34%	1.35%
Gross expenses	1.34%	1.20%	1.28%	1.33%	1.34%	1.54%
Net investment income (loss)	1.42%	1.22%	1.33%	1.00%	1.01%	1.34%
Portfolio turnover rate	21%	38%	44%	48%	57%	62%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$8.55	$9.99	$11.17	$11.44	$9.76	$12.43
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.11	0.10	0.07	0.09	0.11
Net realized and unrealized gain (loss)	0.69	(1.38)	(1.10)	(0.24)	1.66	(2.68)

Total from investment operations	0.74	(1.27)	(1.00)	(0.17)	1.75	(2.57)
Less distributions from:
Net investment income	—	(0.17)	(0.18)	(0.04)	(0.07)	(0.05)
Net realized gains	—	—	—	(0.05)	—	(0.05)
Return of capital	—	— (b)	— (b)	(0.01)	—	—

Total distributions	—	(0.17)	(0.18)	(0.10)	(0.07)	(0.10)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$9.29	$8.55	$9.99	$11.17	$11.44	$9.76

Total Return (c)	8.65%	–12.77%	–8.95%	–1.47%	17.97%	–20.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,678	$7,107	$123,756	$118,594	$37,648	$22,571
Ratios to average net assets (d):
Net expenses	1.60%	1.54%	1.60%	1.60%	1.64%	1.65%
Gross expenses	2.19%	1.54%	1.63%	1.69%	1.77%	1.92%
Net investment income (loss)	1.11%	1.10%	0.94%	0.61%	0.78%	0.94%
Portfolio turnover rate	21%	38%	44%	48%	57%	62%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

LAZARD EMERGING MARKETS MULTI ASSET PORTFOLIO

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				3/31/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$7.51	$8.58	$9.28	$9.70	$8.57	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.13	0.17	0.13	0.09	0.09
Net realized and unrealized gain (loss)	0.39	(1.12)	(0.70)	(0.37)	1.11	(1.47)

Total from investment operations	0.46	(0.99)	(0.53)	(0.24)	1.20	(1.38)
Less distributions from:
Net investment income	—	(0.08)	(0.17)	(0.10)	(0.07)	(0.05)
Net realized gains	—	—	—	(0.08)	—	—
Return of capital	—	—	— (b)	—	—	—

Total distributions	—	(0.08)	(0.17)	(0.18)	(0.07)	(0.05)

Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.97	$7.51	$8.58	$9.28	$9.70	$8.57

Total Return (c)	6.13%	–11.59%	–5.57%	–2.41%	14.02%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$179,059	$161,629	$194,451	$223,328	$125,019	$56,527
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.28%	1.30%	1.30%	1.30%
Gross expenses	1.32%	1.32%	1.28%	1.31%	1.57%	2.23%
Net investment income (loss)	2.01%	1.52%	1.86%	1.42%	1.01%	1.34%
Portfolio turnover rate	45%	109%	122%	155%	160%	98%

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				3/31/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$7.53	$8.60	$9.29	$9.71	$8.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.10	0.15	0.10	0.08	0.07
Net realized and unrealized gain (loss)	0.37	(1.12)	(0.70)	(0.37)	1.08	(1.46)

Total from investment operations	0.44	(1.02)	(0.55)	(0.27)	1.16	(1.39)
Less distributions from:
Net investment income	—	(0.05)	(0.14)	(0.07)	(0.04)	(0.02)
Net realized gains	—	—	—	(0.08)	—	—
Return of capital	—	—	— (b)	—	—	—

Total distributions	—	(0.05)	(0.14)	(0.15)	(0.04)	(0.02)

Redemption fees	— (b)	—	—	— (b)	—	— (b)

Net asset value, end of period	$7.97	$7.53	$8.60	$9.29	$9.71	$8.59

Total Return (c)	5.98%	–11.85%	–5.89%	–2.73%	13.28%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,007	$761	$1,198	$2,185	$858	$262
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	3.06%	2.96%	2.23%	2.52%	3.82%	16.96%
Net investment income (loss)	1.79%	1.22%	1.63%	1.03%	0.82%	1.00%
Portfolio turnover rate	45%	109%	122%	155%	160%	98%

*	The Portfolio commenced operations on March 31, 2011.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS DEBT PORTFOLIO

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				2/28/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$7.71	$8.84	$9.53	$10.85	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	0.39	0.49	0.49	0.48	0.34
Net realized and unrealized gain (loss)	0.62	(1.13)	(0.66)	(1.25)	1.33	(0.17)

Total from investment operations	0.86	(0.74)	(0.17)	(0.76)	1.81	0.17
Less distributions from:
Net investment income	(0.24)	— (b)	(0.15)	(0.52)	(0.48)	(0.40)
Net realized gains	—	—	—	(0.04)	(0.24)	(0.01)
Return of capital	—	(0.39)	(0.37)	—	—	—

Total distributions	(0.24)	(0.39)	(0.52)	(0.56)	(0.72)	(0.41)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of period	$8.33	$7.71	$8.84	$9.53	$10.85	$9.76

Total Return (c)	11.36%	–8.55%	–2.07%	–7.13%	18.95%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$262,957	$258,517	$326,165	$446,180	$286,163	$106,813
Ratios to average net assets (d):
Net expenses	0.98%	0.96%	0.96%	0.97%	1.00%	1.04%
Gross expenses	0.98%	0.96%	0.96%	0.97%	1.03%	1.67%
Net investment income (loss)	6.20%	4.69%	5.14%	4.84%	4.60%	4.14%
Portfolio turnover rate	57%	162%	204%	108%	220%	108%

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				2/28/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$7.79	$8.91	$9.59	$10.88	$9.77	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.36	0.46	0.45	0.45	0.33
Net realized and unrealized gain (loss)	0.61	(1.11)	(0.68)	(1.24)	1.35	(0.20)

Total from investment operations	0.84	(0.75)	(0.22)	(0.79)	1.80	0.13
Less distributions from:
Net investment income	(0.23)	— (b)	(0.09)	(0.46)	(0.45)	(0.35)
Net realized gains	—	—	—	(0.04)	(0.24)	(0.01)
Return of capital	—	(0.37)	(0.37)	—	—	—

Total distributions	(0.23)	(0.37)	(0.46)	(0.50)	(0.69)	(0.36)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of period	$8.40	$7.79	$8.91	$9.59	$10.88	$9.77

Total Return (c)	10.97%	–8.64%	–2.53%	–7.35%	18.68%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,446	$6,910	$1,107	$9,310	$1,138	$128
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%	1.39%
Gross expenses	1.42%	1.75%	1.71%	1.39%	2.97%	16.28%
Net investment income (loss)	5.89%	4.54%	4.80%	4.45%	4.26%	3.84%
Portfolio turnover rate	57%	162%	204%	108%	220%	108%

*	The Portfolio commenced operations on February 28, 2011.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EXPLORER TOTAL RETURN PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		6/28/13* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$8.56	$9.32	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.28	0.36	0.16
Net realized and unrealized gain (loss)	0.28	(0.75)	(0.38)	(0.12)

Total from investment operations	0.51	(0.47)	(0.02)	0.04
Less distributions from:
Net investment income	(0.22)	(0.15)	(0.49)	(0.18)
Net realized gains	—	—	(0.01)	—
Return of capital	—	(0.14)	(0.02)	—

Total distributions	(0.22)	(0.29)	(0.52)	(0.18)

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$8.85	$8.56	$9.32	$9.86

Total Return (c)	6.09%	–5.13%	–0.21%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$252,486	$249,222	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.15%	1.16%	1.24%	1.30%
Gross expenses	1.15%	1.16%	1.30%	2.97%
Net investment income (loss)	5.27%	3.17%	3.57%	3.15%
Portfolio turnover rate	81%	262%	182%	69%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		6/28/13* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$8.61	$9.37	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.24	0.33	0.14
Net realized and unrealized gain (loss)	0.29	(0.75)	(0.38)	(0.11)

Total from investment operations	0.50	(0.51)	(0.05)	0.03
Less distributions from:
Net investment income	(0.21)	(0.12)	(0.43)	(0.15)
Net realized gains	—	—	(0.01)	—
Return of capital	—	(0.14)	(0.02)	—

Total distributions	(0.21)	(0.26)	(0.46)	(0.15)

Redemption fees	—	0.01	— (b)	—

Net asset value, end of period	$8.90	$8.61	$9.37	$9.88

Total Return (c)	5.88%	–5.42%	–0.52%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,395	$1,342	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.50%	1.50%	1.54%	1.60%
Gross expenses	2.34%	1.66%	1.78%	5.01%
Net investment income (loss)	4.92%	2.62%	3.26%	2.78%
Portfolio turnover rate	81%	262%	182%	69%

*	The Portfolio commenced operations on June 28, 2013.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS INCOME PORTFOLIO

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	4/30/14* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$8.42	$9.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.01	0.01
Net realized and unrealized gain (loss)	0.43	(0.74)	(0.85)

Total from investment operations	0.49	(0.73)	(0.84)
Less distributions from:
Net investment income	(0.06)	—	—
Return of capital	—	(0.01)	—

Total distributions	(0.06)	(0.01)	—

Net asset value, end of period	$8.85	$8.42	$9.16

Total Return (b)	5.84%	–7.94%	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,520	$12,800	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%
Gross expenses	2.22%	2.55%	5.15%
Net investment income (loss)	1.40%	0.09%	0.10%
Portfolio turnover rate	22%	175%	125%

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	4/30/14* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$8.39	$9.14	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.42	(0.73)	(0.85)

Total from investment operations	0.47	(0.75)	(0.86)

Net asset value, end of period	$8.86	$8.39	$9.14

Total Return (b)	5.60%	–8.21%	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$132	$155	$132
Ratios to average net assets (c):
Net expenses	1.20%	1.20%	1.20%
Gross expenses	12.13%	12.19%	13.96%
Net investment income (loss)	1.10%	–0.18%	–0.18%
Portfolio turnover rate	22%	175%	125%

*	The Portfolio commenced operations on April 30, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2016 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio (commenced investment operations on May 27, 2016), Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. This report includes only the financial statements of Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Multi Asset, Emerging Markets

Debt, Explorer Total Return and Emerging Markets Income Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2016, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares. Emerging Markets Debt Portfolio began issuing R6 Shares on July 28, 2016.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agree-

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ments with respect to equity securities, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

During the period ended June 30, 2016, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in fixed-income securities.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

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The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2016, only Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2016, transactions in options purchased and written were as follows:

Emerging Markets Multi Asset Portfolio

	Number of
Purchased Options	Contracts	Cost

Options outstanding at beginning of period	21,150	$21,425
Options purchased	165,050	129,861
Options sold	(54,200)	(51,189)
Options expired	(125,600)	(78,113)
Options outstanding at end of period	6,400	$21,984

	Number of
Written Options	Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	12,100	16,978
Options exercised	(5,700)	(8,920)
Options expired	—	—
Options outstanding at end of period	6,400	$8,058

Explorer Total Return Portfolio

	Number of
Purchased Options	Contracts	Cost

Options outstanding at beginning of period	185,100	$187,506
Options purchased	1,407,925	1,129,786
Options sold	(487,600)	(459,888)
Options expired	(1,048,225)	(660,922)
Options outstanding at end of period	57,200	$196,482

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	Number of
Written Options	Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	108,300	151,986
Options exercised	(51,100)	(79,971)
Options expired	—	—
Options outstanding at end of period	57,200	$72,015

None of the other Portfolios presented traded in options during the period ended June 30, 2016.

(e) Swap Agreements—A Portfolio may enter into credit default swap agreements whereby one counterparty (the “Protection Buyer”) pays an upfront payment or a periodic fee throughout the term of the swap agreement provided there is no credit event, which is expressed in basis points on the notional amount, in return for a payment by the seller of the credit default swap agreement (the “Protection Seller”) that results if a credit event such as defined in the swap agreement occurs, such as bankruptcy of the reference entity, obligation or index. Such credit default swap agreements are cash settled transactions. If a Portfolio enters into a credit default swap agreement as the Protection Buyer, the Portfolio is exposed to credit risk arising from the potential inability of the Protection Seller to perform under the agreement. If a Portfolio enters into a credit default swap agreement as the Protection Seller, the Portfolio is not exposed to credit risk but is subject to market risk as the credit default swap agreement is recorded at fair value which reflects the creditworthiness of the reference entity. As a Protection Seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to risk of loss limited to the notional amount of the swap agreement.

Credit ratings on the reference obligor underlying the credit derivatives, together with the periods of expiration, are generally indicators of payment/performance risk. In such instances where a Portfolio is the seller of protection, the likelihood of payment and performance is generally considered greater as the credit spread on the reference obligor underlying the credit derivatives and the period of expiration increases.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the period ended June 30, 2016, only Emerging Markets Multi Asset and Explorer Total Return Portfolios traded in swap agreements.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

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At December 31, 2015, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$33,047,892	$594,348,245
Emerging Markets Core Equity	1,963,434	—
Developing Markets Equity	31,877,873	71,997,661
Emerging Markets Equity Advantage	198,927	—
Emerging Markets Equity Blend	8,151,798	56,673,233
Emerging Markets Multi Asset	6,283,824	13,528,356
Emerging Markets Debt	27,819,262	9,943,464
Explorer Total Return	20,798,354	746,728
Emerging Markets Income	14,173	—

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

	Post October	Late Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral

Emerging Markets Core Equity	$—	$(22,939)
Developing Markets Equity	(10,842,778)	—
Emerging Markets Equity Blend	—	(147,122)
Emerging Markets Multi Asset	—	(231,758)
Emerging Markets Debt	—	(2,609,984)
Explorer Total Return	—	(1,517,077)
Emerging Markets Income	(881)	(348,398)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(g) Dividends and Distributions—Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, foreign taxes, net operating losses, wash sales, passive foreign investment companies and certain fixed-income securities and derivatives. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(h) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. The redemption fee will not apply to transactions in Portfolio shares on or after August 15, 2016.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to

96  Semi-Annual Report

make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Multi Asset	1.00
Emerging Markets Debt (a)	0.75
Explorer Total Return (b)	0.95
Emerging Markets Income	0.65

(a)	From January 1, 2016 to June 28, 2016, percentage was 0.80%.
(b)	From January 1, 2016 to June 28, 2016, percentage was 1.00%.

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

	Institutional	Open	R6
Portfolio	Shares	Shares	Shares	Year

Emerging Markets Equity	1.30%	1.60%	1.25%	2017
Emerging Markets Core Equity	1.30	1.60	N/A	2017
Developing Markets Equity	1.30	1.60	N/A	2017
Emerging Markets Equity Advantage	1.10	1.40	N/A	2017	(a)
Emerging Markets Equity Blend	1.30	1.60	N/A	2017
Emerging Markets Multi Asset	1.30	1.60	N/A	2026	(b)
Emerging Markets Debt	0.95	1.25	N/A	2017	(c)
Explorer Total Return	1.15	1.45	N/A	2017	(d)
Emerging Markets Income	0.90	1.20	N/A	2017

(a)	Agreement is through May 29, 2017.
(b)	Agreement is through April 29, 2026.
(c)	From January 1, 2016 through June 28, 2016, percentages were 1.00% and 1.30%, respectively. From June 29, 2016 through May 1, 2017, percentages are 0.95% and 1.25%, respectively. Agreement extends, for May 2, 2017 through April 29, 2026, at levels of 1.10% and 1.40%, respectively.
(d)	From January 1, 2016 through June 28, 2016, percentages were 1.20% and 1.50%, respectively.

During the period ended June 30, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Emerging Markets Core Equity	$17,569	$—	$6,441	$—
Developing Markets Equity	—	—	4,348	—
Emerging Markets Equity Advantage	11,094	114,459	411	10,061
Emerging Markets Equity Blend	52,575	—	19,307	—
Emerging Markets Multi Asset	12,511	—	4,283	1,989
Emerging Markets Debt	—	—	4,152	—
Explorer Total Return	—	—	5,791	—
Emerging Markets Income	42,331	34,086	424	6,611

Semi-Annual Report  97

R6 Shares
Management
Portfolio	Fees Waived

Emerging Markets Equity	$3,257

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2016, State Street waived its fees as follows:

Portfolio	Amount

Emerging Markets Equity Advantage	$9,375
Emerging Markets Income	9,375

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2016 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$667,614,818	$610,839,825
Emerging Markets Core Equity	54,221,360	39,398,664
Developing Markets Equity	83,081,665	201,468,005
Emerging Markets Equity Advantage	1,015,654	791,055
Emerging Markets Equity Blend	55,590,228	98,314,624
Emerging Markets Multi Asset	65,946,247	68,163,050
Emerging Markets Debt	143,160,247	161,348,800
Explorer Total Return	173,101,373	215,341,753
Emerging Markets Income	3,956,155	612,613

98  Semi-Annual Report

	US Treasury Securities
Portfolio	Purchases	Sales

Emerging Markets Multi Asset	$—	$1,014,883
Explorer Total Return	—	7,951,461

For the period ended June 30, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2016, the Investment Manager owned 89.90% and 35.28% of the outstanding shares of Emerging Markets Equity Advantage Portfolio and Emerging Markets Income Portfolio, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Emerging Markets Equity Portfolio for the period ended June 30, 2016, were as follows:

	Number of			Number of
	Shares Held at	Gross	Gross	Shares Held at	Fair Value at	Investment	Realized
Non-Controlled Affiliates	December 31, 2015	Additions	Reductions	June 30, 2016	June 30, 2016	Income	Gain (Loss)
PPC, Ltd.	33,848,906	365,399	(251,696)	33,962,609	$18,531,077	$607,607	$(820,952)
Weichai Power Co., Ltd., Class H	57,549,000	15,400,644	—	72,949,644	75,479,595	—	—
Total Affiliated Securities (Fair value is 0.88% of Net Assets)					$94,010,672	$607,607	$(820,952)

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2016, the Portfolios had borrowings under the Agreement as follows:

				Number of
	Average		Weighted	Days
	Daily	Maximum	Average	Borrowings
	Loan	Daily Loan	Interest	were
Portfolio	Balance*	Outstanding	Rate	Outstanding

Developing Markets Equity	$6,859,143	$14,100,000	1.44%	21
Emerging Markets Equity Advantage	7,371	8,600	1.44	7
Emerging Markets Equity Blend	11,465,455	26,100,000	1.43	11
Emerging Markets Debt	7,854,500	17,300,000	1.44	10

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2016 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—The Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems

Semi-Annual Report  99

that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolios may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than their higher rated investments. Credit risk is the risk that the issuer will not make inter-

est or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolios may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolios may not fully benefit from any increase in the value of their portfolio holdings as a result of declining interest rates).

(c) Swap Agreements and Other Derivatives Risk—Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolios’ performance. Derivatives transactions incur cost, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of derivatives transactions, even

100  Semi-Annual Report

when entered into for hedging purposes, may cause the Portfolios to experience losses greater than if the Portfolios had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2016:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

Emerging Markets Equity Portfolio
Common Stocks*
China	$940,410,797	$809,029,701	$—	$1,749,440,498
Egypt	—	89,757,093	—	89,757,093
Hong Kong	—	43,980,395	—	43,980,395
Hungary	—	165,195,380	—	165,195,380
India	—	1,046,225,395	—	1,046,225,395
Indonesia	321,832,524	479,087,325	—	800,919,849
Macau	—	31,082,012	—	31,082,012
Malaysia	—	67,308,091	—	67,308,091
Pakistan	—	220,946,007	—	220,946,007
Russia	156,520,508	786,031,016	—	942,551,524
South Africa	76,738,138	755,136,800	—	831,874,938
South Korea	—	1,349,460,053	—	1,349,460,053
Taiwan	—	578,211,584	—	578,211,584
Thailand	—	226,063,826	—	226,063,826
Turkey	—	460,309,023	—	460,309,023
Other	1,653,026,943	—	—	1,653,026,943
Short-Term Investment	326,387,408	—	—	326,387,408
Total	$3,474,916,318	$7,107,823,701	$—	$10,582,740,019

Semi-Annual Report  101

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

Emerging Markets Core Equity Portfolio
Common Stocks*
China	$8,566,650	$14,256,181	$—	$22,822,831
Czech Republic	—	789,276	—	789,276
Hong Kong	—	1,887,297	—	1,887,297
India	7,965,511	4,174,803	—	12,140,314
Indonesia	2,149,871	1,501,048	—	3,650,919
Philippines	—	2,700,613	—	2,700,613
Portugal	—	1,403,195	—	1,403,195
Russia	1,070,210	5,146,546	—	6,216,756
South Africa	—	4,890,912	—	4,890,912
South Korea	—	15,893,198	—	15,893,198
Taiwan	6,431,471	7,460,584	—	13,892,055
Thailand	—	2,703,913	—	2,703,913
Turkey	—	3,459,255	—	3,459,255
United Arab Emirates	—	887,188	—	887,188
Other	21,162,278	—	—	21,162,278
Preferred Stocks*	1,536,463	—	—	1,536,463
Short-Term Investment	3,603,207	—	—	3,603,207
Total	$52,485,661	$67,154,009	$—	$119,639,670

Developing Markets Equity Portfolio
Common Stocks*
China	$20,781,737	$46,523,230	$—	$67,304,967
Hong Kong	—	4,968,767	—	4,968,767
India	12,441,443	21,707,982	—	34,149,425
Indonesia	—	5,244,886	—	5,244,886
Portugal	—	3,376,292	—	3,376,292
Russia	5,720,510	21,267,800	—	26,988,310
South Africa	—	6,766,915	—	6,766,915
South Korea	—	20,289,922	—	20,289,922
Taiwan	4,651,418	20,343,972	—	24,995,390
Turkey	—	13,345,241	—	13,345,241
Other	41,442,355	—	—	41,442,355
Preferred Stocks*	5,511,541	—	—	5,511,541
Short-Term Investment	1,409,609	—	—	1,409,609
Total	$91,958,613	$163,835,007	$—	$255,793,620

102  Semi-Annual Report

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

Emerging Markets Equity Advantage Portfolio
Common Stocks*
China	$130,284	$614,105	$—	$744,389
Greece	—	18,405	—	18,405
Hong Kong	—	26,041	—	26,041
Hungary	—	43,376	—	43,376
India	159,991	40,856	—	200,847
Indonesia	35,157	44,329	—	79,486
Malaysia	40,214	59,053	—	99,267
Philippines	—	55,234	—	55,234
Poland	—	29,853	—	29,853
Russia	5,034	95,564	—	100,598
South Africa	—	154,880	—	154,880
South Korea	111,520	389,824	—	501,344
Taiwan	171,454	180,571	—	352,025
Thailand	21,286	97,858	—	119,144
Turkey	48,998	7,283	—	56,281
Other	340,173	—	—	340,173
Preferred Stocks*	46,301	—	—	46,301
Short-Term Investment	13,247	—	—	13,247
Total	$1,123,659	$1,857,232	$—	$2,980,891

Emerging Markets Equity Blend Portfolio
Common Stocks*
China	$24,845,263	$39,504,195	$—	$64,349,458
Egypt	—	1,404,047	—	1,404,047
Georgia	—	1,372,763	—	1,372,763
Hong Kong	—	7,251,336	—	7,251,336
Hungary	—	2,255,891	—	2,255,891
India	4,786,892	22,718,337	—	27,505,229
Indonesia	5,031,053	10,173,866	—	15,204,919
Macau	—	638,114	—	638,114
Malaysia	—	1,146,115	—	1,146,115
Portugal	—	2,835,123	—	2,835,123
Russia	12,035,944	11,944,344	—	23,980,288
South Africa	—	2,564,045	—	2,564,045
South Korea	—	25,657,589	—	25,657,589
Taiwan	3,781,458	27,192,512	—	30,973,970
Thailand	—	611,374	—	611,374
Turkey	4,851,852	9,286,086	—	14,137,938
United States	3,840,833	1,301,185	—	5,142,018
Other	39,652,893	—	—	39,652,893
Short-Term Investment	8,044,182	—	—	8,044,182
Total	$106,870,370	$167,856,922	$—	$274,727,292

Semi-Annual Report  103

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

Emerging Markets Multi Asset Portfolio
Assets:
Common Stocks*
China	$9,996,255	$14,737,582	$—	$24,733,837
Egypt	—	561,088	—	561,088
Georgia	—	473,793	—	473,793
Hong Kong	—	2,285,188	—	2,285,188
Hungary	—	904,177	—	904,177
India	3,907,722	7,488,081	—	11,395,803
Indonesia	2,553,647	3,698,427	—	6,252,074
Macau	—	256,452	—	256,452
Malaysia	—	388,051	—	388,051
Philippines	545,537	387,123	—	932,660
Portugal	—	1,213,755	—	1,213,755
Russia	5,329,321	3,907,132	—	9,236,453
South Africa	—	3,303,336	—	3,303,336
South Korea	—	13,325,584	—	13,325,584
Taiwan	4,568,199	6,780,467	—	11,348,666
Thailand	—	619,145	—	619,145
Turkey	1,940,453	2,538,263	—	4,478,716
United Arab Emirates	—	283,022	—	283,022
United States	981,754	446,512	—	1,428,266
Other	19,241,167	—	—	19,241,167
Corporate Bonds*	—	2,458,668	—	2,458,668
Foreign Government Obligations*	—	32,949,100	—	32,949,100
Quasi Government Bonds*	—	1,069,194	—	1,069,194
US Treasury Securities	—	9,509,393	—	9,509,393
Warrants**	—	—	—	—
Short-Term Investment	19,644,007	—	—	19,644,007
Purchased Options	—	13,312	—	13,312
Other Financial Instruments†
Forward Currency Contracts	—	482,834	—	482,834
Total	$68,708,062	$110,079,679	$—	$178,787,741

Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(1,328)	$—	$(1,328)
Forward Currency Contracts	—	(800,307)	—	(800,307)
Written Options	—	(1,152)	—	(1,152)
Total	$—	$(802,787)	$—	$(802,787)

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$7,481,124	$—	$7,481,124
Foreign Government Obligations*	—	230,384,910	—	230,384,910
Quasi Government Bonds*	—	20,693,977	—	20,693,977
Short-Term Investment	9,985,390	—	—	9,985,390
Other Financial Instruments† Forward Currency Contracts	—	628,817	—	628,817
Total	$9,985,390	$259,188,828	$—	$269,174,218

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(838,626)	$—	$(838,626)

104  Semi-Annual Report

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

Explorer Total Return Portfolio
Assets:
Corporate Bonds*	$—	$15,975,483	$—	$15,975,483
Foreign Government Obligations*	—	160,388,596	—	160,388,596
Quasi Government Bonds*	—	7,490,630	—	7,490,630
Warrants**	—	—	—	—
Short-Term Investment	62,417,425	—	—	62,417,425
Purchased Options	—	118,976	—	118,976
Other Financial Instruments†
Forward Currency Contracts	—	1,149,009	—	1,149,009
Total	$62,417,425	$185,122,694	$—	$247,540,119

Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(30,098)	$—	$(30,098)
Forward Currency Contracts	—	(1,847,065)	—	(1,847,065)
Written Options	—	(10,296)	—	(10,296)
Total	$—	$(1,887,459)	$—	$(1,887,459)

Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations*	$—	$5,698,146	$—	$5,698,146
Supranationals	—	44,600	—	44,600
US Treasury Securities	—	6,106,364	—	6,106,364
Short-Term Investment	795,635	—	—	795,635
Other Financial Instruments†
Forward Currency Contracts	—	142,809	—	142,809
Total	$795,635	$11,991,919	$—	$12,787,554

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(214,709)	$—	$(214,709)

*	Please refer to Portfolios of Investments (page 22 through 68) and Notes to Portfolios of Investments (page 71 through 72) for portfolio holdings by country and industry.
**	The warrant was reported in the Portfolios of Investments at zero market value.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain securities to which footnote (c) in the Notes to Portfolios of Investments apply are included in Level 2 and were valued based on reference to similar securities which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Devel-

oping Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend and Emerging Markets Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

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At June 30, 2016, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

Emerging Markets Equity	$640,208,892
Developing Markets Equity	7,187,428
Emerging Markets Equity Advantage	27,835
Emerging Markets Equity Blend	7,989,630
Emerging Markets Multi Asset	2,571,795

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Emerging Markets Multi Asset Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivatives was as follows:

Credit default swap agreements	$3,600,000
Interest rate swap agreements	$200,000	*
Forward currency contracts	$36,200,000

*	Represents average daily notional exposure for the eight days the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value

Asset Derivatives
Credit Risk:
Premium for swap agreements purchased	$46,500
Foreign Exchange Risk:
Investments in securities, at fair value	$13,312
Gross unrealized appreciation on forward currency contracts	$482,834

Liability Derivatives
Credit Risk:
Gross unrealized depreciation on swap agreements	$1,328
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$800,307
Written options, at fair value	$1,152

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$(10,704)
Foreign Exchange Risk:
Net realized gain (loss) on investments	$(33,689)
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(5,637)
Net realized gain (loss) on written options	$(47,869)
Interest Rate Risk:
Net realized gain (loss) on swap agreements	$5,987
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$1,447
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on investments	$5,985
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(205,053)
Net change in unrealized appreciation (depreciation) on written options	$6,906

106  Semi-Annual Report

Emerging Markets Debt Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivatives was as follows:

Forward currency contracts	$34,400,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$628,817
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$838,626

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(739,902)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(230,880)

Explorer Total Return Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivatives was as follows:

Credit default swap agreements	$31,400,000
Interest rate swap agreements	$1,500,000	*
Forward currency contracts	$95,800,000

*	Represents average monthly notional exposure for the two months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value

Asset Derivatives
Credit Risk:
Premium for swap agreements purchased	$782,500
Foreign Exchange Risk:
Investments in securities, at fair value	$118,976
Gross unrealized appreciation on forward currency contracts	$1,149,009
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on swap agreements	$30,098
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,847,065
Written options, at fair value	$10,296

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$(206,100)
Foreign Exchange Risk:
Net realized gain (loss) on investments	$(263,642)
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(537,445)
Net realized gain (loss) on written options	$(429,138)
Interest Rate Risk:
Net realized gain (loss) on swap agreements	$14,632
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(9,455)
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on investments	$50,768
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(1,471,315)
Net change in unrealized appreciation (depreciation) on written options	$61,719
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$88,218

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Emerging Markets Income Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivatives was as follows:

Forward currency contracts	$18,900,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$142,809
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$214,709

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$292,886
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$122,641

See Notes 2(c), 2(d), 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2016.

As of June 30, 2016, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

108  Semi-Annual Report

The required information for the affected Portfolios are presented in the below table, as of June 30, 2016:

Emerging Markets Multi Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$45,172	$—	$45,172
Forward Currency Contracts	482,834	—	482,834
Total	$528,006	$—	$528,006

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts

Barclays Bank PLC	$103,258	$(74,467)	$—	$28,791
BNP Paribas SA	15,185	(15,185)	—	—
Citibank NA	170,902	(132,622)	—	38,280
HSBC Bank USA NA	21,037	(21,037)	—	—
JPMorgan Chase Bank NA	125,780	(125,780)	—	—
Standard Chartered Bank	76,410	(76,410)	—	—
UBS AG	15,434	(15,434)	—	—
Total	$528,006	$(460,935)	$—	$67,071

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$800,307	$—	$800,307

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts

Barclays Bank PLC	$74,467	$(74,467)	$—	$—
BNP Paribas SA	22,509	(15,185)	—	7,324
Citibank NA	132,622	(132,622)	—	—
HSBC Bank USA NA	21,251	(21,037)	—	214
JPMorgan Chase Bank NA	135,805	(125,780)	—	10,025
Standard Chartered Bank	110,357	(76,410)	—	33,947
UBS AG	303,296	(15,434)	—	287,862
Total	$800,307	$(460,935)	$—	$339,372

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Semi-Annual Report  109

Emerging Markets Debt Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$628,817	$—	$628,817

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$246,768	$(246,768)	$—	$—
HSBC Bank USA NA	16,501	—	—	16,501
JPMorgan Chase Bank NA	99,469	(99,469)	—	—
Standard Chartered Bank	173,705	(138,861)	—	34,844
UBS AG	92,374	(86,101)	—	6,273
Total	$628,817	$(571,199)	$—	$57,618

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$838,626	$—	$838,626

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$394,810	$(246,768)	$—	$148,042
Citibank NA	2,971	—	—	2,971
JPMorgan Chase Bank NA	215,883	(99,469)	—	116,414
Standard Chartered Bank	138,861	(138,861)	—	—
UBS AG	86,101	(86,101)	—	—
Total	$838,626	$(571,199)	$—	$267,427

110  Semi-Annual Report

Explorer Total Return Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$752,402	$—	$752,402
Forward Currency Contracts	1,149,009	—	1,149,009
Total	$1,901,411	$—	$1,901,411

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts

Barclays Bank PLC	$1,114,547	$(530,655)	$—	$583,892
Citibank NA	148,749	(26,814)	—	121,935
JPMorgan Chase Bank NA	409,336	(409,336)	—	—
Standard Chartered Bank	140,212	(140,212)	—	—
UBS AG	88,567	(88,567)	—	—
Total	$1,901,411	$(1,195,584)	$—	$705,827

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,847,065	$—	$1,847,065

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts

Barclays Bank PLC	$530,655	$(530,655)	$—	$—
Citibank NA	26,814	(26,814)	—	—
JPMorgan Chase Bank NA	542,260	(409,336)	(132,924)	—
Standard Chartered Bank	535,045	(140,212)	—	394,833
UBS AG	212,291	(88,567)	—	123,724
Total	$1,847,065	$(1,195,584)	$(132,924)	$518,557

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Semi-Annual Report  111

Emerging Markets Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$142,809	$—	$142,809

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

BNP Paribas SA	$11,288	$—	$—	$11,288
Citibank NA	81,437	(74,504)	—	6,933
HSBC Bank USA NA	1,179	(1,179)	—	—
JPMorgan Chase Bank NA	12,645	(12,645)	—	—
Standard Chartered Bank	36,260	(5,848)	—	30,412
Total	$142,809	$(94,176)	$—	$48,633

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$214,709	$—	$214,709

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts

Citibank NA	$74,504	$(74,504)	$—	$—
HSBC Bank USA NA	27,873	(1,179)	—	26,694
JPMorgan Chase Bank NA	55,320	(12,645)	—	42,675
Standard Chartered Bank	5,848	(5,848)	—	—
UBS AG	51,164	—	—	51,164
Total	$214,709	$(94,176)	$—	$120,533

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed, there were no subsequent events that required adjustment or disclosure.

112  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report  113

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director	Investment Manager, Chief Executive Officer (2004 – present)
(July 2005)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

114  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) Held During the Past Five Years(2)

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A.Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  115

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $28 billion (as of April 30, 2016) of the approximately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of all Portfolios.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment

116  Semi-Annual Report

Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving advisory fees and/or reimbursing expenses.

For at least one share class of each Portfolio, current gross advisory fees were at or below the median of the relevant Group, except for the Emerging Markets Debt Portfolio (five basis points above the median for both share classes); Emerging Markets Equity Portfolio (one or two basis points above the median for each share class); and Explorer Total Return Portfolio (in the fifth quintile of the Group for each share class). It also was noted that the Investment Manager proposed to lower the advisory fees for the Emerging Markets Debt and Explorer Total Return Portfolios by five basis points, which would place the advisory fees for both share classes of the Emerging Markets Debt Portfolio at the Group medians and move the advisory fees for the Explorer Total Return Portfolio closer to the Group medians.

For both share classes of all Portfolios, current expense ratios were below, at or only slightly above the medians of those of the funds in the relevant Group, except for the Emerging Markets Debt Portfolio (in the fourth quintile of the Group for Institutional Shares and the fifth quintile of the Group for Open Shares) and Explorer Total Return Portfolio (in the fifth quintile of the Group for each share class). It also was noted that the Investment Manager proposed to lower the expense limitations for the Emerging Markets Debt and Explorer Total Return Portfolios by five basis points, which would place the expense ratios for the Emerging Markets Debt Portfolio at the Group median for Institutional Shares and only four basis points above the Group median for Open Shares and move the expense ratios for the Explorer Total Return Portfolio closer to the Group medians.

For the Emerging Markets Debt and Explorer Total Return Portfolios, the Investment Manager representa-

tives presented supplemental comparisons against peer funds the Investment Manager believed were more appropriate than those comprising the respective Groups, showing that each Portfolio’s gross advisory fee and net expenses were within the range of those in the Investment Manager’s group of comparison funds.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2016 (as applicable). Performance comparisons were not shown for the Emerging Markets Equity Advantage Portfolio, which commenced operations in 2015.

The Directors noted that both share classes of the Developing Markets Equity and Emerging Markets Equity Blend Portfolios were above the average of the performance Group and Category for the one-year period, although below averages for the other periods; for the Emerging Markets Multi Asset Portfolio, performance was generally at or below averages, except that performance was above the Category averages in the one-year period (both share classes) and the Cate-

Semi-Annual Report  117

gory average in the five-year period (Institutional Shares only); for the Emerging Markets Equity Portfolio, performance was generally below average, except that performance was above the Group average for the ten-year period (Institutional Shares only) and the Category average for the five- and ten-year periods (both share classes); and the performance of the Emerging Markets Core Equity, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios was below Group and Category averages in all periods (however, Emerging Markets Core Equity, Emerging Markets Income and Explorer Total Return Portfolios each had only one year of performance for the comparisons, due to the short period of their operations). The Directors noted that the Investment Manager believed the funds in the peer groups for the Emerging Markets Debt and Explorer Total Return Portfolios were not the most appropriate comparisons. As discussed above, the Investment Manager representatives presented supplemental comparisons against peer funds the Investment Manager believed were more appropriate than those comprising the respective Groups, showing that each Portfolio’s one-year performance (both share classes) was in the range of those in the Investment Manager’s respective group of comparison funds.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

118  Semi-Annual Report

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.

•	The Board generally was satisfied with the performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.
•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  119

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com
LZDPS024

Lazard Funds Semi-Annual Report

June 30, 2016

Equity Funds

Lazard US Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio

Lazard US Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Lazard US Mid Cap Equity Portfolio	Lazard International Small Cap Equity Portfolio

Lazard US Small-Mid Cap Equity Portfolio	Lazard Global Equity Select Portfolio

Lazard International Equity Portfolio	Lazard Global Strategic Equity Portfolio

Lazard International Equity Select Portfolio	Lazard Managed Equity Volatility Portfolio

Lazard International Equity Concentrated Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit
this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

•  Open an account

•  Seek advice about your investments

•  Direct us to buy securities

•  Direct us to sell your securities

•  Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for nonaffiliates to market to you

•    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

10	Performance Overviews

23	Information About Your Portfolio’s Expenses

27	Portfolio Holdings Presented by Sector

28	Portfolios of Investments

28	Lazard US Equity Concentrated Portfolio

29	Lazard US Strategic Equity Portfolio

31	Lazard US Mid Cap Equity Portfolio

32	Lazard US Small-Mid Cap Equity Portfolio

34	Lazard International Equity Portfolio

36	Lazard International Equity Select Portfolio

38	Lazard International Equity Concentrated Portfolio

39	Lazard International Strategic Equity Portfolio

41	Lazard International Equity Advantage Portfolio

44	Lazard International Small Cap Equity Portfolio

46	Lazard Global Equity Select Portfolio

48	Lazard Global Strategic Equity Portfolio

50	Lazard Managed Equity Volatility Portfolio

53	Notes to Portfolios of Investments

58	Statements of Assets and Liabilities

62	Statements of Operations

66	Statements of Changes in Net Assets

72	Financial Highlights

88	Notes to Financial Statements

102	Board of Directors and Officers Information

105	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2016, global equity markets stood firm despite significant bouts of volatility. Concerns about the Chinese economy, commodity price declines, and a series of disappointing earnings announcements pressured equity markets in the early months of 2016. However, they rallied in the latter half of the first quarter and into the second as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Although global equity markets fell again in late-June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union, certain regions rebounded by the end of the period. In addition, signs of some stability in commodity prices helped emerging markets assets during the period.

Volatility also played a role in global bond markets as investors traded largely on risk assessment of macro events. In Europe, the 10-year German bund yield fell below zero for the first time, following Swiss and Japanese 10-year government bonds, which have been in negative territory for some time. The surprising outcome of the UK referendum triggered another rally in safe haven assets, pushing some government bond yields even further into negative territory. The low yield, but still positive, environment continued in the United States.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities, and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 3.8% in the first half of 2016. Markets were down as much as 10% in the beginning of the period, reflecting concerns about the Chinese economy, commodity price declines, and a series of disappointing corporate earnings announcements. However, markets rallied in the latter half of the first quarter and into the second, as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Economic data were mixed during the period, as the economy capped its largest two-year private payroll gain since 1999 in March, but followed it with a spate of disappointing jobs growth reports to finish the period. GDP growth in the first half of 2016 generally exceeded expectations, however. Although US markets fell sharply in late June due to the uncertainty caused by the United Kingdom’s affirmative vote to leave the European Union (the so-called “Brexit”), they had largely rebounded by the end of the period. Amid the continuingly uncertain economic and geopolitical backdrop, the Federal Open Market Committee elected not to raise interest rates at its June meeting, sharply lowering expectations for a rate increase in the summer.

International Equities

International equities fell slightly in a volatile first half of 2016. Initial concerns centered around faltering Chinese growth and low oil prices, with resultant impacts on credit. This was calmed by evidence of a state-led investment recovery in China, falling US oil supply, and reassurance from the US Federal Reserve that US interest rates would remain low. The resulting weakness in the US dollar, and rise in many commodity prices, supported emerging markets assets alongside sectors such as energy and mining. On the other hand, ventures into negative interest rates in Japan and Europe put extreme pressure on the valuations of financial institutions, while the surprise Brexit vote result put pressure on assumptions for domestic demand growth in Europe. The banking and consumer discretionary sectors were weak as a result, alongside Italy, which has a particularly weak banking sector and upcoming political risk. UK domestic stocks inevitably fell on recession fears, though the UK index overall held up well, even in US dollars, as the index is dominated by global multinationals. Sectors seen as sta-

ble, such as consumer staples and utilities, also benefited from very low interest rates.

Lazard US Equity Concentrated Portfolio

For the six months ended June 30, 2016, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 2.39%, while Open Shares posted a total return of 2.23%, as compared with the 3.84% return for the S&P 500 Index.

Stock selection in the industrials sector contributed to performance. Shares of salvage vehicle auction holder Copart rose after the company reported quarterly earnings above expectations, thanks to higher volume growth stemming from market share gains and overall scrap metal industry tailwinds. A lack of exposure to financials also helped relative returns, as the sector was the worst performer in the index during the period.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of cruise ship operator Norwegian Cruise Line Holdings fell in response to concerns about travel demand due to the terrorist attacks in Brussels and Orlando, the Zika virus outbreak, broader concerns of a macroeconomic slowdown, and the recent rise in oil prices. Stock selection in the information technology sector also hurt returns. Shares of Google parent Alphabet fell after the company reported disappointing second quarter results, which were hurt by greater holiday seasonality.

Lazard US Strategic Equity Portfolio

For the six months ended June 30, 2016, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 0.55%, while Open Shares posted a total return of 0.45%, and the R6 Shares posted a total return of 0.64%, as compared with the 3.84% return for the S&P 500 Index.

Stock selection in the industrials sector contributed to performance. Shares of Honeywell rose after the diversified technology and manufacturing company reported solid quarterly earnings. Shares received a further boost on speculation that the company was pursuing an acquisition. Stock selection in the health care sector also helped returns. Shares of pharmaceutical

Semi-Annual Report  3

company Pfizer rose after the company reported strong quarterly earnings and management raised its guidance for 2016, driven by foreign exchange tailwinds and stronger revenues. Shares also rose after the company announced that it had terminated its proposed $160 billion acquisition of specialty-drug maker Allergan.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of cruise ship operator Norwegian Cruise Line Holdings fell in response to concerns about travel demand due to the terrorist attacks in Brussels and Orlando, the Zika virus outbreak, broader concerns of a macroeconomic slowdown, and the recent rise in oil prices. Stock selection in the information technology sector also hurt returns. Shares of Google parent Alphabet fell after the company reported disappointing second quarter results, which were hurt by greater holiday seasonality.

Lazard US Mid Cap Equity Portfolio

For the six months ended June 30, 2016, the Lazard US Mid Cap Equity Portfolio’s Institutional Shares posted a total return of -5.10%, while Open Shares posted a total return of -5.24%, as compared with the 5.50% return for the Russell Midcap® Index.

Stock selection in the information technology sector contributed to performance. Shares of Applied Materials rose after the semiconductor maker reported quarterly earnings above expectations and management issued an encouraging outlook, as strong customer demand helped results. Stock selection in the consumer staples sector also helped returns. Shares of Kellogg rose after the packaged foods maker reported better-than-expected earnings and its cereal category continued to improve. We sold our position in March because the stock approached our target valuation.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Delphi fell after the automobile component maker’s management issued disappointing guidance for the first quarter, citing Chinese production inefficiencies and new product launches. Investors were also concerned about potential negative impacts that the UK’s Brexit vote might have on the company. Stock selection in the financials sector also hurt returns. Shares of OneMain fell amid concerns about the consumer financial services provider’s funding costs in a rising rate environment, and as many investors moved away from shares of companies with subprime loan exposure. We sold our position in February after determining that our thesis was impaired.

Lazard US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2016, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 0.00%, while Open Shares posted a total return of -0.16%, as compared with the 3.98% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of NCR rose after the payment technology maker reported quarterly earnings above expectations, driven by strong margins. Stock selection and an overweight position in the energy sector also helped returns. Shares of New-field rose after the exploration and production company reported strong quarterly earnings, driven by strong production and expenses.

In contrast, stock selection in the financials sector detracted from performance. Shares of OneMain fell amid continued concerns about the consumer financial services provider’s funding costs in a rising interest rate environment, and as many investors moved away from shares of companies with subprime loan exposure. We sold our position in May after determining that our thesis was impaired. Stock selection and an underweight position in the materials sector also hurt returns. Shares of KapStone Paper and Packaging fell after the pulp and paper company reported quarterly earnings below expectations and management gave a cautious outlook, citing difficult market conditions. We sold our position after the announcement in February after determining that our thesis was no longer valid.

Lazard International Equity Portfolio

For the six months ended June 30, 2016, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of -2.34%, while Open Shares posted a total return of -2.50%, and the R6 Shares posted a total return of -2.34%, as compared with the -4.42% return for the MSCI EAFE® Index (the “EAFE Index”).

4  Semi-Annual Report

Stock selection in the consumer discretionary sector was the largest driver of relative returns. Shares of Dutch business information services provider Wolters Kluwer performed well on accelerating growth, while shares of Japanese shoe retailer ABC Mart rose on revenue that is growing faster than expectations and from an increasing dividend. Japanese consumer electronics and media company Sony also rose in the weak market, supported by yen strength. The preceding stocks more than compensated for weakness in jewelry retailer Signet, which was hurt by slowing consumer spending, concerns about the company’s credit portfolio, and some negative publicity. Elsewhere, Japanese telecoms SoftBank and KDDI both rose as investors expect higher revenues and from the previously mentioned yen strength. Lastly, positioning in emerging markets had a positive impact on relative performance, as shares of Taiwan Semiconductor and Brazilian insurance broker BB Seguridade both performed well.

In contrast, stock selection in the health care sector detracted from relative returns, where shares of German pharmaceutical company Bayer (which was sold during the period) declined as investors reacted negatively to the proposed acquisition of Monsanto. Shares of Israeli pharmaceutical company Teva also declined during the period. The stock fell as revenues from their multiple sclerosis treatment Copaxone declined and management announced that the company’s acquisition of Allergan’s generic drug unit might be delayed. Stock selection in the United Kingdom detracted from relative returns as shares of British bank Lloyds (also sold during the period) declined following the Brexit referendum result. Elsewhere in the United Kingdom, shares of personal credit company Provident and grocer Sainsbury fell, while companies with global revenues, such as tobacco company British American Tobacco and health insurance exchange provider Aon, provided a partial offset. Lastly, low exposure to the strong performing materials and utilities sectors hurt the Port -folio’s relative returns.

Lazard International Equity Select Portfolio

For the six months ended June 30, 2016, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 1.82%, while Open

Shares posted a total return of 1.59%, as compared with the -1.02% return for the MSCI All Country World® Index ex-US.

The Portfolio outperformed the MSCI All Country World Index ex-US during the six month period, driven by stock selection. Two noteworthy Japanese companies in the consumer discretionary sector, retailer Ryohin Keikaku and consumer electronics and media company Sony, both rose in a weak market supported by yen strength. Elsewhere in the sector, Brazilian higher education company Estacio rallied on two separate takeover bids, more than compensating for weakness in jewelry retailer Signet. Shares of Signet were hurt by slowing consumer spending, concerns about the company’s credit portfolio, and some negative publicity. Japanese telecoms SoftBank and KDDI both rose as investors expected higher revenues. Additionally, the stocks also benefited from yen strength. Also in the telecom sector, shares of Indonesian mobile phone operator Telekomunikasi rose as net income increased by 20% in the past year and the company increased its dividend. Stock selection in continental Europe was also beneficial, as shares of pharmaceutical company Actelion performed well. Lastly, the Portfolio’s relative returns were positively impacted by low exposure to the poor-performing banking industry.

In contrast, stock selection in the health care sector detracted from relative returns where shares of German pharmaceutical company Bayer declined as investors reacted negatively to the proposed acquisition of Monsanto. Stock selection in the United Kingdom detracted from relative returns as shares of British bank Lloyds declined following the Brexit referendum result. Elsewhere in the United Kingdom, shares of Associated British Foods fell on concerns over its UK retail exposure through Primark, while companies with global revenues, such as tobacco company British American Tobacco and global food services provider Compass, provided a partial offset. Lastly, low exposure to the strong performing energy and materials sectors hurt the Portfolio’s relative returns.

Lazard International Equity Concentrated Portfolio

For the six months ended June 30, 2016, the Lazard International Equity Concentrated Portfolio’s Institu-

Semi-Annual Report  5

tional Shares posted a total return of 6.05%, while Open Shares posted a total return of 5.91%, as compared with the -1.02% return for the MSCI All Country World Index ex-US.

Stock selection in the consumer discretionary sector was the largest driver of relative returns, as shares of Dutch business information services provider Wolters Kluwer performed well on accelerating growth, while shares of Japanese shoe retailer ABC Mart rose on revenue that is growing faster than expectations and from an increasing dividend. Japanese car and truck manufacturer Isuzu and consumer electronics and media company Sony both rose in a weak market and were further supported by yen strength. Within the consumer staples sector, shares of Australian personal care and hygiene company Asaleo (which was sold during the period) moved higher on earnings that highlighted increased gross margins. Lastly, stock selection in emerging markets had a positive impact on relative performance as shares of Taiwan Semiconductor and Brazilian insurance broker BB Seguridade both performed well.

In contrast, stock selection and high exposure in the United Kingdom detracted from relative returns as shares of British bank Lloyds (which was sold during the period) declined following the Brexit referendum result. Elsewhere in the United Kingdom, shares of kitchen outfitter Howden Joinery fell, while companies with global revenues, such as engineering solutions company Weir and tobacco company British American Tobacco provided a partial offset. Lastly, low exposure to the strong performing energy and materials sectors dragged on returns.

Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2016, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of -1.58%, while Open Shares posted a total return of -1.71%, and the R6 Shares posted a total return of -1.57%, as compared with the -4.42% return for the EAFE Index.

In the consumer discretionary sector, media companies Informa and Wolters Kluwer were helped by their defensive business models. Telecom provider KDDI in

Japan saw a similar benefit, as did packaging stock Amcor in Australia. In the financials sector, the Portfolio was aided by owning very few European or Japanese banks, which face a very difficult environment. In contrast, Kasikornbank, a leading banking group in Thailand, rose on some signs of local stabilization. The Portfolio’s emerging markets holdings generally helped performance, in contrast to dragging on performance in 2015. Taiwan Semiconductor and Tencent in technology reported strong results, while in Brazil water utility Cia de Saneamento Basico do Estado de Sao Paulo was helped by normalizing weather and positive regulatory developments. On the negative side, the Portfolio had little exposure to the rebounding commodity stocks in energy or mining. In health-care, Bayer fell as it contemplated the very substantial acquisition of Monsanto, while Novartis continued to report disappointing results.

Lazard International Equity Advantage Portfolio

For the six months ended June 30, 2016, the Lazard International Equity Advantage Portfolio posted a total return of -6.19%, while Open Shares posted a total return of -6.30%, as compared with the -4.42% return for the EAFE Index.

The Portfolio lagged the EAFE Index in the first half of the year, with weak stock selection accounting for the period’s underperformance. Strength in the energy and consumer staples holdings was more than offset by weakness in information technology, industrials, and materials. Stocks that had the greatest influence on the period’s performance included Statoil, which rose as investors anticipated a positive earnings report, with revenue improving as oil prices moved higher. The company has been focused on efficiency improvements and lower input prices to provide further cost reductions and improve its margins. The company has also brought down its investment level through stricter capital discipline. Nippon Telegraph and Telephone was also a strong performer, as it reported results that exceeded expectations with near double-digit revenue growth. A change in depreciation allowance was also expected to boost earnings and increase the likelihood that the company might increase its dividend. Evolution Mining, the Australian gold mining concern, rallied nearly 50% in the period,

6  Semi-Annual Report

due largely to the recovery in commodity prices. The company also benefited from weakness in the Australian dollar, which helped its pricing. We trimmed some of our position in the second quarter. Detractors in the period included Bellway, the UK real estate developer who had been a standout performer, but retreated sharply after the Brexit vote. Fears about the impact of the vote on London’s financial community and its continued prominence spread immediately to concerns over London’s real estate prices. BT Group, the telecom giant, while operating in a defensive industry and with its core broadband and telephony services likely to prove resilient, fell sharply as the market extrapolated the impact of lower yields and returns on the increased pension deficit. Sumitomo Mitsui Financial also continued to struggle as the operating environment remained weak with interest rate margins at historic lows.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2016, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of -3.03%, while Open Shares posted a total return of -3.20%, as compared with the -3.18% return for the MSCI EAFE Small Cap® Index.

The Portfolio’s relative performance was aided by stock selection in Canada and, to a lesser extent, Asia, including Japan. Stock selection in continental Europe and the United Kingdom detracted from performance. On a sector basis, stock selection in consumer discretionary, consumer staples, and energy contributed to performance while stock selection in information technology, health care, and industrials detracted.

Seria, a “dollar” store operator in Japan, contributed to performance in the first half of the year. The company is taking market share from its main competitors by virtue of its proprietary point-of-sale inventory control systems and superior product development. Same-store sales have been positive for 12 straight months. Seria’s results and guidance, which were announced in early May, show the company is on track to maintain its competitive advantage and continue to take share from its struggling competitors and grow profits over the mid-to-long term.

Ain Holdings, an operator of dispensing pharmacies in Japan, was a leading contributor to performance in the period. Following on May’s positive earning guidance, the government announced the postponement of the sales tax hike until late 2019—resulting in a more favorable earnings environment for Ain over the next two years. We expect consolidation in the dispensing pharmacy industry to continue and that Ain will be a major beneficiary of that trend.

Permanent TSB, an Irish-listed bank, detracted from performance during the period. Concerns about financials in general, coupled with an Irish election, uncertainty about bank levies, and the timing of non-performing loan recovery all weighed on shares. These concerns were amplified after the Brexit vote, which is expected to negatively impact Permanent TSB’s efforts to dispose of some of its UK assets. We have exited the position as we found opportunity elsewhere.

Topcon, a Japanese manufacturer of optical devices, including surveying and ophthalmological equipment, detracted from performance. While Topcon continues to make investments in technology that should position the company for longer-term sales and profit growth, the near- and medium-term business environment has weakened, leading the company to miss its full-year earnings guidance when it announced results. This added to a recent pattern of earnings misses and revised guidance, indicating that the company’s investments and product positioning is not enough to offset the cyclical demand for its products. We also exited this position.

Lazard Global Equity Select Portfolio

For the six months ended June 30, 2016, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 0.77%, while Open Shares posted a total return of 0.58%, as compared with the 1.23% return for the MSCI All Country World Index.

Stock selection and an underweight position in the consumer discretionary sector contributed to performance. Shares of Wolters Kluwer, a global information services provider, rose as the company reported accelerating organic growth despite challenges in some European markets. Management was confident

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they could deliver further margin improvement and earnings growth in 2016 and see digital and services driving growth. Shares of Tyco International, a commercial and fire and security company, climbed ahead of the completion of its proposed merger with Johnson Controls. Management reiterated the potential for earning accretion resulting from the deal.

In contrast, stock selection in the information technology sector detracted from performance in the second quarter. Shares of Autohome, a Chinese internet auto marketplace, fell on concerns over economic growth. In addition, Chinese regulators began considering limits on overseas listed firms going private then relisting domestically. In April, the company received takeover offers from multiple groups. An underweight position in the energy sector also hurt performance.

Lazard Global Strategic Equity Portfolio

For the six months ended June 30, 2016, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of -0.72%, while Open Shares posted a total return of -0.83%, as compared with the 1.23% return for the MSCI All Country World Index.

In the consumer discretionary sector, academic publisher Informa reported strong results in contrast to many of its peers, while Media Nusantara benefitted from a rebound in the Indonesian economy. The snacks and pet food business of J.M. Smucker reported stronger results and performed well, while Reynolds American is continuing to benefit from its acquisition of Lorillard. In Japan, pharmacy business AIN continued to do well, but running shoe manufacturer Asics struggled due to the strong yen. The Portfolio’s emerging markets holdings generally helped performance. In technology, Taiwan Semiconductor reported strong results, while South African food producer, Pioneer, performed well despite the drought that is affecting the country. On the negative side, the Portfolio had little exposure to rebounding commod-

ity stocks in energy or materials. In healthcare, Novartis continued to report disappointing results and Celgene suffered in the broader selloff in biotech stocks.

Lazard Managed Equity Volatility Portfolio

For the six months ended June 30, 2016, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of 5.32%, while Open Shares posted a total return of 5.11%, as compared with the 0.66% return for the MSCI World® Index.

The Portfolio fared well in the challenging first half of 2016, benefiting from its orientation to lower-risk stocks with solid financials. An overweight to the telecom and utilities sectors, coupled with underweights in financials, provided approximately 20% of the added value in the period. Favorable stock selection was the largest contributor to the excess return in the period. Stocks with meaningful impact on the Portfolio’s return included two US telecoms, AT&T and Verizon. Both companies solidified their customer bases while instituting more favorable pricing plans. Investors were also attracted to their attractive dividend levels, which were easily covered by the company’s strong cash flow. American Electric Power also enjoyed a strong first half, as the company explored a sale of a portion of its power generating facilities and reported earnings above expectations. Detractors in the period included Blackmores, which retreated after a very strong 2015. Investors became concerned over the company’s ability to sustain its long-term growth. A stronger Australian dollar and expansion of its distribution channels were both potential headwinds for the stock. Shares of Kroger gave back some of its 2015 gains after the company reported a disappointing March earnings report. Concerns over same-store sales growth and integration of their Roundy’s acquisition impacted the stock. Next, the UK retailer, struggled as on-line sales cannibalized its in-store sales, resulting in poorer margins and less loyal customers. The stock was sold as we saw better opportunity elsewhere.

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Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager’), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Ten
	Year	Years	Years
Institutional Shares**	5.54%	13.20%	7.67%
Open Shares**	5.31%	12.82%	7.34%
S&P 500 Index	3.99%	12.10%	7.42%
Russell 1000 Value/S&P 500 Linked Index	3.99%	11.33%	6.12%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000 ® Value Index for all periods through May 30, 2012 (when the Portfolio’s benchmark index changed) and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000 ® Index, which consists of the 3,000 largest US companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

10  Semi-Annual Report

Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	–4.07%	9.35%	5.91%	5.77%
Open Shares**	–4.37%	9.02%	5.57%	5.47%
R6 Shares**	–4.01%	N/A	N/A	3.49%
S&P 500 Index	3.99%	12.10%	7.42%	7.10% (Institutional and Open Shares)
				7.60% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–11.62%	5.99%	4.76%
Open Shares**	–11.87%	5.68%	4.47%
Russell Midcap Index	0.56%	10.90%	8.07%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest US companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–7.90%	7.73%	7.16%
Open Shares**	–8.19%	7.39%	6.81%
Russell 2500 Index	–3.67%	9.48%	7.32%
Russell 2000/2500 Linked Index	–3.67%	9.48%	7.23%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000 ® Index for all periods through August 24, 2008 (when the Portfolio’s benchmark index changed) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	–8.09%	4.15%	3.23%	5.81%
Open Shares**	–8.31%	3.86%	2.92%	4.50%
R6 Shares**	–8.04%	N/A	N/A	–5.12%
EAFE Index	–10.16%	1.68%	1.58%	4.80% (Institutional Shares)
				4.18% (Open Shares)
				–7.87% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI All Country World® Index ex-US and MSCI EAFE/All Country World Index ex-US Linked Index*

Average Annual Total Returns*
Periods Ended June 30, 2016
	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–6.05%	2.76%	1.88%
Open Shares**	–6.37%	2.41%	1.54%
MSCI All Country World Index ex-US	–10.24%	0.10%	1.87%
MSCI EAFE/All Country World Index ex-US Linked Index	–10.24%	0.10%	0.74%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI All Country World Index ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/All Country World Index ex-US Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 (when the Portfolio’s benchmark index changed) and the MSCI All Country World Index ex-US for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI All Country World Index ex-US*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Since
	Year	Inception†
Institutional Shares**	–8.75%	–6.16%
Open Shares**	–8.90%	–6.33%
MSCI All Country World Index ex-US	–10.24%	–8.24%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Ten	Since
	Year	Years	Years	Inception†
Institutional Shares**	–8.90%	4.84%	4.14%	5.75%
Open Shares**	–9.16%	4.56%	3.82%	4.16%
R6 Shares**	–8.99%	N/A	N/A	–2.28%
EAFE Index	–10.16%	1.68%	1.58%	3.07%
				(Institutional Shares)
				1.88%
				(Open Shares)
				–2.37%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

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Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Since
	Year	Inception†
Institutional Shares**	–10.34%	–11.44%
Open Shares**	–10.61%	–11.68%
EAFE Index	–10.16%	–11.79%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 29, 2015.

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Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–4.23%	6.61%	3.00%
Open Shares**	–4.49%	6.29%	2.70%
MSCI EAFE Small Cap Index	–3.67%	4.84%	3.57%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  19

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI All Country World Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Since
	Year	Inception†
Institutional Shares**	–1.07%	2.02%
Open Shares**	–1.37%	1.74%
MSCI All Country World Index	–3.73%	1.17%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was December 31, 2013.

20  Semi-Annual Report

Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI All Country World Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Since
	Year	Inception†
Institutional Shares**	–2.37%	–1.60%
Open Shares**	–2.57%	–1.87%
MSCI All Country World Index	–3.73%	–2.19%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was August 29, 2014.

Semi-Annual Report  21

Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Since
	Year	Inception†
Institutional Shares**	4.33%	2.53%
Open Shares**	3.94%	2.18%
MSCI World Index	–2.78%	–4.66%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 29, 2015.

22  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2016 through June 30, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report  23

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/16	6/30/16	1/1/16 - 6/30/16	1/1/16 - 6/30/16

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,023.90	$3.87	0.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.03	$3.87	0.77%
Open Shares
Actual	$1,000.00	$1,022.30	$5.18	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.17	1.03%
US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,006.40	$3.74	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Open Shares
Actual	$1,000.00	$1,004.50	$5.23	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%
R6 Shares
Actual	$1,000.00	$1,006.40	$3.59	0.72%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.28	$3.62	0.72%
US Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$949.00	$5.09	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%
Open Shares
Actual	$1,000.00	$947.60	$6.54	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.77	1.35%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,000.00	$4.53	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.34	$4.57	0.91%
Open Shares
Actual	$1,000.00	$998.40	$5.91	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$5.97	1.19%
International Equity
Institutional Shares
Actual	$1,000.00	$976.60	$4.13	0.84%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.69	$4.22	0.84%
Open Shares
Actual	$1,000.00	$975.00	$5.40	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.52	1.10%
R6 Shares
Actual	$1,000.00	$976.60	$3.93	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.89	$4.02	0.80%
International Equity Select
Institutional Shares
Actual	$1,000.00	$1,018.20	$5.27	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%
Open Shares
Actual	$1,000.00	$1,015.90	$6.77	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.77	1.35%

24  Semi-Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/16	6/30/16	1/1/16 - 6/30/16	1/1/16 - 6/30/16

International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,060.50	$5.38	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%
Open Shares
Actual	$1,000.00	$1,059.10	$6.91	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.77	1.35%
International Strategic Equity
Institutional Shares
Actual	$1,000.00	$985.00	$4.00	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.84	$4.07	0.81%
Open Shares
Actual	$1,000.00	$982.90	$5.23	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.32	1.06%
R6 Shares
Actual	$1,000.00	$985.00	$4.00	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.84	$4.07	0.81%
International Equity Advantage
Institutional Shares
Actual	$1,000.00	$938.10	$4.34	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.39	$4.52	0.90%
Open Shares
Actual	$1,000.00	$937.00	$5.78	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.02	1.20%
International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$969.70	$5.09	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.69	$5.22	1.04%
Open Shares
Actual	$1,000.00	$968.00	$6.31	1.29%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.47	1.29%
Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,007.70	$5.49	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Open Shares
Actual	$1,000.00	$1,005.80	$6.98	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$992.80	$5.45	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Open Shares
Actual	$1,000.00	$991.70	$6.93	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.02	1.40%

Semi-Annual Report  25

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/16	6/30/16	1/1/16 - 6/30/16	1/1/16 - 6/30/16

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,053.20	$3.83	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Open Shares
Actual	$1,000.00	$1,051.10	$5.35	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

26  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2016 (unaudited)

	Lazard	Lazard	Lazard	Lazard	Lazard
	US Equity	US Strategic	US Mid Cap	US Small-Mid Cap	International
Sector*	Concentrated Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio

Consumer Discretionary	15.5%	8.8%	22.2%	13.4%	16.9%
Consumer Staples	17.5	11.5	8.5	—	13.6
Energy	—	5.8	2.2	3.1	7.0
Financials	—	14.2	16.4	28.1	18.1
Health Care	18.6	16.6	8.7	9.6	9.5
Industrials	9.3	11.0	8.4	14.1	11.0
Information Technology	27.6	25.9	18.4	18.5	4.0
Materials	4.7	0.8	1.9	4.2	2.6
Telecommunication Services	—	1.0	—	—	8.7
Utilities	—	—	—	5.0	1.1
Repurchase Agreements	—	—	—	4.0	7.5
Short-Term Investments	6.8	4.4	13.3	—	—
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

					Lazard
	Lazard	Lazard	Lazard	Lazard	International
	International Equity	International Equity	International Strategic	International Equity	Small Cap
Sector*	Select Portfolio	Concentrated Portfolio	Equity Portfolio	Advantage Portfolio	Equity Portfolio

Consumer Discretionary	13.9%	21.3%	19.9%	11.2%	18.6%
Consumer Staples	13.8	11.0	13.2	11.0	5.9
Energy	2.8	3.1	5.0	6.1	3.4
Financials	17.1	16.0	17.5	20.3	24.2
Health Care	11.2	12.2	9.6	13.9	7.3
Industrials	12.0	13.4	7.1	14.2	20.8
Information Technology	9.6	9.8	6.6	3.9	11.3
Materials	1.8	—	5.9	6.4	5.2
Telecommunication Services	8.3	8.1	8.2	6.0	1.0
Utilities	2.5	—	0.9	5.1	—
Short-Term Investments	7.0	5.1	6.1	1.9	2.3
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

	Lazard	Lazard	Lazard
	Global Equity	Global Strategic	Managed Equity
Sector*	Select Portfolio	Equity Portfolio	Volatility Portfolio

Consumer Discretionary	9.1%	11.2%	14.8%
Consumer Staples	15.2	21.5	14.5
Energy	3.3	6.3	2.0
Financials	14.7	9.8	17.8
Health Care	15.6	17.5	11.9
Industrials	13.8	5.1	10.1
Information Technology	22.1	22.0	7.1
Materials	2.7	2.2	3.8
Telecommunication Services	—	0.8	7.4
Utilities	—	—	9.7
Short-Term Investments	3.5	3.6	0.9
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  27

The Lazard Funds, Inc. Portfolios of Investments June 30, 2016 (unaudited)

		Fair
Description	Shares	Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 93.4%

Beverages | 4.9%
Molson Coors Brewing Co., Class B	520,037	$52,591,342

Commercial Services & Supplies | 5.9%
Copart, Inc. (a)	1,304,735	63,945,062

Communications Equipment | 7.2%
Cisco Systems, Inc.	2,684,595	77,021,031

Containers & Packaging | 4.7%
Crown Holdings, Inc. (a)	988,520	50,088,308

Food & Staples Retailing | 2.5%
Walgreens Boots Alliance, Inc.	324,200	26,996,134

Food Products | 5.4%
Kellogg Co.	708,435	57,843,718

Hotels, Restaurants & Leisure | 2.5%
Norwegian Cruise Line Holdings, Ltd. (a)	664,095	26,457,545

Household Products | 4.8%
The Procter & Gamble Co.	609,300	51,589,431

Internet Software & Services | 15.8%
Alphabet, Inc., Class A (a)	165,377	116,347,681
eBay, Inc. (a)	2,266,350	53,055,253
		169,402,934
Media | 4.8%
The Madison Square Garden Co. Class A (a)	301,375	51,990,201

Multiline Retail | 0.6%
J.C. Penney Co., Inc. (a)	673,345	5,979,304

		Fair
Description	Shares	Value

Pharmaceuticals | 18.6%
Allergan PLC (a)	226,975	$52,451,653
Mallinckrodt PLC (a)	94,700	5,755,866
Pfizer, Inc.	1,494,477	52,620,535
Zoetis, Inc.	1,888,981	89,651,038
		200,479,092
Road & Rail | 3.4%
Union Pacific Corp.	413,475	36,075,694

Semiconductors & Semiconductor Equipment | 4.7%
Skyworks Solutions, Inc.	804,400	50,902,432

Specialty Retail | 5.1%
Advance Auto Parts, Inc.	342,615	55,376,862

Textiles, Apparel & Luxury Goods | 2.5%
Deckers Outdoor Corp. (a)	471,347	27,111,879

Total Common Stocks (Cost $939,246,423)		1,003,850,969

Short-Term Investment | 6.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $73,316,717)	73,316,717	73,316,717

Total Investments | 100.2% (Cost $1,012,563,140) (b)		$1,077,167,686

Liabilities in Excess of Cash and Other Assets | (0.2)%		(1,769,317)

Net Assets | 100.0%		$1,075,398,369

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

		Fair
Description	Shares	Value

Lazard US Strategic Equity Portfolio

Common Stocks | 95.2%

Aerospace & Defense | 3.4%
Honeywell International, Inc.	20,198	$2,349,431
United Technologies Corp.	14,525	1,489,539
		3,838,970
Auto Components | 1.6%
Delphi Automotive PLC	29,735	1,861,411
Banks | 4.5%
Bank of America Corp.	232,230	3,081,692
Wells Fargo & Co.	42,310	2,002,533
		5,084,225
Beverages | 3.0%
Molson Coors Brewing Co., Class B	33,765	3,414,655
Capital Markets | 1.1%
The Charles Schwab Corp.	50,220	1,271,068

Commercial Services & Supplies | 2.1%
Copart, Inc. (a)	23,635	1,158,351
Tyco International PLC	28,190	1,200,894
		2,359,245
Communications Equipment | 3.7%
Cisco Systems, Inc.	146,125	4,192,326

Containers & Packaging | 0.8%
Crown Holdings, Inc. (a)	17,275	875,324

Diversified Financial Services | 3.2%
CBOE Holdings, Inc.	18,845	1,255,454
Intercontinental Exchange, Inc.	9,330	2,388,107
		3,643,561
Diversified Telecommunication Services | 1.0%
AT&T, Inc.	26,550	1,147,226

Electrical Equipment | 2.8%
Eaton Corp. PLC	23,985	1,432,624
Rockwell Automation, Inc.	15,535	1,783,729
		3,216,353
Energy Equipment & Services | 1.3%
Schlumberger, Ltd.	18,820	1,488,286

		Fair
Description	Shares	Value

Food & Staples Retailing | 2.6%
CVS Health Corp.	18,705	$1,790,817
Walgreens Boots Alliance, Inc.	14,200	1,182,434
		2,973,251
Food Products | 2.1%
Kellogg Co.	28,500	2,327,025

Health Care Equipment & Supplies | 1.3%
Stryker Corp.	12,180	1,459,529

Health Care Providers & Services | 1.5%
Aetna, Inc.	14,300	1,746,459

Hotels, Restaurants & Leisure | 0.9%
Norwegian Cruise Line Holdings, Ltd. (a)	25,585	1,019,306

Household Products | 3.7%
The Procter & Gamble Co.	49,960	4,230,113

Insurance | 3.5%
Aon PLC	18,980	2,073,185
The Hartford Financial Services Group, Inc.	41,870	1,858,191
		3,931,376
Internet Software & Services | 7.1%
Alphabet, Inc., Class A (a)	7,616	5,358,085
Alphabet, Inc., Class C (a)	1,090	754,389
eBay, Inc. (a)	84,920	1,987,977
		8,100,451
IT Services | 3.5%
Fidelity National Information Services, Inc.	18,760	1,382,237
Visa, Inc., Class A	35,220	2,612,267
		3,994,504
Life Sciences Tools & Services | 0.1%
Quintiles Transnational Holdings, Inc. (a)	1,500	97,980

Machinery | 1.1%
Deere & Co.	9,920	803,917
Parker Hannifin Corp.	3,950	426,797
		1,230,714
Media | 1.6%
The Madison Square Garden Co. Class A (a)	10,383	1,791,171

Multiline Retail | 1.1%
J.C. Penney Co., Inc. (a)	140,775	1,250,082

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

		Fair
Description	Shares	Value

Lazard US Strategic Equity Portfolio (concluded)

Oil, Gas & Consumable Fuels | 4.5%
Chevron Corp.	24,095	$2,525,879
EOG Resources, Inc.	16,350	1,363,917
Pioneer Natural Resources Co.	7,875	1,190,779
		5,080,575
Pharmaceuticals | 13.6%
Allergan PLC (a)	12,135	2,804,277
Eli Lilly & Co.	25,625	2,017,969
Mallinckrodt PLC (a)	22,175	1,347,796
Pfizer, Inc.	114,419	4,028,693
Zoetis, Inc.	109,504	5,197,060
		15,395,795
Real Estate Investment Trusts (REITs) | 1.8%
Corrections Corp. of America	36,285	1,270,701
Host Hotels & Resorts, Inc.	47,665	772,649
		2,043,350
Road & Rail | 1.6%
Union Pacific Corp.	20,655	1,802,149

Semiconductors & Semiconductor Equipment | 4.9%
Applied Materials, Inc.	52,330	1,254,350
NXP Semiconductors NV (a)	21,160	1,657,674
Skyworks Solutions, Inc.	27,735	1,755,071
Teradyne, Inc.	42,550	837,810
		5,504,905

		Fair
Description	Shares	Value

Software | 3.4%
Microsoft Corp.	75,500	$3,863,335

Specialty Retail | 3.0%
Advance Auto Parts, Inc.	21,303	3,443,204

Technology Hardware, Storage & Peripherals | 3.2%
Apple, Inc.	37,857	3,619,129

Textiles, Apparel & Luxury Goods | 0.6%
Deckers Outdoor Corp. (a)	10,865	624,955

Total Common Stocks (Cost $101,825,491)		107,922,008

Short-Term Investment | 4.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $4,965,717)	4,965,717	4,965,717

Total Investments | 99.6% (Cost $106,791,208) (b)		$112,887,725

Cash and Other Assets in Excess of Liabilities | 0.4%		473,288

Net Assets | 100.0%		$113,361,013

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Fair Value

Lazard US Mid Cap Equity Portfolio

Common Stocks | 88.0%

Auto Components | 2.0%
Delphi Automotive PLC	6,850	$428,810

Banks | 3.1%
Comerica, Inc.	16,100	662,193

Beverages | 8.6%
Molson Coors Brewing Co., Class B	18,500	1,870,905

Chemicals | 1.9%
Ingevity Corp. (a)	12,100	411,884

Commercial Services & Supplies | 2.9%
Tyco International PLC	14,550	619,830

Communications Equipment | 4.7%
Ciena Corp. (a)	54,200	1,016,250

Electrical Equipment | 2.6%
Rockwell Automation, Inc.	4,990	572,952

Health Care Equipment & Supplies | 4.7%
Natus Medical, Inc. (a)	27,250	1,030,050

Insurance | 7.9%
Aon PLC	9,450	1,032,223
The Hartford Financial Services Group, Inc.	15,525	689,000
		1,721,223
IT Services | 4.4%
Fidelity National Information Services, Inc.	12,950	954,156

Machinery | 3.0%
Dover Corp.	9,400	651,608

Media | 10.3%
AMC Networks, Inc., Class A (a)	23,925	1,445,548
The Madison Square Garden Co. Class A (a)	4,600	793,546
		2,239,094
Oil, Gas & Consumable Fuels | 2.3%
Pioneer Natural Resources Co.	3,250	491,433
Description	Shares	Fair Value

Pharmaceuticals | 4.0%
Mallinckrodt PLC (a)	5,400	$328,212
Zoetis, Inc.	11,600	550,536
		878,748
Real Estate Investment Trusts (REITs) | 5.7%
Communications Sales & Leasing, Inc.	42,600	1,231,140

Semiconductors & Semiconductor Equipment | 7.1%
Applied Materials, Inc.	23,250	557,302
Skyworks Solutions, Inc.	15,475	979,258
		1,536,560
Specialty Retail | 7.9%
Advance Auto Parts, Inc.	3,644	588,980
AutoZone, Inc. (a)	700	555,688
Ross Stores, Inc.	9,900	561,231
		1,705,899
Technology Hardware, Storage & Peripherals | 2.5%
NCR Corp. (a)	19,600	544,292

Textiles, Apparel & Luxury Goods | 2.4%
VF Corp.	8,600	528,814

Total Common Stocks (Cost $18,364,223)		19,095,841

Short-Term Investment | 13.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $2,937,386)	2,937,386	2,937,386

Total Investments | 101.5% (Cost $21,301,609) (b)		$22,033,227

Liabilities in Excess of Cash and Other Assets | (1.5)%		(329,424)

Net Assets | 100.0%		$21,703,803

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   31

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 96.3%

Aerospace & Defense | 0.8%
B/E Aerospace, Inc.	32,595	$1,505,074

Air Freight & Logistics | 1.1%
Echo Global Logistics, Inc. (a)	100,368	2,250,251

Airlines | 1.3%
Alaska Air Group, Inc.	43,925	2,560,388

Auto Components | 3.1%
Fox Factory Holding Corp. (a)	160,043	2,779,947
Gentherm, Inc. (a)	54,380	1,862,515
Modine Manufacturing Co. (a)	159,005	1,399,244
		6,041,706
Banks | 8.3%
Comerica, Inc.	78,200	3,216,366
Home Bancshares, Inc.	154,030	3,048,254
PacWest Bancorp	79,926	3,179,456
Signature Bank (a)	20,695	2,585,220
SVB Financial Group (a)	16,115	1,533,503
Webster Financial Corp.	83,035	2,819,038
		16,381,837
Biotechnology | 2.1%
Cellectis SA ADR (a)	75,665	2,011,932
United Therapeutics Corp. (a)	20,645	2,186,719
		4,198,651
Building Products | 3.0%
Continental Building Products, Inc. (a)	79,260	1,761,950
Owens Corning	40,500	2,086,560
PGT, Inc. (a)	196,805	2,027,091
		5,875,601
Chemicals | 4.2%
Calgon Carbon Corp.	210,655	2,770,113
Eastman Chemical Co.	33,790	2,294,341
Ingevity Corp. (a)	97,600	3,322,304
		8,386,758
Communications Equipment | 1.1%
Ciena Corp. (a)	116,850	2,190,938

Construction & Engineering | 0.8%
EMCOR Group, Inc.	31,130	1,533,464
Description	Shares	Fair Value

Diversified Financial Services | 2.9%
CBOE Holdings, Inc.	35,660	$2,375,669
Morningstar, Inc.	39,960	3,267,929
		5,643,598
Electric Utilities | 1.8%
PNM Resources, Inc.	101,500	3,597,160

Electrical Equipment | 2.1%
Generac Holdings, Inc. (a)	53,250	1,861,620
Regal-Beloit Corp.	42,920	2,362,746
		4,224,366
Electronic Equipment, Instruments & Components | 2.9%
FLIR Systems, Inc.	96,870	2,998,127
Littelfuse, Inc.	22,975	2,715,415
		5,713,542
Gas Utilities | 1.2%
New Jersey Resources Corp.	63,800	2,459,490

Health Care Equipment & Supplies | 3.0%
DENTSPLY SIRONA, Inc.	51,570	3,199,403
STERIS PLC	40,900	2,811,875
		6,011,278
Health Care Providers & Services | 1.2%
Team Health Holdings, Inc. (a)	59,835	2,433,489

Hotels, Restaurants & Leisure | 1.0%
Bloomin’ Brands, Inc.	106,745	1,907,533

Insurance | 8.3%
Arch Capital Group, Ltd. (a)	53,115	3,824,280
Argo Group International Holdings, Ltd.	62,400	3,238,560
Brown & Brown, Inc.	57,455	2,152,839
Reinsurance Group of America, Inc.	39,835	3,863,597
Validus Holdings, Ltd.	67,600	3,284,684
		16,363,960
Internet Software & Services | 1.3%
j2 Global, Inc.	39,605	2,501,848

IT Services | 2.9%
Leidos Holdings, Inc.	61,875	2,961,956
Vantiv, Inc., Class A (a)	49,135	2,781,041
		5,742,997
Life Sciences Tools & Services | 3.2%
Quintiles Transnational Holdings, Inc. (a)	50,135	3,274,818
VWR Corp. (a)	107,145	3,096,491
		6,371,309

The accompanying notes are an integral part of these financial statements.

32   Semi-Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Machinery | 3.8%
Altra Industrial Motion Corp.	87,179	$2,352,090
Tennant Co.	18,290	985,282
TriMas Corp. (a)	120,146	2,162,628
Woodward, Inc.	33,560	1,934,398
		7,434,398
Media | 3.9%
AMC Networks, Inc., Class A (a)	42,950	2,595,039
Cable One, Inc.	3,215	1,644,183
Scholastic Corp.	86,040	3,408,045
		7,647,267
Multi-Utilities | 1.9%
CMS Energy Corp.	82,955	3,804,316

Oil, Gas & Consumable Fuels | 3.1%
Matador Resources Co. (a)	85,775	1,698,345
Memorial Resource Development Corp. (a)	144,190	2,289,737
Newfield Exploration Co. (a)	49,815	2,200,827
		6,188,909
Real Estate Investment Trusts (REITs) | 7.8%
American Campus Communities, Inc.	65,300	3,452,411
DCT Industrial Trust, Inc.	80,858	3,884,418
Extra Space Storage, Inc.	22,455	2,077,986
Kilroy Realty Corp.	36,370	2,410,967
Tanger Factory Outlet Centers, Inc.	90,320	3,629,058
		15,454,840
Real Estate Management & Development | 1.0%
Jones Lang LaSalle, Inc.	20,220	1,970,439

Semiconductors & Semiconductor Equipment | 4.4%
Brooks Automation, Inc.	72,921	818,174
Cypress Semiconductor Corp.	285,160	3,008,438
MACOM Technology Solutions Holdings, Inc. (a)	59,780	1,971,544
Microsemi Corp. (a)	91,325	2,984,501
		8,782,657
Software | 4.6%
BroadSoft, Inc. (a)	53,285	2,186,284
Pegasystems, Inc.	48,690	1,312,195
RealPage, Inc. (a)	147,960	3,303,947
Red Hat, Inc. (a)	31,155	2,261,853
		9,064,279
Description	Shares	Fair Value

Specialty Retail | 4.4%
Advance Auto Parts, Inc.	9,315	$1,505,584
Chico’s FAS, Inc.	223,685	2,395,666
Foot Locker, Inc.	41,435	2,273,124
Sally Beauty Holdings, Inc. (a)	83,730	2,462,499
		8,636,873
Technology Hardware, Storage & Peripherals | 1.3%
NCR Corp. (a)	96,120	2,669,252

Textiles, Apparel & Luxury Goods | 1.2%
Steven Madden, Ltd. (a)	69,490	2,375,168

Trading Companies & Distributors | 1.3%
Beacon Roofing Supply, Inc. (a)	57,220	2,601,793

Total Common Stocks (Cost $185,053,420)		190,525,429

Description	Principal Amount (000)	Fair Value

Repurchase Agreement | 4.0%
State Street Bank and Trust Co., 0.01%, 07/01/16 (Dated 06/30/16, collateralized by $7,360,000 United States Treasury Note, 3.50%, 05/15/20, with a value of $8,119,000) Proceeds of $7,955,000 (Cost $7,955,000)	$7,955	$7,955,000

Total Investments | 100.3% (Cost $193,008,420) (b)		$198,480,429

Liabilities in Excess of Cash and Other Assets | (0.3)%		(686,564)

Net Assets | 100.0%		$197,793,865

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   33

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 92.5%

Australia | 3.2%
BHP Billiton PLC	1,538,179	$19,348,109
Caltex Australia, Ltd.	823,985	19,686,151
		39,034,260
Belgium | 4.2%
Anheuser-Busch InBev SA/NV	315,858	41,519,414
KBC Group NV (a)	213,812	10,482,175
		52,001,589
Brazil | 1.1%
BB Seguridade Participacoes SA	1,552,700	13,587,273

Canada | 3.9%
MacDonald Dettwiler & Associates, Ltd.	170,500	11,121,200
National Bank of Canada	473,600	16,199,067
Suncor Energy, Inc.	740,010	20,528,626
		47,848,893
Denmark | 1.2%
Carlsberg A/S, Class B	154,870	14,697,225

Finland | 1.7%
Sampo Oyj, A Shares	502,275	20,520,893

France | 7.5%
Capgemini SA	276,505	24,131,089
Iliad SA	48,618	9,882,856
TOTAL SA	266,741	12,862,699
Valeo SA	493,647	22,047,518
Vinci SA	329,594	23,474,254
		92,398,416
Germany | 0.7%
GEA Group AG	196,259	9,224,488

Ireland | 4.7%
James Hardie Industries PLC	845,124	12,945,261
Ryanair Holdings PLC Sponsored ADR	145,063	10,087,681
Shire PLC	564,660	34,771,461
		57,804,403
Israel | 2.5%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	610,810	30,680,986
Description	Shares	Fair Value

Italy | 1.7%
Azimut Holding SpA	558,986	$9,109,656
Mediaset SpA	3,257,303	11,465,638
		20,575,294
Japan | 21.2%
ABC-Mart, Inc.	218,200	14,521,798
Daiwa House Industry Co., Ltd.	1,265,000	36,912,475
Don Quijote Holdings Co., Ltd.	748,700	27,660,846
Isuzu Motors, Ltd.	1,565,600	19,162,211
Japan Tobacco, Inc.	486,900	19,505,507
KDDI Corp.	1,067,600	32,499,154
Makita Corp.	264,100	17,414,460
Seven & I Holdings Co., Ltd.	514,700	21,488,362
SoftBank Group Corp.	353,700	20,010,561
Sony Corp.	732,700	21,443,278
Sumitomo Mitsui Financial Group, Inc.	731,700	20,978,034
United Arrows, Ltd.	271,400	7,852,518
		259,449,204
Luxembourg | 0.7%
RTL Group SA	109,425	8,924,771

Netherlands | 5.7%
Koninklijke KPN NV	3,354,389	12,166,848
Royal Dutch Shell PLC, A Shares	1,213,347	33,128,495
Wolters Kluwer NV	597,743	24,427,047
		69,722,390
Norway | 1.5%
Telenor ASA	1,084,678	17,915,928

Philippines | 0.4%
Alliance Global Group, Inc.	15,483,700	4,886,178

Spain | 1.1%
Red Electrica Corporacion SA	151,587	13,514,663

Sweden | 3.5%
Assa Abloy AB, Class B	1,258,254	25,790,331
Swedbank AB, A Shares	816,719	17,083,782
		42,874,113
Switzerland | 6.1%
Novartis AG	623,618	51,301,171
Wolseley PLC	443,142	22,965,911
		74,267,082
Taiwan | 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	945,500	24,800,465

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Thailand | 0.6%
Krung Thai Bank Public Co. Ltd. (c)	14,849,700	$6,888,165

Turkey | 1.2%
Turkcell Iletisim Hizmetleri AS (a)	3,867,410	14,244,243

United Kingdom | 13.0%
British American Tobacco PLC	598,467	38,942,522
Direct Line Insurance Group PLC	1,891,873	8,748,898
Howden Joinery Group PLC	1,775,919	9,262,639
Informa PLC	1,234,977	12,094,536
J Sainsbury PLC	3,850,129	11,940,103
Provident Financial PLC	342,826	10,596,746
Prudential PLC	1,567,181	26,698,182
RELX PLC	1,259,391	23,205,118
Unilever PLC	387,759	18,599,664
		160,088,408
United States | 3.1%
Aon PLC	218,575	23,874,947
Signet Jewelers, Ltd.	176,423	14,539,020
		38,413,967
Total Common Stocks (Cost $1,138,378,268)		1,134,363,297
Description	Principal Amount (000)	Fair Value

Repurchase Agreement | 7.5%
State Street Bank and Trust Co., 0.01%, 07/01/16 (Dated 06/30/16, collateralized by $84,800,000 United States Treasury Note, 3.50%, 05/15/20, with a value of $93,545,000) Proceeds of $91,709,000 (Cost $91,709,000)	$91,709	$91,709,000

Total Investments | 100.0% (Cost $1,230,087,268) (b)		$1,226,072,297

Cash and Other Assets in Excess of Liabilities | 0.0%		276,446

Net Assets | 100.0%		$1,226,348,743

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 94.5%

Australia | 1.4%
BHP Billiton, Ltd.	24,531	$349,392

Belgium | 4.0%
Anheuser-Busch InBev SA/NV	6,200	814,988
KBC Group NV (a)	3,302	161,881
		976,869
Brazil | 4.4%
Ambev SA	40,200	238,399
BB Seguridade Participacoes SA	45,500	398,159
Cia de Saneamento Basico do Estado de Sao Paulo	32,400	293,307
Estacio Participacoes SA	30,900	163,143
		1,093,008
China | 1.4%
Autohome, Inc. ADR (a)	3,940	79,234
Tencent Holdings, Ltd.	11,100	253,164
		332,398
Denmark | 2.6%
Carlsberg A/S, Class B	2,760	261,925
Novo Nordisk A/S, Class B	7,090	381,280
		643,205
Finland | 1.3%
Sampo Oyj, A Shares	7,901	322,802

France | 4.4%
Capgemini SA	2,567	224,027
Valeo SA	6,684	298,524
Vinci SA	5,140	366,080
Vivendi SA	10,190	193,071
		1,081,702
Germany | 1.5%
Continental AG	910	171,014
GEA Group AG	4,208	197,783
		368,797
Indonesia | 2.0%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	8,054	494,999

Ireland | 2.5%
Ryanair Holdings PLC Sponsored ADR	3,447	239,704
Shire PLC	6,181	380,623
		620,327
Description	Shares	Fair Value

Israel | 2.7%
Check Point Software Technologies, Ltd. (a)	4,130	$329,078
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	6,590	331,016
		660,094
Italy | 1.7%
Banca Mediolanum SpA	23,863	163,483
Eni SpA	15,692	253,342
		416,825
Japan | 16.1%
Daiwa House Industry Co., Ltd.	23,800	694,480
FANUC Corp.	1,500	242,800
Japan Tobacco, Inc.	11,000	440,667
KDDI Corp.	15,500	471,840
Makita Corp.	6,800	448,384
Ryohin Keikaku Co., Ltd.	1,100	266,881
Seven & I Holdings Co., Ltd.	7,717	322,179
SoftBank Group Corp.	8,200	463,915
Sony Corp.	10,000	292,661
Sumitomo Mitsui Financial Group, Inc.	11,176	320,419
		3,964,226
Netherlands | 3.4%
Royal Dutch Shell PLC, A Shares	15,921	436,650
Wolters Kluwer NV	9,816	401,135
		837,785
Norway | 0.9%
Telenor ASA	13,752	227,146

Philippines | 0.8%
Alliance Global Group, Inc.	585,700	184,829

Russia | 0.5%
Mobile TeleSystems PJSC Sponsored ADR	14,016	116,053

South Africa | 3.4%
Mediclinic International PLC	22,770	327,778
Mr. Price Group, Ltd.	11,053	155,291
Nampak, Ltd.	78,330	101,703
Sanlam, Ltd.	59,985	246,731
		831,503
South Korea | 1.5%
Samsung Electronics Co., Ltd.	303	377,192

Spain | 1.4%
Red Electrica Corporacion SA	3,801	338,876

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

Sweden | 3.2%
Assa Abloy AB, Class B	24,599	$504,204
Swedbank AB, A Shares	13,488	282,136
		786,340
Switzerland | 7.6%
Actelion, Ltd.	2,919	489,798
Cie Financiere Richemont SA	2,590	151,942
Novartis AG	10,886	895,524
Wolseley PLC	6,534	338,626
		1,875,890
Taiwan | 3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	181,341	916,963

Thailand | 1.0%
Kasikornbank Public Co. Ltd.	48,800	239,961

Turkey | 2.4%
KOC Holding AS	62,238	284,442
Turkcell Iletisim Hizmetleri AS (a)	83,041	305,852
		590,294
United Kingdom | 15.9%
Ashtead Group PLC	12,443	178,571
Associated British Foods PLC	5,605	203,227
British American Tobacco PLC	10,932	711,350
Compass Group PLC	22,678	432,279
Description	Shares	Fair Value

Informa PLC	36,387	$356,350
Lloyds Banking Group PLC	416,755	306,453
London Stock Exchange Group PLC	6,890	233,392
Prudential PLC	30,113	512,999
RELX PLC	16,659	306,953
Unilever PLC	9,423	451,994
Worldpay Group PLC	62,593	227,832
		3,921,400
United States | 2.8%
Aon PLC	3,660	399,782
Signet Jewelers, Ltd.	3,477	286,539
		686,321
Total Common Stocks (Cost $23,510,815)		23,255,197

Short-Term Investment | 7.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $1,745,091)	1,745,091	1,745,091

Total Investments | 101.6% (Cost $25,255,906) (b)		$25,000,288

Liabilities in Excess of Cash and Other Assets | (1.6)%		(395,237)

Net Assets | 100.0%		$24,605,051

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 94.3%

Australia | 2.0%
Spotless Group Holdings, Ltd.	364,194	$307,392

Belgium | 5.1%
Anheuser-Busch InBev SA/NV	6,027	792,247

Brazil | 2.8%
BB Seguridade Participacoes SA	49,086	429,539

China | 2.0%
Tencent Holdings, Ltd.	13,200	301,060

France | 9.5%
Capgemini SA	5,574	486,453
Valeo SA	11,674	521,390
Vinci SA	6,545	466,146
		1,473,989
Ireland | 3.0%
Shire PLC	7,642	470,590

Italy | 3.1%
Eni SpA	29,827	481,547

Japan | 22.0%
ABC-Mart, Inc.	6,843	455,420
Daiwa House Industry Co., Ltd.	24,000	700,316
Isuzu Motors, Ltd.	42,900	525,076
KDDI Corp.	25,800	785,386
SoftBank Group Corp.	8,200	463,915
Sony Corp.	15,900	465,331
		3,395,444
Netherlands | 5.5%
Wolters Kluwer NV	20,808	850,329
Description	Shares	Fair Value

Switzerland | 11.8%
Actelion, Ltd.	4,653	$780,757
Novartis AG	7,568	622,572
Wolseley PLC	7,979	413,513
		1,816,842
Taiwan | 4.6%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	27,055	709,653

United Kingdom | 15.8%
British American Tobacco PLC	13,680	890,164
Howden Joinery Group PLC	64,404	335,911
Provident Financial PLC	9,394	290,368
Prudential PLC	22,774	387,973
The Weir Group PLC	27,928	539,276
		2,443,692
United States | 7.1%
Aon PLC	5,860	640,088
Signet Jewelers, Ltd.	5,515	454,491
		1,094,579
Total Common Stocks (Cost $13,867,553)		14,566,903

Short-Term Investment | 5.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $776,958)	776,958	776,958

Total Investments | 99.3% (Cost $14,644,511) (b)		$15,343,861

Cash and Other Assets in Excess of Liabilities | 0.7%		106,446

Net Assets | 100.0%		$15,450,307

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 94.7%

Australia | 4.9%
Amcor, Ltd.	16,433,290	$183,785,320
Caltex Australia, Ltd.	5,772,005	137,901,252
carsales.com, Ltd.	5,243,856	48,435,232
		370,121,804
Belgium | 2.2%
Anheuser-Busch InBev SA/NV	1,281,552	168,459,521

Brazil | 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	7,464,300	67,572,096

China | 1.2%
China Resources Beer Holdings Co., Ltd.	10,216,000	22,327,643
Tencent Holdings, Ltd.	3,085,300	70,368,230
		92,695,873
Denmark | 2.5%
Carlsberg A/S, Class B	1,976,539	187,574,338

Finland | 3.1%
Sampo Oyj, A Shares	5,771,517	235,800,477

France | 5.6%
Iliad SA	449,743	91,421,806
Television Francaise 1	7,822,862	83,721,519
Valeo SA	2,747,860	122,726,348
Vivendi SA	6,342,759	120,177,258
		418,046,931
Germany | 3.7%
Fresenius SE & Co. KGaA	1,076,767	79,341,874
GEA Group AG	1,255,580	59,014,276
Symrise AG	2,079,761	141,716,132
		280,072,282
Indonesia | 0.4%
PT Media Nusantara Citra Tbk	198,856,400	33,101,875

Ireland | 5.9%
James Hardie Industries PLC	6,122,827	93,786,944
Kerry Group PLC, Class A	1,699,802	151,025,436
Shire PLC	3,230,633	198,940,652
		443,753,032
Description	Shares	Fair Value

Israel | 3.2%
Check Point Software Technologies, Ltd. (a)	1,279,970	$101,988,010
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	2,815,735	141,434,369
		243,422,379
Italy | 1.7%
Azimut Holding SpA	3,166,598	51,605,261
Mediaset SpA	22,377,539	78,768,463
		130,373,724
Japan | 19.2%
AEON Financial Service Co., Ltd.	8,442,300	181,420,533
Asics Corp.	5,572,450	93,539,097
Daiwa House Industry Co., Ltd.	7,664,500	223,648,748
Don Quijote Holdings Co., Ltd.	6,308,300	233,061,196
FANUC Corp.	740,700	119,894,432
Japan Tobacco, Inc.	3,860,605	154,658,156
KDDI Corp.	5,878,200	178,940,170
Makita Corp.	1,633,600	107,717,763
SoftBank Group Corp.	2,774,600	156,972,864
		1,449,852,959
Mexico | 0.7%
Grupo Financiero Banorte SAB de CV, Class O	8,941,003	49,970,693

Netherlands | 1.4%
Wolters Kluwer NV	2,541,875	103,874,910

New Zealand | 1.1%
Z Energy, Ltd.	13,843,427	79,967,002

Norway | 3.9%
Statoil ASA	9,530,391	165,022,535
Telenor ASA	7,801,785	128,864,250
		293,886,785
Philippines | 1.9%
Alliance Global Group, Inc.	223,293,600	70,464,564
GT Capital Holdings, Inc.	2,336,215	71,795,196
		142,259,760
South Africa | 1.9%
Mediclinic International PLC	8,045,880	115,821,702
Nampak, Ltd.	22,653,113	29,412,695
		145,234,397
Sweden | 3.0%
Assa Abloy AB, Class B	7,266,002	148,930,657
Swedbank AB, A Shares	3,656,362	76,482,232
		225,412,889

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Switzerland | 3.8%
Actelion, Ltd.	1,136,787	$190,748,888
Cie Financiere Richemont SA	1,574,405	92,362,515
		283,111,403
Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	23,655,000	119,613,078

Thailand | 0.8%
Kasikornbank Public Co. Ltd.	11,629,350	57,184,324

Turkey | 0.9%
Turkcell Iletisim Hizmetleri AS (a)	18,219,051	67,103,460

United Kingdom | 15.1%
ARM Holdings PLC	4,165,168	63,085,455
Associated British Foods PLC	1,681,478	60,967,195
British American Tobacco PLC	3,954,211	257,302,320
Compass Group PLC	8,691,961	165,682,622
Howden Joinery Group PLC	6,172,235	32,192,450
Informa PLC	18,893,268	185,027,987
Merlin Entertainments PLC	13,395,416	79,561,378
Prudential PLC	8,930,621	152,140,273
UBM PLC	4,795,535	41,055,014
Worldpay Group PLC (a)	27,366,830	99,612,625
		1,136,627,319
Description	Shares	Fair Value

United States | 4.1%
Aon PLC	2,086,160	$227,871,257
Signet Jewelers, Ltd.	980,470	80,800,532
		308,671,789
Total Common Stocks (Cost $6,840,477,310)		7,133,765,100

Short-Term Investment | 6.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $462,294,017)	462,294,017	462,294,017

Total Investments | 100.8% (Cost $7,302,771,327) (b)		$7,596,059,117

Liabilities in Excess of Cash and Other Assets | (0.8)%		(57,926,927)

Net Assets | 100.0%		$7,538,132,190

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 100.8%

Australia | 7.8%
Amcor, Ltd.	2,131	$23,833
Aristocrat Leisure, Ltd.	653	6,747
BlueScope Steel, Ltd.	979	4,694
Computershare, Ltd.	292	2,011
CSL, Ltd.	622	52,299
Evolution Mining, Ltd.	1,960	3,417
Fortescue Metals Group, Ltd.	3,254	8,758
Harvey Norman Holdings, Ltd.	2,477	8,588
Magellan Financial Group, Ltd.	418	7,007
Metcash, Ltd. (a)	2,618	3,738
Mirvac Group REIT	2,392	3,619
Northern Star Resources, Ltd.	1,472	5,435
Qantas Airways, Ltd.	2,133	4,497
Regis Resources, Ltd.	1,673	4,275
Sandfire Resources NL	923	3,646
		142,564
Belgium | 0.4%
Ontex Group NV	130	4,109
Telenet Group Holding NV (a)	77	3,515
		7,624
China | 0.2%
Yangzijiang Shipbuilding Holdings, Ltd.	5,700	3,840

Denmark | 3.5%
Novo Nordisk A/S, Class B	1,041	55,982
Vestas Wind Systems A/S	120	8,144
		64,126
Faeroe Islands | 0.4%
Bakkafrost P/F	203	7,659

Finland | 2.1%
Kone Oyj, Class B	824	38,046

France | 8.9%
Airbus Group SE	675	39,196
AXA SA	898	18,040
BNP Paribas SA	448	20,141
CNP Assurances	295	4,372
Elis SA	192	3,376
Faurecia	101	3,244
Description	Shares	Fair Value

Orange SA	511	$8,347
Peugeot SA (a)	252	3,070
Rubis SCA	104	7,974
Sanofi	33	2,774
Societe Generale SA	572	18,077
TOTAL SA	292	14,081
UBISOFT Entertainment (a)	111	4,084
Valeo SA	367	16,391
		163,167
Germany | 6.3%
Allianz SE	49	6,981
BASF SE	241	18,385
Bayer AG	153	15,394
Continental AG	84	15,786
Daimler AG	58	3,459
Deutsche Post AG	108	3,015
Hannover Rueck SE	35	3,657
Muenchener Rueckversicherungs AG	86	14,373
ProSiebenSat.1 Media SE	475	20,741
Rheinmetall AG	51	3,012
SAP SE	106	7,923
United Internet AG	80	3,301
		116,027
Hong Kong | 3.9%
Link Real Estate Investment Trust	1,000	6,841
PCCW, Ltd.	10,000	6,724
The Wharf Holdings, Ltd.	5,000	30,557
WH Group, Ltd.	14,000	11,077
Wheelock & Co., Ltd.	2,000	9,459
Xinyi Automobile Glass Hong Kong Enterprises, Ltd. (a), (c)	1,000	364
Xinyi Glass Holdings, Ltd.	8,000	5,898
		70,920
Ireland | 2.6%
AerCap Holdings NV (a)	103	3,460
Experian PLC	1,635	31,056
Ryanair Holdings PLC Sponsored ADR	167	11,613
Smurfit Kappa Group PLC	103	2,254
		48,383
Italy | 0.7%
Assicurazioni Generali SpA	274	3,226
Enel SpA	2,249	10,003
		13,229

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Japan | 23.6%
Central Japan Railway Co. ADR	623	$11,008
Chubu Electric Power Co., Inc.	600	8,543
Daito Trust Construction Co., Ltd.	100	16,210
Foster Electric Co., Ltd.	200	3,141
Fuji Heavy Industries, Ltd.	600	20,539
Fujitsu, Ltd.	1,000	3,664
Haseko Corp.	600	5,988
Idemitsu Kosan Co., Ltd.	800	17,250
ITOCHU Corp.	200	2,430
JTEKT Corp.	900	10,147
Kanamoto Co., Ltd.	300	5,823
KDDI Corp.	800	24,353
Marubeni Corp.	1,200	5,387
Mazda Motor Corp.	300	4,018
Medipal Holdings Corp.	800	13,127
Mitsubishi Electric Corp.	4,000	47,429
Mitsubishi UFJ Financial Group, Inc.	7,800	34,767
Murata Manufacturing Co., Ltd.	300	33,654
Nippon Telegraph & Telephone Corp.	900	42,249
Nissan Motor Co., Ltd.	2,000	18,022
ORIX Corp.	500	6,385
Sanden Holdings Corp.	1,000	2,693
Sompo Japan Nipponkoa Holdings, Inc.	500	13,245
Sumitomo Chemical Co., Ltd.	4,000	16,403
Sumitomo Mitsui Financial Group, Inc.	1,000	28,670
Teijin, Ltd.	4,000	13,175
The Dai-ichi Life Insurance Co., Ltd.	300	3,326
The San-In Godo Bank, Ltd.	1,000	6,500
West Japan Railway Co. ADR	191	12,062
Yokogawa Electric Corp.	300	3,369
		433,577
Netherlands | 3.3%
Aegon NV	1,361	5,429
GrandVision NV	90	2,346
Heineken Holding NV	55	4,493
NN Group NV	553	15,363
Royal Dutch Shell PLC, A Shares	1,228	33,528
		61,159
New Zealand | 0.5%
Fisher & Paykel Healthcare Corp., Ltd. Class C	1,343	9,640
Description	Shares	Fair Value

Norway | 2.7%
Det Norske Oljeselskap ASA (a)	562	$6,842
DNB ASA	439	5,308
Statoil ASA	1,971	34,129
Yara International ASA	97	3,079
		49,358
Portugal | 1.3%
Altri SGPS SA	705	2,282
Galp Energia SGPS SA	378	5,249
Jeronimo Martins SGPS SA	996	15,692
		23,223
Singapore | 0.6%
CapitaLand, Ltd.	4,800	11,027

South Africa | 0.3%
Mediclinic International PLC	361	5,285

Spain | 3.2%
Amadeus IT Holding SA, A Shares	169	7,404
Banco Bilbao Vizcaya Argentaria SA	777	4,453
Banco Santander SA	6,004	23,376
CaixaBank SA	5,638	12,410
Industria de Diseno Textil SA	336	11,205
		58,848
Sweden | 2.2%
Axfood AB, Class B	477	9,125
Boliden AB	275	5,342
Bonava AB, B Shares (a)	194	2,339
Husqvarna AB, B Shares	619	4,592
Svenska Cellulosa AB SCA, Class B	386	12,309
Volvo AB, Class B	746	7,367
		41,074
Switzerland | 9.7%
Actelion, Ltd.	210	35,237
Chocoladefabriken Lindt & Spruengli AG	2	11,897
Geberit AG	13	4,911
Nestle SA	564	43,505
Roche Holding AG	275	72,608
Swiss Life Holding AG	27	6,237
Temenos Group AG	71	3,537
		177,932

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

United Kingdom | 15.9%
Admiral Group PLC	452	$12,337
Anglo American PLC	652	6,332
Bellway PLC	351	8,874
Berkeley Group Holdings PLC	108	3,677
British American Tobacco PLC	532	34,617
BT Group PLC	5,900	32,579
Centrica PLC	9,572	28,899
Compass Group PLC	823	15,688
Debenhams PLC	2,602	1,931
Direct Line Insurance Group PLC	577	2,668
Hargreaves Lansdown PLC	450	7,488
HSBC Holdings PLC	1,563	9,764
IG Group Holdings PLC	356	3,849
Imperial Brands PLC	187	10,151
International Consolidated Airlines Group SA	1,638	8,200
ITV PLC	2,192	5,295
J Sainsbury PLC	1,548	4,801
Moneysupermarket.com Group PLC	719	2,600
Petrofac, Ltd.	313	3,253
Provident Financial PLC	235	7,264
Reckitt Benckiser Group PLC	140	14,085
Rentokil Initial PLC	1,781	4,593
SSE PLC	1,951	40,795
Tate & Lyle PLC	437	3,897
Taylor Wimpey PLC	1,880	3,359
Unilever NV	340	15,850
		292,846
Description	Shares	Fair Value

United States | 0.7%
AVG Technologies NV (a)	138	$2,621
International Game Technology PLC	540	10,119
		12,740
Total Common Stocks (Cost $1,979,085)		1,852,294

Short-Term Investment | 1.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $35,501)	35,501	35,501

Total Investments | 102.7% (Cost $2,014,586) (b)		$1,887,795

Liabilities in Excess of Cash and Other Assets | (2.7)%		(50,422)

Net Assets | 100.0%		$1,837,373

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 97.5%

Australia | 6.0%
Ainsworth Game Technology, Ltd.	527,088	$852,409
Asaleo Care, Ltd.	1,237,638	1,947,237
carsales.com, Ltd.	156,386	1,444,470
MYOB Group, Ltd.	511,447	1,324,246
Pact Group Holdings, Ltd.	339,298	1,541,564
		7,109,926
Belgium | 1.4%
Kinepolis Group NV	38,165	1,704,259

Canada | 8.0%
AirBoss of America Corp.	104,000	1,133,419
Alaris Royalty Corp.	40,000	887,650
Altus Group, Ltd.	119,965	2,067,898
Element Financial Corp.	145,301	1,540,790
Genworth MI Canada, Inc.	44,712	1,146,914
Intertape Polymer Group, Inc.	100,600	1,641,432
Sandvine Corp.	510,377	1,050,817
		9,468,920
France | 1.0%
Ingenico Group SA	10,190	1,193,939

Germany | 9.4%
Aroundtown Property Holdings PLC (a)	239,204	1,208,515
AURELIUS SE & Co. KGaA	29,058	1,708,232
CompuGroup Medical SE	41,607	1,730,175
CTS Eventim AG & Co. KGaA	37,825	1,150,741
Duerr AG	22,018	1,673,464
Grand City Properties SA	62,516	1,283,613
Norma Group SE	25,603	1,208,646
PATRIZIA Immobilien AG (a)	50,185	1,204,366
		11,167,752
Hong Kong | 0.7%
Pacific Textiles Holdings, Ltd.	668,000	835,898

India | 0.8%
Indiabulls Housing Finance, Ltd.	99,966	1,001,079

Ireland | 2.0%
Cairn Homes PLC (a)	1,049,234	1,119,129
Greencore Group PLC	299,010	1,226,868
		2,345,997
Description	Shares	Fair Value

Italy | 2.8%
Azimut Holding SpA	57,931	$944,087
Cerved Information Solutions SpA	157,784	1,244,047
EI Towers SpA (a)	22,461	1,139,135
		3,327,269
Japan | 28.2%
ABC-Mart, Inc.	20,700	1,377,641
Ai Holdings Corp.	57,160	1,328,113
Ain Holdings, Inc.	32,400	2,507,471
Anicom Holdings, Inc.	56,400	1,579,579
Ariake Japan Co., Ltd.	21,900	1,294,888
Broadleaf Co., Ltd.	128,700	1,178,627
Daikyonishikawa Corp.	90,600	1,142,189
Financial Products Group Co., Ltd.	178,837	1,832,668
Foster Electric Co., Ltd.	55,300	868,613
Gulliver International Co., Ltd.	132,400	1,076,340
Iriso Electronics Co., Ltd.	24,591	1,369,402
JAFCO Co., Ltd.	30,800	760,308
MISUMI Group, Inc.	114,800	2,055,932
Nissei ASB Machine Co., Ltd.	75,000	1,245,420
Rinnai Corp.	12,200	1,073,544
Santen Pharmaceutical Co., Ltd.	68,900	1,074,494
Sawai Pharmaceutical Co., Ltd.	16,300	1,255,949
Seria Co., Ltd.	25,700	2,113,397
Skylark Co., Ltd.	116,300	1,465,477
Suruga Bank, Ltd.	56,800	1,282,608
TechnoPro Holdings, Inc.	41,300	1,280,468
Temp Holdings Co., Ltd.	79,100	1,362,088
USS Co., Ltd.	83,600	1,371,169
Zenkoku Hosho Co., Ltd.	44,242	1,597,803
		33,494,188
Mexico | 1.4%
Nemak SAB de CV	714,600	836,841
Unifin Financiera SAB de CV SOFOM ENR	332,717	833,678
		1,670,519
Netherlands | 1.1%
Aalberts Industries NV	43,155	1,301,752

New Zealand | 1.6%
SKYCITY Entertainment Group, Ltd.	117,195	383,190
Z Energy, Ltd.	253,670	1,465,333
		1,848,523
Norway | 1.2%
Europris ASA	324,102	1,391,110

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Singapore | 0.9%
XP Power, Ltd.	52,689	$1,092,860

Spain | 1.0%
Euskaltel SA (a)	124,224	1,125,972

Sweden | 5.8%
Alimak Group AB	133,194	1,261,719
Indutrade AB	64,826	1,278,870
Inwido AB	137,311	1,531,652
Lifco AB, B Shares	48,425	1,394,450
Loomis AB, B Shares	55,941	1,360,001
		6,826,692
Switzerland | 2.6%
Cembra Money Bank AG	19,094	1,337,923
Kardex AG	19,408	1,731,195
		3,069,118
Taiwan | 2.4%
Cleanaway Co., Ltd.	165,000	889,171
Sporton International, Inc.	212,882	1,098,680
Zeng Hsing Industrial Co., Ltd.	194,000	900,781
		2,888,632
United Arab Emirates | 0.6%
NMC Health PLC	42,786	739,209

United Kingdom | 17.2%
Arrow Global Group PLC	326,120	865,635
Ashtead Group PLC	80,305	1,152,467
Auto Trader Group PLC	201,018	950,514
Clinigen Healthcare, Ltd. (a)	193,074	1,563,790
CMC Markets PLC (a)	216,808	796,056
Dignity PLC	42,481	1,460,136
Description	Shares	Fair Value

EMIS Group PLC	76,273	$940,232
Grafton Group PLC	120,023	795,393
Hunting PLC	145,682	935,111
IG Group Holdings PLC	143,766	1,554,568
John Wood Group PLC	100,808	924,228
Polypipe Group PLC	279,172	979,864
Rentokil Initial PLC	490,571	1,265,172
Rightmove PLC	29,179	1,422,476
RPC Group PLC	176,630	1,850,257
Savills PLC	128,443	1,050,963
Telit Communications PLC	295,405	963,664
Workspace Group PLC REIT	102,190	951,871
		20,422,397
United States | 1.4%
Frank’s International NV	48,600	710,046
Samsonite International SA	334,500	924,985
		1,635,031
Total Common Stocks (Cost $105,438,033)		115,661,042

Short-Term Investment | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $2,708,528)	2,708,528	2,708,528

Total Investments | 99.8% (Cost $108,146,561) (b)		$118,369,570

Cash and Other Assets in Excess of Liabilities | 0.2%		244,539

Net Assets | 100.0%		$118,614,109

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 96.0%

Belgium | 2.8%
Anheuser-Busch InBev SA/NV	5,610	$737,432

Canada | 1.2%
Canadian National Railway Co.	5,300	312,967

China | 1.4%
Autohome, Inc. ADR (a)	9,035	181,694
Tencent Holdings, Ltd.	8,000	182,461
		364,155
Denmark | 2.2%
Carlsberg A/S, Class B	2,860	271,415
Novo Nordisk A/S, Class B	5,799	311,853
		583,268
Finland | 1.8%
Sampo Oyj, A Shares	11,271	460,487

Germany | 3.6%
Continental AG	1,387	260,656
GEA Group AG	5,456	256,441
Symrise AG	6,365	433,715
		950,812
Hong Kong | 1.0%
AIA Group, Ltd.	45,200	271,781

India | 0.5%
Indiabulls Housing Finance, Ltd. GDR	13,303	132,245

Ireland | 2.2%
Shire PLC	9,537	587,283

Israel | 2.1%
Check Point Software Technologies, Ltd. (a)	3,205	255,374
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	5,780	290,330
		545,704
Italy | 1.4%
Davide Campari-Milano SpA	37,469	371,234
Description	Shares	Fair Value

Japan | 6.1%
AEON Financial Service Co., Ltd.	16,840	$361,883
Daiwa House Industry Co., Ltd.	21,870	638,163
Recruit Holdings Co., Ltd.	8,570	311,665
Ryohin Keikaku Co., Ltd.	1,200	291,143
		1,602,854
Netherlands | 3.6%
NXP Semiconductors NV (a)	5,430	425,386
Wolters Kluwer NV	12,475	509,797
		935,183
Norway | 0.4%
Europris ASA	23,154	99,382

South Africa | 0.6%
Sanlam, Ltd.	39,662	163,138

Sweden | 2.1%
Assa Abloy AB, Class B	26,601	545,239

Switzerland | 2.5%
Actelion, Ltd.	3,892	653,064

Taiwan | 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	11,380	298,497

Thailand | 0.7%
Kasikornbank Public Co. Ltd.	37,000	181,938

United Kingdom | 6.4%
British American Tobacco PLC	4,727	307,588
Compass Group PLC	15,387	293,301
Prudential PLC	16,015	272,828
RELX NV	31,221	544,852
Unilever PLC	5,661	271,542
		1,690,111
United States | 52.2%
Accenture PLC, Class A	3,275	371,025
Alphabet, Inc., Class A (a)	912	641,619
Alphabet, Inc., Class C (a)	546	377,887
Aon PLC	3,665	400,328
Apple, Inc.	8,467	809,445
Applied Materials, Inc.	8,110	194,397

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

AutoZone, Inc. (a)	479	$380,249
Bristol-Myers Squibb Co.	5,710	419,970
Cisco Systems, Inc.	14,765	423,608
CVS Health Corp.	2,700	258,498
Eaton Corp. PLC	4,285	255,943
EOG Resources, Inc.	2,540	211,887
Fidelity National Information Services, Inc.	4,540	334,507
Honeywell International, Inc.	3,883	451,671
Intercontinental Exchange, Inc.	1,651	422,590
Kellogg Co.	2,010	164,117
McKesson Corp.	1,678	313,199
Mead Johnson Nutrition Co.	2,565	232,774
Microsoft Corp.	10,325	528,330
Molson Coors Brewing Co., Class B	4,184	423,128
Monsanto Co.	2,680	277,139
Quintiles Transnational Holdings, Inc. (a)	9,330	609,436
Reynolds American, Inc.	9,775	527,166
Rockwell Automation, Inc.	3,400	390,388
S&P Global, Inc.	2,585	277,267
Schlumberger, Ltd.	8,361	661,188
Snap-on, Inc.	1,670	263,559
The Charles Schwab Corp.	10,065	254,745
Description	Shares	Fair Value

The Procter & Gamble Co.	4,605	$389,905
Thermo Fisher Scientific, Inc.	2,095	309,557
Tyco International PLC	7,230	307,998
United Technologies Corp.	5,039	516,749
Vantiv, Inc., Class A (a)	5,005	283,283
Visa, Inc., Class A	6,198	459,706
Zoetis, Inc.	12,027	570,801
		13,714,059
Total Common Stocks (Cost $24,073,685)		25,200,833

Short-Term Investment | 3.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $903,881)	903,881	903,881

Total Investments | 99.4% (Cost $24,977,566) (b)		$26,104,714

Cash and Other Assets in Excess of Liabilities | 0.6%		163,907

Net Assets | 100.0%		$26,268,621

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 96.2%

Australia | 1.7%
Caltex Australia, Ltd.	14,141	$337,848

Belgium | 1.6%
Anheuser-Busch InBev SA/NV	2,472	324,944

China | 1.3%
China Resources Beer Holdings Co., Ltd.	124,000	271,009

Denmark | 1.8%
Carlsberg A/S, Class B	3,852	365,556

Finland | 2.0%
Sampo Oyj, A Shares	9,785	399,775

France | 2.0%
Iliad SA	779	158,352
Vivendi SA	13,230	250,671
		409,023
Indonesia | 0.7%
PT Media Nusantara Citra Tbk	801,600	133,435

Ireland | 2.6%
Shire PLC	8,337	513,388

Israel | 2.1%
Check Point Software Technologies, Ltd. (a)	2,350	187,248
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	4,724	237,287
		424,535
Italy | 1.1%
Mediaset SpA	60,106	211,572

Japan | 5.6%
Ain Holdings, Inc.	2,900	224,434
Asics Corp.	12,100	203,110
Daiwa House Industry Co., Ltd.	15,600	455,205
Don Quijote Holdings Co., Ltd.	6,500	240,144
		1,122,893
New Zealand | 0.9%
Z Energy, Ltd.	31,422	181,510
Description	Shares	Fair Value

Norway | 0.9%
Europris ASA	41,411	$177,744

Philippines | 1.0%
Alliance Global Group, Inc.	609,300	192,276

South Africa | 4.0%
Mediclinic International PLC	18,097	260,509
Nampak, Ltd.	134,803	175,028
Pioneer Foods Group, Ltd.	15,030	176,637
Sanlam, Ltd.	48,537	199,643
		811,817
Switzerland | 3.1%
Actelion, Ltd.	3,709	622,357

Taiwan | 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	13,928	365,331

United Kingdom | 8.9%
ARM Holdings PLC	10,157	153,838
British American Tobacco PLC	6,778	441,048
Informa PLC	33,542	328,488
Merlin Entertainments PLC	34,876	207,144
Prudential PLC	12,157	207,104
Spire Healthcare Group PLC	55,313	246,718
Worldpay Group PLC (a)	56,493	205,629
		1,789,969
United States | 53.1%
Activision Blizzard, Inc.	10,624	421,029
Advance Auto Parts, Inc.	2,501	404,237
Alphabet, Inc., Class A (a)	1,256	883,634
Aon PLC	4,115	449,482
Apple, Inc.	1,934	184,890
Celgene Corp. (a)	2,956	291,550
Cisco Systems, Inc.	17,920	514,125
CVS Health Corp.	2,958	283,199
EOG Resources, Inc.	5,271	439,707
Fidelity National Information Services, Inc.	3,193	235,260
Halliburton Co.	6,771	306,659
International Flavors & Fragrances, Inc.	2,072	261,217
Kellogg Co.	3,890	317,619
McKesson Corp.	1,281	239,099
Microsoft Corp.	10,996	562,665
Molson Coors Brewing Co., Class B	6,409	648,142

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Morningstar, Inc.	3,059	$250,165
Nielsen Holdings PLC	4,768	247,793
Quintiles Transnational Holdings, Inc. (a)	5,925	387,021
Reynolds American, Inc.	17,544	946,148
Rockwell Automation, Inc.	1,356	155,696
Signet Jewelers, Ltd.	1,152	94,936
Snap-on, Inc.	1,277	201,536
The J.M. Smucker Co.	2,079	316,860
Union Pacific Corp.	2,471	215,595
Vertex Pharmaceuticals, Inc. (a)	2,252	193,717
Visa, Inc., Class A	9,373	695,195
Zoetis, Inc.	10,633	504,642
		10,651,818
Total Common Stocks (Cost $18,416,785)		19,306,800
Description	Shares	Fair Value

Short-Term Investment | 3.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $720,096)	720,096	$720,096

Total Investments | 99.8% (Cost $19,136,881) (b)		$20,026,896

Cash and Other Assets in Excess of Liabilities | 0.2%		42,260

Net Assets | 100.0%		$20,069,156

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 101.7%

Australia | 7.1%
Amcor, Ltd.	2,688	$30,062
Blackmores, Ltd.	115	11,363
CSL, Ltd.	464	39,014
Evolution Mining, Ltd.	3,394	5,917
Harvey Norman Holdings, Ltd.	1,807	6,265
Investa Office Fund REIT	2,242	7,173
JB Hi-Fi, Ltd.	351	6,346
Northern Star Resources, Ltd.	2,070	7,643
REA Group, Ltd.	300	13,357
Regis Resources, Ltd.	2,774	7,088
Sandfire Resources NL	1,574	6,217
Telstra Corp., Ltd.	8,240	34,292
Wesfarmers, Ltd.	328	9,879
		184,616
Belgium | 0.3%
Telenet Group Holding NV (a)	192	8,764

Canada | 7.1%
Alamos Gold, Inc., Class A	911	7,834
BCE, Inc.	512	24,230
Canadian Imperial Bank of Commerce	167	12,544
Canadian National Railway Co.	269	15,885
CGI Group, Inc., Class A (a)	153	6,536
CI Financial Corp.	354	7,384
Colliers International Group, Inc.	165	5,635
Constellation Software, Inc.	15	5,805
Corus Entertainment, Inc., B Shares	555	5,722
Dollarama, Inc.	217	15,150
Emera, Inc.	145	5,457
Imperial Oil, Ltd.	245	7,752
Intact Financial Corp.	312	22,288
Metro, Inc.	421	14,667
Open Text Corp.	122	7,214
Quebecor, Inc., Class B	286	8,195
Transcontinental, Inc., Class A	376	5,096
Uni-Select, Inc.	208	5,274
		182,668
Denmark | 0.8%
Coloplast A/S, Class B	107	7,987
Novo Nordisk A/S, Class B	257	13,821
		21,808
Description	Shares	Fair Value

Finland | 0.2%
Kone OYJ, Class B	135	$6,233

France | 0.2%
Sopra Steria Group	50	5,189

Hong Kong | 5.4%
CLP Holdings, Ltd.	2,000	20,473
Henderson Land Development Co., Ltd.	2,310	13,090
Hongkong Land Holdings, Ltd.	1,000	6,112
Jardine Matheson Holdings, Ltd.	200	11,712
Link Real Estate Investment Trust	6,000	41,047
PCCW, Ltd.	22,000	14,792
Swire Pacific, Ltd., Class A	1,000	11,386
The Wharf Holdings, Ltd.	2,000	12,223
Wheelock & Co., Ltd.	2,000	9,459
		140,294
Ireland | 0.2%
Ryanair Holdings PLC Sponsored ADR	73	5,076

Israel | 1.0%
Bank Hapoalim BM	933	4,710
Israel Discount Bank, Ltd., Class A (a)	3,874	6,683
Nice, Ltd.	136	8,540
Orbotech, Ltd. (a)	273	6,975
		26,908
Japan | 10.3%
Amano Corp.	400	6,916
Astellas Pharma, Inc.	400	6,260
Daito Trust Construction Co., Ltd.	200	32,419
Daiwa House Industry Co., Ltd.	200	5,836
Electric Power Development Co., Ltd.	200	4,649
Fuji Heavy Industries, Ltd.	100	3,423
Heiwa Corp.	400	8,070
Idemitsu Kosan Co., Ltd.	500	10,781
Japan Airlines Co., Ltd.	200	6,419
JTEKT Corp.	600	6,765
KDDI Corp.	200	6,088
Kuraray Co., Ltd.	500	5,946
Lion Corp.	1,000	16,387
Medipal Holdings Corp.	300	4,923
Mitsubishi Electric Corp.	1,000	11,857
Nichirei Corp.	1,000	9,139
Nippon Telegraph & Telephone Corp.	200	9,389
Nipro Corp.	500	6,180
Nisshinbo Holdings, Inc.	600	5,415
NTT Data Corp.	100	4,712

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Shimadzu Corp.	1,000	$14,883
Sumitomo Chemical Co., Ltd.	1,000	4,101
Sumitomo Osaka Cement Co., Ltd.	2,000	8,553
Taikisha, Ltd.	300	7,422
Teijin, Ltd.	2,000	6,587
The San-In Godo Bank, Ltd.	1,100	7,150
Tokyo Gas Co., Ltd.	2,000	8,210
UBE Industries, Ltd.	3,000	4,935
UNY Group Holdings Co., Ltd.	1,200	10,062
West Japan Railway Co.	100	6,321
Yamaguchi Financial Group, Inc.	1,000	9,415
Yoshinoya Holdings Co., Ltd.	500	6,804
		266,017
Malta | 0.4%
Unibet Group PLC SDR	1,183	10,822

Netherlands | 0.6%
NN Group NV	534	14,835

New Zealand | 0.7%
Air New Zealand, Ltd.	3,955	5,944
Fisher & Paykel Healthcare Corp., Ltd. Class C	1,618	11,614
		17,558
Norway | 1.9%
Det Norske Oljeselskap ASA (a)	738	8,984
Leroy Seafood Group ASA	130	6,123
Statoil ASA	1,536	26,597
Telenor ASA	466	7,697
		49,401
Singapore | 2.5%
CapitaLand, Ltd.	4,600	10,567
SATS, Ltd.	2,100	6,416
Singapore Airlines, Ltd.	3,100	24,586
United Overseas Bank, Ltd.	1,700	23,475
		65,044
South Africa | 0.3%
Mediclinic International PLC	504	7,379

Spain | 0.1%
Corporacion Financiera Alba SA	60	2,449

Sweden | 1.1%
Axfood AB, Class B	1,116	21,348
Castellum AB	512	7,288
		28,636
Description	Shares	Fair Value

Switzerland | 2.0%
Actelion, Ltd.	36	$6,041
Chocoladefabriken Lindt & Spruengli AG	2	11,896
Roche Holding AG	127	33,532
		51,469
United Kingdom | 5.8%
Admiral Group PLC	343	9,362
Bellway PLC	145	3,666
Berendsen PLC	473	7,706
Berkeley Group Holdings PLC	138	4,698
BT Group PLC	2,628	14,511
Centrica PLC	8,843	26,698
Cineworld Group PLC	365	2,662
Compass Group PLC	910	17,346
Debenhams PLC	4,182	3,104
easyJet PLC	351	5,099
Greggs PLC	343	4,446
Halma PLC	485	6,582
Hargreaves Lansdown PLC	322	5,358
ITV PLC	2,509	6,061
National Grid PLC	420	6,176
Provident Financial PLC	126	3,895
RELX PLC	360	6,633
Rentokil Initial PLC	4,779	12,325
WH Smith PLC	220	4,668
		150,996
United States | 53.7%
3M Co.	227	39,752
Alphabet, Inc., Class A (a)	8	5,628
Altria Group, Inc.	101	6,965
AMC Networks, Inc., Class A (a)	99	5,982
Amdocs, Ltd.	144	8,312
American Electric Power Co., Inc.	561	39,321
Amgen, Inc.	39	5,934
Aon PLC	109	11,906
AT&T, Inc.	1,119	48,352
Automatic Data Processing, Inc.	207	19,017
Baxter International, Inc.	454	20,530
Bristol-Myers Squibb Co.	97	7,134
Cadence Design Systems, Inc. (a)	307	7,460
Cal-Maine Foods, Inc.	123	5,451
Campbell Soup Co.	602	40,051
Carnival Corp.	326	14,409
CBOE Holdings, Inc.	245	16,322
Church & Dwight Co., Inc.	63	6,482
Colgate-Palmolive Co.	105	7,686

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Comcast Corp., Class A	101	$6,584
C.R. Bard, Inc.	80	18,813
Darden Restaurants, Inc.	302	19,129
Delta Air Lines, Inc.	120	4,372
Dr Pepper Snapple Group, Inc.	343	33,144
Edison International	142	11,029
Emerson Electric Co.	151	7,876
Equity Residential REIT	114	7,852
Everest Re Group, Ltd.	182	33,246
Exelon Corp.	406	14,762
FactSet Research Systems, Inc.	135	21,792
Fifth Third Bancorp	374	6,579
Foot Locker, Inc.	117	6,419
GATX Corp.	144	6,332
General Dynamics Corp.	69	9,608
Global Payments, Inc.	96	6,852
Great Plains Energy, Inc.	1,008	30,643
HCA Holdings, Inc. (a)	502	38,659
IDEXX Laboratories, Inc. (a)	74	6,872
Intel Corp.	250	8,200
International Paper Co.	176	7,459
Intuit, Inc.	158	17,634
Iron Mountain, Inc. REIT	222	8,842
JetBlue Airways Corp. (a)	624	10,333
Johnson & Johnson	364	44,153
Linear Technology Corp.	143	6,654
Lowe’s Cos., Inc.	84	6,650
Marsh & McLennan Cos., Inc.	133	9,105
MasterCard, Inc., Class A	55	4,843
McDonald’s Corp.	238	28,641
MetLife, Inc.	181	7,209
Mettler-Toledo International, Inc. (a)	23	8,393
Motorola Solutions, Inc.	78	5,146
MSCI, Inc., Class A	103	7,943
NIKE, Inc., Class B	303	16,726
Nordstrom, Inc.	193	7,344
Northrop Grumman Corp.	40	8,891
O’Reilly Automotive, Inc. (a)	68	18,435
Omnicom Group, Inc.	169	13,772
PepsiCo, Inc.	372	39,410
Pinnacle West Capital Corp.	134	10,862
Pool Corp.	193	18,148
Premier, Inc., Class A (a)	157	5,134
Primerica, Inc.	169	9,674
Description	Shares	Fair Value

Public Service Enterprise Group, Inc.	557	$25,962
Republic Services, Inc.	239	12,263
Rockwell Collins, Inc.	174	14,814
Ross Stores, Inc.	181	10,261
S&P Global, Inc.	169	18,127
Sabre Corp.	224	6,001
Sanderson Farms, Inc.	75	6,498
Simon Property Group, Inc. REIT	68	14,749
Skyworks Solutions, Inc.	90	5,695
Spirit AeroSystems Holdings, Inc., Class A (a)	112	4,816
Starbucks Corp.	285	16,279
Target Corp.	106	7,401
Texas Instruments, Inc.	111	6,954
The Clorox Co.	302	41,794
The Estee Lauder Cos., Inc., Class A	70	6,371
The Kroger Co.	839	30,867
The Procter & Gamble Co.	77	6,520
The Southern Co.	626	33,572
The TJX Cos., Inc.	280	21,624
Time Warner, Inc.	205	15,076
Time, Inc.	410	6,749
Tyson Foods, Inc., Class A	393	26,248
UnitedHealth Group, Inc.	49	6,919
Unum Group	266	8,456
Verizon Communications, Inc.	682	38,083
Visa, Inc., Class A	85	6,304
Wal-Mart Stores, Inc.	160	11,683
Waters Corp. (a)	114	16,034
Wyndham Worldwide Corp.	111	7,907
Xcel Energy, Inc.	472	21,136
		1,392,021
Total Common Stocks (Cost $2,523,546)		2,638,183

Short-Term Investment | 0.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $23,375)	23,375	23,375

Total Investments | 102.6% (Cost $2,546,921) (b)		$2,661,558

Liabilities in Excess of Cash and Other Assets | (2.6)%		(68,678)

Net Assets | 100.0%		$2,592,880

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2016 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$1,012,563,140	$75,035,175	$10,430,629	$64,604,546
US Strategic Equity	106,791,208	10,031,625	3,935,108	6,096,517
US Mid Cap Equity	21,301,609	1,178,343	446,725	731,618
US Small-Mid Cap Equity	193,008,420	14,537,354	9,065,345	5,472,009
International Equity	1,230,087,268	62,312,475	66,327,446	(4,014,971)
International Equity Select	25,255,906	1,665,477	1,921,095	(255,618)
International Equity Concentrated	14,644,511	1,498,783	799,433	699,350
International Strategic Equity	7,302,771,327	737,291,488	444,003,698	293,287,790
International Equity Advantage	2,014,586	75,423	202,214	(126,791)
International Small Cap Equity	108,146,561	16,363,104	6,140,095	10,223,009
Global Equity Select	24,977,566	1,984,480	857,332	1,127,148
Global Strategic Equity	19,136,881	1,503,390	613,375	890,015
Managed Equity Volatility	2,546,921	206,725	92,088	114,637

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 9.

Security Abbreviations:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Aerospace & Defense	0.9%	—%	—%	—%	2.1%
Air Freight & Logistics	—	—	—	—	0.2
Airlines	0.8	1.0	—	—	1.3
Auto Components	1.8	1.9	3.4	1.6	2.4
Automobiles	1.6	—	3.4	—	2.7
Banks	5.8	5.3	—	2.4	8.9
Beverages	4.6	5.4	5.1	5.0	0.2
Biotechnology	2.8	3.5	8.1	5.2	4.8
Building Products	2.1	2.1	—	2.0	0.3
Capital Markets	0.7	—	—	0.7	0.8
Chemicals	—	—	—	1.9	2.8
Commercial Services & Suppliers	—	—	2.0	—	0.4
Communications Equipment	—	—	—	—	—
Construction & Engineering	1.9	1.5	3.0	—	—
Construction Materials	1.1	—	—	1.2	—
Consumer Finance	0.9	—	1.9	2.4	0.4
Containers & Packaging	—	0.4	—	2.8	1.4
Distributors	—	—	—	—	—
Diversified Consumer Services	—	0.7	—	—	—
Diversified Financial Services	—	1.6	—	1.0	0.6
Diversified Telecommunication Services	3.3	2.9	—	2.9	4.9
Electric Utilities	1.1	1.4	—	—	3.2
Electrical Equipment	—	—	—	—	3.0
Electronic Equipment, Instruments & Components	—	—	—	—	2.0
Energy Equipment & Services	—	—	—	—	0.2
Food & Staples Retailing	2.7	1.3	—	—	1.8
Food Products	—	0.8	—	2.8	4.3
Gas Utilities	—	—	—	—	0.4
Health Care Equipment & Supplies	—	—	—	—	0.5
Health Care Providers & Services	—	1.3	—	2.6	1.0
Health Care Technology	—	—	—	—	—
Hotels, Restaurants & Leisure	—	1.8	—	3.3	1.8
Household Durables	1.8	1.2	3.0	—	1.7
Household Products	—	—	—	—	1.4
Independent Power & Renewable Electricity Producers	—	—	—	—	—
Industrial Conglomerates	0.4	1.9	—	0.9	0.2
Insurance	7.6	7.6	9.4	8.2	5.9
Internet Software & Services	—	1.4	2.0	1.6	0.3
IT Services	2.0	1.9	3.1	1.3	0.7
Leisure Products	—	—	—	—	—
Life Sciences Tools & Services	—	—	—	—	—
Machinery	2.2	3.6	3.5	3.8	3.2
Media	6.5	5.1	5.5	8.6	1.6
Metals & Mining	1.6	1.4	—	—	2.3
Multiline Retail	2.3	1.1	—	3.1	0.6
Multi-Utilities	—	—	—	—	1.6
Oil, Gas & Consumable Fuels	7.0	2.8	3.1	5.1	6.1
Paper & Forest Products	—	—	—	—	0.1

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

—%	3.7%	—%	1.5%
—	—	—	—
—	—	—	2.4
1.7	1.0	—	—
—	—	—	0.1
1.1	0.7	—	2.7
—	6.8	8.0	2.8
—	4.7	8.1	2.0
2.1	2.1	—	—
4.3	1.0	—	0.5
1.0	2.7	1.3	0.8
3.0	1.2	—	1.4
2.7	1.6	2.6	0.2
—	—	—	0.3
—	—	—	0.3
2.6	1.4	—	0.2
4.2	—	0.9	1.4
—	—	—	0.9
1.2	—	—	—
6.6	2.7	1.2	2.6
0.9	—	0.8	7.4
—	—	—	7.2
0.9	2.5	0.8	0.8
3.3	—	—	1.4
2.2	2.5	1.5	—
2.1	1.0	2.5	4.0
2.1	1.5	4.0	4.1
—	—	—	0.3
—	—	—	2.8
1.8	1.2	3.7	2.4
2.3	—	—	—
2.3	1.1	1.0	4.7
3.3	—	—	0.3
—	1.5	—	3.0
—	—	—	0.2
—	—	1.0	2.2
1.3	6.0	6.3	4.9
3.2	5.3	4.4	0.2
—	5.5	5.7	2.6
—	—	—	0.3
1.3	3.5	1.9	0.9
7.1	2.0	1.0	0.5
2.4	4.0	4.6	3.8
—	—	—	1.3
3.0	1.5	2.1	1.5
—	—	—	2.3
1.2	0.8	4.8	2.1
—	—	—	—

Semi-Annual Report  55

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Personal Products	1.5%	1.9%	—%	—%	1.1%
Pharmaceuticals	6.7	6.5	4.0	1.9	8.0
Professional Services	—	—	—	—	1.7
Real Estate Investment Trusts (REITs)	—	—	—	—	0.6
Real Estate Management & Development	3.0	2.8	4.5	3.0	3.7
Road & Rail	—	—	—	—	1.3
Semiconductors & Semiconductor Equipment	2.0	3.7	4.6	2.4	—
Software	—	1.3	—	1.3	1.0
Specialty Retail	3.0	1.8	5.9	1.1	0.7
Technology Hardware, Storage & Peripherals	—	1.5	—	—	—
Textiles, Apparel & Luxury Goods	—	0.6	—	2.5	—
Thrifts & Mortgage Finance	—	—	—	—	—
Tobacco	4.8	4.7	5.8	5.5	2.4
Trading Companies & Distributors	2.6	2.1	4.9	0.4	0.9
Transportation Infrastructure	—	—	—	—	—
Water Utilities	—	1.2	—	0.9	—
Wireless Telecommunication Services	5.4	5.5	8.1	5.3	1.3
Subtotal	92.5	94.5	94.3	94.7	100.8
Repurchase Agreement	7.5	—	—	—	—
Short-Term Investments	—	7.1	5.0	6.1	1.9
Total Investments	100.0%	101.6%	99.3%	100.8%	102.7%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

1.6%	1.0%	—%	0.7%
2.0	6.1	3.7	4.0
3.1	1.2	1.2	—
0.8	—	—	3.1
5.7	2.4	2.3	4.4
—	1.2	1.1	0.9
—	3.5	2.6	1.1
2.1	3.0	5.8	1.8
3.2	1.3	2.5	2.9
—	3.1	0.9	—
1.5	—	1.0	0.6
1.8	0.5	—	—
—	3.2	6.9	0.3
4.5	—	—	0.2
—	—	—	0.2
—	—	—	—
—	—	—	0.2
97.5	96.0	96.2	101.7
—	—	—	—
2.3	3.4	3.6	0.9
99.8%	99.4%	99.8%	102.6%

Semi-Annual Report 57

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2016	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio
ASSETS
Investments in securities, at fair value	$1,077,167,686	$112,887,725
Cash	—	—
Foreign currency, at fair value	—	—
Receivables for:
Investments sold	22,166,761	333,541
Capital stock sold	5,669,963	311,686
Dividends	261,487	102,824
Amount due from Investment Manager (Note 3)	—	—
Prepaid expenses	—	—
Total assets	1,105,265,897	113,635,776

LIABILITIES
Payables for:
Management fees	612,323	47,000
Accrued distribution fees	20,311	301
Accrued custodian fees	13,072	14,351
Accrued administration fees	43,955	12,096
Accrued professional services	26,280	22,475
Investments purchased	26,912,782	123,151
Capital stock redeemed	2,228,629	46,830
Other accrued expenses and payables	10,176	8,559
Total liabilities	29,867,528	274,763
Net assets	$1,075,398,369	$113,361,013

NET ASSETS
Paid in capital	$983,836,597	$108,325,534
Undistributed (distributions in excess of) net investment income (loss)	2,142,001	640,702
Accumulated net realized gain (loss)	24,815,225	(1,701,740)
Net unrealized appreciation (depreciation) on:
Investments	64,604,546	6,096,517
Foreign currency translations	—	—
Net assets	$1,075,398,369	$113,361,013

Institutional Shares
Net assets	$985,092,938	$100,457,853
Shares of capital stock outstanding*	69,564,108	9,103,540
Net asset value, offering and redemption price per share	$14.16	$11.04

Open Shares
Net assets	$90,305,431	$1,403,423
Shares of capital stock outstanding*	6,345,047	126,886
Net asset value, offering and redemption price per share	$14.23	$11.06

R6 Shares
Net assets	—	$11,499,737
Shares of capital stock outstanding*	—	1,042,205
Net asset value, offering and redemption price per share	—	$11.03

Cost of investments in securities	$1,012,563,140	$106,791,208
Cost of foreign currency	$—	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$22,033,227	$198,480,429	$1,226,072,297	$25,000,288	$15,343,861
—	171	831	—	—
—	—	3,741,458	59,157	56,111

332,893	91,330	9,796,323	—	614,496
1,817	402,289	4,743,325	299,347	—
36,454	128,707	3,320,346	95,615	29,088
—	—	—	—	3,892
—	—	49,408	8,881	—
22,404,391	199,102,926	1,247,723,988	25,463,288	16,047,448

363	123,794	710,928	961	—
3,377	7,143	20,744	454	46
8,241	14,291	31,771	26,551	10,465
8,953	14,886	43,265	9,060	5,524
21,828	22,978	35,817	18,406	21,697
506,445	985,197	20,012,010	788,166	537,891
147,924	131,022	513,315	9,369	14,816
3,457	9,750	7,395	5,270	6,702
700,588	1,309,061	21,375,245	858,237	597,141
$21,703,803	$197,793,865	$1,226,348,743	$24,605,051	$15,450,307

$61,779,820	$193,002,090	$1,261,617,476	$27,055,607	$17,107,049
(36,035)	270,425	22,889,712	576,396	151,397
(40,771,600)	(950,659)	(54,109,884)	(2,768,629)	(2,505,319)

731,618	5,472,009	(4,014,971)	(255,618)	699,350
—	—	(33,590)	(2,705)	(2,170)
$21,703,803	$197,793,865	$1,226,348,743	$24,605,051	$15,450,307

$6,286,825	$163,724,779	$1,067,254,673	$22,401,196	$15,202,427
363,133	12,734,846	63,984,652	2,501,003	1,733,421
$17.31	$12.86	$16.68	$8.96	$8.77

$15,416,978	$34,069,086	$105,499,528	$2,203,855	$247,880
906,971	2,806,195	6,279,800	246,034	28,242
$17.00	$12.14	$16.80	$8.96	$8.78

—	—	$53,594,542	—	—
—	—	3,214,571	—	—
—	—	$16.67	—	—

$21,301,609	$193,008,420	$1,230,087,268	$25,255,906	$14,644,511
$—	$—	$3,728,666	$59,178	$52,612

Semi-Annual Report  59

June 30, 2016	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio
ASSETS
Investments in securities, at fair value	$7,596,059,117	$1,887,795
Foreign currency, at fair value	1,704,838	—
Receivables for:
Investments sold	91,931,145	29,950
Capital stock sold	24,561,742	—
Dividends	22,866,248	6,594
Amount due from Investment Manager (Note 3)	—	19,644
Prepaid expenses	—	18,535
Total assets	7,737,123,090	1,962,518

LIABILITIES
Foreign currency due to custodian	—	859
Payables for:
Management fees	4,678,557	—
Accrued distribution fees	394,072	18
Accrued custodian fees	238,138	27,642
Accrued administration fees	150,845	4,726
Accrued professional services	118,379	21,627
Investments purchased	178,304,654	18,847
Capital stock redeemed	14,827,619	—
Offering costs (Note 2(g))	—	46,283
Other accrued expenses and payables	278,636	5,143
Total liabilities	198,990,900	125,145
Net assets	$7,538,132,190	$1,837,373

NET ASSETS
Paid in capital	$7,603,082,711	$2,107,739
Undistributed (distributions in excess of) net investment income (loss)	93,263,171	13,745
Accumulated net realized gain (loss)	(450,829,094)	(157,509)
Net unrealized appreciation (depreciation) on:
Investments	293,287,790	(126,791)
Foreign currency translations	(672,388)	189
Net assets	$7,538,132,190	$1,837,373

Institutional Shares
Net assets	$5,583,703,274	$1,750,035
Shares of capital stock outstanding*	425,408,472	202,483
Net asset value, offering and redemption price per share	$13.13	$8.64

Open Shares
Net assets	$1,877,940,697	$87,338
Shares of capital stock outstanding*	142,118,338	10,120
Net asset value, offering and redemption price per share	$13.21	$8.63

R6 Shares
Net assets	$76,488,219	—
Shares of capital stock outstanding*	5,823,095	—
Net asset value, offering and redemption price per share	$13.14	—

Cost of investments in securities	$7,302,771,327	$2,014,586
Cost of foreign currency	$1,705,915	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$118,369,570	$26,104,714	$20,026,896	$2,661,558
31,309	—	—	1,061

814,946	375,113	554,312	—
330,143	63,543	1,855	—
300,367	45,072	37,434	3,582
—	—	—	19,255
—	—	—	19,835
119,846,335	26,588,442	20,620,497	2,705,291

—	2,597	272,936	—

74,135	3,839	718	—
13,205	79	24	39
24,998	10,394	13,231	34,600
12,186	5,990	5,743	4,710
25,353	21,743	18,899	21,630
1,002,157	258,887	235,169	—
71,353	10,312	—	—
—	—	—	46,283
8,839	5,980	4,621	5,149
1,232,226	319,821	551,341	112,411
$118,614,109	$26,268,621	$20,069,156	$2,592,880

$171,107,300	$25,683,237	$19,789,619	$2,550,773
1,116,359	119,961	93,952	9,861
(63,825,320)	(662,179)	(699,259)	(82,358)

10,223,009	1,127,148	890,015	114,637
(7,239)	454	(5,171)	(33)
$118,614,109	$26,268,621	$20,069,156	$2,592,880

$54,905,691	$25,962,727	$19,952,992	$2,403,418
5,193,104	2,493,054	2,078,119	238,025
$10.57	$10.41	$9.60	$10.10

$63,708,418	$305,894	$116,164	$189,462
6,018,840	29,401	12,118	18,791
$10.58	$10.40	$9.59	$10.08

—	—	—	—
—	—	—	—
—	—	—	—

$108,146,561	$24,977,566	$19,136,881	$2,546,921
$31,313	$—	$—	$1,064

Semi-Annual Report  61

The Lazard Funds, Inc. Statements of Operations (unaudited)

	Lazard	Lazard
	US Equity	US Strategic
For the Six Months Ended June 30, 2016	Concentrated Portfolio	Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$6,007,140	$1,074,011

Expenses
Management fees (Note 3)	3,380,315	404,276
Distribution fees (Open Shares)	154,701	1,686
Custodian fees	61,515	37,487
Administration fees	121,513	36,483
Shareholders’ reports	10,700	4,327
Registration fees	44,806	17,427
Professional services	31,027	19,909
Directors’ fees and expenses	18,542	4,854
Shareholders’ services	19,358	20,792
Amortization of offering costs (Note 2(g))	—	—
Other†	14,463	4,996
Total gross expenses	3,856,940	552,237
Management fees waived and expenses reimbursed	—	(118,928)
Administration fees waived	—	—
Total net expenses	3,856,940	433,309
Net investment income (loss)	2,150,200	640,702

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	22,190,145	(4,187,600)
Foreign currency transactions	—	—
Total net realized gain (loss) on investments and foreign currency transactions	22,190,145	(4,187,600)
Net change in unrealized appreciation (depreciation) on:
Investments	10,016,714	4,046,355
Foreign currency translations	—	—
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	10,016,714	4,046,355
Net realized and unrealized gain (loss) on investments and foreign currency transactions	32,206,859	(141,245)
Net increase (decrease) in net assets resulting from operations	$34,357,059	$499,457
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$—	$298

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Lazard	Lazard	Lazard	Lazard	Lazard
US Mid Cap	US Small-Mid Cap	International	International Equity	International Equity
Equity Portfolio	Equity Portfolio	Equity Portfolio	Select Portfolio	Concentrated Portfolio

$112,227	$1,129,719	$18,585,594	$411,426	$255,139

87,672	746,253	3,673,634	86,025	64,340
21,268	44,840	107,690	2,714	167
24,792	42,777	130,482	49,458	30,954
27,270	44,832	120,621	27,226	26,388
5,210	7,346	13,503	2,715	1,580
17,427	19,913	60,290	17,427	17,427
18,508	21,127	38,116	18,808	18,326
3,019	6,408	18,763	2,897	2,744
14,552	15,575	34,429	13,439	12,682
—	—	1,836	—	—
3,165	5,796	15,059	3,009	2,848
222,883	954,867	4,214,423	223,718	177,456
(74,621)	—	(17,388)	(100,025)	(92,816)
—	—	—	—	(9,375)
148,262	954,867	4,197,035	123,693	75,265
(36,035)	174,852	14,388,559	287,733	179,874

(2,197,833)	(4,193,358)	(39,782,218)	(782,181)	(1,344,623)
—	—	70,237	5,167	1,677
(2,197,833)	(4,193,358)	(39,711,981)	(777,014)	(1,342,946)

759,141	4,034,441	4,605,719	1,176,275	2,028,787
—	—	(3,066)	(778)	(1,983)

759,141	4,034,441	4,602,653	1,175,497	2,026,804
(1,438,692)	(158,917)	(35,109,328)	398,483	683,858
$(1,474,727)	$15,935	$(20,720,769	$686,216	$863,732
$—	$4,586	$2,036,358	$48,406	$24,068
$11	$—	$—	$—	$—

Semi-Annual Report  63

	Lazard	Lazard
	International Strategic	International Equity
For the Six Months Ended June 30, 2016	Equity Portfolio	Advantage Portfolio

Investment Income (Loss)

Income
Dividends*	$125,560,588	$37,197

Expenses
Management fees (Note 3)	27,003,756	6,111
Distribution fees (Open Shares)	2,309,234	115
Custodian fees	775,960	52,378
Administration fees	434,709	24,713
Shareholders’ reports	233,976	1,626
Registration fees	166,265	9,967
Professional services	158,165	18,145
Directors’ fees and expenses	133,060	2,523
Shareholders’ services	124,708	12,138
Amortization of offering costs (Note 2(g))	383	20,526
Other†	97,766	2,739
Total gross expenses	31,437,982	150,981
Management fees waived and expenses reimbursed	(6,388)	(133,005)
Administration fees waived	—	(9,375)
Total net expenses	31,431,594	8,601
Net investment income (loss)	94,128,994	28,596

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(430,787,438)	(92,443)
Foreign currency transactions	(2,207,403)	472
Total net realized gain (loss) on investments and foreign currency transactions	(432,994,841)	(91,971)
Net change in unrealized appreciation (depreciation) on:
Investments	272,301,550	(51,191)
Foreign currency translations	(301,572)	214
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	271,999,978	(50,977)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(160,994,863)	(142,948)
Net increase (decrease) in net assets resulting from operations	$(66,865,869)	$(114,352)
* Net of foreign withholding taxes of	$14,439,491	$4,667
† Includes interest on line of credit of	$—	$— (a)

(a) Amount is less than $1.

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Lazard	Lazard	Lazard	Lazard
International Small Cap	Global Equity	Global Strategic	Managed Equity
Equity Portfolio	Select Portfolio	Equity Portfolio	Volatility Portfolio

$1,379,253	$267,099	$230,606	$34,732

415,963	92,860	73,940	7,399
75,907	359	140	223
54,681	35,762	34,379	60,524
36,025	24,019	26,698	24,771
5,774	1,495	1,303	1,648
19,913	22,399	17,427	9,967
22,456	18,437	18,305	18,152
4,499	2,874	2,706	2,532
14,965	13,027	12,654	12,146
—	—	—	20,526
4,344	2,986	2,836	2,746
654,527	214,218	190,388	160,634
—	(87,348)	(85,157)	(141,742)
—	(6,250)	(9,375)	(9,375)
654,527	120,620	95,856	9,517
724,726	146,479	134,750	25,215

(63,060)	(462,370)	(392,757)	(17,635)
43,120	(2,288)	785	243
(19,940)	(464,658)	(391,972)	(17,392)

(4,067,129)	541,936	813,888	123,998
2,695	1,021	(5,067)	(20)

(4,064,434)	542,957	808,821	123,978
(4,084,374)	78,299	416,849	106,586
$(3,359,648)	$224,778	$551,599	$131,801
$138,771	$19,655	$16,307	$1,926
$88	$10	$43	$—

Semi-Annual Report  65

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard		Lazard
	US Equity Concentrated Portfolio		US Strategic Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(unaudited)	2015	(unaudited)	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,150,200	$1,887,231	$640,702	$1,052,843
Net realized gain (loss) on investments and foreign currency transactions	22,190,145	30,074,234	(4,187,600)	11,091,133
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	10,016,714	5,395,535	4,046,355	(18,663,214)
Net increase (decrease) in net assets resulting from operations	34,357,059	37,357,000	499,457	(6,519,238)
Distributions to shareholders
From net investment income
Institutional Shares	—	(1,883,815)	—	(948,959)
Open Shares	—	(3,488)	—	(7,796)
R6 Shares	—	—	—	(108,054)
From net realized gains
Institutional Shares	—	(23,437,763)	—	(7,489,067)
Open Shares	—	(3,760,711)	—	(99,273)
R6 Shares	—	—	—	(801,859)
Net decrease in net assets resulting from distributions	—	(29,085,777)	—	(9,455,008)
Capital stock transactions
Net proceeds from sales
Institutional Shares	323,738,532	423,064,259	7,910,471	25,689,676
Open Shares	57,897,021	121,735,683	215,154	472,441
R6 Shares	—	—	823,526	2,204,020
Net proceeds from reinvestment of distributions
Institutional Shares	—	20,824,339	—	8,349,974
Open Shares	—	3,751,514	—	99,593
R6 Shares	—	—	—	909,913
Cost of shares redeemed
Institutional Shares	(84,453,356)	(67,265,283)	(18,133,767)	(29,493,938)
Open Shares	(86,266,612)	(19,370,112)	(339,045)	(5,668,683)
R6 Shares	—	—	(1,755,198)	(4,177,254)
Net increase (decrease) in net assets from capital stock transactions	210,915,585	482,740,400	(11,278,859)	(1,614,258)
Redemption fees (Note 2(i))
Institutional Shares	4,871	12,106	50	807
Open Shares	6,747	4,689	—	—
R6 Shares	—	—	2,217	16
Net increase in net assets from redemption fees	11,618	16,795	2,267	823
Total increase (decrease) in net assets	245,284,262	491,028,418	(10,777,135)	(17,587,681)
Net assets at beginning of period	830,114,107	339,085,689	124,138,148	141,725,829
Net assets at end of period*	$1,075,398,369	$830,114,107	$113,361,013	$124,138,148
*Includes undistributed (distributions in excess of) net investment income (loss) of	$2,142,001	$(8,199)	$640,702	$—
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	51,761,468	24,685,845	10,051,583	9,645,978
Shares sold	23,989,794	30,399,245	734,362	2,086,312
Shares issued to shareholders from reinvestment of distributions	—	1,524,476	—	770,083
Shares redeemed	(6,187,154)	(4,848,098)	(1,682,405)	(2,450,790)
Net increase (decrease)	17,802,640	27,075,623	(948,043)	405,605
Shares outstanding at end of period	69,564,108	51,761,468	9,103,540	10,051,583
Open Shares
Shares outstanding at beginning of period	8,216,877	593,582	139,487	547,671
Shares sold	4,270,868	8,729,933	19,569	38,844
Shares issued to shareholders from reinvestment of distributions	—	273,036	—	9,151
Shares redeemed	(6,142,698)	(1,379,674)	(32,170)	(456,179)
Net increase (decrease)	(1,871,830)	7,623,295	(12,601)	(408,184)
Shares outstanding at end of period	6,345,047	8,216,877	126,886	139,487
R6 Shares*
Shares outstanding at beginning of period			1,127,410	1,202,892
Shares sold			78,546	182,429
Shares issued to shareholders from reinvestment of distributions			—	83,995
Shares redeemed			(163,751)	(341,906)
Net increase (decrease)			(85,205)	(75,482)
Shares outstanding at end of period			1,042,205	1,127,410

* The inception date for the R6 Shares was April 1, 2015 for Lazard International Equity Portfolio.

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard		Lazard		Lazard
US Mid Cap Equity Portfolio		US Small-Mid Cap Equity Portfolio		International Equity Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2016	December 31,	June 30, 2016	December 31,	June 30, 2016	December 31,
(unaudited)	2015	(unaudited)	2015	(unaudited)	2015

$(36,035)	$(120,499)	$174,852	$182,743	$14,388,559	$8,980,812

(2,197,833)	2,806,311	(4,193,358)	13,219,228	(39,711,981)	2,871,498

759,141	(3,655,186)	4,034,441	(19,823,465)	4,602,653	(23,619,729)

(1,474,727)	(969,374)	15,935	(6,421,494)	(20,720,769)	(11,767,419)

—	(24,670)	—	(17,759)	—	(4,038,236)
—	(14,349)	—	(3,736)	—	(262,377)
—	—	—	—	—	(355,061)

—	—	—	(11,306,533)	—	—
—	—	—	(2,473,228)	—	—
—	—	—	—	—	—
—	(39,019)	—	(13,801,256)	—	(4,655,674)

174,764	1,456,957	7,305,978	53,059,478	430,347,352	483,936,279
516,017	5,723,851	5,246,694	30,739,628	41,606,672	49,294,930
—	—	—	—	47,481,159	52,923,780

—	22,654	—	10,640,543	—	3,667,632
—	13,934	—	2,419,535	—	191,128
—	—	—	—	—	355,061

(431,760)	(1,928,166)	(14,623,833)	(34,353,142)	(82,265,211)	(117,130,557)
(4,358,621)	(17,394,459)	(8,163,194)	(7,864,980)	(14,267,771)	(26,768,386)
—	—	—	—	(41,764,386)	(23,192)

(4,099,600)	(12,105,229)	(10,234,355)	54,641,062	381,137,815	446,446,675

9	—	436	369	51,002	17,911
70	209	35	528	777	666
—	—	—	—	—	—
79	209	471	897	51,779	18,577
(5,574,248)	(13,113,413)	(10,217,949)	34,419,209	360,468,825	430,042,159
27,278,051	40,391,464	208,011,814	173,592,605	865,879,918	435,837,759
$21,703,803	$27,278,051	$197,793,865	$208,011,814	$1,226,348,743	$865,879,918

$(36,035)	$—	$270,425	$95,573	$22,889,712	$8,501,153

378,296	399,731	13,311,013	11,226,207	43,106,382	22,354,987
10,278	75,046	586,581	3,608,752	25,868,281	27,180,751

—	1,263	—	830,722	—	218,572
(25,441)	(97,744)	(1,162,748)	(2,354,668)	(4,990,011)	(6,647,928)
(15,163)	(21,435)	(576,167)	2,084,806	20,878,270	20,751,395
363,133	378,296	12,734,846	13,311,013	63,984,652	43,106,382

1,136,165	1,770,896	3,031,413	1,185,030	4,657,031	3,359,468
31,214	296,292	465,179	2,245,827	2,486,691	2,760,725

—	789	—	199,577	—	11,283
(260,408)	(931,812)	(690,397)	(599,021)	(863,922)	(1,474,445)
(229,194)	(634,731)	(225,218)	1,846,383	1,622,769	1,297,563
906,971	1,136,165	2,806,195	3,031,413	6,279,800	4,657,031

				2,893,076	—
				2,811,480	2,873,246

				—	21,172
				(2,489,985)	(1,342)
				321,495	2,893,076
				3,214,571	2,893,076

Semi-Annual Report  67

	Lazard		Lazard
	International Equity Select Portfolio		International Equity Concentrated Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(unaudited)	2015	(unaudited)	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$287,733	$263,455	$179,874	$148,315
Net realized gain (loss) on investments and foreign currency transactions	(777,014)	(417,276)	(1,342,946)	(998,546)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,175,497	(985,276)	2,026,804	(1,246,475)
Net increase (decrease) in net assets resulting from operations	686,216	(1,139,097)	863,732	(2,096,706)
Distributions to shareholders
From net investment income
Institutional Shares	—	(245,694)	—	(181,952)
Open Shares	—	(23,368)	—	(564)
R6 Shares	—	—	—	—
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
R6 Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(269,062)	—	(182,516)
Capital stock transactions
Net proceeds from sales
Institutional Shares	10,542,967	19,854,119	810,620	10,473,927
Open Shares	371,592	398,667	242,816	116,368
R6 Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	—	228,299	—	161,605
Open Shares	—	21,191	—	559
R6 Shares	—	—	—	—
Cost of shares redeemed
Institutional Shares	(7,554,424)	(12,803,474)	(215,569)	(3,706,741)
Open Shares	(382,892)	(1,146,116)	(58,833)	(622,131)
R6 Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	2,977,243	6,552,686	779,034	6,423,587
Redemption fees (Note 2(i))
Institutional Shares	529	7	—	960
Open Shares	—	—	—	88
R6 Shares	—	—	—	—
Net increase in net assets from redemption fees	529	7	—	1,048
Total increase (decrease) in net assets	3,663,988	5,144,534	1,642,766	4,145,413
Net assets at beginning of period	20,941,063	15,796,529	13,807,541	9,662,128
Net assets at end of period*	$24,605,051	$20,941,063	$15,450,307	$13,807,541
* Includes undistributed (distributions in excess of) net investment income (loss) of	$576,396	$288,663	$151,397	$(28,477)
(a) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	2,131,138	1,379,602	1,663,050	955,107
Shares sold	1,228,920	2,111,339	95,541	1,092,524
Shares issued to shareholders from reinvestment of distributions	—	26,424	—	19,740
Shares redeemed	(859,055)	(1,386,227)	(25,170)	(404,321)
Net increase (decrease)	369,865	751,536	70,371	707,943
Shares outstanding at end of period	2,501,003	2,131,138	1,733,421	1,663,050
Open Shares
Shares outstanding at beginning of period	247,708	329,390	6,633	58,704
Shares sold	41,467	43,521	28,278	12,538
Shares issued to shareholders from reinvestment of distributions	—	2,447	—	68
Shares redeemed	(43,141)	(127,650)	(6,669)	(64,677)
Net increase (decrease)	(1,674)	(81,682)	21,609	(52,071)
Shares outstanding at end of period	246,034	247,708	28,242	6,633
R6 Shares*
Shares outstanding at beginning of period
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net increase (decrease)
Shares outstanding at end of period

* The inception date for the R6 Shares was January 19, 2015 for Lazard International Strategic Equity Portfolio.

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Lazard		Lazard		Lazard
International Strategic Equity Portfolio		International Equity Advantage Portfolio		International Small Cap Equity Portfolio
Six Months Ended	Year Ended	Six Months Ended	Period Ended	Six Months Ended	Year Ended
June 30, 2016	December 31,	June 30, 2016	December 31,	June 30, 2016	December 31,
(unaudited)	2015	(unaudited)	2015 (a)	(unaudited)	2015

$94,128,994	$69,054,383	$28,596	$8,414	$724,726	$725,577

(432,994,841)	4,527,378	(91,971)	(65,503)	(19,940)	805,836

271,999,978	(245,074,684)	(50,977)	(75,625)	(4,064,434)	5,154,435

(66,865,869)	(171,492,923)	(114,352)	(132,714)	(3,359,648)	6,685,848

—	(51,317,972)	—	(23,913)	—	(328,065)
—	(13,859,242)	—	(1,090)	—	(246,359)
—	(580,506)	—	—	—	—

—	(5,058,079)	—	—	—	—
—	(1,850,926)	—	—	—	—
—	(74,478)	—	—	—	—
—	(72,741,203)	—	(25,003)	—	(574,424)

1,358,099,945	2,239,072,574	114,879	1,922,499	8,721,264	14,608,009
426,822,155	819,153,545	14,158	100,000	15,156,382	41,435,527
5,418,568	73,470,548	—	—	—	—

—	52,056,717	—	23,913	—	326,139
—	14,709,431	—	1,090	—	243,764
—	654,983	—	—	—	—

(653,106,188)	(913,346,577)	(52,500)	—	(3,800,386)	(13,625,461)
(311,431,096)	(563,855,492)	(14,597)	—	(5,707,906)	(7,819,231)
(40,155)	(73)	—	—	—	—

825,763,229	1,721,915,656	61,940	2,047,502	14,369,354	35,168,747

10,606	19,798	—	—	272	5
5,649	20,689	—	—	180	767
56	—	—	—	—	—
16,311	40,487	—	—	452	772
758,913,671	1,477,722,017	(52,412)	1,889,785	11,010,158	41,280,943
6,779,218,519	5,301,496,502	1,889,785	—	107,603,951	66,323,008
$7,538,132,190	$6,779,218,519	$1,837,373	$1,889,785	$118,614,109	$107,603,951

$93,263,171	$(865,823)	$13,745	$(14,851)	$1,116,359	$391,633

369,311,964	271,757,135	195,042	—	4,752,936	4,628,708
106,889,432	159,545,963	13,255	192,414	807,943	1,350,408

—	3,949,675	—	2,628	—	32,549
(50,792,924)	(65,940,809)	(5,814)	—	(367,775)	(1,258,729)
56,096,508	97,554,829	7,441	195,042	440,168	124,228
425,408,472	369,311,964	202,483	195,042	5,193,104	4,752,936

132,713,560	113,872,041	10,120	—	5,102,884	1,993,264
33,444,619	57,654,278	1,692	10,000	1,454,245	3,823,167

—	1,106,805	—	120	—	24,231
(24,039,841)	(39,919,564)	(1,692)	—	(538,289)	(737,778)
9,404,778	18,841,519	—	10,120	915,956	3,109,620
142,118,338	132,713,560	10,120	10,120	6,018,840	5,102,884

5,423,697	—
402,485	5,374,045

—	49,658
(3,087)	(6)
399,398	5,423,697
5,823,095	5,423,697

Semi-Annual Report  69

	Lazard		Lazard
	Global Equity Select Portfolio		Global Strategic Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(unaudited)	2015	(unaudited)	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$146,479	$68,886	$134,750	$58,085
Net realized gain (loss) on investments and foreign currency transactions	(464,658)	(173,193)	(391,972)	(284,929)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	542,957	5,044	808,821	44,812
Net increase (decrease) in net assets resulting from operations	224,778	(99,263)	551,599	(182,032)
Distributions to shareholders
From net investment income
Institutional Shares	—	(72,003)	—	(80,504)
Open Shares	—	(144)	—	(643)
Net decrease in net assets resulting from distributions	—	(72,147)	—	(81,147)
Capital stock transactions
Net proceeds from sales
Institutional Shares	8,494,385	11,664,002	11,367,500	2,326,919
Open Shares	29,417	100,371	3,456	78,200
Net proceeds from reinvestment of distributions
Institutional Shares	—	72,003	—	80,503
Open Shares	—	144	—	643
Cost of shares redeemed
Institutional Shares	(3,378,585)	(3,210,527)	(1,221,283)	(8,244)
Open Shares	(15,779)	(8,078)	(440)	(93,404)
Net increase (decrease) in net assets from capital stock transactions	5,129,438	8,617,915	10,149,233	2,384,617
Redemption fees (Note 2(i))
Institutional Shares	—	198	—	—
Open Shares	1	—	—	—
Net increase in net assets from redemption fees	1	198	—	—
Total increase (decrease) in net assets	5,354,217	8,446,703	10,700,832	2,121,438
Net assets at beginning of period	20,914,404	12,467,701	9,368,324	7,246,886
Net assets at end of period*	$26,268,621	$20,914,404	$20,069,156	$9,368,324
* Includes undistributed (distributions in excess of) net investment income (loss) of	$119,961	$(26,518)	$93,952	$(40,798)
(a) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	1,996,624	1,188,968	957,062	715,249
Shares sold	833,765	1,102,291	1,250,004	234,185
Shares issued to shareholders from reinvestment of distributions	—	7,045	—	8,430
Shares redeemed	(337,335)	(301,680)	(128,947)	(802)
Net increase (decrease)	496,430	807,656	1,121,057	241,813
Shares outstanding at end of period	2,493,054	1,996,624	2,078,119	957,062
Open Shares
Shares outstanding at beginning of period	28,081	19,499	11,796	13,609
Shares sold	2,828	9,328	368	7,890
Shares issued to shareholders from reinvestment of distributions	—	14	—	67
Shares redeemed	(1,508)	(760)	(46)	(9,770)
Net increase (decrease)	1,320	8,582	322	(1,813)
Shares outstanding at end of period	29,401	28,081	12,118	11,796

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Lazard
Managed Equity Volatility Portfolio
Six Months Ended	Period Ended
June 30, 2016	December 31,
(unaudited)	2015 (a)

$25,215	$21,248

(17,392)	(64,300)

123,978	(9,374)

131,801	(52,426)

—	(36,368)
—	(2,687)
—	(39,055)

135,000	2,270,861
6,998	188,580

—	36,368
—	2,687

(60,203)	(14,000)
(2,088)	(11,643)

79,707	2,472,853

—	—
—	—
—	—
211,508	2,381,372
2,381,372	—
$2,592,880	$2,381,372

$9,861	$(15,354)

229,926	—
14,146	227,545

—	3,840
(6,047)	(1,459)
8,099	229,926
238,025	229,926

18,287	—
714	19,199

—	284
(210)	(1,196)
504	18,287
18,791	18,287

Semi-Annual Report  71

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$13.83	$13.41	$12.59	$10.71	$9.24	$9.56
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.05	0.11	0.14	0.20	0.15
Net realized and unrealized gain (loss)	0.30	0.88	2.23	3.02	1.37	(0.30)

Total from investment operations	0.33	0.93	2.34	3.16	1.57	(0.15)
Less distributions from:
Net investment income	—	(0.04)	(0.09)	(0.14)	(0.10)	(0.17)
Net realized gains	—	(0.47)	(1.43)	(1.14)	—	—

Total distributions	—	(0.51)	(1.52)	(1.28)	(0.10)	(0.17)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.16	$13.83	$13.41	$12.59	$10.71	$9.24

Total Return (c)	2.39%	7.00%	18.88%	29.59%	16.83%	–1.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$985,093	$715,766	$331,074	$228,478	$121,379	$11,108
Ratios to average net assets (d):
Net expenses	0.77%	0.79%	0.81%	0.85%	0.93%	0.75%
Gross expenses	0.77%	0.79%	0.81%	0.85%	1.28%	2.27%
Net investment income (loss)	0.47%	0.36%	0.79%	1.16%	1.94%	1.59%
Portfolio turnover rate	45%	74%	63%	108%	116%	53%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$13.92	$13.50	$12.68	$10.77	$9.30	$9.61
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.01	0.05	0.09	0.15	0.12
Net realized and unrealized gain (loss)	0.29	0.88	2.23	3.04	1.39	(0.29)

Total from investment operations	0.31	0.89	2.28	3.13	1.54	(0.17)
Less distributions from:
Net investment income	—	— (b)	(0.03)	(0.08)	(0.07)	(0.14)
Net realized gains	—	(0.47)	(1.43)	(1.14)	—	—

Total distributions	—	(0.47)	(1.46)	(1.22)	(0.07)	(0.14)

Redemption fees	— (b)	— (b)	— (b)	—	— (b)	— (b)

Net asset value, end of period	$14.23	$13.92	$13.50	$12.68	$10.77	$9.30

Total Return (c)	2.23%	6.67%	18.28%	29.21%	16.51%	–1.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$90,305	$114,348	$8,011	$2,181	$691	$312
Ratios to average net assets (d):
Net expenses	1.03%	1.07%	1.25%	1.25%	1.19%	1.05%
Gross expenses	1.03%	1.07%	1.46%	1.87%	4.84%	6.49%
Net investment income (loss)	0.26%	0.08%	0.37%	0.74%	1.51%	1.30%
Portfolio turnover rate	45%	74%	63%	108%	116%	53%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

LAZARD US STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$10.97	$12.43	$12.49	$10.11	$9.03	$8.97
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.09	0.14	0.14	0.14	0.12
Net realized and unrealized gain (loss)	0.01	(0.69)	1.73	2.72	1.17	0.02

Total from investment operations	0.07	(0.60)	1.87	2.86	1.31	0.14
Less distributions from:
Net investment income	—	(0.10)	(0.13)	(0.15)	(0.23)	(0.08)
Net realized gains	—	(0.76)	(1.80)	(0.33)	—	—

Total distributions	—	(0.86)	(1.93)	(0.48)	(0.23)	(0.08)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$11.04	$10.97	$12.43	$12.49	$10.11	$9.03

Total Return (c)	0.64%	–4.75%	15.04%	28.38%	14.56%	1.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100,458	$110,243	$119,941	$116,323	$75,327	$64,239
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.93%	0.90%	0.90%	0.93%	0.99%	1.00%
Net investment income (loss)	1.11%	0.77%	1.05%	1.21%	1.40%	1.29%
Portfolio turnover rate	29%	75%	69%	71%	60%	48%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$11.01	$12.48	$12.53	$10.14	$9.04	$8.97
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.06	0.10	0.11	0.11	0.09
Net realized and unrealized gain (loss)	0.01	(0.71)	1.74	2.73	1.16	0.03

Total from investment operations	0.05	(0.65)	1.84	2.84	1.27	0.12
Less distributions from:
Net investment income	—	(0.06)	(0.09)	(0.12)	(0.17)	(0.05)
Net realized gains	—	(0.76)	(1.80)	(0.33)	—	—

Total distributions	—	(0.82)	(1.89)	(0.45)	(0.17)	(0.05)

Net asset value, end of period	$11.06	$11.01	$12.48	$12.53	$10.14	$9.04

Total Return (c)	0.45%	–5.11%	14.77%	28.04%	14.10%	1.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,403	$1,536	$6,833	$7,650	$8,401	$8,478
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.14%	1.51%	1.31%	1.33%	1.37%	1.36%
Net investment income (loss)	0.81%	0.50%	0.75%	0.95%	1.10%	0.99%
Portfolio turnover rate	29%	75%	69%	71%	60%	48%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	5/19/14* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14
R6 Shares
Net asset value, beginning of period	$10.96	$12.43	$12.81
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.10	0.09
Net realized and unrealized gain (loss)	0.01	(0.71)	1.47

Total from investment operations	0.07	(0.61)	1.56
Less distributions from:
Net investment income	—	(0.10)	(0.14)
Net realized gains	—	(0.76)	(1.80)

Total distributions	—	(0.86)	(1.94)

Redemption fees	— (b)	— (b)	— (b)

Net asset value, end of period	$11.03	$10.96	$12.43

Total Return (c)	0.64%	–4.78%	12.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,500	$12,359	$14,951
Ratios to average net assets (d):
Net expenses	0.72%	0.70%	0.70%
Gross expenses	1.03%	1.00%	1.06%
Net investment income (loss)	1.14%	0.82%	1.14%
Portfolio turnover rate	29%	75%	69%

*	The inception date for R6 Shares was May 19, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

LAZARD US MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$18.24	$18.87	$16.58	$12.52	$11.87	$12.61
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	(0.02)	0.05	0.07	0.05	0.05
Net realized and unrealized gain (loss)	(0.92)	(0.54)	2.33	4.04	0.63	(0.75)

Total from investment operations	(0.93)	(0.56)	2.38	4.11	0.68	(0.70)
Less distributions from:
Net investment income	—	(0.07)	(0.09)	(0.05)	(0.03)	(0.04)

Total distributions	—	(0.07)	(0.09)	(0.05)	(0.03)	(0.04)

Redemption fees	— (b)	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$17.31	$18.24	$18.87	$16.58	$12.52	$11.87

Total Return (c)	–5.10%	–2.97%	14.35%	32.95%	5.76%	–5.58%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,287	$6,900	$7,542	$11,706	$30,803	$91,740
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.05%	0.98%	0.93%
Gross expenses	1.84%	1.53%	1.45%	1.19%	0.98%	0.93%
Net investment income (loss)	–0.07%	–0.10%	0.29%	0.46%	0.40%	0.37%
Portfolio turnover rate	106%	124%	95%	133%	102%	83%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$17.94	$18.55	$16.32	$12.35	$11.72	$12.45
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)	(0.08)	0.01	0.02	0.03	0.01
Net realized and unrealized gain (loss)	(0.91)	(0.52)	2.26	4.00	0.61	(0.74)

Total from investment operations	(0.94)	(0.60)	2.27	4.02	0.64	(0.73)
Less distributions from:
Net investment income	—	(0.01)	(0.04)	(0.05)	(0.01)	— (b)

Total distributions	—	(0.01)	(0.04)	(0.05)	(0.01)	— (b)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$17.00	$17.94	$18.55	$16.32	$12.35	$11.72

Total Return (c)	–5.24%	–3.24%	13.94%	32.59%	5.44%	–5.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,417	$20,378	$32,850	$33,668	$41,492	$52,048
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.35%	1.35%	1.26%	1.19%
Gross expenses	1.93%	1.62%	1.57%	1.43%	1.26%	1.19%
Net investment income (loss)	–0.40%	–0.40%	0.05%	0.16%	0.21%	0.11%
Portfolio turnover rate	106%	124%	95%	133%	102%	83%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$12.86	$14.05	$15.97	$13.29	$11.82	$14.55
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.02	0.03	0.01	0.05	0.01
Net realized and unrealized gain (loss)	(0.01)	(0.34)	1.74	4.70	1.77	(1.45)

Total from investment operations	— (b)	(0.32)	1.77	4.71	1.82	(1.44)
Less distributions from:
Net investment income	—	— (b)	(0.01)	(0.01)	(0.02)	—
Net realized gains	—	(0.87)	(3.68)	(2.02)	(0.33)	(1.29)

Total distributions	—	(0.87)	(3.69)	(2.03)	(0.35)	(1.29)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$12.86	$12.86	$14.05	$15.97	$13.29	$11.82

Total Return (c)	0.00%	–2.14%	11.39%	35.81%	15.45%	–9.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$163,725	$171,152	$157,742	$353,565	$289,855	$167,042
Ratios to average net assets (d):
Net expenses	0.91%	0.91%	0.86%	0.86%	0.88%	0.90%
Gross expenses	0.91%	0.91%	0.86%	0.86%	0.88%	0.90%
Net investment income (loss)	0.23%	0.13%	0.17%	0.06%	0.41%	0.08%
Portfolio turnover rate	45%	91%	91%	101%	92%	110%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$12.16	$13.38	$15.41	$12.92	$11.52	$14.26
Income (loss) from investment operations:
Net investment income (loss) (a)	— (b)	(0.02)	(0.02)	(0.04)	— (b)	(0.03)
Net realized and unrealized gain (loss)	(0.02)	(0.33)	1.67	4.56	1.73	(1.42)

Total from investment operations	(0.02)	(0.35)	1.65	4.52	1.73	(1.45)
Less distributions from:
Net investment income	—	— (b)	—	(0.01)	—	—
Net realized gains	—	(0.87)	(3.68)	(2.02)	(0.33)	(1.29)

Total distributions	—	(0.87)	(3.68)	(2.03)	(0.33)	(1.29)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$12.14	$12.16	$13.38	$15.41	$12.92	$11.52

Total Return (c)	–0.16%	–2.47%	11.01%	35.47%	14.97%	–10.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,069	$36,860	$15,851	$14,665	$15,984	$20,039
Ratios to average net assets (d):
Net expenses	1.19%	1.20%	1.20%	1.20%	1.21%	1.21%
Gross expenses	1.19%	1.20%	1.20%	1.20%	1.21%	1.21%
Net investment income (loss)	–0.06%	–0.13%	–0.15%	–0.27%	0.01%	–0.23%
Portfolio turnover rate	45%	91%	91%	101%	92%	110%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$17.08	$16.93	$17.85	$14.78	$12.49	$13.81
Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	0.27	0.26	0.23	0.25	0.27
Net realized and unrealized gain (loss)	(0.64)	—	(1.02)	2.85	2.56	(1.25)

Total from investment operations	(0.40)	0.27	(0.76)	3.08	2.81	(0.98)
Less distributions from:
Net investment income	—	(0.12)	(0.16)	(0.01)	(0.52)	(0.34)

Total distributions	—	(0.12)	(0.16)	(0.01)	(0.52)	(0.34)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$16.68	$17.08	$16.93	$17.85	$14.78	$12.49

Total Return (c)	–2.34%	1.62%	–4.29%	20.84%	22.70%	–7.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,067,255	$736,272	$378,488	$185,199	$109,088	$86,880
Ratios to average net assets (d):
Net expenses	0.84%	0.86%	0.90%	0.95%	1.02%	1.03%
Gross expenses	0.84%	0.87%	0.90%	0.95%	1.02%	1.03%
Net investment income (loss)	2.96%	1.50%	1.46%	1.42%	1.85%	1.99%
Portfolio turnover rate	13%	30%	36%	43%	48%	39%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$17.23	$17.07	$18.00	$14.94	$12.59	$13.91
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.23	0.27	0.19	0.21	0.24
Net realized and unrealized gain (loss)	(0.65)	—	(1.09)	2.88	2.57	(1.26)

Total from investment operations	(0.43)	0.23	(0.82)	3.07	2.78	(1.02)
Less distributions from:
Net investment income	—	(0.07)	(0.11)	(0.01)	(0.43)	(0.30)

Total distributions	—	(0.07)	(0.11)	(0.01)	(0.43)	(0.30)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$16.80	$17.23	$17.07	$18.00	$14.94	$12.59

Total Return (c)	–2.50%	1.36%	–4.57%	20.55%	22.30%	–7.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105,500	$80,221	$57,350	$42,370	$25,610	$18,699
Ratios to average net assets (d):
Net expenses	1.10%	1.14%	1.17%	1.23%	1.32%	1.33%
Gross expenses	1.10%	1.14%	1.17%	1.23%	1.32%	1.33%
Net investment income (loss)	2.63%	1.29%	1.49%	1.18%	1.49%	1.78%
Portfolio turnover rate	13%	30%	36%	43%	48%	39%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

Selected data for a share of capital	Six Months Ended	For the Period 4/1/15* to
stock outstanding throughout each period	6/30/16†	12/31/15
R6 Shares
Net asset value, beginning of period	$17.07	$17.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.25	0.21
Net realized and unrealized gain (loss)	(0.65)	(0.95)

Total from investment operations	(0.40)	(0.74)
Less distributions from:
Net investment income	—	(0.13)

Total distributions	—	(0.13)

Net asset value, end of period	$16.67	$17.07

Total Return (c)	–2.34%	–4.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$53,595	$49,387
Ratios to average net assets (d):
Net expenses	0.80%	0.80%
Gross expenses	0.86%	0.92%
Net investment income (loss)	3.06%	1.55%
Portfolio turnover rate	13%	30%

*	The inception date for R6 Shares was April 1, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$8.80	$9.24	$9.76	$8.51	$7.18	$7.99
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.12	0.15	0.12	0.12	0.13
Net realized and unrealized gain (loss)	0.05	(0.46)	(0.58)	1.15	1.43	(0.70)

Total from investment operations	0.16	(0.34)	(0.43)	1.27	1.55	(0.57)
Less distributions from:
Net investment income	—	(0.10)	(0.11)	(0.02)	(0.22)	(0.24)

Total distributions	—	(0.10)	(0.11)	(0.02)	(0.22)	(0.24)

Redemption fees	— (b)	— (b)	0.02	— (b)	— (b)	— (b)

Net asset value, end of period	$8.96	$8.80	$9.24	$9.76	$8.51	$7.18

Total Return (c)	1.82%	–3.63%	–4.29%	14.93%	21.59%	–7.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,401	$18,757	$12,749	$19,212	$7,571	$4,519
Ratios to average net assets (d):
Net expenses	1.05%	1.06%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.88%	2.13%	2.10%	2.45%	4.17%	4.66%
Net investment income (loss)	2.54%	1.25%	1.54%	1.33%	1.55%	1.72%
Portfolio turnover rate	22%	51%	80%	36%	46%	55%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$8.82	$9.25	$9.79	$8.57	$7.20	$8.02
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.11	0.11	0.10	0.12	0.11
Net realized and unrealized gain (loss)	0.05	(0.47)	(0.57)	1.14	1.42	(0.72)

Total from investment operations	0.14	(0.36)	(0.46)	1.24	1.54	(0.61)
Less distributions from:
Net investment income	—	(0.07)	(0.08)	(0.02)	(0.17)	(0.21)

Total distributions	—	(0.07)	(0.08)	(0.02)	(0.17)	(0.21)

Redemption fees	—	—	— (b)	—	— (b)	—

Net asset value, end of period	$8.96	$8.82	$9.25	$9.79	$8.57	$7.20

Total Return (c)	1.59%	–3.85%	–4.76%	14.48%	21.23%	–7.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,204	$2,184	$3,048	$3,444	$2,888	$2,463
Ratios to average net assets (d):
Net expenses	1.35%	1.37%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.67%	2.75%	2.70%	3.03%	4.77%	5.12%
Net investment income (loss)	2.19%	1.15%	1.11%	1.08%	1.55%	1.43%
Portfolio turnover rate	22%	51%	80%	36%	46%	55%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 8/29/14* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$8.27	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.10	(0.01)
Net realized and unrealized gain (loss)	0.40	(1.25)	(0.45)

Total from investment operations	0.50	(1.15)	(0.46)
Less distributions from:
Net investment income	—	(0.11)	(0.01)
Net realized gains	—	—	— (b)

Total distributions	—	(0.11)	(0.01)

Redemption fees	—	— (b)	—

Net asset value, end of period	$8.77	$8.27	$9.53

Total Return (c)	6.05%	–12.06%	–4.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,202	$13,753	$9,103
Ratios to average net assets (d):
Net expenses	1.05%	1.06%	1.15%
Gross expenses	2.39%	2.96%	7.40%
Net investment income (loss)	2.52%	1.13%	–0.41%
Portfolio turnover rate	36%	91%	45%

Selected data for a share of capital	Six Months Ended	Year Ended	For the Period 8/29/14* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$8.29	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.06	(0.02)
Net realized and unrealized gain (loss)	0.40	(1.22)	(0.45)

Total from investment operations	0.49	(1.16)	(0.47)
Less distributions from:
Net investment income	—	(0.08)	—
Net realized gains	—	—	— (b)

Total distributions	—	(0.08)	— (b)

Redemption fees	—	— (b)	—

Net asset value, end of period	$8.78	$8.29	$9.53

Total Return (c)	5.91%	–12.18%	–4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$248	$55	$559
Ratios to average net assets (d):
Net expenses	1.35%	1.39%	1.45%
Gross expenses	11.96%	9.93%	12.39%
Net investment income (loss)	2.25%	0.60%	–0.55%
Portfolio turnover rate	36%	91%	45%

*	The Portfolio commenced operations on August 29, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$13.33	$13.72	$14.46	$11.71	$9.46	$10.63
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.16	0.19	0.14	0.15	0.16
Net realized and unrealized gain (loss)	(0.37)	(0.40)	(0.39)	2.79	2.21	(1.19)

Total from investment operations	(0.20)	(0.24)	(0.20)	2.93	2.36	(1.03)
Less distributions from:
Net investment income	—	(0.14)	(0.16)	(0.10)	(0.11)	(0.14)
Net realized gains	—	(0.01)	(0.38)	(0.08)	—	—

Total distributions	—	(0.15)	(0.54)	(0.18)	(0.11)	(0.14)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.13	$13.33	$13.72	$14.46	$11.71	$9.46

Total Return (c)	–1.50%	–1.70%	–1.48%	25.02%	25.00%	–9.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,583,703	$4,923,328	$3,727,391	$2,354,068	$893,610	$435,411
Ratios to average net assets (d):
Net expenses	0.81%	0.82%	0.84%	0.86%	0.86%	0.88%
Gross expenses	0.81%	0.82%	0.84%	0.86%	0.86%	0.88%
Net investment income (loss)	2.68%	1.15%	1.28%	1.02%	1.45%	1.53%
Portfolio turnover rate	20%	37%	33%	42%	52%	53%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$13.44	$13.82	$14.57	$11.80	$9.53	$10.68
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.13	0.16	0.10	0.09	0.13
Net realized and unrealized gain (loss)	(0.39)	(0.40)	(0.41)	2.82	2.26	(1.20)

Total from investment operations	(0.23)	(0.27)	(0.25)	2.92	2.35	(1.07)
Less distributions from:
Net investment income	—	(0.10)	(0.12)	(0.07)	(0.08)	(0.08)
Net realized gains	—	(0.01)	(0.38)	(0.08)	—	—

Total distributions	—	(0.11)	(0.50)	(0.15)	(0.08)	(0.08)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.21	$13.44	$13.82	$14.57	$11.80	$9.53

Total Return (c)	–1.71%	–1.89%	–1.78%	24.73%	24.74%	–10.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,877,941	$1,783,529	$1,574,106	$868,730	$315,811	$63,280
Ratios to average net assets (d):
Net expenses	1.06%	1.08%	1.09%	1.10%	1.13%	1.16%
Gross expenses	1.06%	1.08%	1.09%	1.10%	1.13%	1.16%
Net investment income (loss)	2.43%	0.94%	1.06%	0.78%	0.87%	1.26%
Portfolio turnover rate	20%	37%	33%	42%	52%	53%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

Selected data for a share of capital	Six Months Ended	For the Period 1/19/15* to
stock outstanding throughout each period	6/30/16†	12/31/15
R6 Shares
Net asset value, beginning of period	$13.34	$13.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	(0.03)
Net realized and unrealized gain (loss)	(0.37)	(0.21)

Total from investment operations	(0.20)	(0.24)
Less distributions from:
Net investment income	—	(0.11)
Net realized gains	—	(0.01)

Total distributions	—	(0.12)

Redemption fees	— (b)	—

Net asset value, end of period	$13.14	$13.34

Total Return (c)	–1.50%	–1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,488	$72,362
Ratios to average net assets (d):
Net expenses	0.81%	1.03%
Gross expenses	0.82%	1.09%
Net investment income (loss)	2.64%	–0.22%
Portfolio turnover rate	20%	37%

*	The inception date for R6 Shares was January 19, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital	Six Months Ended	For the Period 5/29/15* to
stock outstanding throughout each period	6/30/16†	12/31/15
Institutional Shares
Net asset value, beginning of period	$9.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.04
Net realized and unrealized gain (loss)	(0.70)	(0.70)

Total from investment operations	(0.57)	(0.66)
Less distributions from:
Net investment income	—	(0.13)

Total distributions	—	(0.13)

Net asset value, end of period	$8.64	$9.21

Total Return (b)	–6.19%	–6.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,750	$1,797
Ratios to average net assets (c):
Net expenses	0.90%	0.90%
Gross expenses	15.43%	14.93%
Net investment income (loss)	3.06%	0.77%
Portfolio turnover rate	42%	58%

Selected data for a share of capital	Six Months Ended	For the Period 5/29/15* to
stock outstanding throughout each period	6/30/16†	12/31/15
Open Shares
Net asset value, beginning of period	$9.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.03
Net realized and unrealized gain (loss)	(0.70)	(0.71)

Total from investment operations	(0.58)	(0.68)
Less distributions from:
Net investment income	—	(0.11)

Total distributions	—	(0.11)

Net asset value, end of period	$8.63	$9.21

Total Return (b)	–6.30%	–6.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87	$93
Ratios to average net assets (c):
Net expenses	1.20%	1.20%
Gross expenses	28.29%	30.10%
Net investment income (loss)	2.66%	0.47%
Portfolio turnover rate	42%	58%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$10.90	$10.01	$10.54	$8.12	$6.84	$8.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.10	0.12	0.11	0.11	0.13
Net realized and unrealized gain (loss)	(0.40)	0.87	(0.40)	2.34	1.40	(1.27)

Total from investment operations	(0.33)	0.97	(0.28)	2.45	1.51	(1.14)
Less distributions from:
Net investment income	—	(0.08)	(0.25)	(0.03)	(0.23)	(0.14)

Total distributions	—	(0.08)	(0.25)	(0.03)	(0.23)	(0.14)

Redemption fees	— (b)	— (b)	— (b)	—	— (b)	— (b)

Net asset value, end of period	$10.57	$10.90	$10.01	$10.54	$8.12	$6.84

Total Return (c)	–3.03%	9.71%	–2.77%	30.20%	22.28%	–14.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,906	$51,828	$46,329	$51,508	$45,360	$38,879
Ratios to average net assets (d):
Net expenses	1.04%	1.11%	1.13%	1.13%	1.13%	1.13%
Gross expenses	1.04%	1.11%	1.15%	1.19%	1.18%	1.17%
Net investment income (loss)	1.43%	0.91%	1.13%	1.15%	1.40%	1.65%
Portfolio turnover rate	24%	48%	48%	58%	48%	28%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$10.93	$10.03	$10.56	$8.17	$6.86	$8.14
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.07	0.09	0.08	0.08	0.10
Net realized and unrealized gain (loss)	(0.41)	0.88	(0.40)	2.34	1.41	(1.26)

Total from investment operations	(0.35)	0.95	(0.31)	2.42	1.49	(1.16)
Less distributions from:
Net investment income	—	(0.05)	(0.22)	(0.03)	(0.18)	(0.12)

Total distributions	—	(0.05)	(0.22)	(0.03)	(0.18)	(0.12)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.58	$10.93	$10.03	$10.56	$8.17	$6.86

Total Return (c)	–3.20%	9.49%	–3.05%	29.65%	21.96%	–14.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,708	$55,776	$19,994	$19,639	$17,669	$17,744
Ratios to average net assets (d):
Net expenses	1.29%	1.38%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.29%	1.38%	1.44%	1.48%	1.48%	1.46%
Net investment income (loss)	1.21%	0.63%	0.85%	0.85%	1.08%	1.34%
Portfolio turnover rate	24%	48%	48%	58%	48%	28%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended		Period Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13*
Institutional Shares
Net asset value, beginning of period	$10.33	$10.32	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.04	0.07	—
Net realized and unrealized gain (loss)	0.01	0.01	0.29	0.02

Total from investment operations	0.08	0.05	0.36	0.02
Less distributions from:
Net investment income	—	(0.04)	(0.06)	—

Total distributions	—	(0.04)	(0.06)	—

Redemption fees	—	— (b)	— (b)	—

Net asset value, end of period	$10.41	$10.33	$10.32	$10.02

Total Return (c)	0.77%	0.46%	3.84%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,963	$20,624	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%	0.00%
Gross expenses	1.90%	2.27%	4.62%	91.25	%(e)
Net investment income (loss)	1.34%	0.41%	0.64%	0.00%
Portfolio turnover rate	26%	55%	64%	0%

Selected data for a share of capital	Six Months Ended	Year Ended		Period Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13*
Open Shares
Net asset value, beginning of period	$10.34	$10.32	$10.01	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.01	0.04	—
Net realized and unrealized gain (loss)	0.01	0.02	0.30	0.01

Total from investment operations	0.06	0.03	0.34	0.01
Less distributions from:
Net investment income	—	(0.01)	(0.03)	—

Total distributions	—	(0.01)	(0.03)	—

Redemption fees	— (b)	—	—	—

Net asset value, end of period	$10.40	$10.34	$10.32	$10.01

Total Return (c)	0.58%	0.24%	3.54%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$306	$290	$201	$100
Ratios to average net assets (d):
Net expenses	1.40%	1.40%	1.40%	0.00%
Gross expenses	6.53%	7.42%	13.34%	91.25	%(e)
Net investment income (loss)	1.06%	0.09%	0.35%	0.00%
Portfolio turnover rate	26%	55%	64%	0%

*	The Portfolio commenced operations on December 31, 2013.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	8/29/14* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.06	— (b)
Net realized and unrealized gain (loss)	(0.14)	(0.25)	(0.04)

Total from investment operations	(0.07)	(0.19)	(0.04)
Less distributions from:
Net investment income	—	(0.08)	(0.02)
Return of capital	—	—	— (b)

Total distributions	—	(0.08)	(0.02)

Net asset value, end of period	$9.60	$9.67	$9.94

Total Return (c)	–0.72%	–1.85%	–0.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,953	$9,254	$7,112
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%
Gross expenses	2.11%	3.83%	7.11%
Net investment income (loss)	1.55%	0.63%	–0.08%
Portfolio turnover rate	34%	65%	24%

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	8/29/14* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.13)	(0.25)	(0.04)

Total from investment operations	(0.08)	(0.22)	(0.05)
Less distributions from:
Net investment income	—	(0.05)	(0.01)
Return of capital	—	—	— (b)

Total distributions	—	(0.05)	(0.01)

Net asset value, end of period	$9.59	$9.67	$9.94

Total Return (c)	–0.83%	–2.16%	–0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$116	$114	$135
Ratios to average net assets (d):
Net expenses	1.40%	1.40%	1.40%
Gross expenses	13.71%	14.12%	24.52%
Net investment income (loss)	1.03%	0.30%	–0.32%
Portfolio turnover rate	34%	65%	24%

*	The Portfolio commenced operations on August 29, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

	Six Months	For the Period
Selected data for a share of capital	Ended	5/29/15* to
stock outstanding throughout each period	6/30/16†	12/31/15
Institutional Shares
Net asset value, beginning of period	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.09
Net realized and unrealized gain (loss)	0.41	(0.33)

Total from investment operations	0.51	(0.24)
Less distributions from:
Net investment income	—	(0.17)

Total distributions	—	(0.17)

Net asset value, end of period	$10.10	$9.59

Total Return (b)	5.32%	–2.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,403	$2,206
Ratios to average net assets (c):
Net expenses	0.75%	0.75%
Gross expenses	12.55%	13.51%
Net investment income (loss)	2.07%	1.64%
Portfolio turnover rate	42%	56%

	Six Months	For the Period
Selected data for a share of capital	Ended	5/29/15* to
stock outstanding throughout each period	6/30/16†	12/31/15
Open Shares
Net asset value, beginning of period	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.08
Net realized and unrealized gain (loss)	0.41	(0.34)

Total from investment operations	0.49	(0.26)
Less distributions from:
Net investment income	—	(0.15)

Total distributions	—	(0.15)

Net asset value, end of period	$10.08	$9.59

Total Return (b)	5.11%	–2.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$189	$175
Ratios to average net assets (c):
Net expenses	1.05%	1.05%
Gross expenses	19.08%	23.94%
Net investment income (loss)	1.76%	1.33%
Portfolio turnover rate	42%	56%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2016 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio (commenced investment operations on May 27, 2016), Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. This report includes only the financial statements of US Equity Concentrated, US Strategic Equity, US Mid Cap Equity, US Small-Mid Cap Equity, International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International

Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2016, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares. Emerging Markets Debt Portfolio began issuing R6 Shares on July 28, 2016.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share. Repurchase agreements are valued at the principal amounts plus accrued interest.

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The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identi-

fication basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity, International Strategic Equity and International Small Cap Equity Portfolios have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Portfolios’ NAV per share.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements under the terms of a Master Repurchase Agreement, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. Upon an event of default under the Master Repurchase Agreement, if the seller defaults, the affected Portfolio may retain the collateral in lieu of repayment. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the affected Portfolio may be delayed or limited.

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At June 30, 2016, the US Small-Mid Cap Equity and International Equity Portfolios had investments in repurchase agreements with a value of $7,955,000 and $91,709,000, respectively, as shown on the Portfolios of Investments. The value of the related collateral exceeded the value of the repurchase agreements at period end.

(d) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2015, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017
US Mid Cap Equity	$—	$38,539,129
International Equity	—	8,988,349
International Equity Select	—	38,626
International Small Cap Equity	7,705,878	50,821,243

Portfolio	Expiring 2018
International Equity	$5,103,235
International Equity Select	1,173,332
International Small Cap Equity	4,306,477

Portfolio	Short-Term*	Long-Term*
International Equity Select	$236,511	$—
International Equity Concentrated	1,021,100	6,493
International Equity Advantage	64,999	—
Global Equity Select	185,741	—
Global Strategic Equity	284,392	14,818
Managed Equity Volatility	62,438	—

* Non-Expiring

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

	Post October	Late Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral
US Equity Concentrated	$1,925,851	$—
International Equity Select	155,480	—
International Strategic Equity	13,125,326	854,313

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Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, non-deductible expenses and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. The redemption fee will not apply to transactions in Portfolio shares on or after August 15, 2016.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net

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assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Mid Cap Equity	0.75
US Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.75
International Equity Concentrated	0.90
International Strategic Equity	0.75
International Equity Advantage	0.65
International Small Cap Equity	0.75
Global Equity Select (a)	0.80
Global Strategic Equity	0.85
Managed Equity Volatility	0.60

(a) From January 1, 2016 to June 28, 2016, percentage was 0.85%.

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

	Institutional	Open	R6
Portfolio	Shares	Shares	Shares	Year
US Equity Concentrated	0.95%	1.25%	N/A	2017	(a)
US Strategic Equity	0.75	1.05	0.75%	2017	(b)
US Mid Cap Equity	1.05	1.35	N/A	2017
US Small-Mid Cap Equity	1.15	1.45	N/A	2017
International Equity	0.85	1.15	0.80	2017
International Equity Select	1.05	1.35	N/A	2017	(c)
International Equity Concentrated	1.05	1.35	N/A	2017
International Strategic Equity	1.15	1.45	1.10	2017
International Equity Advantage	0.90	1.20	N/A	2017	(d)
	Institutional	Open	R6
Portfolio	Shares	Shares	Shares	Year
International Small Cap Equity	1.13%	1.43%	N/A	2017
Global Equity Select	1.05	1.35	N/A	2017	(e)
Global Strategic Equity	1.10	1.40	N/A	2017
Managed Equity Volatility	0.75	1.05	N/A	2017	(d)

(a)	Agreement extends, for May 2, 2017 through April 29, 2026, at levels of 1.10% and 1.40%, respectively.
(b)	From January 1, 2016 to April 28, 2016, percentage was 0.70% for R6 Shares.
(c)	Agreement extends, for May 2, 2017 through April 29, 2026, at levels of 1.15% and 1.45%, respectively.
(d)	Agreement is through May 29, 2017.
(e)	From January 1, 2016 to June 28, 2016, percentages were 1.10% and 1.40%, respectively.

During the period ended June 30, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed
US Strategic Equity	$93,528	$—	$4,720	$2,614
US Mid Cap Equity	23,868	1,186	49,567	—
International Equity Select	77,882	7,792	8,143	6,208
International Equity Concentrated	63,740	22,083	600	6,393
International Equity Advantage	5,813	115,228	298	11,666
Global Equity Select	80,065	—	1,219	6,064
Global Strategic Equity	73,466	4,884	474	6,333
Managed Equity Volatility	6,863	119,453	536	14,890

R6 Shares
Management
Portfolio	Fees Waived
US Strategic Equity	$18,066
International Equity	17,388
International Strategic Equity	6,388

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such

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services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2016, State Street waived its fees as follows:

Portfolio	Amount
International Equity Concentrated	$9,375
International Equity Advantage	9,375
Global Equity Select	6,250
Global Strategic Equity	9,375
Managed Equity Volatility	9,375

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affili-

ates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2016 were as follows:

Portfolio	Purchases	Sales
US Equity Concentrated	$613,181,444	$404,939,300
US Strategic Equity	33,639,006	45,174,981
US Mid Cap Equity	23,011,616	30,083,658
US Small-Mid Cap Equity	88,819,610	102,298,177
International Equity	491,067,174	125,406,417
International Equity Select	7,598,629	4,884,553
International Equity Concentrated	6,105,249	4,903,291
International Strategic Equity	2,034,607,845	1,378,630,552
International Equity Advantage	889,163	783,876
International Small Cap Equity	43,125,617	26,536,956
Global Equity Select	10,791,487	5,557,710
Global Strategic Equity	15,383,118	5,745,197
Managed Equity Volatility	1,219,981	1,028,860

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For the period ended June 30, 2016, The Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At June 30, 2016, the Investment Manager owned 95.33%, 10.72% and 75.30% of the outstanding shares of International Equity Advantage, Global Strategic Equity and Managed Equity Volatility Portfolios, respectively.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2016, the Portfolios had borrowings under the Agreement as follows:

			Weighted	Number of
	Average	Maximum	Average	Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding
US Strategic Equity	$451,944	$1,381,000	1.43%	18
US Mid Cap Equity	280,000	280,000	1.42	1
International Equity Select	235,000	460,000	1.44	2
International Equity Advantage	6,800	6,800	1.47	1
International Small Cap Equity	444,800	500,000	1.43	5
Global Equity Select	250,000	250,000	1.44	1
Global Strategic Equity	145,750	180,000	1.43	8
Managed Equity Volatility	35,000	35,000	1.45	1

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2016 is categorized as Level 2 (see Note 9).

7. Non-US Securities Risk

The Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

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8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2016:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

US Equity Concentrated Portfolio
Common Stocks*	$1,003,850,969	$—	$—	$1,003,850,969
Short-Term Investment	73,316,717	—	—	73,316,717
Total	$1,077,167,686	$—	$—	$1,077,167,686

US Strategic Equity Portfolio
Common Stocks*	$107,922,008	$—	$—	$107,922,008
Short-Term Investment	4,965,717	—	—	4,965,717
Total	$112,887,725	$—	$—	$112,887,725

US Mid Cap Equity Portfolio
Common Stocks*	$19,095,841	$—	$—	$19,095,841
Short-Term Investment	2,937,386	—	—	2,937,386
Total	$22,033,227	$—	$—	$22,033,227

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016

US Small-Mid Cap Equity Portfolio
Common Stocks*	$190,525,429	$—	$—	$190,525,429
Repurchase Agreement	—	7,955,000	—	7,955,000
Total	$190,525,429	$7,955,000	$—	$198,480,429
International Equity Portfolio
Common Stocks*
Australia	$—	$39,034,260	$—	$39,034,260
Belgium	—	52,001,589	—	52,001,589
Denmark	—	14,697,225	—	14,697,225
Finland	—	20,520,893	—	20,520,893
France	—	92,398,416	—	92,398,416
Germany	—	9,224,488	—	9,224,488
Ireland	10,087,681	47,716,722	—	57,804,403
Italy	—	20,575,294	—	20,575,294
Japan	—	259,449,204	—	259,449,204
Luxembourg	—	8,924,771	—	8,924,771
Netherlands	—	69,722,390	—	69,722,390
Norway	—	17,915,928	—	17,915,928
Philippines	—	4,886,178	—	4,886,178
Spain	—	13,514,663	—	13,514,663
Sweden	—	42,874,113	—	42,874,113
Switzerland	—	74,267,082	—	74,267,082
Thailand	—	6,888,165	—	6,888,165
Turkey	—	14,244,243	—	14,244,243
United Kingdom	—	160,088,408	—	160,088,408
Other	155,331,584	—	—	155,331,584
Repurchase Agreement	—	91,709,000	—	91,709,000
Total	$165,419,265	$1,060,653,032	$—	$1,226,072,297
International Equity Select Portfolio
Common Stocks*
Australia	$—	$349,392	$—	$349,392
Belgium	—	976,869	—	976,869
China	79,234	253,164	—	332,398
Denmark	—	643,205	—	643,205
Finland	—	322,802	—	322,802
France	—	1,081,702	—	1,081,702
Germany	—	368,797	—	368,797
Ireland	239,704	380,623	—	620,327
Italy	—	416,825	—	416,825
Japan	—	3,964,226	—	3,964,226
Netherlands	—	837,785	—	837,785
Norway	—	227,146	—	227,146
Philippines	—	184,829	—	184,829
South Africa	—	831,503	—	831,503
South Korea	—	377,192	—	377,192
Spain	—	338,876	—	338,876
Sweden	—	786,340	—	786,340
Switzerland	—	1,875,890	—	1,875,890
Taiwan	—	916,963	—	916,963
Thailand	—	239,961	—	239,961
Turkey	—	590,294	—	590,294
United Kingdom	—	3,921,400	—	3,921,400
Other	3,050,475	—	—	3,050,475
Short-Term Investment	1,745,091	—	—	1,745,091
Total	$5,114,504	$19,885,784	$—	$25,000,288

96  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016

International Equity Concentrated Portfolio
Common Stocks*
Australia	$—	$307,392	$—	$307,392
Belgium	—	792,247	—	792,247
China	—	301,060	—	301,060
France	—	1,473,989	—	1,473,989
Ireland	—	470,590	—	470,590
Italy	—	481,547	—	481,547
Japan	—	3,395,444	—	3,395,444
Netherlands	—	850,329	—	850,329
Switzerland	—	1,816,842	—	1,816,842
United Kingdom	—	2,443,692	—	2,443,692
Other	2,233,771	—	—	2,233,771
Short-Term Investment	776,958	—	—	776,958
Total	$3,010,729	$12,333,132	$—	$15,343,861
International Strategic Equity Portfolio
Common Stocks*
Australia	$—	$370,121,804	$—	$370,121,804
Belgium	—	168,459,521	—	168,459,521
China	—	92,695,873	—	92,695,873
Denmark	—	187,574,338	—	187,574,338
Finland	—	235,800,477	—	235,800,477
France	—	418,046,931	—	418,046,931
Germany	—	280,072,282	—	280,072,282
Indonesia	—	33,101,875	—	33,101,875
Ireland	—	443,753,032	—	443,753,032
Italy	—	130,373,724	—	130,373,724
Japan	—	1,449,852,959	—	1,449,852,959
Netherlands	—	103,874,910	—	103,874,910
New Zealand	—	79,967,002	—	79,967,002
Norway	—	293,886,785	—	293,886,785
Philippines	—	142,259,760	—	142,259,760
South Africa	—	145,234,397	—	145,234,397
Sweden	—	225,412,889	—	225,412,889
Switzerland	—	283,111,403	—	283,111,403
Taiwan	—	119,613,078	—	119,613,078
Thailand	—	57,184,324	—	57,184,324
Turkey	—	67,103,460	—	67,103,460
United Kingdom	—	1,136,627,319	—	1,136,627,319
Other	669,636,957	—	—	669,636,957
Short-Term Investment	462,294,017	—	—	462,294,017
Total	$1,131,930,974	$6,464,128,143	$—	$7,596,059,117

Semi-Annual Report  97

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016

International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$142,564	$—	$142,564
Belgium	—	7,624	—	7,624
China	—	3,840	—	3,840
Denmark	—	64,126	—	64,126
Faeroe Islands	—	7,659	—	7,659
Finland	—	38,046	—	38,046
France	—	163,167	—	163,167
Germany	—	116,027	—	116,027
Hong Kong	—	70,920	—	70,920
Ireland	15,073	33,310	—	48,383
Italy	—	13,229	—	13,229
Japan	23,070	410,507	—	433,577
Netherlands	—	61,159	—	61,159
New Zealand	—	9,640	—	9,640
Norway	—	49,358	—	49,358
Portugal	—	23,223	—	23,223
Singapore	—	11,027	—	11,027
South Africa	—	5,285	—	5,285
Spain	—	58,848	—	58,848
Sweden	2,339	38,735	—	41,074
Switzerland	—	177,932	—	177,932
United Kingdom	—	292,846	—	292,846
Other	12,740	—	—	12,740
Short-Term Investment	35,501	—	—	35,501
Total	$88,723	$1,799,072	$—	$1,887,795
International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$7,109,926	$—	$7,109,926
Belgium	—	1,704,259	—	1,704,259
France	—	1,193,939	—	1,193,939
Germany	—	11,167,752	—	11,167,752
Hong Kong	—	835,898	—	835,898
India	—	1,001,079	—	1,001,079
Ireland	—	2,345,997	—	2,345,997
Italy	—	3,327,269	—	3,327,269
Japan	—	33,494,188	—	33,494,188
Netherlands	—	1,301,752	—	1,301,752
New Zealand	—	1,848,523	—	1,848,523
Norway	—	1,391,110	—	1,391,110
Singapore	—	1,092,860	—	1,092,860
Spain	—	1,125,972	—	1,125,972
Sweden	—	6,826,692	—	6,826,692
Switzerland	—	3,069,118	—	3,069,118
Taiwan	—	2,888,632	—	2,888,632
United Arab Emirates	—	739,209	—	739,209
United Kingdom	—	20,422,397	—	20,422,397
United States	710,046	924,985	—	1,635,031
Other	11,139,439	—	—	11,139,439
Short-Term Investment	2,708,528	—	—	2,708,528
Total	$14,558,013	$103,811,557	$—	$118,369,570

98  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016

Global Equity Select Portfolio
Common Stocks*
Belgium	$—	$737,432	$—	$737,432
China	181,694	182,461	—	364,155
Denmark	—	583,268	—	583,268
Finland	—	460,487	—	460,487
Germany	—	950,812	—	950,812
Hong Kong	—	271,781	—	271,781
Ireland	—	587,283	—	587,283
Italy	—	371,234	—	371,234
Japan	—	1,602,854	—	1,602,854
Netherlands	425,386	509,797	—	935,183
Norway	—	99,382	—	99,382
South Africa	—	163,138	—	163,138
Sweden	—	545,239	—	545,239
Switzerland	—	653,064	—	653,064
Thailand	—	181,938	—	181,938
United Kingdom	—	1,690,111	—	1,690,111
Other	15,003,472	—	—	15,003,472
Short-Term Investment	903,881	—	—	903,881
Total	$16,514,433	$9,590,281	$—	$26,104,714
Global Strategic Equity Portfolio
Common Stocks*
Australia	$—	$337,848	$—	$337,848
Belgium	—	324,944	—	324,944
China	—	271,009	—	271,009
Denmark	—	365,556	—	365,556
Finland	—	399,775	—	399,775
France	—	409,023	—	409,023
Indonesia	—	133,435	—	133,435
Ireland	—	513,388	—	513,388
Italy	—	211,572	—	211,572
Japan	—	1,122,893	—	1,122,893
New Zealand	—	181,510	—	181,510
Norway	—	177,744	—	177,744
Philippines	—	192,276	—	192,276
South Africa	—	811,817	—	811,817
Switzerland	—	622,357	—	622,357
United Kingdom	—	1,789,969	—	1,789,969
Other	11,441,684	—	—	11,441,684
Short-Term Investment	720,096	—	—	720,096
Total	$12,161,780	$7,865,116	$—	$20,026,896

Semi-Annual Report  99

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016

Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$184,616	$—	$184,616
Belgium	—	8,764	—	8,764
Denmark	—	21,808	—	21,808
Finland	—	6,233	—	6,233
France	—	5,189	—	5,189
Hong Kong	—	140,294	—	140,294
Israel	6,975	19,933	—	26,908
Japan	—	266,017	—	266,017
Malta	—	10,822	—	10,822
Netherlands	—	14,835	—	14,835
New Zealand	—	17,558	—	17,558
Norway	—	49,401	—	49,401
Singapore	—	65,044	—	65,044
South Africa	—	7,379	—	7,379
Spain	—	2,449	—	2,449
Sweden	—	28,636	—	28,636
Switzerland	—	51,469	—	51,469
United Kingdom	—	150,996	—	150,996
Other	1,579,765	—	—	1,579,765
Short-Term Investment	23,375	—	—	23,375
Total	$1,610,115	$1,051,443	$—	$2,661,558

*	Please refer to Portfolios of Investments (page 28 through 52) and Notes to Portfolios of Investments (page 54 through 57) for portfolio holdings by country and industry.

Certain securities to which footnote (c) in the Notes to Portfolios of Investments apply are included in Level 2 and were valued based on reference to similar securities which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At June 30, 2016, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount
International Equity Select	$165,158

At June 30, 2016, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

International Equity	$ 5,633,510
International Equity Select	621,912
International Equity Concentrated	295,374
International Strategic Equity	46,060,918

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

For further information regarding security characteristics see Portfolios of Investments.

100  Semi-Annual Report

10. Subsequent Events

Subsequent to June 30, 2016, the Board of the Fund approved the liquidation of US Mid Cap Equity Portfolio. A liquidation payment of US Mid Cap Equity Portfolio’s net assets is anticipated to be distributed to shareholders on or about August 31, 2016.

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed, there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report  101

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)
Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
Resource Americas, Inc., a real estate asset management company, Director (2016 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

102  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director	Investment Manager, Chief Executive Officer (2004 – present)
(July 2005)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Semi-Annual Report  103

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

104  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $28 billion (as of April 30, 2016) of the approxi-

mately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of all Portfolios.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials

Semi-Annual Report  105

as “advisory fees”) and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving advisory fees and/or reimbursing expenses.

For at least one share class of each Portfolio, current gross advisory fees were at or below the median of the relevant Group, except for the Global Equity Select Portfolio (four or five basis points above the median for each share class) and the Global Strategic Equity Portfolio (both share classes four basis points above the median). It was noted that the Investment Manager proposed to lower the advisory fees for the Global Equity Select Portfolio by five basis points, which would place the advisory fees for both share classes at or below the Group median. For the Global Strategic Equity Portfolio, the Investment Manager representatives presented supplemental comparisons against peer funds the Investment Manager believed were more appropriate than those comprising the respective Groups, showing that the Portfolio’s gross advisory fee was less than three basis points above the median for Open Shares.

It also was noted that, for at least one share class of the Portfolios, expense ratios were at or below the medians of those of the funds in the relevant Group.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2016 (as applicable). Performance comparisons were not shown for the International Equity Advantage and Managed Equity Volatility Portfolios, which commenced operations in 2015.

The Directors noted that, except as noted, both share classes of the Global Equity Select, Global Strategic Equity Portfolio (Institutional Shares only), International Equity, International Strategic Equity, US Equity Concentrated and US Small-Mid Cap Equity Portfolios were above the average of the performance Group and Category for all periods; the International Equity Select Portfolio’s performance (both share classes) was above the Group average for all periods and above the Category averages for most periods; the International Small Cap Equity Portfolio’s performance (both share classes) was above the average of the Group and Category for all periods except the ten-year period; the International Equity Concentrated Portfolio’s performance was below Group and Category averages for the one-year period (the Portfolio commenced operations in 2014); for the US Mid Cap Equity Portfolio, performance was below averages, except that performance was above the Group and Category averages in the three-year period; and the performance of the US Strategic Equity Portfolio was generally below averages, except that performance was above the average of the Group in the five- (Open Shares only) and ten-year (both share classes) periods.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios. For the US Mid Cap Equity Portfolio, it was noted that management had proposed, and the Board was considering, potentially liquidating, or reorganiz-

106  Semi-Annual Report

ing into another Portfolio, the US Mid Cap Portfolio in light of the Investment Manager’s stated intention to discontinue management of the Portfolio’s strategy as part of its client offerings.1

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.

•	The Board generally was satisfied with the performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

1 See Note 10 in Notes to Financial Statements.

Semi-Annual Report  107

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Manage-

ment Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

108  Semi-Annual Report

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS020

Lazard Funds Semi-Annual Report

June 30, 2016

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

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The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

10	Information About Your Portfolio’s Expenses

12	Portfolio Holdings Presented by Credit Rating

13	Portfolios of Investments

13	Lazard US Corporate Income Portfolio

18	Lazard US Short Duration Fixed Income Portfolio

20	Lazard Global Fixed Income Portfolio

25	Notes to Portfolios of Investments

28	Statements of Assets and Liabilities

29	Statements of Operations

30	Statements of Changes in Net Assets

32	Financial Highlights

35	Notes to Financial Statements

45	Board of Directors and Officers Information

48	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2016, global equity markets stood firm despite significant bouts of volatility. Concerns about the Chinese economy, commodity price declines, and a series of disappointing earnings announcements pressured equity markets in the early months of 2016. However, they rallied in the latter half of the first quarter and into the second as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Although global equity markets fell again in late-June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union, certain regions rebounded by the end of the period. In addition, signs of some stability in commodity prices helped emerging markets assets during the period.

Volatility also played a role in global bond markets as investors traded largely on risk assessment of macro events. In Europe, the 10-year German bund yield fell below zero for the first time, following Swiss and Japanese 10-year government bonds, which have been in negative territory for some time. The surprising outcome of the UK referendum triggered another rally in safe haven assets, pushing some government bond yields even further into negative territory. The low yield, but still positive, environment continued in the United States.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities, and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Corporate Income

For the first half of 2016, the US high yield market saw strong demand, pushing prices up and leading to returns in excess of the coupon earned. A growing US economy, low global yields, and a rally in key commodity prices attributed to the market’s return. The best returns this year came from the riskiest subsectors of the market, especially those that were among the poorest performers last year. Prices for CCC-rated and distressed securities as well as struggling commodity-related industries such as energy and metals/mining all generated outsized returns. The high-yield market also benefitted from considerably lower Treasury yields and spread narrowing. The BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) returned 6.25%, outperforming the Barclays US Aggregate Bond® Index, which returned 5.31%, intermediate Treasuries, which returned 5.59%, and the S&P 500® Index, which returned 3.84%.The investment grade corporate sector outperformed and returned 7.56%.

High yield market spreads narrowed by about 74 basis points (bps) in the first half of the year to 612 bps over Treasuries. The CCC-rated sector narrowed significantly by 255 bps to 1,392 bps and the B-rated sector narrowed by 83 bps to 634 bps. The BB-rated sector, which narrowed the least of the rating sectors at 24 bps, stood at 400 bps over Treasuries at the end of the period. Intermediate Treasury yields (5 to 7 year) decreased markedly, ending at 1.16% on June 30, 2016. For the first half of the year, high-yield mutual fund market flows were positive, totaling about $3.6 billion. This compares favorably to a slightly positive $0.1 billion for the first half of 2015. New US high yield bond issuance was lower at $155 billion for the first half versus $191 billion in the first half of 2015. The domestic high yield market capitalization is now approximately $1.38 trillion. The Standard & Poor’s US speculative-grade trailing 12-month issuer default rate was 4.3% as of June 30, 2016, up from 2.8% in December 2015.

US Short Duration Fixed Income

Global markets were volatile and uncertain during the first half of 2016, as aggressive accommodative monetary policy by central banks and political uncertainty remained key driving forces affecting market direc-

tion. Many fundamental indicators showed growth stabilizing and economic conditions continuing to improve, with economic growth hovering at around 2%, unemployment in the 5% range, and jobless claims continuing to decline. Given these indicators, it was difficult to see recessionary forces forming. During the period, housing prices, lending activity, and confidence levels for both corporates and households returned to pre-crisis levels.

However, given the low return profile of markets and the risk sensitivity of investors, markets generally remained on a razor’s edge ready to react quickly and forcefully to new information, policy, and data. Looking past and through the noise of politics, the affirmative vote on June 23 by the UK to leave the European Union (the so-called “Brexit”), and other global macro events that occurred during the first half of the year, the US economy managed to find stable footing and was supportive of a positive slow growth environment with household and corporate balance sheets having been largely repaired and fears in the market creating an opportunity where spreads remained fairly attractive across a wide range of US securities. From a US perspective, Treasuries remained compelling for global investors, although, in our opinion, they appeared overvalued. Through the first half of the year, the negative rate environment continued to work like an anchor to hold down US yields. We also began to see interesting opportunities developing in structured consumer lending, particularly in the form of credit card and auto asset-backed securities. Through the period, consumer balance sheets were healthy yet spreads for much of the issuance remained wide, as the demand for structured products has diminished since the global financial crisis potentially creating pockets of opportunity.

Global Fixed Income

In the first half of 2016 yields across most global bond markets fell on uneven news flow and seesawing risk sentiment. The start of 2016 was marked by a continuation of markets trends that began during the second half of 2015. A fresh decline in oil prices and equity markets worldwide triggered a further rise in risk aversion, and lifted many core global government bond market returns during the first quarter. The “shock and

Semi-Annual Report  3

awe” decision from the Bank of Japan (BoJ) to follow in the footsteps of the European Central Bank by introducing more monetary easing by way of a negative deposit rate caused the entire Japanese yield curve to rally dramatically at the end of January and into February.

In February, US Federal Reserve Chair Janet Yellen struck a dovish tone and signaled a slower pace of future US interest rate hikes, citing inflation that was below target. This decision perhaps also took into consideration fragile global macro sentiment. The price of oil followed a familiar pattern, with Brent crude dipping by about $5–$6 dollars a barrel, closing the month at about $36 a barrel. Yields for some of the world’s lowest- or negative-yielding bond markets continued their march lower, and euro zone and Japanese bonds outperformed many of their global counterparts during the month.

To the relief of most investors, March was a period of strong risk sentiment and “reversion to the mean” for many markets. In contrast to the prior two months, core government bond markets were relatively stable, while smaller/emerging markets bonds performed strongly. It was a volatile first quarter as the yield on the bellwether 10-year US Treasury bond started the year at 2.27% and ended the first quarter at 1.77%, with considerable price movements along the way. Likewise the yield on a 10-year maturity German bund began 2016 at 0.63% and ended the period at 0.14%.

Volatility dominated global bond markets during the second quarter as investors traded largely on risk assessments of macro events. The period started on a mixed but benign note in April compared to the strong rally in rates during the first quarter. Risk appetites remained fairly strong at that point, as oil and other commodity prices posted strong gains. During May, global bond markets were trading within familiar ranges, with slightly higher rates in the US, and lower yields in Europe and the United Kingdom. Fed Chair Yellen was decidedly more hawkish about interest rates in May, warning that improving economic conditions may warrant further monetary tightening in the summer. However, extremely soft US payroll data for May and the affirmative vote on June 23 by the UK to leave the European Union (the so-called “Brexit”), which unnerved global financial markets, forced Yellen to once again adopt a more cautious—and dovish—posture during June.

Credit markets had a poor start to the year as spreads widened across most sectors. Global stagnation fears and concerns over central banks’ ability to prop up growth weighed heavily on these markets in January. By March, credit sectors reversed out dramatically, and high yield outperformed investment-grade corporates by enough to end the first quarter with both sectors producing similar total returns of over 3%. Interestingly, local currency emerging markets bonds outperformed the sovereign external debt market, perhaps because valuations had been particularly stretched in recent quarters.

For the second quarter, credit spreads were mixed across sectors and geographical markets, with spreads tightening for select investment grade and high-yield issues, thus generally keeping pace or, in some cases, exceeding government bond performance. Within the high-yield market, energy and mining companies fared the best and outperformed other sectors, which was in line with the recent recovery in oil and commodity prices. Within the investment grade space, industrials generally outperformed financials, which were under acute pressure in Europe and the UK due to concerns over profits amid uncertainty about the impact of the Brexit vote.

Volatility in currency markets remained elevated, and the dispersion of returns was quite wide during January and February, in line with global macro and domestic events. The Japanese yen appreciated sharply in February, which may have seemed counter-intuitive given the BoJ’s surprise move to negative rates; however, it gained further momentum along with the “flight to quality” Treasury rally at that time, and was exacerbated by technical factors as short-yen market positioning was painfully reversed.

The volatility continued through the second quarter, with the US dollar initially selling off against many currencies as oil and commodity prices moved higher in April, taking respective commodity/emerging market

4  Semi-Annual Report

currencies higher in the process. The month of May brought general dollar strength and perhaps some reversion to the mean, given the prior year-to-date dollar weakness. Currency movements in June were fairly steady until the surprise Brexit vote, which unleashed widespread currency moves amid uncertainty about the outcome and the impact of the affirmative vote.

Lazard US Corporate Income Portfolio

For the six months ended June 30, 2016, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 5.77%, while Open Shares posted a total return of 5.60%, as compared with the 6.25% return for the Cash Pay Index.

The Portfolio underperformed over the first six months of 2016 due, in part, to its shorter maturity structure relative to the Cash Pay Index. Longer maturity assets posted some of the best returns. The Portfolio’s effective duration is approximately 4.1 years as compared to the Cash Pay Index duration of 4.6 years. The Portfolio is shorter in maturity by design to protect against rising rates. Also, the Portfolio’s higher quality focus, with an overweight position in BB-rated securities, detracted from performance. Performance was helped by underweight positions in the banking and healthcare sectors. To a lesser extent, an underweight position in financial services and an overweight position in capital goods also aided performance. Performance was hurt by an overweight position in energy and an underweight position in basic materials. To a lesser extent, an overweight position in the media sector also detracted from performance. Through the market volatility of the past few years, we have maintained our credit discipline. As of June 30, 2016, approximately 76% of the holdings by market value were rated BB- or better by Standard & Poor’s and 89% were rated B+ or better.

Lazard US Short Duration Fixed Income Portfolio

For the six months ended June 30, 2016, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 0.95%, while Open Shares posted a total return of 0.90%, as compared with the 1.43% return for the BofA Merrill Lynch 1-3 Year US Treasury® Index.

Performance was hurt by the Portfolio’s short duration positioning relative to the Index, particularly the 2-3 year part of the curve. Exposure to US energy corporates and US Consumer asset backed securities (ABS) aided performance as these sectors outperformed.

In the period, we added duration to the Portfolio after the US Federal Reserve signaled a “lower–for–longer” interest rate environment. We continued to be overweight corporate credit with a focus on financials and energy, which remained attractively priced. We also increased positions in consumer ABS. We remained underweight US Treasury bonds and had no exposure to Agency Debentures because we believed these safety assets to be richly priced.

Lazard Global Fixed Income Portfolio

For the six months ended June 30, 2016, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 6.50%, while Open Shares posted a total return of 6.35%, as compared with the 8.96% return for the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s performance was helped by country allocation, especially through overweight exposures to relatively high-quality countries such as Norway, Australia, New Zealand, and Singapore. In addition, overweight exposure to the Australian dollar, New Zealand dollar, Canadian dollar, and Chilean peso added value. Security selection, specifically in the United States, also contributed positively to performance. Conversely, the Portfolio’s underweight exposure to core Europe and Japan, and the resulting duration underweight, detracted from performance.

The Portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. During the first half of 2016, the use of forward currency contracts did not have a material impact on the Portfolio.

Semi-Annual Report  5

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager’), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

6  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	2.47%	5.51%	6.14%
Open Shares**	2.18%	5.16%	5.84%
Cash Pay Index	2.45%	5.97%	6.48%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and changed its policy with respect to the investment of 80% of its assets and certain related policies. The Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Cash Pay Index is the BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index which is constructed to mirror the BB-B Non Distressed sector of the public high yield corporate debt market and is a subset of the BofA Merrill Lynch High Yield Cash Pay® Index. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  7

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and BofA Merrill Lynch 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	0.72%	1.07%	1.31%
Open Shares**	1.64%	1.03%	1.25%
BofA Merrill Lynch 1-3 Year US Treasury Index	1.31%	0.81%	0.91%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets). The Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The BofA Merrill Lynch 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

8  Semi-Annual Report

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Barclays Capital Global Aggregate Bond® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Since
	Year	Inception	†
Institutional Shares**	4.97%	0.30%
Open Shares**	4.55%	0.01%
Barclays Capital Global Aggregate Bond Index	8.87%	1.59%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

Semi-Annual Report  9

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2016 through June 30, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 - 6/30/16	Annualized Expense Ratio During Period 1/1/16 - 6/30/16

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,057.70	$2.81	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.13	$2.77	0.55%
Open Shares
Actual	$1,000.00	$1,056.00	$4.35	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.64	$4.27	0.85%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,009.50	$2.00	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.87	$2.01	0.40%
Open Shares
Actual	$1,000.00	$1,009.00	$3.50	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.38	$3.52	0.70%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,065.00	$3.85	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Open Shares
Actual	$1,000.00	$1,063.50	$5.39	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

Semi-Annual Report  11

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating June 30, 2016 (unaudited)

S&P Credit Rating*	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

AAA	—%	5.4%	9.6%
AA+	—	58.7	14.0
AA	—	—	1.3
AA-	—	—	5.4
A+	—	—	12.5
A	—	1.9	10.2
A-	—	5.6	9.2
BBB+	—	14.9	10.1
BBB	2.4	3.7	5.3
BBB-	6.5	1.9	6.0
BB+	16.4	—	4.8
BB	24.9	—	0.4
BB-	21.8	—	—
B+	13.1	—	—
B	6.4	—	—
B-	2.8	—	—
CC	0.2	—	—
CCC+	0.6	—	—
NR	—	—	2.8
NA	0.4	6.4	4.7
Short-Term Investments	4.5	1.5	3.7
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

12  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2016 (unaudited)

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 95.7%

Aerospace & Defense | 2.0%
Bombardier, Inc., 7.750%, 03/15/20 (a)	$975	$957,937
DigitalGlobe, Inc., 5.250%, 02/01/21 (a)	1,750	1,627,500
KLX, Inc., 5.875%, 12/01/22 (a)	1,400	1,372,000
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,316,000
		5,273,437
Auto Components | 0.7%
The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	1,800	1,858,500

Automobiles | 0.7%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	1,800	1,788,750

Beverages | 0.4%
Constellation Brands, Inc., 7.250%, 05/15/17	950	995,125

Biotechnology | 0.6%
Grifols Worldwide Operations, Ltd., 5.250%, 04/01/22	1,475	1,500,813

Building Products | 0.8%
Griffon Corp., 5.250%, 03/01/22	1,400	1,382,500
USG Corp., 9.750%, 01/15/18	675	739,969
		2,122,469
Capital Markets | 1.6%
Argos Merger Sub, Inc., 7.125%, 03/15/23 (a)	1,600	1,646,000
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,477,500
MPT Operating Partnership LP, 6.375%, 03/01/24	1,010	1,075,650
		4,199,150
Description	Principal Amount (000)	Fair Value

Chemicals | 4.0%
Chemtura Corp., 5.750%, 07/15/21	$1,400	$1,414,000
Eagle Spinco, Inc., 4.625%, 02/15/21	1,400	1,433,250
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,608,000
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	978,482
NOVA Chemicals Corp., 5.250%, 08/01/23 (a)	1,800	1,809,000
Platform Specialty Products Corp., 6.500%, 02/01/22 (a)	1,700	1,496,000
WR Grace & Co-Conn, 5.125%, 10/01/21 (a)	1,700	1,746,750
		10,485,482
Commercial Services & Supplies | 4.2%
ACCO Brands Corp., 6.750%, 04/30/20	1,750	1,852,812
Ashtead Capital, Inc., 6.500%, 07/15/22 (a)	1,700	1,769,054
Avis Budget Car Finance, Inc., 5.125%, 06/01/22 (a)	1,600	1,544,000
Clean Harbors, Inc., 5.250%, 08/01/20	1,750	1,791,563
R.R. Donnelley & Sons Co., 7.250%, 05/15/18	1,016	1,079,500
The ADT Corp., 6.250%, 10/15/21	1,400	1,495,900
West Corp., 5.375%, 07/15/22 (a)	1,750	1,627,500
		11,160,329
Communications Equipment | 1.2%
CommScope, Inc., 5.000%, 06/15/21 (a)	1,500	1,532,250
Plantronics, Inc., 5.500%, 05/31/23 (a)	1,750	1,728,125
		3,260,375
Construction Materials | 0.7%
Standard Industries, Inc., 5.375%, 11/15/24 (a)	1,750	1,780,625

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Containers & Packaging | 5.2%
Ball Corp., 4.000%, 11/15/23	$1,900	$1,871,500
Cascades, Inc., 5.500%, 07/15/22 (a)	1,500	1,456,875
Crown Americas LLC, 4.500%, 01/15/23	1,800	1,836,000
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (a)	1,892	1,894,365
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,500	1,549,380
Sealed Air Corp., 4.875%, 12/01/22 (a)	1,700	1,748,875
Silgan Holdings, Inc., 5.000%, 04/01/20	1,475	1,510,031
Smurfit Kappa Acquisitions, 4.875%, 09/15/18 (a)	1,050	1,095,937
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	876,563
		13,839,526
Diversified Financial Services | 2.0%
Level 3 Financing, Inc., 5.125%, 05/01/23	1,800	1,784,250
Schaeffler Finance BV, 4.750%, 05/15/21 (a)	1,850	1,889,312
Virgin Media Secured Finance PLC, 5.375%, 04/15/21 (a)	1,629	1,669,725
		5,343,287
Diversified Telecommunication Services | 1.9%
CenturyLink, Inc., 5.625%, 04/01/20	1,800	1,863,000
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,643,550
SBA Telecommunications, Inc., 5.750%, 07/15/20	1,500	1,545,000
		5,051,550
Electronic Equipment, Instruments & Components | 0.7%
Belden, Inc., 5.500%, 09/01/22 (a)	1,750	1,763,125

Energy Equipment & Services | 0.4%
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	1,600	948,000
Description	Principal Amount (000)	Fair Value

Food & Staples Retailing | 1.3%
Albertsons Cos. LLC, 6.625%, 06/15/24 (a)	$1,750	$1,806,875
Ingles Markets, Inc., 5.750%, 06/15/23	1,750	1,771,875
		3,578,750
Food Products | 2.1%
B&G Foods, Inc., 4.625%, 06/01/21	1,500	1,500,000
Darling Ingredients, Inc., 5.375%, 01/15/22	850	877,098
Post Holdings, Inc., 7.375%, 02/15/22	1,650	1,734,562
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,530,000
		5,641,660
Gas Utilities | 0.7%
AmeriGas Partners LP, 5.625%, 05/20/24	1,000	1,007,500
Ferrellgas LP, 6.500%, 05/01/21	500	458,750
Ferrellgas Partners LP, 8.625%, 06/15/20	520	520,000
		1,986,250
Health Care Equipment & Supplies | 1.4%
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (a)	1,800	1,840,500
Hologic, Inc., 5.250%, 07/15/22 (a)	1,800	1,881,000
		3,721,500
Health Care Providers & Services | 4.9%
Centene Corp., 6.125%, 02/15/24 (a)	1,750	1,860,469
Community Health Systems, Inc., 8.000%, 11/15/19	1,400	1,366,750
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19 (a)	1,097	1,189,554
HCA, Inc., 6.500%, 02/15/20	1,600	1,774,000
HealthSouth Corp., 5.125%, 03/15/23	1,801	1,764,980
LifePoint Health, Inc., 5.500%, 12/01/21	1,400	1,459,500
Molina Healthcare, Inc., 5.375%, 11/15/22 (a)	1,700	1,695,750

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Tenet Healthcare Corp.:
4.750%, 06/01/20	$700	$717,010
4.375%, 10/01/21	1,250	1,243,750
		13,071,763
Hotels, Restaurants & Leisure | 5.7%
1011778 BC ULC, 4.625%, 01/15/22 (a)	1,800	1,827,000
Cedar Fair LP, 5.250%, 03/15/21	1,800	1,844,199
Cinemark USA, Inc., 4.875%, 06/01/23	1,800	1,777,500
GLP Capital LP, 4.875%, 11/01/20	1,500	1,565,385
Hilton Worldwide Finance LLC, 5.625%, 10/15/21	1,750	1,811,250
International Game Technology PLC:
5.625%, 02/15/20 (a)	250	263,438
6.250%, 02/15/22 (a)	1,450	1,485,945
MGM Resorts International, 6.625%, 12/15/21	1,000	1,087,500
Six Flags Entertainment Corp., 5.250%, 01/15/21 (a)	1,400	1,443,750
Wynn Las Vegas LLC, 5.375%, 03/15/22	2,007	2,042,122
		15,148,089
Household Durables | 0.7%
Tempur Sealy International, Inc., 5.625%, 10/15/23	1,750	1,802,500

Independent Power & Renewable Electricity Producers | 1.1%
AES Corp., 7.375%, 07/01/21	1,095	1,234,613
Calpine Corp., 6.000%, 01/15/22 (a)	1,500	1,571,250
		2,805,863
Internet & Catalog Retail | 0.6%
Netflix, Inc., 5.375%, 02/01/21	1,450	1,539,886

Internet Software & Services | 0.7%
VeriSign, Inc., 4.625%, 05/01/23	1,800	1,822,500
Description	Principal Amount (000)	Fair Value

IT Services | 0.7%
First Data Corp.:
6.750%, 11/01/20 (a)	$260	$271,567
5.375%, 08/15/23 (a)	1,600	1,624,816
		1,896,383
Machinery | 1.2%
Amsted Industries, Inc., 5.000%, 03/15/22 (a)	1,700	1,700,000
Terex Corp., 6.500%, 04/01/20	1,600	1,614,000
		3,314,000
Marine | 0.2%
Hapag-Lloyd AG, 9.750%, 10/15/17 (a)	533	531,668

Media | 14.3%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,488,750
Cable One, Inc., 5.750%, 06/15/22 (a)	1,750	1,793,750
Cablevision Systems Corp., 7.750%, 04/15/18	1,500	1,605,930
CCO Holdings LLC, 5.250%, 03/15/21	1,950	2,018,250
Cequel Communications Holdings I LLC, 6.375%, 09/15/20 (a)	1,800	1,820,250
Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,750	1,750,000
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,632,000
Lamar Media Corp., 5.875%, 02/01/22	1,685	1,752,400
LIN Television Corp., 5.875%, 11/15/22	1,750	1,758,750
Mediacom Broadband LLC, 5.500%, 04/15/21	1,500	1,530,000
Outfront Media Capital LLC, 5.250%, 02/15/22	1,500	1,522,500
Regal Entertainment Group, 5.750%, 03/15/22	1,450	1,486,250
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,957,000
Sirius XM Radio, Inc., 5.750%, 08/01/21 (a)	1,500	1,558,125
Starz LLC, 5.000%, 09/15/19	725	738,594

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

TEGNA, Inc.:
7.125%, 09/01/18	$469	$472,037
6.375%, 10/15/23	1,500	1,593,750
The McClatchy Co., 9.000%, 12/15/22	1,100	1,072,500
Time, Inc., 5.750%, 04/15/22 (a)	1,425	1,339,500
Tribune Media Co., 5.875%, 07/15/22	1,800	1,791,000
Unitymedia Hessen GmbH & Co. KG, 5.500%, 01/15/23 (a)	1,800	1,809,000
Univision Communications, Inc., 5.125%, 05/15/23 (a)	1,800	1,786,500
Videotron, Ltd., 5.000%, 07/15/22	1,808	1,871,280
WMG Acquisition Corp., 6.000%, 01/15/21 (a)	1,620	1,668,600
		37,816,716
Metals & Mining | 3.3%
Anglo American Capital PLC, 4.875%, 05/14/25 (a)	1,250	1,187,500
ArcelorMittal, 6.500%, 03/01/21	1,400	1,438,500
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,200	1,925,000
Glencore Funding LLC, 4.625%, 04/29/24 (a)	2,000	1,870,000
Steel Dynamics, Inc., 6.125%, 08/15/19	1,800	1,863,000
Tronox Finance LLC, 6.375%, 08/15/20	650	482,625
		8,766,625
Multiline Retail | 1.4%
Dollar Tree, Inc., 5.750%, 03/01/23 (a)	1,750	1,859,375
J.C. Penney Corp., Inc., 5.875%, 07/01/23 (a)	1,800	1,813,500
		3,672,875
Oil, Gas & Consumable Fuels | 10.7%
Antero Resources Corp., 5.125%, 12/01/22	1,850	1,776,000
Cenovus Energy, Inc., 3.800%, 09/15/23	2,000	1,858,124
Continental Resources, Inc., 4.500%, 04/15/23	2,000	1,865,000
Description	Principal Amount (000)	Fair Value

Energy Transfer Equity LP, 7.500%, 10/15/20	$1,250	$1,325,000
Kinder Morgan, Inc.:
7.000%, 06/15/17	650	676,934
5.000%, 02/15/21 (a)	1,275	1,343,916
Newfield Exploration Co., 5.625%, 07/01/24	1,900	1,900,000
Northern Tier Energy LLC, 7.125%, 11/15/20	1,250	1,271,875
ONEOK Partners LP, 5.000%, 09/15/23	2,000	2,106,546
PBF Holding Co. LLC:
8.250%, 02/15/20	900	933,750
7.000%, 11/15/23 (a)	900	869,625
Range Resources Corp., 5.000%, 08/15/22	1,700	1,602,250
Regency Energy Partners LP, 5.750%, 09/01/20	1,300	1,364,748
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (a)	1,450	1,504,375
Suburban Propane Partners LP, 7.375%, 08/01/21	1,531	1,593,197
Sunoco LP, 6.375%, 04/01/23 (a)	1,700	1,687,250
Targa Resources Partners LP, 5.250%, 05/01/23	1,800	1,701,000
Tesoro Logistics LP, 6.125%, 10/15/21	1,383	1,431,405
Whiting Petroleum Corp., 5.750%, 03/15/21	900	813,375
WPX Energy, Inc., 6.000%, 01/15/22	900	837,000
		28,461,370
Personal Products | 0.5%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (a)	1,500	1,417,500

Pharmaceuticals | 1.2%
Endo Finance LLC, 5.750%, 01/15/22 (a)	1,600	1,443,840
Mallinckrodt International Finance SA, 5.750%, 08/01/22 (a)	1,700	1,618,188
		3,062,028
Professional Services | 1.4%
IHS, Inc., 5.000%, 11/01/22	1,750	1,806,875
Nielsen Finance LLC, 5.000%, 04/15/22 (a)	1,800	1,836,000
		3,642,875

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (concluded)

Real Estate Investment Trusts (REITs) | 3.3%
Communications Sales & Leasing, Inc., 6.000%, 04/15/23 (a)	$1,700	$1,729,750
Crown Castle International Corp., 4.875%, 04/15/22	1,500	1,647,300
Equinix, Inc., 4.875%, 04/01/20	1,872	1,942,200
Iron Mountain, Inc., 6.000%, 08/15/23	1,700	1,789,250
RHP Hotel Properties LP, 5.000%, 04/15/23	1,775	1,761,687
		8,870,187
Real Estate Management & Development | 0.6%
DuPont Fabros Technology LP, 5.875%, 09/15/21	1,400	1,468,250

Road & Rail | 0.6%
Herc Spinoff Escrow Issuer LLC, 7.750%, 06/01/24 (a)	1,700	1,657,500

Semiconductors & Semiconductor Equipment | 0.5%
Amkor Technologies, Inc., 6.625%, 06/01/21	1,400	1,359,750

Software | 1.1%
Activision Blizzard, Inc., 5.625%, 09/15/21 (a)	1,400	1,466,500
Nuance Communications, Inc., 5.375%, 08/15/20 (a)	1,373	1,397,028
		2,863,528
Specialty Retail | 0.7%
Group 1 Automotive, Inc., 5.000%, 06/01/22	1,912	1,883,320

Technology Hardware, Storage & Peripherals | 2.5%
Denali Borrower Finance Corp., 5.625%, 10/15/20 (a)	1,400	1,468,600
Diamond 1 Finance Corp., 7.125%, 06/15/24 (a)	1,775	1,854,417
NCR Corp., 4.625%, 02/15/21	1,568	1,552,320
Description	Principal Amount (000)	Fair Value

Western Digital Corp., 7.375%, 04/01/23 (a)	$1,700	$1,810,500
		6,685,837
Trading Companies & Distributors | 3.1%
Aircastle, Ltd., 5.125%, 03/15/21	1,500	1,560,000
HD Supply, Inc., 5.250%, 12/15/21 (a)	1,500	1,572,660
International Lease Finance Corp., 8.750%, 03/15/17	500	522,000
United Rentals North America, Inc.:
7.375%, 05/15/20	200	208,000
4.625%, 07/15/23	1,100	1,111,000
5.750%, 11/15/24	1,650	1,662,375
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,612,000
		8,248,035
Wireless Telecommunication Services | 2.1%
Inmarsat Finance PLC, 4.875%, 05/15/22 (a)	1,750	1,596,875
Intelsat Jackson Holdings SA, 7.250%, 04/01/19	750	547,500
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,408,625
T-Mobile USA, Inc., 6.250%, 04/01/21	1,850	1,929,772
		5,482,772
Total Corporate Bonds (Cost $252,665,441)		253,590,523

Description	Shares	Fair Value

Short-Term Investment | 4.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $11,837,992)	11,837,992	$11,837,992

Total Investments | 100.2% (Cost $264,503,433) (b)		$265,428,515

Liabilities in Excess of Cash and Other Assets | (0.2)%		(404,226)

Net Assets | 100.0%		$265,024,289

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 11.8%

Automobiles | 9.2%
Ally Auto Receivables Trust:
1.470%, 04/15/20	$1,750	$1,761,995
1.390%, 09/16/19	1,275	1,278,745
GM Financial Automobile Leasing Trust,
1.530%, 09/20/18	1,460	1,467,904
1.680%, 12/20/18	1,625	1,636,425
GMF Floorplan Owner Revolving Trust, 1.650%, 05/15/20 (a)	1,200	1,201,595
BMW Vehicle Lease Trust, 1.400%, 09/20/18	2,175	2,182,179
		9,528,843
Banks | 2.6%
Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	2,550	2,695,856

Total Asset-Backed Securities (Cost $12,230,578)		12,224,699

Corporate Bonds | 26.2%

Banks | 11.8%
Bank of America Corp.:
2.000%, 01/11/18	3,287	3,309,585
5.650%, 05/01/18	900	964,483
Citigroup, Inc., 1.800%, 02/05/18	4,200	4,218,518
JPMorgan Chase & Co., 6.300%, 04/23/19	3,325	3,738,909
		12,231,495
Biotechnology | 2.0%
AbbVie, Inc., 1.800%, 05/14/18	2,100	2,114,813

Capital Markets | 6.1%
Morgan Stanley, 2.125%, 04/25/18	2,391	2,416,024
The Goldman Sachs Group, Inc., 7.500%, 02/15/19	3,475	3,971,143
		6,387,167
Description	Principal Amount (000)	Fair Value

Consumer Finance | 2.2%
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	$2,125	$2,251,510

Food & Staples Retailing | 0.6%
CVS Health Corp., 1.900%, 07/20/18	600	608,982

Oil, Gas & Consumable Fuels | 3.5%
Anadarko Petroleum Corp., 6.375%, 09/15/17	256	269,456
Marathon Oil Corp., 6.000%, 10/01/17	1,959	2,029,624
ONEOK Partners LP, 2.000%, 10/01/17	1,300	1,298,220
		3,597,300
Total Corporate Bonds (Cost $27,147,356)		27,191,267

Municipal Bonds | 1.8%

Kentucky | 1.8%
Kentucky State Asset Liability Commission General Funding Revenue, 3.165%, 04/01/18 (Cost $1,918,126)	1,881	1,922,656

US Government Securities | 25.8%

Mortgage-Backed Securities | 25.8%
Federal Home Loan Mortgage Corp.:
Pool# 1B4676, 3.023%, 05/01/40 (c)	679	720,021
Pool# 1B8709, 2.515%, 08/01/34 (c)	1,789	1,877,845
Pool# 1H2577, 2.665%, 09/01/35 (c)	1,056	1,117,459
Pool# 848138, 2.696%, 07/01/38 (c)	976	1,034,096
Pool# 848514, 2.786%, 03/01/32 (c)	1,969	2,076,006
Pool# 848517, 2.608%, 12/01/34 (c)	1,441	1,524,300
Pool# 849414, 2.659%, 07/01/35 (c)	1,773	1,871,436
Pool# G13867, 5.000%, 06/01/25	414	443,957
Federal National Mortgage Association:
Pool# 725296, 2.561%, 03/01/34 (c)	784	821,210
Pool# 725429, 5.000%, 05/01/19	315	325,613
Pool# 889735, 5.500%, 07/01/23	360	391,147
Pool# 889828, 5.000%, 10/01/19	225	232,655
Pool# 963058, 3.026%, 05/01/38 (c)	746	791,573

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Pool# 995609, 2.645%, 04/01/35 (c)	$939	$996,977
Pool# AD0278, 4.285%, 09/01/39 (c)	200	212,792
Pool# AD0701, 2.485%, 02/01/37 (c)	1,042	1,086,625
Pool# AE0149, 2.604%, 12/01/36 (c)	943	997,645
Pool# AE0315, 4.500%, 02/01/21	81	83,653
Pool# AE0887, 2.723%, 09/01/40 (c)	400	422,107
Pool# AL0345, 2.758%, 11/01/35 (c)	817	861,930
Pool# AL3232, 2.647%, 02/01/40 (c)	445	471,008
Pool# AL3260, 2.521%, 07/01/38 (c)	560	597,637
Pool# AL3739, 2.623%, 07/01/38 (c)	308	325,450
Pool# AL3746, 2.604%, 01/01/37 (c)	1,018	1,075,957
Pool# AL3941, 6.000%, 03/01/24	472	507,877
Pool# AL4118, 2.561%, 05/01/35 (c)	647	681,280
Pool# AL4545, 2.601%, 05/01/39 (c)	849	896,330
Pool# AL4660, 2.670%, 11/01/41 (c)	888	937,068
Pool# AL5574, 2.585%, 12/01/40 (c)	1,412	1,492,025
Pool# AL5642, 2.660%, 05/01/39 (c)	1,892	2,000,660

Total US Government Securities (Cost $26,934,977)		26,874,339

US Treasury Securities | 32.7%
US Treasury Notes:
1.000%, 03/15/18	11,855	11,937,428
0.875%, 03/31/18	18,995	19,089,234
1.375%, 06/30/18	2,885	2,928,950

Total US Treasury Securities (Cost $33,819,343)		33,955,612
Description	Shares	Fair Value

Short-Term Investment | 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $1,516,951)	1,516,951	$1,516,951

Total Investments | 99.8% (Cost $103,567,331) (b)		$103,685,524

Cash and Other Assets in Excess of Liabilities | 0.2%		217,049

Net Assets | 100.0%		$103,902,573

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 36.3%

Australia | 2.1%
Telstra Corp., Ltd., 4.000%, 11/15/17	AUD	110	$83,578
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	35	27,254
			110,832
Belgium | 1.1%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	55	56,994

Canada | 4.5%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	45	38,578
Suncor Energy, Inc., 6.100%, 06/01/18	USD	50	54,068
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	55	56,425
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	55	56,440
2.621%, 12/22/21	CAD	45	36,484
			241,995
France | 1.3%
Orange SA, 5.375%, 07/08/19	USD	65	72,171

Germany | 2.3%
BMW Finance NV, 3.375%, 12/14/18	GBP	60	84,031
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	40	41,100
			125,131
Italy | 1.3%
Atlantia SpA, 4.375%, 09/16/25	EUR	50	71,998

Netherlands | 1.1%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	80	61,518

Norway | 1.2%
Statoil ASA, 3.700%, 03/01/24	USD	60	64,837
Description	Security Currency	Principal Amount (000)	Fair Value

United Kingdom | 3.6%
GKN Holdings PLC, 6.750%, 10/28/19	GBP	30	$45,298
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	76,642
SSE PLC, 5.000%, 10/01/18	GBP	50	72,165
			194,105
United States | 17.8%
Alphabet, Inc., 3.625%, 05/19/21	USD	25	27,572
Apple, Inc., 3.850%, 05/04/43	USD	95	95,450
Citigroup, Inc., 3.595%, 05/04/21 (c)	AUD	95	70,730
Constellation Brands, Inc., 7.250%, 05/15/17	USD	60	62,850
General Electric Co., 5.500%, 02/01/17	NZD	90	65,096
HCA, Inc., 6.500%, 02/15/20	USD	50	55,437
John Deere Canada Funding, Inc.:
2.300%, 01/17/18	CAD	35	27,483
2.050%, 09/17/20	CAD	35	27,508
John Deere Capital Corp., 2.300%, 09/16/19	USD	40	41,239
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	45	50,084
Nestle Holdings, Inc.:
2.500%, 07/10/17	NOK	250	30,287
2.750%, 04/15/20	NOK	340	43,071
Sealed Air Corp., 4.875%, 12/01/22	USD	20	20,575
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	110	82,107
3.625%, 01/22/23	USD	60	62,960
The Home Depot, Inc., 2.625%, 06/01/22	USD	55	57,567
Union Pacific Corp., 4.163%, 07/15/22	USD	55	61,904
United Rentals North America, Inc., 4.625%, 07/15/23	USD	45	45,450
Valero Energy Corp., 6.125%, 02/01/20	USD	30	33,861
			961,231
Total Corporate Bonds (Cost $2,026,380)			1,960,812

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Foreign Government Obligations | 42.7%

Australia | 1.7%
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	55	$47,800
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	45	41,619
			89,419
Bahamas | 2.0%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	95	107,547

Bermuda | 2.0%
Government of Bermuda, 5.603%, 07/20/20	USD	100	109,743

Canada | 5.0%
City of Vancouver, 2.900%, 11/20/25	CAD	50	41,044
Province of British Columbia, 3.700%, 12/18/20	CAD	60	51,658
Province of Ontario:
2.450%, 06/29/22	USD	45	47,096
1.950%, 01/27/23	CAD	75	59,699
Province of Quebec, 3.500%, 07/29/20	USD	65	70,508
			270,005
Chile | 1.1%
Republic of Chile, 5.500%, 08/05/20	CLP	37,500	59,828

Colombia | 2.1%
Republic of Colombia, 7.375%, 03/18/19	USD	100	114,375

Hungary | 1.9%
Hungary Government Bond, 5.500%, 06/24/25	HUF	24,930	104,671

Ireland | 1.6%
Irish Treasury, 3.400%, 03/18/24	EUR	65	89,003
Description	Security Currency	Principal Amount (000)	Fair Value

Italy | 1.0%
Italy Buoni Poliennali Del Tesoro, 1.500%, 06/01/25	EUR	47	$53,630

Mexico | 5.9%
Mexican Bonos:
6.500%, 06/09/22	MXN	1,870	106,682
7.750%, 05/29/31	MXN	1,140	70,807
Mexican Udibonos, 2.500%, 12/10/20	MXN	1,191	65,955
United Mexican States, 6.750%, 02/06/24	GBP	48	76,201
			319,645
New Zealand | 3.1%
New Zealand Government Bonds:
3.000%, 04/15/20	NZD	130	96,011
6.000%, 05/15/21	NZD	40	32,684
New Zealand Local Government Funding Agency, 6.000%, 12/15/17	NZD	50	37,459
			166,154
Norway | 2.4%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	129,553

Philippines | 2.5%
Republic of Philippines, 4.950%, 01/15/21	PHP	6,000	132,632

Poland | 4.4%
Poland Government Bond, 1.750%, 01/25/21 (c)	PLN	728	181,767
Republic of Poland, 3.000%, 03/17/23	USD	55	55,935
			237,702
Romania | 2.4%
Romanian Government Bonds:
3.625%, 04/24/24	EUR	38	46,756
2.875%, 10/28/24	EUR	23	26,737
4.750%, 02/24/25	RON	205	55,174
			128,667
Singapore | 2.7%
Singapore Government Bond, 3.000%, 09/01/24	SGD	184	148,815

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Spain | 0.9%
Spain Government Bond, 1.600%, 04/30/25	EUR	40	$46,382

Total Foreign Government Obligations (Cost $2,369,611)			2,307,771

Quasi Government Bonds | 3.0%

Canada | 0.6%
Hydro-Quebec, 9.625%, 07/15/22	CAD	30	34,130

Chile | 2.0%
Corp. Nacional del Cobre de Chile, 3.750%, 11/04/20	USD	100	107,147

Germany | 0.4%
Landeskreditbank Baden-Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	160	19,407

Total Quasi Government Bonds (Cost $162,480)			160,684

Supranationals | 5.2%
Asian Development Bank, 2.125%, 03/19/25	USD	60	62,276
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	100	111,639
Inter-American Development Bank, 6.000%, 12/15/17	NZD	65	48,614
International Finance Corp., 6.450%, 10/30/18	INR	4,160	61,289

Total Supranationals (Cost $285,241)			283,818
Description	Security Currency	Principal Amount (000)	Fair Value

US Municipal Bonds | 4.3%

Alaska | 1.7%
Alaska State Qualified School Construction Bond, 5.342%, 08/01/27	USD	75	$95,026

Texas | 2.6%
University of Texas Build America Bond Series B, 6.276%, 08/15/41	USD	70	79,406
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	50	58,945
			138,351
Total US Municipal Bonds (Cost $221,956)			233,377

US Treasury Securities | 3.7%
US Treasury Notes:
2.125%, 05/15/25	USD	135	142,662
1.625%, 05/15/26	USD	55	55,705

Total US Treasury Securities (Cost $191,170)			198,367

Description		Shares	Fair Value

Short-Term Investment | 3.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $198,176)		198,176	$198,176

Total Investments | 98.9% (Cost $5,455,014) (b), (d)			$5,343,005

Cash and Other Assets in Excess of Liabilities | 1.1%			60,431

Net Assets | 100.0%			$5,403,436

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	10,477	USD	7,720	CAN	08/18/16	$81	$—
AUD	10,150	USD	7,470	HSB	08/18/16	88	—
AUD	31,397	USD	22,967	HSB	08/18/16	411	—
CAD	124,554	USD	97,474	HSB	08/18/16	—	1,053
CAD	25,569	USD	20,000	RBC	08/18/16	—	206
CHF	54,390	USD	56,321	HSB	08/18/16	—	475
CZK	133,183	USD	5,638	CIT	08/18/16	—	170
DKK	236,862	USD	36,315	CIT	08/18/16	—	918
EUR	8,818	USD	10,000	CIT	08/18/16	—	199
EUR	516,397	USD	589,727	CIT	08/18/16	—	15,754
EUR	25,775	USD	29,158	HSB	08/18/16	—	509
EUR	355,902	USD	406,428	HSB	08/18/16	—	10,844
GBP	51,309	USD	74,263	CIT	08/18/16	—	5,931
JPY	1,040,364	USD	10,000	CIT	08/18/16	88	—
JPY	5,908,112	USD	58,000	CIT	08/18/16	—	710
JPY	5,918,378	USD	58,000	CIT	08/18/16	—	610
JPY	50,721,172	USD	465,477	CIT	08/18/16	26,359	—
JPY	58,368,294	USD	535,690	HSB	08/18/16	30,298	—
KRW	68,048,790	USD	58,286	CIT	09/21/16	746	—
MXN	260,052	USD	14,176	HSB	08/18/16	—	12
MYR	53,945	USD	13,458	HSB	08/03/16	—	103
NOK	1,041,590	USD	124,666	HSB	08/18/16	—	214
NZD	13,037	USD	8,873	CAN	08/18/16	414	—
SEK	276,706	USD	33,888	CIT	08/18/16	—	1,121
SEK	640,631	USD	78,555	HSB	08/18/16	—	2,693
USD	134,416	AUD	135,871	CAN	08/18/16	—	1,455
USD	333,620	NZD	349,190	CAN	08/18/16	—	15,571
USD	5,000	SEK	4,885	CIT	08/18/16	115	—
USD	6,000	CAD	5,946	CIT	08/18/16	54	—
USD	9,202	MXN	9,159	CIT	08/18/16	43	—
USD	14,000	GBP	13,104	CIT	08/18/16	896	—
USD	22,014	NZD	23,027	CIT	08/18/16	—	1,013
USD	38,000	GBP	35,875	CIT	08/18/16	2,125	—
USD	38,942	CAD	38,722	CIT	08/18/16	220	—
USD	52,801	AUD	53,389	CIT	08/18/16	—	588
USD	53,000	GBP	52,489	CIT	08/18/16	511	—
USD	57,000	JPY	58,588	CIT	08/18/16	—	1,588
USD	60,000	GBP	58,197	CIT	08/18/16	1,803	—
USD	70,000	EUR	68,972	CIT	08/18/16	1,028	—
USD	104,112	GBP	95,797	CIT	08/18/16	8,315	—
USD	56,597	CLP	58,132	CIT	09/21/16	—	1,535
USD	12,990	CAD	12,918	HSB	08/18/16	72	—
USD	22,000	NZD	22,489	HSB	08/18/16	—	489
USD	35,000	SEK	35,503	HSB	08/18/16	—	503

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Lazard Global Fixed Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	58,000	EUR	58,642	HSB	08/18/16	$—	$642
USD	160,103	MXN	159,325	HSB	08/18/16	778	—
USD	173,150	PLN	170,345	HSB	08/18/16	2,805	—
USD	351,161	NOK	341,154	HSB	08/18/16	10,007	—
USD	108,155	PHP	106,373	HSB	09/21/16	1,782	—
USD	53,000	RON	51,338	HSB	10/31/16	1,662	—
USD	47,803	MXN	47,583	JPM	08/18/16	220	—
USD	105,124	HUF	102,152	JPM	08/18/16	2,973	—
USD	248,078	CAD	246,692	RBC	08/18/16	1,385	—
USD	136,399	SGD	138,398	SCB	08/18/16	—	1,999
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$95,279	$66,905

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2016 (unaudited)

(a)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2016, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

US Corporate Income	37.0%
US Short Duration Fixed Income	1.2

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Corporate Income	$264,503,433	$4,825,606	$3,900,524	$925,082
US Short Duration Fixed Income	103,567,331	335,889	217,696	118,193
Global Fixed Income	5,455,014	103,849	215,858	(112,009)

(c)	Variable and floating rate securities are securities which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2016.

(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Currency Abbreviations:

AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	RON	—	New Romanian Leu
HUF	—	Hungarian Forint	SEK	—	Swedish Krona
INR	—	Indian Rupee	SGD	—	Singapore Dollar
JPY	—	Japanese Yen	USD	—	United States Dollar

Counterparty Abbreviations:

CAN	—	Canadian Imperial Bank of Commerce	JPM	—	JPMorgan Chase Bank NA
CIT	—	Citibank NA	RBC	—	Royal Bank of Canada
HSB	—	HSBC Bank USA NA	SCB	—	Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry*	Lazard Global Fixed Income Portfolio

Aerospace & Defense	1.4%
Automobiles	2.9
Banks	6.5
Beverages	2.2
Capital Markets	2.7
Containers & Packaging	0.4
Diversified Telecommunication Services	2.9
Electric Utilities	1.3
Food Products	1.4
Health Care Providers & Services	1.8
Independent Power & Renewable Electricity Producers	0.6
Industrial Conglomerates	1.2
Internet Software & Services	0.5
Machinery	1.8
Media	0.7
Metals & Mining	2.0
Oil, Gas & Consumable Fuels	2.8
Road & Rail	1.1
Specialty Retail	1.1
Technology Hardware, Storage & Peripherals	1.8
Trading Companies & Distributors	0.9
Transportation Infrastructure	1.3
Subtotal	39.3
Foreign Government Obligations	42.7
Supranationals	5.2
US Municipal Bonds	4.3
US Treasury Securities	3.7
Short-Term Investment	3.7
Total Investments	98.9%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

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Semi-Annual Report  27

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2016	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at fair value	$265,428,515	$103,685,524	$5,343,005
Foreign currency, at fair value	—	—	10
Receivables for:
Dividends and interest	3,713,768	701,681	56,827
Capital stock sold	180,800	703,710	—
Amount due from Investment Manager (Note 3)	—	—	14,398
Gross unrealized appreciation on forward currency contracts	—	—	95,279
Prepaid expenses	2,635	13,156	6,854
Total assets	269,325,718	105,104,071	5,516,373

LIABILITIES
Payables for:
Management fees	89,333	12,082	—
Accrued professional services	25,715	22,311	23,702
Accrued custodian fees	13,541	9,857	8,715
Accrued distribution fees	1,275	14	12
Investments purchased	3,992,358	966,502	—
Capital stock redeemed	119,393	168,989	6,078
Dividends	41,835	7,820	—
Gross unrealized depreciation on forward currency contracts	—	—	66,905
Other accrued expenses and payables	17,979	13,923	7,525
Total liabilities	4,301,429	1,201,498	112,937
Net assets	$265,024,289	$103,902,573	$5,403,436

NET ASSETS
Paid in capital	$273,573,596	$104,271,550	$5,594,454
Undistributed (distributions in excess of) net investment income (loss)	(28,302)	(112,388)	(75,332)
Accumulated net realized gain (loss)	(9,446,087)	(374,782)	(31,572)
Net unrealized appreciation (depreciation) on:
Investments	925,082	118,193	(112,009)
Foreign currency translations and forward currency contracts	—	—	27,895
Net assets	$265,024,289	$103,902,573	$5,403,436

Institutional Shares
Net assets	$259,490,358	$103,851,947	$5,345,609
Shares of capital stock outstanding*	54,215,626	10,464,546	580,459
Net asset value, offering and redemption price per share	$4.79	$9.92	$9.21

Open Shares
Net assets	$5,533,931	$50,626	$57,827
Shares of capital stock outstanding*	1,150,407	5,094	6,277
Net asset value, offering and redemption price per share	$4.81	$9.94	$9.21

Cost of investments in securities	$264,503,433	$103,567,331	$5,455,014
Cost of foreign currency	$—	$—	$10

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2016	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

Investment Income (loss)

Income
Interest*	$6,700,953	$845,389	$79,050

Expenses
Management fees (Note 3)	674,680	124,860	13,697
Administration fees	49,466	34,921	25,506
Custodian fees	42,079	27,965	29,902
Professional services	24,245	19,611	20,248
Registration fees	17,427	22,399	19,913
Shareholders’ services	13,859	12,979	12,719
Directors’ fees and expenses	7,070	4,435	2,596
Distribution fees (Open Shares)	6,589	44	72
Shareholders’ reports	3,534	2,110	1,695
Other†	6,210	4,299	2,784
Total gross expenses	845,159	253,623	129,132
Management fees waived and expenses reimbursed	(162,572)	(53,795)	(99,124)
Administration fees waived	—	—	(9,375)
Total net expenses	682,587	199,828	20,633
Net investment income (loss)	6,018,366	645,561	58,417

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(3,660,562)	(254,361)	(85,350)
Foreign currency transactions and forward currency contracts	—	—	84,605
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(3,660,562)	(254,361)	(745)
Net change in unrealized appreciation (depreciation) on:
Investments	11,098,609	634,643	264,114
Foreign currency translations and forward currency contracts	—	—	13,207
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	11,098,609	634,643	277,321
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	7,438,047	380,282	276,576
Net increase (decrease) in net assets resulting from operations	$13,456,413	$1,025,843	$334,993
* Net of foreign withholding taxes of	$—	$—	$15
† Includes interest on line of credit of	$—	$—	$156

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$6,018,366	$11,177,779
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(3,660,562)	(2,509,607)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	11,098,609	(11,499,834)
Net increase (decrease) in net assets resulting from operations	13,456,413	(2,831,662)

Distributions to shareholders
From net investment income
Institutional Shares	(5,898,832)	(11,082,202)
Open Shares	(119,535)	(92,905)
Return of capital
Institutional Shares	—	(2,650)
Open Shares	—	(22)
Net decrease in net assets resulting from distributions	(6,018,367)	(11,177,779)

Capital stock transactions
Net proceeds from sales
Institutional Shares	32,787,500	103,760,701
Open Shares	6,634,930	590,855
Net proceeds from reinvestment of distributions
Institutional Shares	5,682,118	10,752,436
Open Shares	103,734	66,616
Cost of shares redeemed
Institutional Shares	(29,984,153)	(42,854,354)
Open Shares	(3,317,427)	(398,515)
Net increase (decrease) in net assets from capital stock transactions	11,906,702	71,917,739

Redemption fees (Note 2(g))
Institutional Shares	17	714
Open Shares	2	299
Net increase in net assets from redemption fees	19	1,013
Total increase (decrease) in net assets	19,344,767	57,909,311
Net assets at beginning of period	245,679,522	187,770,211
Net assets at end of period*	$265,024,289	$245,679,522
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(28,302)	$(28,301)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	52,508,225	37,885,592
Shares sold	6,939,085	21,150,137
Shares issued to shareholders from reinvestment of distributions	1,204,542	2,213,078
Shares redeemed	(6,436,226)	(8,740,582)
Net increase (decrease)	1,707,401	14,622,633
Shares outstanding at end of period	54,215,626	52,508,225

Open Shares
Shares outstanding at beginning of period	421,909	367,106
Shares sold	1,401,244	122,785
Shares issued to shareholders from reinvestment of distributions	21,718	13,627
Shares redeemed	(694,464)	(81,609)
Net increase (decrease)	728,498	54,803
Shares outstanding at end of period	1,150,407	421,909

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Lazard US Short Duration Fixed Income Portfolio		Lazard Global Fixed Income Portfolio
Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

$645,561	$1,174,056	$58,417	$128,031
(254,361)	(507,922)	(745)	(240,152)

634,643	(676,638)	277,321	(148,224)
1,025,843	(10,504)	334,993	(260,345)

(645,388)	(664,052)	(57,883)	—
(173)	(188)	(534)	—

—	(508,960)	—	(126,858)
—	(144)	—	(1,173)
(645,561)	(1,173,344)	(58,417)	(128,031)

16,120,679	25,424,572	867,608	1,251,885
28,710	87	897	2,586

590,054	1,003,241	57,883	127,008
173	528	535	1,013

(16,388,738)	(36,799,462)	(1,648,212)	(1,696,122)
(5,033)	(10,092)	(3,011)	—
345,845	(10,381,126)	(724,300)	(313,630)

—	2	—	2
—	1	—	—
—	3	—	2
726,127	(11,564,971)	(447,724)	(702,004)
103,176,446	114,741,417	5,851,160	6,553,164
$103,902,573	$103,176,446	$5,403,436	$5,851,160
$(112,388)	$(112,388)	$(75,332)	$(75,332)

10,433,735	11,477,378	663,320	698,777
1,628,695	2,549,311	94,593	137,334
59,643	100,774	6,407	14,136
(1,657,527)	(3,693,728)	(183,861)	(186,927)
30,811	(1,043,643)	(82,861)	(35,457)
10,464,546	10,433,735	580,459	663,320

2,688	3,637	6,452	6,051
2,897	9	99	288
17	53	59	113
(508)	(1,011)	(333)	—
2,406	(949)	(175)	401
5,094	2,688	6,277	6,452

Semi-Annual Report  31

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$4.64	$4.91	$5.01	$5.01	$4.78	$4.88
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.24	0.26	0.30	0.33	0.35
Net realized and unrealized gain (loss)	0.15	(0.27)	(0.09)	— (b)	0.23	(0.10)

Total from investment operations	0.26	(0.03)	0.17	0.30	0.56	0.25
Less distributions from:
Net investment income	(0.11)	(0.24)	(0.27)	(0.30)	(0.33)	(0.35)
Return of capital	—	— (b)	—	—	—	—

Total distributions	(0.11)	(0.24)	(0.27)	(0.30)	(0.33)	(0.35)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$4.79	$4.64	$4.91	$5.01	$5.01	$4.78

Total Return (c)	5.77%	–0.71%	3.31%	6.17%	12.02%	5.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$259,490	$243,712	$185,959	$175,154	$182,749	$151,278
Ratios to average net assets (d):
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.68%	0.69%	0.71%	0.73%	0.71%	0.73%
Net investment income (loss)	4.91%	4.94%	5.28%	6.00%	6.67%	7.13%
Portfolio turnover rate	6%	17%	28%	22%	26%	27%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$4.66	$4.93	$5.03	$5.04	$4.80	$4.90
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.23	0.25	0.29	0.32	0.33
Net realized and unrealized gain (loss)	0.15	(0.27)	(0.10)	(0.01)	0.24	(0.10)

Total from investment operations	0.26	(0.04)	0.15	0.28	0.56	0.23
Less distributions from:
Net investment income	(0.11)	(0.23)	(0.25)	(0.29)	(0.32)	(0.33)
Return of capital	—	— (b)	—	—	—	—

Total distributions	(0.11)	(0.23)	(0.25)	(0.29)	(0.32)	(0.33)

Redemption fees	— (b)	— (b)	—	—	— (b)	— (b)

Net asset value, end of period	$4.81	$4.66	$4.93	$5.03	$5.04	$4.80

Total Return (c)	5.60%	–0.98%	3.01%	5.64%	11.89%	4.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,534	$1,968	$1,811	$2,620	$4,249	$11,602
Ratios to average net assets (d):
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.17%	1.69%	1.55%	1.41%	1.24%	1.08%
Net investment income (loss)	4.54%	4.65%	5.00%	5.69%	6.37%	6.72%
Portfolio turnover rate	6%	17%	28%	22%	26%	27%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				2/28/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$9.89	$9.99	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.10	0.09	0.11	0.14	0.17
Net realized and unrealized gain (loss)	0.03	(0.09)	(0.04)	(0.25)	0.12	0.27

Total from investment operations	0.09	0.01	0.05	(0.14)	0.26	0.44
Less distributions from:
Net investment income	(0.06)	(0.06)	(0.05)	(0.11)	(0.14)	(0.17)
Net realized gains	—	—	—	(0.03)	(0.04)	(0.04)
Return of capital	—	(0.05)	(0.04)	—	—	—

Total distributions	(0.06)	(0.11)	(0.09)	(0.14)	(0.18)	(0.21)

Redemption fees	—	— (b)	—	— (b)	— (b)	— (b)

Net asset value, end of period	$9.92	$9.89	$9.99	$10.03	$10.31	$10.23

Total Return (c)	0.95%	0.05%	0.49%	–1.39%	2.54%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,852	$103,150	$114,705	$68,086	$19,726	$11,594
Ratios to average net assets (d):
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.50%	0.48%	0.52%	0.90%	1.41%	3.09%
Net investment income (loss)	1.29%	1.05%	0.87%	1.06%	1.34%	1.97%
Portfolio turnover rate	111%	57%	46%	161%	77%	60%

	Six Months					For the Period
Selected data for a share of capital	Ended	Year Ended				2/28/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$9.90	$10.01	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.17	0.06	0.06	0.14	0.14
Net realized and unrealized gain (loss)	0.04	(0.09)	(0.02)	(0.23)	0.09	0.28

Total from investment operations	0.09	0.08	0.04	(0.17)	0.23	0.42
Less distributions from:
Net investment income	(0.05)	(0.14)	(0.02)	(0.08)	(0.11)	(0.15)
Net realized gains	—	—	—	(0.03)	(0.04)	(0.04)
Return of capital	—	(0.05)	(0.04)	—	—	—

Total distributions	(0.05)	(0.19)	(0.06)	(0.11)	(0.15)	(0.19)

Redemption fees	—	— (b)	—	—	—	—

Net asset value, end of period	$9.94	$9.90	$10.01	$10.03	$10.31	$10.23

Total Return (c)	0.90%	0.77%	0.38%	–1.70%	2.24%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51	$27	$36	$328	$4	$103
Ratios to average net assets (d):
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	36.85%	42.51%	17.62%	8.10%	38.11%	18.49%
Net investment income (loss)	1.00%	1.68%	0.60%	0.65%	1.32%	1.69%
Portfolio turnover rate	111%	57%	46%	161%	77%	60%

*	The Portfolio commenced operations on February 28, 2011.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

LAZARD GLOBAL FIXED INCOME PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			3/30/12* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$8.74	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.19	0.22	0.23	0.17
Net realized and unrealized gain (loss)	0.47	(0.56)	(0.21)	(0.65)	0.16

Total from investment operations	0.57	(0.37)	0.01	(0.42)	0.33
Less distributions from:
Net investment income	(0.10)	—	(0.17)	—	(0.07)
Net realized gains	—	—	—	(0.01)	—
Return of capital	—	(0.19)	(0.05)	(0.22)	(0.10)

Total distributions	(0.10)	(0.19)	(0.22)	(0.23)	(0.17)

Redemption fees	—	— (b)	—	— (b)	—

Net asset value, end of period	$9.21	$8.74	$9.30	$9.51	$10.16

Total Return (c)	6.50%	–4.03%	0.08%	–4.13%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,346	$5,795	$6,497	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.75%	0.76%	0.80%	0.80%	0.80%
Gross expenses	4.48%	4.26%	4.12%	4.94%	8.81%
Net investment income (loss)	2.14%	2.08%	2.28%	2.38%	2.24%
Portfolio turnover rate	30%	60%	78%	66%	47%

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			3/30/12* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$8.74	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.16	0.19	0.20	0.15
Net realized and unrealized gain (loss)	0.47	(0.56)	(0.21)	(0.65)	0.16

Total from investment operations	0.55	(0.40)	(0.02)	(0.45)	0.31
Less distributions from:
Net investment income	(0.08)	—	(0.14)	—	(0.06)
Net realized gains	—	—	—	(0.01)	—
Return of capital	—	(0.16)	(0.05)	(0.19)	(0.09)

Total distributions	(0.08)	(0.16)	(0.19)	(0.20)	(0.15)

Redemption fees	—	—	— (b)	—	—

Net asset value, end of period	$9.21	$8.74	$9.30	$9.51	$10.16

Total Return (c)	6.35%	–4.31%	–0.22%	–4.41%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$58	$56	$56	$56	$55
Ratios to average net assets (d):
Net expenses	1.05%	1.06%	1.10%	1.10%	1.10%
Gross expenses	26.28%	27.72%	20.84%	28.86%	26.46%
Net investment income (loss)	1.84%	1.80%	2.01%	2.09%	2.02%
Portfolio turnover rate	30%	60%	78%	66%	47%

*	The Portfolio commenced operations on March 30, 2012.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2016 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio (commenced investment operations on May 27, 2016), Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2016, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares. Emerging Markets Debt Portfolio began issuing R6 Shares on July 28, 2016.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial

Semi-Annual Report  35

institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

36  Semi-Annual Report

During the period ended June 30, 2016, only the Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2015, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Amount	Expiring Year

US Corporate Income	$3,275,918	2017

Portfolio	Short-Term*	Long-Term*

US Corporate Income	$915,648	$1,593,959
US Short Duration Fixed Income	112,176	—
Global Fixed Income	22,707	5,839

*	Non-expiring

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Short Duration Fixed Income	$—	$70,090
Global Fixed Income	—	30,573

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed income transactions, wash sales and paydown gain/loss. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Redemption Fee—The Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net

Semi-Annual Report  37

Assets. The redemption fee will not apply to transactions in Portfolio shares on or after August 15, 2016.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the New York Stock Exchange (“NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2017 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares
US Corporate Income	0.55%	0.85%
US Short Duration Fixed Income	0.40	0.70
Global Fixed Income	0.75	1.05

During the period ended June 30, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Corporate Income	$154,153	$—	$8,419	$—
US Short Duration Fixed Income	47,471	—	44	6,280
Global Fixed Income	13,552	78,367	145	7,060

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2016, State Street waived $9,375 of its fee for the Global Fixed Income Portfolio.

38  Semi-Annual Report

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2016 were as follows:

Portfolio	Purchases	Sales

US Corporate Income	$31,499,006	$14,243,567
US Short Duration Fixed Income	25,325,947	34,289,307
Global Fixed Income	1,527,916	1,954,063

	US Government and Treasury Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$95,894,103	$67,381,060
Global Fixed Income	76,605	140,269

For the period ended June 30, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the

Semi-Annual Report   39

period ended June 30, 2016, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Global Fixed Income	$249,778	$700,000	1.44%	18

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2016 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—The Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolios may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than their higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpre-

40  Semi-Annual Report

dictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolios may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolios may not fully benefit from any increase in the value of their portfolio holdings as a result of declining interest rates).

(c) Mortgage-Related and Asset-Backed Securities Risk—US Short Duration Fixed Income Portfolio invests in mortgage-related and asset-backed securities. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrange-

ments is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  41

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2016:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

US Corporate Income Portfolio
Corporate Bonds*	$—	$253,590,523	$—	$253,590,523
Short-Term Investment	11,837,992	—	—	11,837,992
Total	$11,837,992	$253,590,523	$—	$265,428,515
US Short Duration Fixed Income Portfolio
Asset-Backed Securities*	$—	$12,224,699	$—	$12,224,699
Corporate Bonds*	—	27,191,267	—	27,191,267
Municipal Bonds	—	1,922,656	—	1,922,656
US Government Securities	—	26,874,339	—	26,874,339
US Treasury Securities	—	33,955,612	—	33,955,612
Short-Term Investment	1,516,951	—	—	1,516,951
Total	$1,516,951	$102,168,573	$—	$103,685,524
Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,960,812	$—	$1,960,812
Foreign Government Obligations*	—	2,307,771	—	2,307,771
Quasi Government Bonds*	—	160,684	—	160,684
Supranationals	—	283,818	—	283,818
US Municipal Bonds	—	233,377	—	233,377
US Treasury Securities	—	198,367	—	198,367
Short-Term Investment	198,176	—	—	198,176
Other Financial Instruments**
Forward Currency Contracts	—	95,279	—	95,279
Total	$198,176	$5,240,108	$—	$5,438,284
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(66,905)	$—	$(66,905)

*	Please refer to Portfolios of Investments (page 13 through 24) and Notes to Portfolios of Investments (page 26) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivatives was as follows:

Forward currency contracts	$5,500,000

42  Semi-Annual Report

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$95,279
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$66,905

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$87,788
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$12,672

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2016.

As of June 30, 2016, Global Fixed Income Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2016:

Global Fixed Income Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$95,279	$ —	$95,279

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amounts

Canadian Imperial Bank of Commerce	$495	$(495)	$—	$—
Citibank NA	42,303	(30,137)	—	12,166
HSBC Bank USA NA	47,903	(17,537)	—	30,366
JPMorgan Chase Bank NA	3,193	—	—	3,193
Royal Bank of Canada	1,385	(206)	—	1,179
Total	$95,279	$(48,375)	$—	$46,904

Semi-Annual Report  43

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$66,905	$ —	$66,905

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged	Net Amounts

Canadian Imperial Bank of Commerce	$17,026	$(495)	$—	$16,531
Citibank NA	30,137	(30,137)	—	—
HSBC Bank USA NA	17,537	(17,537)	—	—
Royal Bank of Canada	206	(206)	—	—
Standard Chartered Bank	1,999	—	—	1,999
Total	$66,905	$(48,375)	$—	$18,530

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed, there were no subsequent events that required adjustment or disclosure.

44  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3):
Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)
Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
Resource Americas, Inc., a real estate asset management company, Director (2016 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report  45

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Interested Directors(4):
Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)
Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

46  Semi-Annual Report

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager
Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager
Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager
Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)
Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)
Associate at Clifford Chance US LLP (2006 – July 2011)
Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  47

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $28 billion (as of April 30, 2016) of the approximately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information
The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of all Portfolios.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios for each Port-

48  Semi-Annual Report

folio. They noted the methodology and assumptions used by Strategic Insight. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements, and that the Investment Manager was waiving advisory fees and/or reimbursing expenses, for each Portfolio.

For both share classes of each Portfolio, gross advisory fees were below the median of the relevant Group.

It also was noted that, for both share classes of the Portfolios, expense ratios were below the medians of those of the funds in the relevant Group, except for the Global Fixed Income Portfolio, for which expense ratios were slightly above the medians.

The Directors also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2016 (as applicable).

The Directors noted that, for the US Corporate Income Portfolio, performance was above the Group and Cat-

egory averages for all periods, except that Institutional Shares performance was below the Group average in the ten-year period; the performance of the Global Fixed Income Portfolio was above the Group and Category averages in the one-year period and below the Group and Category averages in the three-year period; and the performance of the US Short Duration Fixed Income Portfolio was generally below average except for the Open Shares performance in the one-year period. Representatives of the Investment Manager discussed with the Directors reasons for the US Short Duration Fixed Income Portfolio’s underperformance. It was noted that the Portfolio’s strategy changed (from investing in US municipal securities) early in the beginning of the three-year period, which would affect performance comparisons for the three- and five-year periods.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

Semi-Annual Report  49

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.

•	The Board generally was satisfied with the performance of the Global Fixed Income and US Corporate Income Portfolios. For the US Short Duration Income Portfolio, the Board considered that performance was consistent with the investment approach employed for the Portfolio.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

50  Semi-Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS026

Lazard Funds Semi-Annual Report

June 30, 2016

Real Asset Funds

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

• State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

11	Information About Your Portfolio’s Expenses

13	Portfolio Holdings Presented by Sector

14	Portfolios of Investments

14	Lazard US Realty Income Portfolio

15	Lazard US Realty Equity Portfolio

16	Lazard Global Realty Equity Portfolio

18	Lazard Global Listed Infrastructure Portfolio

20	Notes to Portfolios of Investments

22	Statements of Assets and Liabilities

24	Statements of Operations

26	Statements of Changes in Net Assets

28	Financial Highlights

32	Notes to Financial Statements

42	Board of Directors and Officers Information

45	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In the first half of 2016, global equity markets stood firm despite significant bouts of volatility. Concerns about the Chinese economy, commodity price declines, and a series of disappointing earnings announcements pressured equity markets in the early months of 2016. However, they rallied in the latter half of the first quarter and into the second as the US Federal Reserve lowered its forecast for 2016 interest rate increases. Although global equity markets fell again in late-June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union, certain regions rebounded by the end of the period. In addition, signs of some stability in commodity prices helped emerging markets assets during the period.

Volatility also played a role in global bond markets as investors traded largely on risk assessment of macro events. In Europe, the 10-year German bund yield fell below zero for the first time, following Swiss and Japanese 10-year government bonds, which have been in negative territory for some time. The surprising outcome of the UK referendum triggered another rally in safe haven assets, pushing some government bond yields even further into negative territory. The low yield, but still positive, environment continued in the United States.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities, and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Real Estate Securities

Global property stocks, as represented by the FTSE EPRA/NAREIT Global Real Estate® Index, gained 8.35% in the first half of 2016. The period was marked by meaningful performance differences among regions due to varying outlooks for economic growth, interest rates, and real estate fundamentals. Developed markets outperformed emerging markets in the period, due to the strength in US-listed property stocks. Among major countries, property companies in the US, Canada, and Australia were leading performers, while property companies in the UK, China, and Netherlands were the worst relative performers.

Amid a global backdrop of mixed economic growth, persistently low interest rates, capital markets volatility, and region-specific geopolitical risks, we are selectively positive on global real estate equities in 2016. The political and economic uncertainty created by the affirmative vote in the UK to leave the European Union (the so-called “Brexit”) led to a flow of capital into safe haven assets backed by stable developed-market currencies at the end of the period. We see real estate investment trusts (REITs) in the US and Japan as near-term beneficiaries of the capital markets volatility created by Brexit. We believe volatility in the capital markets in the first half of this year has decreased the probability of an interest rate hike by the US Federal Reserve. We believe this is a net positive for income-focused securities in general, and global REITs in particular.

On a country basis, we remain most positive and overweight in Japan, where we see positive earnings growth in property companies and a positive macro benefit from the Bank of Japan’s policy. Furthermore, we see strong upside in the accommodation sector associated with strong tourism growth in the region.

We expect to continue to increase the Portfolios’ exposure to the US based on our belief that the country offers a scenario of attractive company valuations supported by healthy underlying real estate fundamentals, an improving economic outlook, and a strong bid for real estate in the private markets. While we expect limited new supply and modestly rising interest rates, we expect continually improving user demand to drive favorable levels of rental, earnings, and dividend growth in the region.

We are cautious about Canada and Australia, due to the effect of declining commodity prices on their economies and its associated impact on earnings. We are also concerned about stretched valuations for property companies.

Due to supply constraints and compelling valuations, we were overweight in Hong Kong at the end of the period. However, we remain wary of the potential geopolitical risks and a slowdown in Chinese consumer spending. We are underweight in China because we believe that the elevated levels of supply across a majority of the sub markets warrants a significant level of valuation correction in that part of the world.

Our view of emerging markets is “opportunistically” positive for 2016. We maintained overweight positions across the Philippines, Brazil, Mexico, and the United Arab Emirates at the end of the period. While a sustained decline in commodity prices impacted the economies of all four countries, our bottom-up analysis of the regions’ property companies reveals stocks that we have invested in to be trading at compelling long-term discounted valuations. We maintained a large overweight to the Philippines at the end of the period, where a stable political environment offers both strong macro fundamentals and property company growth potential.

Finally, we were underweight Europe at the end of the period, but maintained selective overweight positions in London-centric UK property companies. We believe that the Brexit vote is the first step of a multi-year exit process. With the vote paving the way for new economic and political agreements between the UK and its trading partners, this might prove to be more favorable to the UK and allow London to maintain its status as a global capital center, and an attractive destination for travel, commerce, and investment needs for businesses and individuals across the world. We continue to monitor the local real estate and capital markets for high quality London-centric REITs trading at meaningful discounts to private market valuations and replacement cost.

Semi-Annual Report  3

Global Listed Infrastructure

The first quarter was highly volatile as central banks remained at the center stage. Commodity prices were a major part of the first quarter story as gold rose over 16% during the first three months of the year, its largest quarterly gain in nearly three decades. Oil prices, which had sold off more than 30% from the end of 2015 through early February 2016, rallied back to above year-end 2015 levels, relieving some concerns over a systemic credit issue within the sector. The second quarter saw a move that wrong-footed financial markets across the globe, when the UK voted to leave the European Union after 43 years of membership. The Bank of England and the European Central Bank issued statements expressing their commitment to take all necessary steps to meet their responsibilities for monetary and financial stability following the referendum result. In the US, the Federal Reserve left rates on hold.

Lazard US Realty Income Portfolio

For the six months ended June 30, 2016, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of 7.32%, while Open Shares posted a total return of 7.04%, as compared with the 10.31% blended index return for the 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the “Hybrid Index”).

REIT common stocks outperformed REIT preferred stocks in the first half of 2016, with the Portfolio’s 77% allocation to common stocks versus its 21% allocation to preferred stocks helping relative performance. In contrast, stock selection detracted from relative performance.

Among the Portfolio’s top contributors, Communications Sales & Leasing, a technology REIT, outperformed after the company reported strong earnings and closed on accretive acquisitions during the period. Medical Properties, a healthcare REIT, gained after the company executed a major portfolio sale and used the proceeds to de-lever its balance sheet. STAG Industrial, a triple net lease industrial REIT, benefited from the relative outperformance of triple net lease REITs amid expectations of a “lower for longer” interest rate environment.

Among the Portfolio’s top detractors, Colony Capital, a diversified REIT, underperformed, as investors penalized the company for its less-than-transparent transition resulting from a merger/acquisition. NorthStar Realty, a diversified REIT, declined due to negative market sentiment about the company’s corporate structure, despite trading at among the highest discounts to replacement cost/net asset value in our coverage. Ashford Hospitality Trust, a lodging REIT, fell along with the broader hotel sector, as investors became increasingly concerned about the company’s inability to resolve its corporate governance conflicts and reduce balance sheet leverage.

Lazard US Realty Equity Portfolio

For the six months ended June 30, 2016, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 8.98%, while Open Shares posted a total return of 8.84%, as compared with the 13.68% return for the FTSE NAREIT All Equity REITs Index.

Both investment allocation among property types and stock selection detracted from relative performance. Among the Portfolio’s top contributors, American Homes 4 Rent, a US housing REIT, outperformed on the back of national home price appreciation and an improved earnings outlook for the remainder of this year. Rexford, an industrial REIT, gained on the strength of a surging Southern California economy and robust industrial fundamentals. Equinix, a technology REIT, advanced as the company closed on new acquisitions that led to an upward revision in earnings growth across its portfolio of network-dense data centers.

Among the Portfolio’s top detractors, CBRE Group, a commercial real estate broker, underperformed after the company reported a slowdown in transactions across the domestic and international markets in its portfolio. Realogy, a residential real estate broker, fell after the company reported a slowdown in housing transactions across the major markets in its portfolio. Essex, an apartment REIT, declined along with the apartment sector after the company’s largest peer reduced its revenue growth outlook on the back of slower growth expectations in its core markets.

4  Semi-Annual Report

Lazard Global Realty Equity Portfolio

For the six months ended June 30, 2016, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of 8.10%, while Open Shares posted a total return of 7.90%, as compared with the 8.35% return for the FTSE EPRA/NAREIT Global® Index.

Both investment allocation among countries and stock selection detracted from relative performance. Among the Portfolio’s top contributors, Multiplan, a Brazilian shopping center REIT, outperformed as the fundamentals for the Brazilian property markets recovered due to an improving fiscal and political outlook for the region. Boardwalk, a Canadian apartment REIT, gained from an improved outlook for its Alberta-focused portfolio due to a recovery in the price of oil. Kenedix Retail, a Japanese retail REIT, advanced due to an improved earnings outlook and the Bank of Japan’s favorable monetary policies.

Among the Portfolio’s top detractors, Great Portland, a UK office REIT, underperformed on increased market concerns around the impact of Brexit on London-centric real estate portfolios. CBRE Group, a US commercial real estate broker, declined as the company reported a slowdown in transactions across the international markets in its portfolio. Essex, a US apartment REIT, fell along with the broader apartment sector, driven by its largest peer reducing its revenue growth outlook on the back of slower growth expectations in its core markets.

Lazard Global Listed Infrastructure Portfolio

For the six months ended June 30, 2016, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 3.38%, while Open Shares posted a total return of 3.16%, as compared with the 12.22% return for the Custom Infrastructure Index (USD Hedged)1 and 0.66% return for the MSCI World® Index.

The Portfolio is passively hedged to the US dollar using forward currency contracts in an effort to minimize the impact of currency movements of a stock against the investor’s local currency. Stock contributors are ranked on the basis of performance contribution in local currency terms.

Snam, an Italian gas company, performed well in the first half of the year. The company was helped by a better-than-expected regulatory outcome. Snam has now enjoyed two years of regulatory visibility. In March, the board of Snam announced a feasibility study on a possible industrial and corporate re-organization designed to separate its subsidiary Italgas. Snam traded on a 4.8% dividend yield, as of June 30, 2016.

The three US freight railroads (Union Pacific, Norfolk Southern, and CSX) held in the Portfolio all contributed to performance for the period. Union Pacific was the top contributor of the three. Positive performance contributions were largely driven by the companies’ first-quarter results, in which all of the railroads demonstrated their ability to generate significant productivity gains and cost reductions in the face of volume declines and volume mix headwinds.

French company Vinci continued its strong start to the year, as the company reported continued improvement in traffic through its motorways and airports. Over the first quarter of 2016, French motorway traffic increased 7.2%. Furthermore, the Portuguese airports experienced over 13% growth in passenger numbers.

Satellite stocks Eutelsat and SES (France- and Luxembourg-based companies, respectively) were the two key detractors from performance during the period. The reasons for the fall in Eutelsat were twofold. The first reason was the loss of a Russian pay-TV client over Europe. The second reason was due to a softening of forecasted demand for telecommunication data backhaul capacity in Latin America. We viewed this downgrade as a timing issue rather than a permanent destruction of capital. Eutelsat still has 43 satellites and the downgrade relates to only 3% of the company’s business. We remain very comfortable with our decision to increase our position in Eutelsat over the past two months.

The decline in the share price of SES could also be attributed to two reasons. First, an overreaction to rival satellite operator Eutelsat’s cut in its outlook, which the market interpreted as an industry-wide growth slowdown in satellite services. Second, while the market was digesting the news relating to Eutelsat, SES announced in May that it had moved to

Semi-Annual Report  5

acquire 100% of its minority-owned subsidiary O3b Networks, a High Throughput Satellites operator. To fund this purchase the company announced a large capital raise of € 1 billion. The issue price of the placement was a 15% discount to the trading price at the time of the announcement and almost a 30% discount to the average trading price only a month earlier. We took the opportunity of a lower share price to increase our position in SES.

As of June 30, 2016, we believe both Eutelsat and SES were two of the most attractive long-term investment opportunities held in the Portfolio. Both stocks traded on some of the lowest EBTIDA2 multiples and highest free cash flow yields in their trading histories. Both stocks offered dividend yields of more than 6%.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Custom Infrastructure Index (USD Hedged) is an index created by the Fund’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities Index® (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter.

[2]	Earnings before interest, tax, depreciation, and amortization.

6  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Income Portfolio**	3.40%	10.87%		3.11%	7.01%	10.04%
FTSE NAREIT All Equity REITs Index	23.62%	16.72%		23.62%	12.52%	9.22%
Wells Fargo Hybrid and Preferred Securities REIT Index	10.45%	8.80%		10.45%	8.00%	12.05%
Hybrid Index	17.09%	12.93%		17.09%	10.49%	11.17%
S&P 500 Index	3.99%	16.21%		3.99%	12.10%	8.75%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

Semi-Annual Report  7

Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Equity Portfolio**	18.73%	17.20%		18.47%	11.83%	20.87%
FTSE NAREIT All Equity REITs Index	23.62%	16.75%		23.62%	12.52%	17.10%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

8  Semi-Annual Report

Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, FTSE EPRA/NAREIT Global® Index and FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”)*

Average Annual Total Returns*

Periods Ended June 30, 2016

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
Global Realty Equity Portfolio**	8.71%	12.53%		8.32%	6.33%	15.27%
FTSE EPRA/NAREIT Global Index	9.59%	11.72%		9.59%	6.95%	12.62%
Global Realty Linked Index	9.59%	12.25%		9.59%	6.83%	12.58%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Realty Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the FTSE EPRA/NAREIT Global ex-US® Index for all periods through August 14, 2013 and the FTSE EPRA/NAREIT Global Index for all periods thereafter. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global ex-US Index are free-float adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global ex-US Index excludes those REITs listed or incorporated in the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Semi-Annual Report  9

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, The Custom Infrastructure Index (USD Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2016

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	9.31%	13.04%	12.01%
Open Shares**	9.00%	12.68%	11.65%
The Custom Infrastructure Index (USD Hedged)	11.24%	12.09%	10.13%
MSCI World Index	-2.78%	6.63%	7.72%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Custom Infrastructure Index (USD Hedged) is an index created by the Portfolio’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The FTSE Developed Core Infrastructure 50/50 Index (Hedged) tracks a 50% exposure to the global developed market utilities sector and a 50% exposure to the global developed market infrastructure sector. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

10  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2016 through June 30, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report  11

Portfolio	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 - 6/30/16	Annualized Expense Ratio During Period 1/1/16 - 6/30/16

US Realty Income
Institutional Shares
Actual	$1,000.00	$1,073.20	$5.15	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.89	$5.02	1.00%
Open Shares
Actual	$1,000.00	$1,071.90	$6.70	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%

US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,089.80	$5.46	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.27	1.05%
Open Shares
Actual	$1,000.00	$1,088.40	$6.96	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.72	1.34%

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$1,081.00	$5.17	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.89	$5.02	1.00%
Open Shares
Actual	$1,000.00	$1,079.00	$6.72	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.52	1.30%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,033.00	$4.80	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.14	$4.77	0.95%
Open Shares
Actual	$1,000.00	$1,031.60	$6.11	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.07	1.21%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

12  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2016 (unaudited)

Sector*	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Consumer Discretionary	—%	—%	—%	9.7%
Financials	97.7	97.7	100.0	—
Industrials	—	—	—	54.4
Utilities	—	—	—	31.8
Short-Term Investments	2.3	2.3	—	4.1
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  13

The Lazard Funds, Inc. Portfolios of Investments June 30, 2016 (unaudited)

Description	Shares	Fair Value

Lazard US Realty Income Portfolio

Preferred Stocks | 21.8%

Real Estate Investment Trusts (REITs) | 21.8%
Alexandria Real Estate Equities, Inc., Series D, 7.000%	32,058	$1,094,140
DDR Corp., Series K, 6.250%	22,541	602,746
Digital Realty Trust, Inc., Series G, 5.875%	36,325	937,912
General Growth Properties, Inc., Series A, 6.375%	40,365	1,080,571
Kilroy Realty Corp., Series H, 6.375%	17,700	456,660
Kimco Realty Corp., Series J, 5.500%	58,500	1,511,055
National Retail Properties, Inc., Series E, 5.700%	19,200	512,640
Pebblebrook Hotel Trust, Series C, 6.500%	73,386	1,880,149
PS Business Parks, Inc., Series U, 5.750%	45,223	1,165,397
Taubman Centers, Inc., Series K, 6.250%	26,467	689,465
VEREIT, Inc., Series F, 6.700%	56,901	1,473,736
Vornado Realty Trust, Series K, 5.700%	15,906	414,192

Total Preferred Stocks (Cost $10,568,110)		11,818,663

Real Estate Investment Trusts | 75.1%
Blackstone Mortgage Trust, Inc., Class A	80,273	2,221,154
Chesapeake Lodging Trust	56,540	1,314,555
Colony Capital, Inc., Class A	187,135	2,872,522
Columbia Property Trust, Inc.	68,247	1,460,486
Communications Sales & Leasing, Inc.	109,538	3,165,648
DDR Corp.	14,941	271,030
Description	Shares	Fair Value

Education Realty Trust, Inc.	12,346	$569,644
EPR Properties	7,549	609,053
Essex Property Trust, Inc.	5,043	1,150,258
Farmland Partners, Inc.	155,500	1,760,260
HCP, Inc.	20,654	730,739
LaSalle Hotel Properties	24,100	568,278
Medical Properties Trust, Inc.	77,329	1,176,174
MGM Growth Properties LLC, Class A	85,202	2,273,189
National Storage Affiliates Trust	111,716	2,325,927
NorthStar Realty Finance Corp.	70,013	800,249
Pebblebrook Hotel Trust	29,840	783,300
Pennsylvania Real Estate Investment Trust	59,550	1,277,347
Physicians Realty Trust	113,452	2,383,627
Ramco-Gershenson Properties Trust	29,100	570,651
Retail Opportunity Investments Corp.	21,793	472,254
Simon Property Group, Inc.	3,084	668,920
STAG Industrial, Inc.	61,813	1,471,768
Starwood Property Trust, Inc.	121,222	2,511,720
Sun Communities, Inc.	6,500	498,160
The GEO Group, Inc.	62,173	2,125,073
VEREIT, Inc.	163,900	1,661,946
Weyerhaeuser Co.	16,200	482,274
WP Glimcher, Inc.	223,315	2,498,895

Total Real Estate Investment Trusts (Cost $41,924,843)		40,675,101

Short-Term Investment | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $1,229,211)	1,229,211	1,229,211

Total Investments | 99.2% (Cost $53,722,164) (a)		$53,722,975

Cash and Other Assets in Excess of Liabilities | 0.8%		450,322

Net Assets | 100.0%		$54,173,297

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio

Common Stocks | 1.9%

Real Estate Management & Development | 1.9%
CBRE Group, Inc., Class A (b) (Cost $2,103,499)	67,372	$1,784,011

Real Estate Investment Trusts | 95.6%
Acadia Realty Trust	11,515	409,013
Alexandria Real Estate Equities, Inc.	13,117	1,357,872
American Homes 4 Rent, Class A	198,253	4,060,221
American Tower Corp.	66,647	7,571,766
Apartment Investment & Management Co., Class A	42,356	1,870,441
AvalonBay Communities, Inc.	24,522	4,423,524
Boston Properties, Inc.	23,860	3,147,134
Colony Capital, Inc., Class A	77,471	1,189,180
Colony Starwood Homes	28,120	855,410
Digital Realty Trust, Inc.	14,400	1,569,456
Education Realty Trust, Inc.	41,000	1,891,740
Empire State Realty Trust, Inc., Class A	118,281	2,246,156
Equinix, Inc.	12,770	4,951,312
Equity Lifestyle Properties, Inc.	42,957	3,438,708
Essex Property Trust, Inc.	19,716	4,497,022
Extra Space Storage, Inc.	18,680	1,728,647
Federal Realty Investment Trust	8,585	1,421,247
General Growth Properties, Inc.	89,199	2,659,914
Host Hotels & Resorts, Inc.	89,131	1,444,814
Description	Shares	Fair Value

National Storage Affiliates Trust	104,294	$2,171,401
Pebblebrook Hotel Trust	16,307	428,059
Physicians Realty Trust	127,084	2,670,035
Prologis, Inc.	62,884	3,083,831
Public Storage	20,226	5,169,563
Retail Opportunity Investments Corp.	105,293	2,281,699
Rexford Industrial Realty, Inc.	89,692	1,891,604
Simon Property Group, Inc.	41,820	9,070,758
SL Green Realty Corp.	9,725	1,035,421
Sunstone Hotel Investors, Inc.	132,336	1,597,296
Ventas, Inc.	52,223	3,802,879
Welltower, Inc.	37,600	2,863,992
Weyerhaeuser Co.	29,642	882,442

Total Real Estate Investment Trusts (Cost $71,562,041)		87,682,557

Short-Term Investment | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $2,075,375)	2,075,375	2,075,375

Total Investments | 99.8% (Cost $75,740,915) (a)		$91,541,943

Cash and Other Assets in Excess of Liabilities | 0.2%		189,875

Net Assets | 100.0%		$91,731,818

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio

Common Stocks | 24.7%

Brazil | 1.6%
BR Properties SA	12,940	$30,212
Multiplan Empreendimentos Imobiliarios SA	3,200	60,029
		90,241
China | 1.9%
China Overseas Land & Investment, Ltd.	18,000	57,444
China Resources Land, Ltd.	20,000	46,889
		104,333
Germany | 3.6%
Vonovia SE	5,522	201,527

Hong Kong | 5.1%
Cheung Kong Property Holdings, Ltd.	24,500	154,537
China Overseas Property Holdings, Ltd.	6,000	881
Sun Hung Kai Properties, Ltd.	11,000	132,457
		287,875
India | 1.0%
DLF, Ltd.	25,867	58,043

Japan | 5.5%
Hulic Co., Ltd.	13,000	136,298
Mitsui Fudosan Co., Ltd.	7,680	175,319
		311,617
Philippines | 3.4%
Ayala Land, Inc.	94,125	77,847
SM Prime Holdings, Inc.	194,250	113,398
		191,245
Singapore | 0.8%
Frasers Centrepoint, Ltd.	40,400	45,987

United Arab Emirates | 1.0%
Emaar Properties PJSC	33,775	57,420

United States | 0.8%
CBRE Group, Inc., Class A (b)	1,652	43,745

Total Common Stocks (Cost $1,444,907)		1,392,033
Description	Shares	Fair Value

Real Estate Investment Trusts | 76.7%

Australia | 3.1%
Charter Hall Group	11,166	$42,333
Westfield Corp.	16,748	133,437
		175,770
Canada | 2.0%
Boardwalk Real Estate Investment Trust	2,515	112,050

France | 1.2%
Klepierre	864	38,546
Unibail-Rodamco SE	124	32,487
		71,033
Hong Kong | 3.6%
Link Real Estate Investment Trust	29,519	201,943

Italy | 0.7%
Beni Stabili SpA	62,962	39,012

Japan | 8.7%
Activia Properties, Inc.	13	68,607
Invincible Investment Corp.	337	212,245
Kenedix Retail REIT Corp.	57	152,965
Premier Investment Corp.	45	58,984
		492,801
Mexico | 1.3%
Fibra Uno Administracion SA de CV	34,100	72,648

Singapore | 0.5%
CapitaMall Trust	16,300	25,882

United Kingdom | 5.1%
Big Yellow Group PLC	8,101	84,481
Great Portland Estates PLC	12,265	102,763
Land Securities Group PLC	4,454	63,036
Workspace Group PLC	4,244	39,532
		289,812
United States | 50.5%
Alexandria Real Estate Equities, Inc.	425	43,996
American Homes 4 Rent, Class A	7,790	159,539
American Tower Corp.	765	86,911
AvalonBay Communities, Inc.	1,066	192,296

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio (concluded)

Boston Properties, Inc.	790	$104,201
Colony Starwood Homes	1,126	34,253
Digital Realty Trust, Inc.	716	78,037
Education Realty Trust, Inc.	2,126	98,093
Empire State Realty Trust, Inc., Class A	5,010	95,140
Equinix, Inc.	263	101,973
Equity Lifestyle Properties, Inc.	1,376	110,149
Essex Property Trust, Inc.	697	158,979
General Growth Properties, Inc.	2,311	68,914
Host Hotels & Resorts, Inc.	4,856	78,716
National Storage Affiliates Trust	5,248	109,263
NorthStar Realty Europe Corp.	5,600	51,800
Physicians Realty Trust	5,809	122,047
Prologis, Inc.	2,596	127,308
Public Storage	865	221,085
Description	Shares	Fair Value

Retail Opportunity Investments Corp.	5,673	$122,934
Rexford Industrial Realty, Inc.	4,319	91,088
Simon Property Group, Inc.	1,687	365,910
Sunstone Hotel Investors, Inc.	5,630	67,954
Ventas, Inc.	1,246	90,734
Welltower, Inc.	945	71,981
		2,853,301
Total Real Estate Investment Trusts (Cost $3,816,537)		4,334,252

Total Investments | 101.4% (Cost $5,261,444) (a)		$5,726,285

Liabilities in Excess of Cash and Other Assets | (1.4)%		(77,901)

Net Assets | 100.0%		$5,648,384

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 93.8%

Australia | 12.1%
DUET Group	74,394,370	$139,235,677
Macquarie Atlas Roads Group	12,082,072	46,906,337
Spark Infrastructure Group	45,924,701	83,886,436
Transurban Group	10,590,560	94,986,117
		365,014,567
France | 15.3%
Aeroports de Paris	671,968	74,322,250
Eutelsat Communications SA	7,494,565	142,837,616
Vinci SA	3,434,031	244,577,618
		461,737,484
Germany | 3.0%
Fraport AG	1,683,650	89,950,488

Italy | 20.1%
ASTM SpA	834,619	9,075,942
Atlantia SpA	9,588,572	239,152,013
Hera SpA	16,453,551	45,008,196
Snam SpA	24,596,547	147,152,563
Societa Iniziative Autostradali e Servizi SpA	2,166,147	18,669,222
Terna SpA	26,217,533	146,084,982
		605,142,918
Luxembourg | 4.8%
SES SA	6,684,712	144,395,941

Portugal | 0.7%
REN - Redes Energeticas Nacionais SGPS SA	7,266,610	20,544,860
Description	Shares	Fair Value

Spain | 4.7%
Abertis Infraestructuras SA	9,610,391	$141,243,855

United Kingdom | 3.6%
Pennon Group PLC	8,739,311	110,340,517

United States | 29.5%
Ameren Corp.	1,899,600	101,780,568
CSX Corp.	9,654,659	251,793,507
Genesee & Wyoming, Inc., Class A (b)	1,760,000	103,752,000
Norfolk Southern Corp.	1,696,437	144,417,682
PG&E Corp.	2,174,699	139,006,760
SJW Corp.	97,775	3,850,379
Union Pacific Corp.	1,655,000	144,398,750
		888,999,646
Total Common Stocks (Cost $2,803,806,418)		2,827,370,276

Short-Term Investment | 4.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $120,078,165)	120,078,165	120,078,165

Total Investments | 97.8% (Cost $2,923,884,583) (a), (c)		$2,947,448,441

Cash and Other Assets in Excess of Liabilities | 2.2%		65,370,569

Net Assets | 100.0%		$3,012,819,010

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation

USD	16,865,222	GBP	15,301,088	BNP	09/29/16	$1,564,134
USD	48,061,303	AUD	47,416,987	BNP	09/29/16	644,316
USD	306,793,667	EUR	301,991,256	BNP	09/29/16	4,802,411
USD	7,190,595	GBP	6,514,933	CAN	09/29/16	675,662
USD	50,607,130	AUD	49,842,703	CAN	09/29/16	764,427
USD	150,200,796	EUR	147,726,837	CAN	09/29/16	2,473,960
USD	6,590,813	GBP	5,977,322	CIT	09/29/16	613,492
USD	34,091,581	AUD	33,597,096	CIT	09/29/16	494,485
USD	147,424,515	EUR	144,934,822	CIT	09/29/16	2,489,693
USD	7,447,914	GBP	6,757,861	CSF	09/29/16	690,053
USD	53,521,337	AUD	52,786,312	CSF	09/29/16	735,025
USD	76,842,981	EUR	75,555,271	CSF	09/29/16	1,287,710
USD	6,704,973	GBP	6,082,097	HSB	09/29/16	622,876
USD	35,107,565	AUD	34,623,125	HSB	09/29/16	484,440
USD	68,296,433	EUR	67,161,435	HSB	09/29/16	1,134,999
USD	2,834,862	GBP	2,570,932	JPM	09/29/16	263,929
USD	8,809,645	GBP	8,737,314	JPM	09/29/16	72,331
USD	125,560,699	EUR	123,471,316	MEL	09/29/16	2,089,383
USD	48,676,306	AUD	48,004,953	RBC	09/29/16	671,353
USD	231,811,287	EUR	228,042,480	RBC	09/29/16	3,768,807
USD	6,064,032	GBP	6,010,865	SCB	09/29/16	53,166
USD	37,696,411	GBP	34,199,627	SCB	09/29/16	3,496,784
USD	51,857,730	AUD	51,135,376	SCB	09/29/16	722,353
USD	188,097,079	EUR	185,013,640	SCB	09/29/16	3,083,439
USD	16,577,051	GBP	15,031,761	SSB	09/29/16	1,545,290
USD	39,671,946	AUD	39,130,753	SSB	09/29/16	541,194
USD	172,767,657	EUR	169,946,021	SSB	09/29/16	2,821,636
Total gross unrealized appreciation on Forward Currency Contracts						$38,607,348

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2016 (unaudited)

(a)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Realty Income	$53,722,164	$3,590,930	$3,590,119	$811
US Realty Equity	75,740,915	16,619,907	818,879	15,801,028
Global Realty Equity	5,261,444	716,614	251,773	464,841
Global Listed Infrastructure	2,923,884,583	204,367,438	180,803,580	23,563,858

(b)	Non-income producing security.
(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
REIT	—	Real Estate Investment Trust	PJSC	—	Public Joint Stock Company

Currency Abbreviations:
AUD	—	Australian Dollar	GBP	—	British Pound Sterling
EUR	—	Euro	USD	—	United States Dollar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	JPM	—	JPMorgan Chase Bank NA
CAN	—	Canadian Imperial Bank of Commerce	MEL	—	The Bank of New York Mellon Corp.
CIT	—	Citibank NA	RBC	—	Royal Bank of Canada
CSF	—	Credit Suisse International	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	SSB	—	State Street Bank and Trust Co.

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Construction & Engineering	—%	8.1%
Electric Utilities	—	12.2
Gas Utilities	—	4.9
Media	—	9.5
Multi-Utilities	—	10.2
Real Estate Investment Trusts (REITs)	76.7	—
Real Estate Management & Development	24.7	—
Road & Rail	—	21.4
Transportation Infrastructure	—	23.7
Water Utilities	—	3.8
Subtotal	101.4	93.8
Short-Term Investment	—	4.0
Total Investments	101.4%	97.8%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

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Semi-Annual Report  21

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2016	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

ASSETS
Investments in securities, at fair value	$53,722,975	$91,541,943
Cash	—	—
Foreign currency, at fair value	—	—
Receivables for:
Investments sold	1,759,180	1,681,475
Capital stock sold	13,929	61,655
Dividends and interest	559,920	281,421
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	56,056,004	93,566,494

LIABILITIES
Payables for:
Management fees	23,743	56,502
Accrued distribution fees	6,496	13,912
Investments purchased	1,622,792	1,623,231
Capital stock redeemed	162,512	82,863
Line of credit outstanding	—	—
Other accrued expenses and payables	67,164	58,168
Total liabilities	1,882,707	1,834,676
Net assets	$54,173,297	$91,731,818

NET ASSETS
Paid in capital	$71,520,607	$75,642,002
Undistributed (distributions in excess of) net investment income (loss)	592,597	800,511
Accumulated net realized gain (loss)	(17,940,718)	(511,723)
Net unrealized appreciation (depreciation) on:
Investments	811	15,801,028
Foreign currency translations and forward currency contracts	—	—
Net assets	$54,173,297	$91,731,818

Institutional Shares
Net assets	$23,865,844	$21,936,384
Shares of capital stock outstanding*	3,213,042	1,063,276
Net asset value, offering and redemption price per share	$7.43	$20.63

Open Shares
Net assets	$30,307,453	$69,795,434
Shares of capital stock outstanding*	4,090,048	3,375,312
Net asset value, offering and redemption price per share	$7.41	$20.68

Cost of investments in securities	$53,722,164	$75,740,915
Cost of foreign currency	$—	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

$5,726,285	$2,947,448,441
4,200	—
1,284	14

655,330	23,075,497
—	7,778,590
25,822	6,592,507
12,355	—
—	38,607,348
6,425,276	3,023,502,397

—	2,200,354
383	106,942
677,272	5,331,092
13,394	2,887,988
40,000	—
45,843	157,011
776,892	10,683,387
$5,648,384	$3,012,819,010

$5,308,531	$2,983,737,348
49,727	11,527,657
(174,630)	(44,594,879)

464,841	23,563,858
(85)	38,585,026
$5,648,384	$3,012,819,010

$3,848,360	$2,483,563,788
250,945	180,701,366
$15.34	$13.74

$1,800,024	$529,255,222
117,687	38,426,974
$15.30	$13.77

$5,261,444	$2,923,884,583
$1,288	$14

Semi-Annual Report  23

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2016	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$2,045,390	$1,365,783

Expenses
Management fees (Note 3)	221,749	354,029
Distribution fees (Open Shares)	41,920	85,644
Custodian fees	26,407	23,799
Administration fees	30,845	33,783
Professional services	19,076	19,477
Registration fees	22,399	19,913
Directors’ fees and expenses	3,849	4,273
Shareholders’ reports	11,410	10,238
Shareholders’ services	15,720	17,946
Other†	4,123	4,349
Total gross expenses	397,498	573,451
Management fees waived and expenses reimbursed	(51,528)	(8,179)
Administration fees waived	—	—
Total net expenses	345,970	565,272
Net investment income (loss)	1,699,420	800,511

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(9,034,157)	(1,361,822)
Foreign currency transactions and forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(9,034,157)	(1,361,822)
Net change in unrealized appreciation (depreciation) on:
Investments	10,542,635	7,646,672
Foreign currency translations and forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	10,542,635	7,646,672
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	1,508,478	6,284,850
Net increase (decrease) in net assets resulting from operations	$3,207,898	$7,085,361
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$1,130	$680

The accompanying notes are an integral part of these financial statements.

24   Semi-Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

$90,191	$53,562,297

22,795	12,788,650
2,242	631,985
31,145	240,599
25,494	216,755
18,289	64,067
17,427	52,548
2,586	52,315
1,433	49,867
12,826	38,907
2,730	39,129
136,967	14,174,822
(98,084)	—
(9,375)	—
29,508	14,174,822
60,683	39,387,475

(137,335)	17,124,749
853	(55,958,774)

(136,482)	(38,834,025)

492,717	58,562,494
(15)	33,372,847

492,702	91,935,341

356,220	53,101,316
$416,903	$92,488,791
$4,038	$6,492,842
$17	$—

Semi-Annual Report   25

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,699,420	$5,496,514	$800,511	$1,459,207
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(9,034,157)	(9,078,718)	(1,361,822)	6,745,327
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	10,542,635	(8,478,364)	7,646,672	(4,368,401)
Net increase (decrease) in net assets resulting from operations	3,207,898	(12,060,568)	7,085,361	3,836,133

Distributions to shareholders
From net investment income Institutional Shares	(646,936)	(2,328,929)	—	(388,970)
Open Shares	(807,405)	(2,647,759)	—	(1,212,464)
From net realized gains Institutional Shares	—	(1,172,590)	—	(1,323,795)
Open Shares	—	(1,227,569)	—	(4,827,172)
Net decrease in net assets resulting from distributions	(1,454,341)	(7,376,847)	—	(7,752,401)

Capital stock transactions
Net proceeds from sales Institutional Shares	1,473,802	13,886,139	1,726,207	5,414,090
Open Shares	574,463	20,321,841	6,309,514	23,669,007
Net proceeds from reinvestment of distributions Institutional Shares	623,756	3,238,252	—	1,690,029
Open Shares	793,641	3,824,336	—	5,757,961
Cost of shares redeemed Institutional Shares	(11,667,613)	(42,092,318)	(2,647,837)	(6,912,046)
Open Shares	(12,572,786)	(61,283,643)	(17,792,061)	(39,361,469)
Net increase (decrease) in net assets from capital stock transactions	(20,774,737)	(62,105,393)	(12,404,177)	(9,742,428)

Redemption fees (Note 2(g))
Institutional Shares	—	1,494	7	762
Open Shares	103	11,432	714	4,951
Net increase in net assets from redemption fees	103	12,926	721	5,713
Total increase (decrease) in net assets	(19,021,077)	(81,529,882)	(5,318,095)	(13,652,983)
Net assets at beginning of period	73,194,374	154,724,256	97,049,913	110,702,896
Net assets at end of period*	$54,173,297	$73,194,374	$91,731,818	$97,049,913
* Includes undistributed (distributions in excess of) net investment income (loss) of	$592,597	$347,518	$800,511	$—

Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	4,614,237	7,953,633	1,116,969	1,106,356
Shares sold	207,482	1,669,318	89,912	268,008
Shares issued to shareholders from reinvestment of distributions	88,041	425,265	—	90,600
Shares redeemed	(1,696,718)	(5,433,979)	(143,605)	(347,995)
Net increase (decrease)	(1,401,195)	(3,339,396)	(53,693)	10,613
Shares outstanding at end of period	3,213,042	4,614,237	1,063,276	1,116,969

Open Shares
Shares outstanding at beginning of period	5,692,814	10,454,927	3,995,207	4,494,866
Shares sold	83,020	2,368,278	328,965	1,168,358
Shares issued to shareholders from reinvestment of distributions	112,381	501,448	—	307,541
Shares redeemed	(1,798,167)	(7,631,839)	(948,860)	(1,975,558)
Net increase (decrease)	(1,602,766)	(4,762,113)	(619,895)	(499,659)
Shares outstanding at end of period	4,090,048	5,692,814	3,375,312	3,995,207

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Lazard Global Realty Equity Portfolio		Lazard Global Listed Infrastructure Portfolio
Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

$60,683	$92,981	$39,387,475	$48,927,552

(136,482)	201,000	(38,834,025)	168,086,643

492,702	(230,407)	91,935,341	(68,185,142)

416,903	63,574	92,488,791	148,829,053

—	(132,219)	(21,108,665)	(167,086,540)
—	(64,198)	(3,977,412)	(27,657,141)

—	(105,753)	—	(52,586,746)
—	(55,339)	—	(9,109,533)
—	(357,509)	(25,086,077)	(256,439,960)

32,617	578,622	579,968,446	1,120,901,903
282,401	169,139	265,839,131	375,261,831

—	237,972	17,824,092	184,644,431
—	113,054	3,943,406	36,467,389

(19,571)	(1,866,316)	(326,703,057)	(436,076,801)
(433,093)	(364,500)	(145,593,226)	(141,660,638)

(137,646)	(1,132,029)	395,278,792	1,139,538,115

—	279	8,730	20,425
—	—	17,948	46,495
—	279	26,678	66,920
279,257	(1,425,685)	462,708,184	1,031,994,128
5,369,127	6,794,812	2,550,110,826	1,518,116,698
$5,648,384	$5,369,127	$3,012,819,010	$2,550,110,826

$49,727	$(10,956)	$11,527,657	$(2,773,741)

250,075	314,965	160,699,463	99,989,007
2,229	36,999	42,758,351	77,905,344

—	16,882	1,328,663	13,815,164
(1,359)	(118,771)	(24,085,111)	(31,010,052)
870	(64,890)	20,001,903	60,710,456
250,945	250,075	180,701,366	160,699,463

128,369	133,021	29,287,607	10,615,342
19,263	10,727	19,527,835	25,897,867

—	8,037	293,239	2,724,299
(29,945)	(23,416)	(10,681,707)	(9,949,901)
(10,682)	(4,652)	9,139,367	18,672,265
117,687	128,369	38,426,974	29,287,607

Semi-Annual Report   27

The Lazard Funds, Inc. Financial Highlights

LAZARD US REALTY INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 9/26/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$7.11	$8.42	$7.44	$8.57	$7.46	$9.73
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.37	0.29	0.47	0.49	0.16
Net realized and unrealized gain (loss)	0.31	(1.15)	1.30	(0.27)	1.23	0.55

Total from investment operations	0.51	(0.78)	1.59	0.20	1.72	0.71
Less distributions from:
Net investment income	(0.19)	(0.37)	(0.32)	(0.34)	(0.37)	(0.24)
Net realized gains	—	(0.16)	(0.29)	(0.99)	(0.24)	(2.74)

Total distributions	(0.19)	(0.53)	(0.61)	(1.33)	(0.61)	(2.98)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of period	$7.43	$7.11	$8.42	$7.44	$8.57	$7.46

Total Return (c)	7.32%	–9.50%	21.54%	2.37%	23.32%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,866	$32,806	$66,942	$47,222	$52,024	$19,849
Ratios to average net assets (d):
Net expenses	1.00%	0.98%	0.96%	0.95%	1.15%	1.15%
Gross expenses	1.20%	0.98%	0.96%	0.98%	1.16%	2.31%
Net investment income (loss)	5.88%	4.59%	3.52%	5.29%	5.94%	8.26%
Portfolio turnover rate	30%	60%	53%	104%	42%	89%

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 6/1/11 to	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	5/31/11
Open Shares
Net asset value, beginning of period	$7.09	$8.40	$7.43	$8.56	$7.45	$11.34	$10.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.34	0.26	0.44	0.51	0.44	0.32
Net realized and unrealized gain (loss)	0.30	(1.15)	1.30	(0.26)	1.19	(1.21)	2.05

Total from investment operations	0.50	(0.81)	1.56	0.18	1.70	(0.77)	2.37
Less distributions from:
Net investment income	(0.18)	(0.34)	(0.30)	(0.32)	(0.35)	(0.38)	(0.64)
Net realized gains	—	(0.16)	(0.29)	(0.99)	(0.24)	(2.74)	(1.17)

Total distributions	(0.18)	(0.50)	(0.59)	(1.31)	(0.59)	(3.12)	(1.81)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.41	$7.09	$8.40	$7.43	$8.56	$7.45	$11.34

Total Return (c)	7.19%	–9.77%	21.35%	1.99%	23.00%	–4.82%	23.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,307	$40,388	$87,782	$66,834	$55,393	$6,007	$15,830
Ratios to average net assets (d):
Net expenses	1.30%	1.23%	1.24%	1.22%	1.45%	1.47%	1.48%
Gross expenses	1.45%	1.23%	1.24%	1.24%	1.47%	3.05%	2.42%
Net investment income (loss)	5.65%	4.20%	3.19%	4.86%	6.18%	7.49%	2.81%
Portfolio turnover rate	30%	60%	53%	104%	42%	89%	77%

*	The inception date for Institutional Shares was September 26, 2011.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 9/26/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$18.93	$19.71	$16.05	$17.40	$14.89	$15.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.33	0.28	0.41	0.31	0.10
Net realized and unrealized gain (loss)	1.50	0.55	3.85	(0.10)	2.79	2.91

Total from investment operations	1.70	0.88	4.13	0.31	3.10	3.01
Less distributions from:
Net investment income	—	(0.38)	(0.20)	(0.25)	(0.17)	(0.12)
Net realized gains	—	(1.28)	(0.27)	(1.41)	(0.42)	(3.76)

Total distributions	—	(1.66)	(0.47)	(1.66)	(0.59)	(3.88)

Redemption fees	— (b)	— (b)	— (b)	—	— (b)	—

Net asset value, end of period	$20.63	$18.93	$19.71	$16.05	$17.40	$14.89

Total Return (c)	8.98%	4.63%	25.70%	1.77%	20.83%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,936	$21,143	$21,806	$7,844	$2,794	$1,525
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.13%	1.20%	1.20%
Gross expenses	1.13%	1.09%	1.18%	1.27%	2.34%	13.07%
Net investment income (loss)	2.09%	1.64%	1.50%	2.28%	1.86%	2.32%
Portfolio turnover rate	26%	51%	43%	98%	52%	63%

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 6/1/11 to	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	5/31/11
Open Shares
Net asset value, beginning of period	$19.00	$19.78	$16.11	$17.45	$14.92	$19.49	$16.66
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.26	0.19	0.33	0.30	0.14	(0.07)
Net realized and unrealized gain (loss)	1.52	0.56	3.90	(0.06)	2.76	(0.90)	5.17

Total from investment operations	1.68	0.82	4.09	0.27	3.06	(0.76)	5.10
Less distributions from:
Net investment income	—	(0.32)	(0.15)	(0.20)	(0.12)	(0.06)	(0.04)
Net realized gains	—	(1.28)	(0.27)	(1.41)	(0.42)	(3.76)	(2.23)

Total distributions	—	(1.60)	(0.42)	(1.61)	(0.54)	(3.82)	(2.27)

Redemption fees	— (b)	— (b)	— (b)	— (b)	0.01	0.01	— (b)

Net asset value, end of period	$20.68	$19.00	$19.78	$16.11	$17.45	$14.92	$19.49

Total Return (c)	8.84%	4.34%	25.33%	1.58%	20.58%	–2.44%	33.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$69,795	$75,907	$88,897	$60,823	$65,387	$1,138	$4,852
Ratios to average net assets (d):
Net expenses	1.34%	1.32%	1.35%	1.36%	1.50%	1.80%	1.93%
Gross expenses	1.34%	1.32%	1.42%	1.41%	1.78%	7.48%	5.66%
Net investment income (loss)	1.73%	1.32%	1.01%	1.83%	1.74%	1.36%	–0.41%
Portfolio turnover rate	26%	51%	43%	98%	52%	63%	91%

*	The inception date for Institutional Shares was September 26, 2011.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 9/26/11* to
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$14.19	$15.17	$15.49	$16.98	$12.18		$13.08
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.27	0.34	0.30	0.22		0.03
Net realized and unrealized gain (loss)	0.98	(0.24)	1.29	(0.18)	5.27		0.05

Total from investment operations	1.15	0.03	1.63	0.12	5.49		0.08
Less distributions from:
Net investment income	—	(0.56)	(0.61)	(0.50)	(0.57)		(0.75)
Net realized gains	—	(0.45)	(1.34)	(0.96)	(0.12)		(0.23)
Return of capital	—	—	—	(0.15)	—		—

Total distributions	—	(1.01)	(1.95)	(1.61)	(0.69)		(0.98)

Redemption fees	—	— (b)	—	—	— (b)		—

Net asset value, end of period	$15.34	$14.19	$15.17	$15.49	$16.98		$12.18

Total Return (c)	8.10%	0.36%	10.35%	0.89%	45.14%		0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,848	$3,549	$4,779	$5,320	$2,797		$1,914
Ratios to average net assets (d):
Net expenses	1.00%	1.05%	1.13%	1.22%	1.30%		1.30%
Gross expenses	4.90%	4.97%	3.79%	5.49%	5.84%		17.38%
Net investment income (loss)	2.37%	1.74%	2.04%	1.79%	1.50%		0.83%
Portfolio turnover rate	25%	56%	84%	81%	42%		41%

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 6/1/11 to		Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11		5/31/11
Open Shares
Net asset value, beginning of period	$14.18	$15.16	$15.48	$16.97	$12.17		$16.98	$14.54
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.23	0.29	0.25	0.19		0.06	0.16
Net realized and unrealized gain (loss)	0.97	(0.24)	1.29	(0.18)	5.25		(3.89)	3.99

Total from investment operations	1.12	(0.01)	1.58	0.07	5.44		(3.83)	4.15
Less distributions from:
Net investment income	—	(0.52)	(0.56)	(0.45)	(0.52)		(0.75)	(0.55)
Net realized gains	—	(0.45)	(1.34)	(0.96)	(0.12)		(0.23)	(1.16)
Return of capital	—	—	—	(0.15)	—		—	—

Total distributions	—	(0.97)	(1.90)	(1.56)	(0.64)		(0.98)	(1.71)

Redemption fees	—	—	—	— (b)	— (b)		—	— (b)

Net asset value, end of period	$15.30	$14.18	$15.16	$15.48	$16.97		$12.17	$16.98

Total Return (c)	7.90%	0.06%	10.05%	0.60%	44.81%	–	22.98%	29.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,800	$1,820	$2,016	$2,365	$2,209		$667	$1,716
Ratios to average net assets (d):
Net expenses	1.30%	1.35%	1.43%	1.54%	1.60%		1.84%	1.96%
Gross expenses	5.51%	5.55%	4.26%	5.81%	6.13%		16.46%	14.35%
Net investment income (loss)	2.05%	1.47%	1.76%	1.45%	1.25%		0.66%	0.98%
Portfolio turnover rate	25%	56%	84%	81%	42%		41%	54%

*	The inception date for Institutional Shares was September 26, 2011.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$13.42	$13.72	$13.13	$10.96	$9.78	$10.31
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.33	0.34	0.35	0.31	0.33
Net realized and unrealized gain (loss)	0.25	0.89	2.01	2.53	1.43	(0.48)

Total from investment operations	0.44	1.22	2.35	2.88	1.74	(0.15)
Less distributions from:
Net investment income	(0.12)	(1.17)	(1.04)	(0.33)	(0.35)	(0.15)
Net realized gains	—	(0.35)	(0.72)	(0.38)	(0.21)	(0.23)

Total distributions	(0.12)	(1.52)	(1.76)	(0.71)	(0.56)	(0.38)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.74	$13.42	$13.72	$13.13	$10.96	$9.78

Total Return (c)	3.30%	9.30%	17.95%	26.56%	18.05%	–1.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,483,564	$2,156,325	$1,372,216	$641,127	$125,112	$104,439
Ratios to average net assets (d):
Net expenses	0.95%	0.96%	0.98%	1.01%	1.14%	1.09%
Gross expenses	0.95%	0.96%	0.98%	1.01%	1.14%	1.09%
Net investment income (loss)	2.79%	2.32%	2.35%	2.80%	3.01%	3.15%
Portfolio turnover rate	25%	34%	41%	35%	26%	135%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$13.45	$13.74	$13.15	$10.97	$9.78	$10.34
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.31	0.29	0.30	0.28	0.28
Net realized and unrealized gain (loss)	0.24	0.88	2.02	2.55	1.42	(0.49)

Total from investment operations	0.42	1.19	2.31	2.85	1.70	(0.21)
Less distributions from:
Net investment income	(0.10)	(1.13)	(1.00)	(0.29)	(0.30)	(0.12)
Net realized gains	—	(0.35)	(0.72)	(0.38)	(0.21)	(0.23)

Total distributions	(0.10)	(1.48)	(1.72)	(0.67)	(0.51)	(0.35)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.77	$13.45	$13.74	$13.15	$10.97	$9.78

Total Return (c)	3.16%	9.06%	17.61%	26.24%	17.54%	–1.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$529,255	$393,786	$145,901	$41,095	$12,715	$8,359
Ratios to average net assets (d):
Net expenses	1.21%	1.23%	1.29%	1.32%	1.50%	1.60%
Gross expenses	1.21%	1.23%	1.29%	1.32%	1.50%	1.67%
Net investment income (loss)	2.69%	2.19%	2.04%	2.42%	2.66%	2.81%
Portfolio turnover rate	25%	34%	41%	35%	26%	135%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2016 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio (commenced investment operations on May 27, 2016), Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. This report includes only the financial statements of US Realty Income, US Realty Equity, Global Realty Equity and Global Listed Infrastructure Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, an R6 Share class was classified for each Portfolio. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2016, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares. Emerging Markets Debt Portfolio began issuing R6 Shares on July 28, 2016.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities

32  Semi-Annual Report

for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from

Semi-Annual Report  33

unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2016, only the Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2015, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

US Realty Income	$1,339,121	$7,215,076

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Realty Equity	$58,801	$—
Global Realty Equity	941	—

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that US Realty Income and Global Listed Infrastructure Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated

34  Semi-Annual Report

proportionally each day between the classes based upon the relative net assets of each class.

(g) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. The redemption fee will not apply to transactions in Portfolio shares on or after August 15, 2016.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Realty Income	0.75%
US Realty Equity	0.80
Global Realty Equity	0.85
Global Listed Infrastructure	0.90

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	Year

US Realty Income	1.00%	1.30%	2017
US Realty Equity	1.05	1.35	2026	(a)
Global Realty Equity	1.00	1.30	2017
Global Listed Infrastructure	1.30	1.60	2026	(a)

(a)	Agreement is through April 29, 2026.

During the period ended June 30, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Realty Income	$26,128	$ —	$25,400	$ —
US Realty Equity	8,179	—	—	—
Global Realty Equity	15,172	48,272	7,623	27,017

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

Semi-Annual Report  35

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2016, State Street waived $9,375 of its fee for the Global Realty Equity Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collec-

tively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2016 were as follows:

Portfolio	Purchases	Sales

US Realty Income	$18,124,389	$39,188,216
US Realty Equity	23,482,952	36,302,465
Global Realty Equity	1,354,112	1,336,152
Global Listed Infrastructure	1,011,792,619	670,962,388

For the period ended June 30, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest

36  Semi-Annual Report

on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2016, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Realty Income	$489,429	$1,607,000	1.44%	70
US Realty Equity	688,656	1,565,000	1.44	25
Global Realty Equity	28,000	56,000	1.43	17

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2016 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—The Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging mar-

kets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Realty Companies Risk—Since US Realty Income, US Realty Equity and Global Realty Equity Portfolios focus their investments in realty companies, the Portfolios could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolios may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolios could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally. The risks related to investments in realty companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities

Semi-Annual Report  37

(including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-realty companies traded on national exchanges, which may affect the Portfolios’ ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolios generally will have no control over the operations and policies of the REITs, and the Portfolios generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(c) Infrastructure Companies Risk—Global Listed Infrastructure Portfolio’s assets are invested primarily in securities of companies related to infrastructure industries. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

38  Semi-Annual Report

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2016:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2016

US Realty Income Portfolio
Preferred Stocks*	$11,818,663	$—	$—	$11,818,663
Real Estate Investment Trusts	40,675,101	—	—	40,675,101
Short-Term Investment	1,229,211	—	—	1,229,211
Total	$53,722,975	$—	$—	$53,722,975
US Realty Equity Portfolio
Common Stocks*	$1,784,011	$—	$—	$1,784,011
Real Estate Investment Trusts	87,682,557	—	—	87,682,557
Short-Term Investment	2,075,375	—	—	2,075,375
Total	$91,541,943	$—	$—	$91,541,943
Global Realty Equity Portfolio
Common Stocks*
China	$—	$104,333	$—	$104,333
Germany	—	201,527	—	201,527
Hong Kong	—	287,875	—	287,875
India	—	58,043	—	58,043
Japan	—	311,617	—	311,617
Philippines	—	191,245	—	191,245
Singapore	—	45,987	—	45,987
United Arab Emirates	—	57,420	—	57,420
Other	133,986	—	—	133,986
Real Estate Investment Trusts*
Australia	—	175,770	—	175,770
France	—	71,033	—	71,033
Hong Kong	—	201,943	—	201,943
Italy	—	39,012	—	39,012
Japan	—	492,801	—	492,801
Singapore	—	25,882	—	25,882
United Kingdom	—	289,812	—	289,812
Other	3,037,999	—	—	3,037,999
Total	$3,171,985	$2,554,300	$—	$5,726,285
Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$365,014,567	$—	$365,014,567
France	—	461,737,484	—	461,737,484
Germany	—	89,950,488	—	89,950,488
Italy	—	605,142,918	—	605,142,918
Luxembourg	—	144,395,941	—	144,395,941
Portugal	—	20,544,860	—	20,544,860
Spain	—	141,243,855	—	141,243,855
United Kingdom	—	110,340,517	—	110,340,517
Other	888,999,646	—	—	888,999,646
Short-Term Investment	120,078,165	—	—	120,078,165
Other Financial Instruments**
Forward Currency Contracts	—	38,607,348	—	38,607,348
Total	$1,009,077,811	$1,976,977,978	$—	$2,986,055,789

*	Please refer to Portfolios of Investments (page 14 through 19) and Notes to Portfolios of Investments (page 20) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Semi-Annual Report  39

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Realty Equity and Global Listed Infrastructure Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At June 30, 2016, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

Global Realty Equity	$75,789

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Listed Infrastructure Portfolio

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$2,089,500,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$38,607,348

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(55,557,919)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$33,323,714

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2016.

As of June 30, 2016, Global Listed Infrastructure Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

40  Semi-Annual Report

The required information for the affected Portfolio is presented in the below table, as of June 30, 2016:

Global Listed Infrastructure Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$38,607,348	$ —	$38,607,348

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amounts

BNP Paribas SA	$7,010,861	$—	$—	$7,010,861
Canadian Imperial Bank of Commerce	3,914,049	—	—	3,914,049
Citibank NA	3,597,670	—	—	3,597,670
Credit Suisse International	2,712,788	—	—	2,712,788
HSBC Bank USA NA	2,242,315	—	—	2,242,315
JPMorgan Chase Bank NA	336,260	—	—	336,260
Royal Bank of Canada	4,440,160	—	—	4,440,160
Standard Chartered Bank	7,355,742	—	—	7,355,742
State Street Bank and Trust Co.	4,908,120	—	—	4,908,120
The Bank of New York Mellon Corp.	2,089,383	—	—	2,089,383
Total	$38,607,348	$—	$—	$38,607,348

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed, there were no subsequent events that required adjustment or disclosure.

Semi-Annual Report  41

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3):
Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)
Nancy A. Eckl (53)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
Resource Americas, Inc., a real estate asset management company, Director (2016 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

42  Semi-Annual Report

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Interested Directors(4):
Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)
Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Semi-Annual Report  43

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager
Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)
Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager
Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 –- August 2014)
Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager
Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)
Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)
Associate at Clifford Chance US LLP (2006 – July 2011)
Cesar A.Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

44  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $28 billion (as of April 30, 2016) of the approximately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”). Strategic Insight’s analyses were for the Institutional Shares and Open Shares classes of all Portfolios.

Advisory Fees and Expense Ratios. The Directors discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials

Semi-Annual Report  45

as “advisory fees”) and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving advisory fees and/or reimbursing expenses.

For both share classes of each Portfolio, gross advisory fees were at or below the median of the relevant Group, except for the US Realty Equity Portfolio Institutional Shares (less than a basis point above the median) and Global Listed Infrastructure Portfolio (above the median for both share classes by three or four basis points).

It also was noted that, for both share classes of the Portfolios, expense ratios were below the medians of those of the funds in the relevant Group. For the Global Listed Infrastructure Portfolio, the Investment Manager representatives presented supplemental comparisons against peer funds the Investment Manager believed were more appropriate than those comprising the respective Groups, showing that the Portfolio’s gross advisory fee (both share classes) was two basis above the average and approximately equal to the median of the peer funds and net expenses were below the averages and medians of the peer funds.

The Directors also considered fees paid to the Investment Manager by separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over one-, three- and five-year periods ended March 31, 2016 (as applicable).

The Directors noted that the performance of both share classes of the Global Listed Infrastructure Portfolio were above the average of the performance Group and Category for all periods (for all periods, both share classes ranking first in the Group, and the Institutional Shares and Open Shares ranking first and second, respectively, in the Category); the performance of the Global Realty Equity and US Realty Equity Portfolios (both share classes) was variously above and below the averages of the Group and Category for the periods, although all were above the averages in the one year periods; and the US Realty Income Portfolio (both share classes) was below the averages of the Group and Category, for all periods.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment

46  Semi-Annual Report

Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline, supported the renewal of the Management Agreement. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio management fees and expenses (including amending the Management Agreement to lower contractual management fees), adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.

•	The Board generally was satisfied with the performance of Portfolios, except was concerned with the performance of the US Realty Income Portfolio and agreed to closely monitor performance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Semi-Annual Report  47

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS028

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)          Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2016

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 6, 2016